     As filed with the Securities and Exchange Commission on
                          July 29, 1998

                                            File Nos. 333-
                                                      811-00134

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                  _____________________________

                            FORM N-14

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.

         Post-Effective Amendment No.

                 ______________________________

                 ALLIANCE BALANCED SHARES, INC.
       (Exact Name of Registrant as Specified in Charter)

         Area Code and Telephone Number:  (800) 221-5672

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

                 ______________________________

                      EDMUND P. BERGAN, JR.
             Alliance Capital Management Corporation
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York  10004

                 ______________________________

          Approximate Date of Proposed Public Offering:
           As soon as practicable after the effective
              date of this Registration Statement.

    It is proposed that this filing will become effective on August 28, 1998 pursuant to Rule 488 under the Securities Act of
1933.

                      CROSS REFERENCE SHEET

Item of Part A                     Location in
of Form N-14                       Prospectus
______________                     ___________

   1. ..............  Cross Reference Sheet; Front Cover Page.

   2. ..............  Back Cover Page.

   3. ..............  Fee Table; Synopsis; Risk Factors.

   4. ..............  Reasons for the Transactions; Information
                      About the Transactions.

   5. ..............  Management's Discussion of Performance of
                      Balanced Shares; Comparison of Investment
                      Objectives and Policies; Certain
                      Comparative Information; Additional
                      Information About the Funds.

   6. ..............  Comparison of Investment Objectives and
                      Policies; Certain Comparative Information;
                      Additional Information About the Funds.

   7. ..............  Voting Information.

   8. ..............  Inapplicable.

   9. ..............  Inapplicable.


Item of Part B               Location in Statement
of Form N-14                 of Additional Information
______________               _________________________

  10. ..............  Cover Page.

  11. ..............  Cover Page.

  12. ..............  Statement of Additional Information of
                      Alliance Balanced Shares, Inc. ("Balanced
                      Shares") dated October 31, 1997; See Item
                      14 below.

  13. ..............  Statements of Additional Information of
                      Alliance Strategic Balanced Fund, a series of The Alliance Portfolios ("Strategic"), and Alliance Income Builder Fund, Inc. ("Income Builder") dated October 31, 1997 and March 2, 1998, respectively; See Item 14 below.

  14. ..............  Report of Independent Accountants and
                      financial statements of Balanced Shares as of and for the fiscal year ended July 31, 1997; unaudited financial statements of Balanced Shares as of and for the six months ended January 31, 1998; Report of Independent Accountants and financial statements of Strategic as of and for the fiscal year ended July 31, 1997; unaudited financial statements of Strategic as of and for the six months ended January 31, 1998; Report of Independent Auditors and financial statements of Income Builder as of and for the fiscal year ended October 31, 1997; unaudited financial statements of Income Builder as of and for the six months ended April 30, 1998; unaudited pro forma combined financial information as of and for the twelve months ended June 30, 1998.

[LOGO OF ALLIANCE CAPITAL]   ALLIANCE STRATEGIC BALANCED FUND
                             ALLIANCE INCOME BUILDER FUND, INC.

____________________________________________________________
1345 Avenue of the Americas
New York, New York 10105
August [  ], 1998
____________________________________________________________

To the Shareholders of

    Alliance Strategic Balanced Fund ("Strategic") and
    Alliance Income Builder Fund, Inc. ("Income Builder"):

         The accompanying Notice of Special Meetings of Shareholders and Prospectus/Proxy Statement present to the shareholders of each of Strategic and Income Builder a proposal, to be considered at the Special Meetings of Shareholders of Strategic on October 12, 1998 and of Income Builder on
October 12, 1998, for the assets of each of Strategic and Income Builder to be acquired by Alliance Balanced Shares, Inc. ("Balanced Shares"), an open-end investment company also managed by Alliance Capital Management L.P. ("Alliance"). As the Prospectus/Proxy Statement is long and detailed, the Board of Trustees of The Alliance Portfolios ("TAP"), on behalf of Strategic, and the Board of Directors of Income Builder thought it desirable to summarize the proposal that the Trustees and Directors are recommending for your approval.

         It is anticipated that the proposed transactions will result in substantial benefits to the shareholders of Strategic and Income Builder in that they will enable them to acquire an investment in a fund with an investment objective that is similar and that has a lower expense ratio and better historical performance than either Strategic or Income Builder. The Board of Trustees of TAP and the Board of Directors of Income Builder have given full and careful consideration to the proposed acquisitions and have concluded that the acquisitions are in the best interests of the funds and their shareholders. The Boards urge the shareholders of each fund to approve the appropriate proposed transaction.

         If the acquisitions of the assets of Strategic and Income Builder by Balanced Shares are approved by the shareholders of the respective funds at the October 12, 1998 meetings, the acquisitions are expected to occur shortly thereafter. At that time, each shareholder will receive, in exchange for his or her Class A, Class B, Class C or Advisor Class shares of Strategic and Income Builder, shares of the same class of Balanced Shares equal in net asset value at the close of business on the date of the exchange to the total net asset value of the shareholder's shares of Strategic or Income Builder.

         Shareholders will not be assessed any sales charge or other fee in connection with the proposed acquisitions. No gain or loss will be recognized by shareholders of Strategic or Income Builder as a result of the transfer of assets to Balanced Shares and the subsequent distribution of shares of Balanced Shares to shareholders in exchange for their shares of the respective funds. The closing of one acquisition is not contingent upon the closing of the other acquisition.

         We welcome your attendance at the Special Meetings of Shareholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expenses.

                             Sincerely,

[LOGO OF ALLIANCE CAPITAL]   ALLIANCE STRATEGIC BALANCED FUND, a
                             Series of THE ALLIANCE PORTFOLIOS,
                             ALLIANCE INCOME BUILDER FUND, INC.
____________________________________________________________
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 733-8481
____________________________________________________________

           NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
             OF ALLIANCE STRATEGIC BALANCED FUND AND
               ALLIANCE INCOME BUILDER FUND, INC.
                        OCTOBER 12, 1998

To the Shareholders of

    Alliance Strategic Balanced Fund ("Strategic"), a series of
    The Alliance Portfolios, and Alliance Income Builder Fund,
    Inc. ("Income Builder"):

         Special Meetings of the Shareholders of Strategic and Income Builder (individually, a "Fund" and collectively, the "Funds") will be held at 1345 Avenue of the Americas, 33rd Floor,
New York, New York 10105 on October 12, 1998 at [     ] Eastern
time (the "Meetings"), for the following purposes:

         1. To approve, as to each Fund, an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all the assets and all the liabilities of the Fund, in exchange for shares of Alliance Balanced Shares, Inc., the distribution of such shares to shareholders of the Funds in liquidation of the Funds and the subsequent termination of Strategic as a series of The Alliance Portfolios ("TAP") and the dissolution of Income Builder; and

         2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         The Board of Trustees of TAP, on behalf of Strategic, and the Board of Directors of Income Builder have fixed the close of business on August 14, 1998 as the record date for determination of those shareholders entitled to notice of, and to vote at, the Meetings or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees or the Board of Directors of the relevant Fund. Each shareholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                   By Order of the Board of Trustees and the Board of Directors,

                   Edmund P. Bergan, Jr.
                        Secretary

New York, New York
August [  ], 1998


      THE BOARD OF TRUSTEES OF TAP, ON BEHALF OF STRATEGIC,
          AND THE BOARD OF DIRECTORS OF INCOME BUILDER
        RECOMMEND APPROVAL OF THE RELEVANT AGREEMENT AND
             PLAN OF REORGANIZATION AND LIQUIDATION

____________________________________________________________

                     YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save any additional expense of further solicitation, please mail your proxy promptly.
____________________________________________________________

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                   PROSPECTUS/PROXY STATEMENT

                    ACQUISITION OF THE ASSETS
          OF ALLIANCE STRATEGIC BALANCED FUND, a Series
                 of THE ALLIANCE PORTFOLIOS, and
               ALLIANCE INCOME BUILDER FUND, INC.

                  1345 Avenue of the Americas,
                    New York, New York 10105,
                         1-800-733-8481

                       __________________

                  BY AND IN EXCHANGE FOR SHARES
                OF ALLIANCE BALANCED SHARES, INC.

                  1345 Avenue of the Americas,
                    New York, New York 10105,
                         1-800-221-5672

                        August [  ], 1998

                       __________________


                          INTRODUCTION

         This Prospectus/Proxy Statement relates to the solicitation of separate shareholder approvals for: the proposed transfer of all the assets and all the liabilities of Alliance Strategic Balanced Fund ("Strategic"), a series of The Alliance Portfolios ("TAP"), and Alliance Income Builder Fund, Inc. ("Income Builder") to Alliance Balanced Shares, Inc. ("Balanced Shares") (individually, a "Fund" and collectively, the "Funds") in exchange for shares of Class A, Class B, Class C and Advisor Class Common Stock of Balanced Shares. Following each exchange, Class A, Class B, Class C and Advisor Class shares of Balanced Shares will be distributed to the shareholders of Strategic and Income Builder in liquidation of those Funds. The closing of one transaction is not contingent upon the closing of the other transaction. As a result of the proposed transactions, each holder of Class A, Class B, Class C or Advisor Class shares of Strategic or Income Builder will receive that number of full and fractional shares of the corresponding class (i.e., Class A, Class B, Class C and Advisor Class, as the case may be) of Balanced Shares equal in net asset value at the close of business on the date of the exchange to the net asset value of the holder's Class A, Class B, Class C or Advisor Class shares of Strategic or Income Builder. Shareholder approval of one acquisition is independent of shareholder approval of the other acquisition. Accordingly, the closing of one acquisition is not contingent upon the closing of the other acquisition.

         It is anticipated that the proposed transactions will result in substantial benefits to the shareholders of each Fund in that the transactions will enable them to acquire an investment in a fund with an investment objective that is similar and that has a lower expense ratio. Moreover, Balanced Shares has a better historical performance than either Strategic or Income Builder. Like the Class A shares of Strategic and Income Builder, the Class A shares of Balanced Shares are sold subject to an initial sales charge and, in some cases, a contingent deferred sales charge upon redemption. The Class B shares of the Funds are sold subject to a contingent deferred sales charge upon most redemptions within four years of purchase. The Class C shares of the Funds are sold without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. The Advisor Class shares of the Funds are sold without any initial or deferred sales charges and without ongoing distribution expenses. The proposed transactions will be effected at net asset value without the imposition of any sales charges or other fees.
Class B shares of Balanced Shares distributed in a transaction will automatically convert to Class A shares of Balanced Shares in accordance with the conversion schedule applicable at the time of the original purchase of the Class B shares surrendered in the transaction. In addition, the contingent deferred sales charge schedule applicable to the original purchases of the Class A, Class B and Class C shares surrendered in the transactions would be applied to the shares of Balanced Shares distributed.

         Because shareholders of Strategic and Balanced Shares are being asked to approve transactions that will result in their receiving shares of Balanced Shares, the Proxy Statement also serves as a Prospectus for Balanced Shares. Balanced Shares is an open-end management investment company organized as a Maryland corporation. The investment objective of Balanced Shares, which is similar to the investment objectives of Strategic and Income Builder, is to seek a high return through a combination of current income and capital appreciation. Balanced Shares pursues its investment objective by investing principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

         Strategic and Income Builder intend to sell securities prior to the proposed acquisitions to the extent desirable from the perspective of Balanced Shares' portfolio. Consequently, it is expected that the portfolio turnover rate for Strategic and Income Builder will increase approximately 40% to 50% and, in addition, Strategic and Income Builder are expected to realize significant capital gains and to incur related transaction costs. Purchases of portfolio securities by each of Strategic and Income Builder prior to the proposed acquisitions will be consistent with the investment objectives and policies of Strategic or Income Builder and of Balanced Shares.


             THE BOARD OF TRUSTEES OF TAP, ON BEHALF
       OF STRATEGIC, AND THE BOARD OF DIRECTORS OF INCOME
    BUILDER RECOMMEND APPROVAL OF THE RELEVANT AGREEMENT AND
             PLAN OF REORGANIZATION AND LIQUIDATION

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Balanced Shares that a prospective investor should know before returning the enclosed proxy card. The Prospectus of The Alliance Stock Funds dated February 2, 1998 (the "Stock Funds Prospectus"), which includes information concerning Balanced Shares, Strategic and Income Builder, may be obtained without charge by writing to Alliance Fund Services, Inc., the transfer agent of each of the Funds, at P.O. Box 1520, Secaucus, New Jersey 07096, or by calling the transfer agent toll-free at 1-800-221-5672. The information in the Stock Funds Prospectus pertaining to Balanced Shares, Strategic and Income Builder is incorporated herein by reference. A Statement of Additional Information dated August [ ], 1998 (the "Supplementary Information"), which contains Statements of Additional Information of Balanced Shares and Strategic, each dated October 31, 1997, and a Statement of Additional Information of Income Builder dated March 2, 1998, and other information, has been filed with the Securities and Exchange Commission ("Commission") as part of the Supplementary Information and is incorporated by reference herein. Copies of the Supplementary Information may be obtained without charge as provided above in this paragraph.

         [For bottom of cover page: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.]

                            FEE TABLE

         The tables below set forth information with respect to shares of the Funds and pro forma information for shares of Balanced Shares after giving effect to the proposed transactions. The tables were prepared by Alliance Capital Management L.P. ("Alliance"), each Fund's investment adviser, based on the net asset, fee and expense levels of the Funds as of June 30, 1998. Because certain of the expenses of Balanced Shares are relatively fixed, the percentage amounts of "Other Expenses" and "Total Fund Operating Expenses" for Balanced Shares following the transactions would be greater than those shown below to the extent its assets were less than those shown under "Information About the Transactions - Capitalization" below.

                                                                               Shares of
                                                                               Pro Forma
                                                                               Combined Fund
                                                                               (Balanced Shares
                                            Shares of             Shares of    Following Either
                                            Balanced  Shares of   Income       One or Both of
                                            Shares    Strategic   Builder      the Transactions)

Shareholder transaction expenses
  Maximum sales charge imposed on purchases (as a
    percentage of offering price)
    Class A................................ 4.25%(a)    4.25%(a)      4.25%(a)       4.25%(a)
    Class B and Class C.................... None        None          None           None
    Advisor Class.......................... None        None          None           None

Sales charge imposed on
  dividend reinvestment.................... None        None          None           None

Deferred sales charge (as
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)
    Class A................................ None(a)     None(a)       None(a)        None(a)
    Class B................................ 4.0%        4.0%          4.0%           4.0%
                                            during the  during the    during the     during the
                                            first year, first year,   first year,    first year,
                                            decreasing  decreasing    decreasing     decreasing
                                            1.0%        1.0%          1.0%           1.0%
                                            annually to annually to   annually to    annually to
                                            0% after    0% after      0% after       0% after
                                            the fourth  the fourth    the fourth     the fourth
                                            year (b)    year (b)      year (b)       year (b)
    Class C................................ 1.0% during 1.0% during   1.0% during    1.0% during


                                4




                                            the first   the first     the first      the first
                                            year, 0%    year, 0%      year, 0%       year, 0%
                                            thereafter  thereafter    thereafter     thereafter
    Advisor Class.......................... None        None          None           None

  Redemption fees (as percentage of
    amount redeemed)....................... None        None          None           None

    Exchange fee........................... None        None          None           None

                                                                          Pro Forma Combined Fund
                                                                        (Balanced Shares Following
                                                                            Transactions With)
                                           Actual
                                                                                             Strategic
                                 Balanced                Income                   Income     and Income
                                 Shares     Strategic    Builder     Strategic    Builder    Builder


Annual Fund Operating Expenses

  Management Fees
    Class A................       .63%       .75%(c)       .75%        .60%(d)     .60%(d)    .59%(d)
    Class B................       .63%       .75%(c)       .75%        .60%(d)     .60%(d)    .59%(d)
    Class C................       .63%       .75%(c)       .75%        .60%(d)     .60%(d)    .59%(d)
    Advisor Class..........       .63%       .75%(c)       .75%        .60%(d)     .60%(d)    .59%(d)

  12b-1 Fees
    Class A................       .25%       .30%(e)       .30%        .25%        .25%       .25%
    Class B................      1.00%      1.00%         1.00%       1.00%       1.00%      1.00%
    Class C................      1.00%      1.00%         1.00%       1.00%       1.00%      1.00%
    Advisor Class..........      None       None          None        None        None       None

  Other Expenses (f)
    Class A................       .40%       .85%          .91%        .39%        .35%       .33%
    Class B................       .40%       .85%          .91%        .39%        .35%       .33%
    Class C................       .40%       .85%          .91%        .39%        .35%       .33%
    Advisor Class..........       .40%       .85%          .91%        .39%        .35%       .33%

  Total Fund Operating Expenses
    Class A................      1.28%      1.90%(c)      1.96%       1.24%       1.20%      1.17%
    Class B................      2.03%      2.60%(c)      2.66%       1.99%       1.95%      1.92%
    Class C................      2.03%      2.60%(c)      2.66%       1.99%       1.95%      1.92%
    Advisor Class..........      1.03%      1.60%(c)      1.66%        .99%        .95%       .92%

(a) Purchases of Class A shares of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions made within one year of purchase. See "Purchase and Sale of Shares - How to Buy Shares" in the Stock Funds Prospectus.

(b) Class B shares automatically convert to Class A shares after eight years. Class B shares of Balanced Shares distributed in the Transactions will automatically convert to Class A shares eight years following the respective dates of the original purchases of the Class B shares of each Fund exchanged in the Transactions.

(c) As stated in the "Synopsis" below, pursuant to a voluntary waiver, Alliance has agreed to waive its fees and to bear certain expenses of Strategic to the extent that expenses exceed an annual rate of 1.40% for Class A shares, 2.10% for Class B and Class C shares and 1.10% for Advisor Class shares. For the fiscal year ended July 31, 1997 the management fee paid by each Class of shares of Strategic was .09%, and total fund operating expenses after waivers were 1.41%, 2.12%, 2.12% and 1.10%, respectively.

(d)  This fee assumes that, as a result of the relevant
     Transactions(s), the combined assets will cause Balanced
     Shares to reach a breakpoint in the management fee, thereby reducing the management fee to the amount shown in the table.

(e) As stated in the "Synopsis" below, under the terms of Strategic's Rule 12b-1 plan, the Fund may pay to the Fund's distributor a distribution services fee of up to .50% and a service fee of up to .25% of the aggregate average daily net assets of Class A shares, provided that the aggregate distribution services fee and service fee shall not exceed the annual rate of .50%. The Distribution Services Agreement for TAP currently provides for payment to AFD of a service fee and a distribution services fee at the annual rates of .25% and .05%, respectively, of aggregate average daily net assets attributable to the Class A shares.

(f) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not reflect the application of credits that reduce Fund expenses.

EXAMPLES

         The Examples below show the cumulative expenses attributable to a $1,000 investment in shares of Balanced Shares, shares of Strategic, shares of Income Builder and shares of the pro forma combined fund for the periods specified.

                                 1 year   3 years  5 years  10 years

Balanced Shares (Actual)
  Class A......................   $55     $81      $110      $190
  Class B(a)...................   $61     $84      $109      $217(b)
  Class B(c)...................   $21     $64      $109      $217(b)
  Class C(a)...................   $31     $64      $109      $236
  Class C(c)...................   $21     $64      $109      $236
  Advisor Class................   $11     $33      $ 57      $126

Strategic (Actual)
  Class A......................   $61     $100     $141      $255
  Class B(a)...................   $66     $101     $138      $276(b)
  Class B(c)...................   $26     $ 81     $138      $276(b)
  Class C(a)...................   $36     $ 81     $138      $293
  Class C(c)...................   $26     $ 81     $138      $293
  Advisor Class................   $16     $ 50     $ 87      $190

Income Builder (Actual)
    Class A....................   $62     $101     $144      $261
    Class B(a).................   $67     $103     $141      $282(b)
    Class B(c).................   $27     $ 83     $141      $282(b)
    Class C(a).................   $37     $ 83     $141      $299
    Class C(c).................   $27     $ 83     $141      $299
    Advisor Class..............   $17     $ 52     $ 90      $197

Pro Forma Combined Fund
(Balanced Shares Following
Transaction with Strategic)
  Class A......................   $55     $80      $108      $186
  Class B(a)...................   $60     $82      $107      $212(b)
  Class B(c)...................   $20     $62      $107      $212(b)
  Class C(a)...................   $30     $62      $107      $232
  Class C(c)...................   $20     $62      $107      $232
  Advisor Class................   $10     $32      $ 55      $121

Pro Forma Combined Fund
(Balanced Shares Following
Transaction with Income Builder)
  Class A......................   $54     $79      $106      $182
  Class B(a)...................   $60     $81      $105      $208(b)
  Class B(c)...................   $20     $61      $105      $208(b)
  Class C(a)...................   $30     $61      $105      $227
  Class C(c)...................   $20     $61      $105      $227
  Advisor Class................   $10     $30      $ 53      $117

Pro Forma Combined Fund
(Balanced Shares Following
Both Transactions)
  Class A......................   $54     $78      $104      $179
  Class B(a)...................   $59     $80      $104      $205(b)
  Class B(c)...................   $19     $60      $104      $205(b)
  Class C(a)...................   $29     $60      $104      $224
  Class C(c)...................   $19     $60      $104      $224
  Advisor Class................   $9      $29      $ 51      $113

______________________________________
(a)  Assumes redemption at end of period.
(b) Assumes Class B shares convert to Class A shares after eight years.
(c)  Assumes no redemption at end of period.

         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term holders of shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Examples above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES ARE NOT TO BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Except as noted in the Examples, the cumulative expenses attributable to the hypothetical investment are the same whether or not redemption at the end of the respective periods is assumed.

                            SYNOPSIS

         This synopsis is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Stock Funds Prospectus and the form of Agreement and Plan of Reorganization and Liquidation attached hereto as Exhibit A.

         Proposed Transactions. At regular meetings held on July 16 and 15, 1998, respectively, each of the Board of Trustees of TAP, on behalf of Strategic, and the Board of Directors of Income Builder, including the Trustees or Directors who are not "interested persons" of the Funds (the "Independent Trustees" or "Independent Directors," respectively) within the meaning of the Investment Company Act of 1940 (the "1940 Act"), approved an Agreement and Plan of Reorganization and Liquidation (individually, a "Plan," and collectively, the "Plans") between the relevant Fund and Balanced Shares providing for the transfer of all the assets of the relevant Fund to Balanced Shares and the assumption by Balanced Shares of all the liabilities of the relevant Fund in exchange for Class A, Class B, Class C and Advisor Class shares of Balanced Shares, and the distribution of such shares to shareholders of the relevant Fund in liquidation of the Fund (individually, a "Transaction" and collectively, the "Transactions").

         As a result of each Transaction, each holder of Class A, Class B, Class C or Advisor Class shares of Strategic or Income Builder will receive that number of full and fractional Class A, Class B, Class C or Advisor Class shares of Balanced Shares equal in net asset value at the close of business on the date of the exchange to the net asset value of such holder's Class A, Class B, Class C or Advisor Class shares of Strategic or Income Builder. Each Transaction will be effected at net asset value without the imposition of any sales charges or other fees.

         The Board of Trustees of TAP, on behalf of Strategic, and the Board of Directors of Income Builder have determined that the interests of existing shareholders of the relevant Fund would not be diluted as a result of the relevant Transaction, concluded that the relevant Transaction would be in the best interests of such Fund and its shareholders and recommend approval of the relevant Transaction. Approval of the relevant Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Income Builder and two-thirds of the outstanding shares of beneficial interest of Strategic.

         Shareholder approval of one Transaction is independent of shareholder approval of the other Transaction, and the closing of one Transaction is not contingent upon the closing of the other Transaction.

         The expenses incurred in connection with the Transactions, other than the expenses incurred by Strategic and Income Builder through the time of the closing of the Transactions as a result of the portfolio realignment to be made in anticipation of the Transactions, will be borne by Alliance.

         With respect to each Fund, the Transaction is expected to occur shortly following shareholder approval thereof.
However, each Plan may be terminated at any time prior to the closing of the Transaction by either party thereto, whether or not shareholder approval has been obtained, if the conditions precedent to the obligations of either party under the Plan have not been satisfied or if the Trustees of TAP, on behalf of Strategic, or the Directors of Income Builder or Balanced Shares, as the case may be, determine that proceeding with the Transaction would not be in the best interests of that Fund's shareholders. As each Plan is separate from the other, termination of one Plan would not automatically result in the termination of the other Plan. Unless the parties agree in writing, the Plans will terminate, without liability to any party, as of the close of business on October 31, 1999 if the closing of the Transactions is not held on or prior to such date.

         Tax Consequences of the Transactions. No gain or loss will be recognized by Balanced Shares or the shareholders of Strategic or Income Builder as a result of the Transactions. The aggregate tax basis of the shares of each class of Balanced Shares received by a shareholder of Strategic or Income Builder will be the same as the aggregate tax basis of the shareholder's shares of the corresponding class of Strategic or Income Builder. The holding period of the shares of each class of Balanced Shares received by a shareholder of either Fund will include the holding period of the shares of the corresponding class of Strategic or Income Builder held by the shareholder, provided that such shares are held as capital assets by the shareholder of Strategic or Income Builder at the time of the Transactions. The holding period and tax basis of each asset of a Fund in the hands of Balanced Shares as a result of the Transactions will be the same as the holding period and tax basis of each such asset in the hands of that Fund prior to the Transactions. The foregoing tax
information is based on the advice of [               ].  It is a
condition to the closing of each Transaction that such advice be
confirmed in a written opinion of [               ].  An opinion
of counsel is not binding on the Internal Revenue Service. See "Information about the Transactions - Federal Income Tax Consequences of the Transactions" below.

         Prior to the Transactions, Strategic and Income Builder intend to sell portfolio securities to the extent desirable from the perspective of the portfolio of Balanced Shares. It is expected that this will result in the realization of substantial capital gains. Each Fund also intends, prior to the Transactions, to declare and pay a dividend and/or capital gains distribution to its shareholders of record as of a date prior thereto.

         Investment Objectives and Policies. While the investment objectives of the Funds are similar in that they are each classified as total return funds that seek a combination of current income and capital appreciation, and both Balanced Shares and Strategic are so-called "balanced funds," because they always have at least 25% of their assets invested in fixed-income securities, the investment objectives of each Fund are stated somewhat differently, reflecting a difference in investment emphasis. Balanced Shares seeks a high return through a combination of current income and capital appreciation.
Strategic seeks a high long-term total return by investing in a combination of equity and debt securities. Income Builder seeks both an attractive level of current income and long-term growth of income and capital.

         The investment policies of Balanced Shares differ from those of Strategic and Income Builder; these policies are discussed in detail below under "Comparison of Investment
Objectives and Policies."

         Comparative Investment Performance Data. Set forth below for the periods indicated is certain investment performance data for the Class A shares of the Funds.

                  Average Annual Total Returns
                       at Net Asset Value
                   Periods Ended June 30, 1998

                 Year to Date   One     Three   Five     Since
                (unannualized)  Year    Years   Years    Inception*

Balanced Shares      9.02%      24.99%  18.46%  13.51%    9.76%
Strategic           11.30%      16.46%  14.64%  10.89%   13.03%
Income Builder       8.33%      16.45%  17.99%  14.61%**   --

___________________

*   September 30, 1998 in the case of Balanced Shares;
    September 4, 1990 in the case of Strategic.

**  Inception of Class A Shares (March 25, 1994).

INVESTORS ARE CAUTIONED THAT PAST PERFORMANCE IS NOT INDICATIVE
OF FUTURE RESULTS.

         Advisory and Distribution Fees. Under an investment advisory agreement with Alliance, Balanced Shares pays monthly to Alliance a fee at the annualized rate of .625 of 1% of the first $200 million, .50 of 1% of the excess over $200 million up to $400 million and .45 of 1% of the excess over $400 million of the average daily value of the net assets of Balanced Shares. Under an investment advisory agreement with Alliance, Strategic pays monthly to Alliance a fee at the annualized rate of .75 of 1% of the average daily value of the net assets of Strategic. Alliance has voluntarily undertaken to waive its fees and has agreed to bear certain expenses of Strategic to the extent that expenses would otherwise exceed an annual rate of 1.40% for Class A shares, 2.10% for Class B and Class C shares and 1.10% for Advisor Class shares. Under an investment advisory agreement with Alliance, Income Builder pays monthly to Alliance a fee at the annualized rate of .75 of 1% of the average daily value of the net assets of Income Builder.

         Balanced Shares has entered into a Distribution Services Agreement that incorporates a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 plan") with Alliance Fund Distributors, Inc. ("AFD"). AFD is the principal underwriter of shares of Balanced Shares and an indirect wholly-owned subsidiary of Alliance. Pursuant to a Rule 12b-1 plan, Balanced Shares pays AFD a distribution services fee at an annual rate that may not exceed, on an annualized basis, .30 of 1% of the aggregate average daily net assets of Balanced Shares attributable to Class A shares and 1.00% of the aggregate average daily net assets of Balanced Shares attributable to each of the Class B and Class C shares for distribution services. Each of Strategic and Income Builder has also entered into a Distribution Services Agreement that incorporates a Rule 12b-1 plan with AFD, each Fund's principal underwriter. Pursuant to each Rule 12b-1 plan, Strategic and Income Builder pay to AFD a distribution services fee at an annual rate that may not exceed .50 of 1% and .30 of 1%, respectively, of that Fund's aggregate average daily net assets attributable to Class A shares and 1.00% of the aggregate average daily net assets of that Fund attributable to each of the Class B and Class C shares for distribution services. The Board of Trustees of TAP currently limits payments under the Class A plan for Strategic to .30 of 1% of that Fund's aggregate average daily net assets attributable to the Class A shares. Each Rule 12b-1 plan provides that a portion of the distribution services fee in an amount not to exceed .25 of 1% of the aggregate average daily net assets of that Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts. The Advisor Class shares of the Funds do not pay distribution fees.

         Alliance Fund Services, Inc., an affiliate of Alliance, provides transfer agency and shareholder services to the Funds.

         Dividends and Distributions. The dividend and distribution policies of the Funds are the same. The Funds have no fixed dividend rates. It is the intention of each Fund to distribute each fiscal year all of its net investment income and net realized capital gains, if any, for such year.

         There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions of the Funds. Each Fund permits its shareholders to make an election to receive dividends and distributions in cash or in full and fractional shares of that Fund.

         Purchase Procedures and Exchange Privileges. The purchase procedures and exchange privileges of each of the Funds are the same. Under a multiple pricing structure, each Fund offers investors the choice of purchasing its shares subject to a front-end sales charge, as Class A shares, a contingent deferred sales charge, as Class B shares, without any initial or contingent deferred sales charge, as long as the shares are held for one year or more, as Class C shares or, and to certain qualified purchasers, without any sales charge and without any distribution fee, as Advisor Class shares. The respective sales charges on the Class A, Class B and Class C shares of the Funds are identical. No sales charges or other fees will be assessed to shareholders of Strategic or Income Builder in connection with either Transaction.

         As indicated above, Class B shares of each Fund are subject to a contingent deferred sales charge imposed on most redemptions made within four years of purchase. Class B shares convert into Class A shares eight years after purchase. Class B shares of Balanced Shares distributed in a Transaction will automatically convert to Class A shares of Balanced Shares in accordance with the conversion schedule applicable at the time of the original purchase of the Class B shares surrendered in the Transaction.

         The minimum initial investment in each Fund is $250 and the minimum for subsequent investments is $50, except in certain instances as described in the Stock Funds Prospectus. See "Purchase and Sale of Shares - How to Buy Shares" in the Stock Funds Prospectus.

         Shares of each Fund may be exchanged for shares of the same class of certain other open-end investment companies managed by Alliance, including AFD Exchange Reserves, a money market fund managed by Alliance. See "Purchase and Sale of Shares - How to Exchange Shares" in the Stock Funds Prospectus. Exchanges of shares are made at the relative net asset values next determined, without sales or service charges.

         Redemption Procedures. The redemption procedures of the Funds are the same. Shares of each Fund may be redeemed, either directly or through a broker-dealer, bank or other financial intermediary, on any day the New York Stock Exchange is open for trading. Shares are redeemed at net asset value next calculated after a Fund receives a redemption request in proper form, subject to any applicable contingent deferred sales charges. Proceeds of a redemption generally are sent within seven days. See "Purchase and Sale of Shares - How to Sell Shares" in the Stock Funds Prospectus.

                          RISK FACTORS

         The principal risk factors of investing in the Funds are substantially similar. The price of the shares of each Fund will fluctuate as the daily prices of the individual securities in which they invest fluctuate.

         Certain differences between the principal risk factors of investing in the Funds are discussed below. While each of the Funds may invest in debt securities, Balanced Shares and Strategic generally invest only in investment grade debt securities whereas Income Builder may invest up to 35% of its net assets in lower-rated securities. Accordingly, Income Builder may be subject to the greater risks associated with investing in lower-rated securities. Strategic may invest in mortgage-backed securities, adjustable rate securities, asset-backed securities, zero coupon bonds and payment-in-kind bonds, whereas Balanced Shares and Income Builder do not invest in such instruments and are not, therefore, subject to the risks associated with such investments.

         In addition, each of the Funds may invest in foreign securities and they are, therefore, subject to the same general risks associated with international investing. These risks include: risks related to adverse currency fluctuations, potential political and economic instability of certain countries, limited liquidity and greater volatility of prices as compared to U.S. securities, investment and repatriation restrictions, and foreign taxation.

         In addition, as discussed below, Income Builder is a non-diversified investment company, whereas Balanced Shares and Strategic are diversified investment companies. As a result, Income Builder may invest a higher percentage of its assets in a more limited number of issuers than Balanced Shares and Strategic.

                  REASONS FOR THE TRANSACTIONS

         At regular meetings of the Board of Trustees of TAP and the Board of Directors of Income Builder held on July 16 and 15, 1998, respectively, Alliance recommended that the Trustees and the Directors approve and recommend to the shareholders of Strategic and Income Builder for their approval a combination of each Fund with Balanced Shares by means of a tax-free acquisition of the assets and assumption of the liabilities of each Fund by Balanced Shares in exchange for shares of Balanced Shares, which shares would then be distributed to the shareholders of the Fund in liquidation of the Fund. After careful consideration, the Trustees and the Board of Directors accepted Alliance's recommendation, concluded that the relevant Transaction and Plan would be in the best interests of the relevant Fund and its shareholders and recommended that the shareholders of the Fund approve the proposed Transaction.

         Alliance made its recommendations to the Trustees and the Directors in the context of a general discussion of the current investment climate, which has corresponded with changes in investors' preferences and needs and has contributed to the tremendous growth of the Alliance Mutual Funds in recent years. This growth has been accompanied by an expansion and diversification of Alliance's mutual fund product line. Total Alliance Mutual Fund assets, which recently crossed the $100 billion level, are invested in well over 100 operating portfolios affording investors served by a broad range of selling channels a highly diversified range of choices among asset classes, investment disciplines and pricing alternatives. As the number and types of funds have increased and investor preferences and needs have changed, it has become increasingly important that Alliance and AFD remain alert to instances of particular funds competing with each other to the point that their consolidation would both benefit their respective shareholders and represent a logical step from the marketing and sales standpoints. After considerable study, Alliance and AFD concluded that the three Funds sponsored by Alliance that have a generally balanced orientation, Balanced Shares, Strategic and Income Builder, are no longer sufficiently distinguishable from a retail marketing perspective to warrant their continued operation as separate investment vehicles.

         Alliance noted that Balanced Shares is the most viable of the three Funds. It has over the longer term out-performed Strategic and Income Builder and this superiority has become particularly pronounced during the past year. Balanced Shares has also become a leading performer among balanced funds and, although balanced funds remain out of favor, in calendar 1998 Balanced Shares has moved to a net sales position.

         In formulating its recommendation to the Board of Trustees and the Board of Directors, Alliance proposed the acquisition of all of the assets and liabilities of each of Strategic and Income Builder by Balanced Shares which, Alliance noted, has a lower expense ratio, a better performance record and a greater asset level than either Strategic or Income Builder. Alliance took note of the similarity of investment objectives of the Funds, the fact that they share a number of similar investment policies, and the fact that there is a substantial degree of similarity between portions of the investment portfolios of Balanced Shares and Strategic and Income Builder.

         In reaching their decisions to recommend shareholder approval of the Transactions, the Trustees and the Directors considered the foregoing and a number of other factors. The Trustees considered certain comparative investment performance data of Balanced Shares and Strategic and the Directors considered certain comparative investment performance data of Balanced Shares and Income Builder. (Certain comparative investment performance information regarding the Funds is set forth above in the "Synopsis" and certain additional information concerning the performance of Balanced Shares is set forth in the next section of this Prospectus/Proxy Statement, "Management's Discussion of Performance of Balanced Shares.")

         The Trustees and the Directors reviewed the annualized expense ratios of the Class A shares of Balanced Shares, Strategic and Income Builder as of May 31, 1998. Those ratios were 1.33%, 1.93% (before waivers) and 1.97%, respectively. The Trustees noted that the Balanced Shares expense ratio is lower than the actual Strategic expense ratio and considerably lower than the expense ratio that Strategic would have experienced absent the fee waiver by Alliance referred to above. The expense ratio for Balanced Shares was also considerably lower than for Income Builder. The Trustees and the Directors also reviewed a summary of preliminary pro forma operating expenses annualized as of May 31, 1998 for the Class A shares of the combined entity resulting from the Transactions. That summary indicated that, at asset levels on May 31, 1998, the acquisitions would result in projected annualized expense ratio reductions to a holder of Class A shares of Strategic of .63%, if only Strategic combines with Balanced Shares, and of .72%, if both Strategic and Income Builder combine with Balanced Shares. The summary indicated that the corresponding expense ratio reductions for Income Builder Class A shares would be .72%, if only Income Builder combines with Balanced Shares, and .76%, if both Strategic and Income Builder combine with Balanced Shares. Alliance indicated that Class B, Class C and Advisor Class shareholders would realize similar expense ratio reductions from consummation of the Transactions.

         The Board of Trustees and the Board of Directors reviewed the asset levels of the Funds. At its largest in 1993, Balanced Shares had total assets of $185 million. There have been net redemptions for three of the last five years and in 1993 and 1994 there were, and in calendar 1998 there have been, modest net sales. As of June 30, 1998 the total net assets of Balanced Shares were $181 million. At its largest in 1994 Strategic had total assets of only $58 million. There have been net redemptions for three of the last four calendar years and its total net assets stood at $52 million as of May 26, 1998. At its largest in 1993, Income Builder had assets of only $105 million. There have been net redemptions for four of the last five years and, in 1997, the Fund's net assets remained essentially unchanged. As of June 30, 1998 the total net assets of Income Builder were $59 million.

         The Board of Trustees and the Board of Directors also considered, for the relevant Fund, that consummation of one or both Transactions was projected to result in economies of scale that could benefit shareholders of that Fund by spreading fixed expenses over a larger asset base, thereby reducing the expense ratio indirectly borne by that Fund's shareholders. They considered that this is particularly true in light of the fact that the management fee for Balanced Shares has breakpoints, which reduce the effective rate of the fee as the size of the Fund increases.

         The Trustees and Directors also took into account the capital loss carryforwards for the Funds, and the unrealized capital appreciation in the Funds. As of May 31, 1998, none of the Funds had any capital loss carryforwards. As of that date, the respective amounts of unrealized capital appreciation in Balanced Shares, Strategic and Income Builder were $17,760,545, $6,563,471 and $9,210,058, respectively.

         The Board of Trustees and the Board of Directors also considered, among other things: (i) the form of the relevant Plan and the terms and conditions of the Transactions; (ii) whether the relevant Transaction would result in the dilution of shareholders' interests; (iii) the investment objectives, policies and strategies, and portfolio management personnel, of each of the Funds; (iv) the effect of the anticipated realignment of the investment holdings of the relevant Fund, including the associated brokerage costs and the resulting tax consequences in connection with disposing of certain portfolio holdings prior to the closing of the relevant Transaction; (v) the benefits of the relevant Transaction to persons other than the relevant Fund; (vi) the fact that Balanced Shares will assume all the liabilities of each Fund;
    (vii) the expected federal income tax consequences of the relevant Transaction; (viii) the historical and pro forma information, including the information set forth above and information regarding realized and unrealized gains and losses of the Funds; (ix) whether the acquisition of Strategic and Income Builder by Balanced Shares would be preferable to an acquisition by other potential acquirers, including funds that are not sponsored by Alliance; (x) the fact that Alliance has agreed to pay all the expenses of the Transactions other than portfolio realignment costs and has agreed to indemnify Balanced Shares for a three-year period against undisclosed liabilities of each Fund to the extent such liabilities are known by Alliance's senior management at the time of the Transactions; (xi) the fact that the relevant Transaction might or might not be effected together with the other Transaction; (xii) the proposed treatment of unreimbursed distribution expenses of AFD under the Balanced Shares 12b-1 plan; and (xiii) the respective average account sizes of the Funds.

         During their consideration of the relevant Transaction, the Independent Trustees and the Independent Directors met separately with their independent legal counsel. Based on the factors described above, the Board of Trustees and the Board of Directors each determined that the relevant Transaction would be in the best interests of the relevant Fund and its shareholders and would not result in dilution of those shareholders' interests, and recommended that the shareholders of the Fund approve the proposed Transaction.


             MANAGEMENT'S DISCUSSION OF PERFORMANCE
                       OF BALANCED SHARES

         This discussion was written for the shareholders of Balanced Shares and contained in that Fund's annual report to shareholders for the fiscal year ended October 31, 1997. It relates to Balanced Shares' performance and market activity for the period ended July 31, 1997.

         The Fund added a new benchmark which more closely resembles the composition of the Fund. The new benchmark represents a blended composite of the S&P 500 Stock Index (60%), the Lehman Brothers Government/Corporate Bond Index (25%) and the Salomon Brothers 1-Year Treasury Index (15%).

         Market Overview. During the six month period ended July 31, 1997, the investment environment continued to reflect a "best of all worlds" situation: moderate economic growth, low inflation, a relatively stable interest rate environment and expanding corporate earnings. During the period under review, bond prices rose as interest rates fell modestly, which led to good fixed-income returns, and the stock market continued to perform well, resulting in unusually strong equity returns.

         Investment Results. Balanced Shares' Class A shares posted a 15.47% and 33.46% return at net asset value for the six- and twelve-month periods ended July 31, 1997. Balanced

    Shares significantly outperformed both of its fixed income benchmarks, but underperformed its equity benchmark in both the six- and twelve-month periods ended July 31, 1997. However, if comparing the Fund's performance is compared to the blended index, which most closely resembles the composition of the Fund, the Fund outperformed the composite for the six-month period and slightly underperformed the composite during the twelve-month period.

INVESTMENT RESULTS*
Period Ended July 31, 1997
                                        TOTAL RETURN

                                    6 MONTHS     12 MONTHS
                                    --------     ---------
BALANCED SHARES
Class A                             15.47%         33.46%
Class B                             15.02%         32.34%
Class C                             15.07%         32.37%

S&P 500 STOCK INDEX                 22.54%         52.11%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX               5.76%         10.79%

SALOMON BROTHERS
  1-YEAR TREASURY BOND INDEX         3.22%          6.64%

COMPOSITE:
  60% S&P 500/25% LB Gov't./Corp.
  Bond Index/15% SB Treasury
  Bond Index                        15.44%         34.97%

* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JULY 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

    THE S&P 500 STOCK INDEX INCLUDES 500 U.S. STOCKS AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX REPRESENTS A COMBINATION OF THE GOVERNMENT BOND INDEX AND THE CORPORATE BOND INDEX. THE SALOMON BROTHERS TREASURY INDEX REPRESENTS PERFORMANCE OF TREASURY BILLS WITH 1-YEAR

    MATURITIES.  THE COMPOSITE REPRESENTS A BLENDED INDEX AS
    INDICATED.


The Fund's Class A shares outperformed the Lipper Average for
Balanced Funds during the six- and twelve-month periods ended
July 31, 1997.

                             TOTAL RETURNS FOR THE PERIODS
                                   ENDED JULY 31, 1997*

                         6 MONTHS  1 YEAR  5 YEARS  10 YEARS
                          -------- ------- -------  --------

BALANCED SHARES
  Class A Shares          15.47%    33.46%  12.30%    9.66%

LIPPER AVERAGE FOR
  BALANCED FUNDS          13.31%    29.47%  13.52%   11.34%


* THE 6 MONTH AND 1 YEAR RETURNS ARE BASED ON CUMULATIVE TOTAL RETURNS WHILE THE 5 AND 10 YEAR RETURNS ARE BASED ON ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 1997. LIPPER RETURNS ARE BASED ON TOTAL RETURNS AT NET ASSET VALUE, WITHOUT THE IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE, WHICH WOULD REDUCE TOTAL RETURN FIGURES. THE TOTAL NUMBER OF FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY FOR EACH TIMEFRAME LISTED ABOVE ARE: 6 MONTHS, 351 FUNDS; 1 YEAR, 319 FUNDS; 5 YEARS, 90 FUNDS; AND 10 YEARS, 41 FUNDS. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

         Portfolio Positioning. During the six-month period ended July 31, 1997, Balanced Shares held little cash and was fully invested in the equity and fixed income markets. The composition of the Fund's portfolio as of July 31, 1997 was 61.7% stocks, 21.3% U.S. governments and mortgages, 13.9% corporate bonds and 3.1% cash.

         The U.S. stock market continued to post solid returns. These returns were fueled by large capitalization stocks which comprise a majority of the broader market averages such as the S&P 500. Many of these large public companies performed well fundamentally, the valuations placed on their earnings expanded, and their stock prices increased, resulting in a strong performance for the market. While management continually searches for large companies with good risk/return potential, management will also seek small- and medium-sized growth companies which represent attractively priced investment opportunities.

BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT
7/31/87 TO 7/31/97

$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$10,000
$8,000

S&P 500: $40,248

BALANCED SHARES CLASS A: $24,071

LB GOVERNMENT/CORPORATE BOND INDEX: $23,831

SB 1-YEAR TREASURY INDEX: $18,809

7/31/87   7/31/88   7/31/89   7/31/90   7/31/91   7/31/92
7/31/93   7/31/94   7/31/95   7/31/96   7/31/97

         This chart illustrates the total value of an assumed $10,000 investment in Balanced Shares Class A shares (from 7/31/87 to 7/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

         The unmanaged Standard & Poor's 500 Stock Index includes
500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

         The unmanaged Lehman Brothers Government/Corporate Bond
Index represents a combination of the Government Bond Index and the Corporate Bond Index.

         The Salomon Brothers 1-Year Treasury Index represents performance of Treasury bills with 1-year maturities. Of course, Treasury bills are guaranteed as to principal and interest if held to maturity whereas the net asset value of the Fund will fluctuate.

         When comparing Balanced Shares to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

Balanced Shares
S&P 500
LB Government/Corporate Bond Index
SB 1-Year Treasury Index

        COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Funds are similar in that all three Funds seek a high level of return from a combination of current income and capital appreciation. All three Funds invest principally in a mix of fixed-income and equity securities. Balanced Shares pursues its objective by investing principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities. Strategic invests principally in a diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments. Income Builder pursues its objective by investing principally in a non-diversified portfolio of fixed-income securities and dividend-paying common stocks. There can be no assurance that any Fund will achieve its investment objective. The value of each Fund's shares will fluctuate with the value of the underlying securities in its portfolio.

         While each Fund invests in many of the same types of securities, the investment strategies of each Fund differ in certain respects. The investment policies of each of Balanced Shares, Income Builder and Strategic are described more fully below. Detailed descriptions of the Funds' investment policies and restrictions and the risks associated with investments in the Funds are contained in the Stock Funds Prospectus and in each Fund's Statement of Additional Information.

Balanced Shares

         While the investment objective of Balanced Shares is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. Accordingly, Balanced Shares will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

         Subject to these restrictions, the percentage of the assets of Balanced Shares invested in each type of security will vary, but will be invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks.

Strategic

         The portion of the assets of Strategic invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The equity securities in which Strategic invests generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

         As a fundamental policy, Strategic invests at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities. The debt securities in which Strategic invests are generally investment grade although Strategic reserves the right to invest in lower-rated securities which may be speculative with respect to an issuer's ability to pay interest and repay principal.

Income Builder

         Income Builder's investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective. Income Builder may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper. Income Builder may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Additional Investment Policies

         For additional information regarding the use, risks and costs associated with the investment practices and policies identified below, see "Description of the Funds - Additional
Investment Practices" in the Stock Funds Prospectus.

Diversification

         Although Income Builder is a non-diversified investment company, it intends to comply with the investment diversification standards of the Internal Revenue Code of 1986, as amended, in order to qualify to be taxed as a "regulated investment company." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. An investment in a non-diversified investment company may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         In contrast, Balanced Shares and Strategic are diversified investment companies. As a fundamental policy, neither Balanced Shares nor Strategic may purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer. Strategic's investment policies provide, however, that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. Balanced Shares, as a fundamental investment policy, may not own more than 10% of the outstanding voting securities of any one issuer.

         Borrowing. Each of the Funds' fundamental investment policies with respect to borrowing are similar. Each Fund has a fundamental investment policy prohibiting the borrowing of money except for temporary or emergency purposes. Balanced Shares and

Strategic may borrow in an amount not exceeding 10% of their total assets at the time the borrowing is made. With respect to Balanced Shares, the Fund may borrow to meet redemption requests and for the clearance of purchases and sales of portfolio securities. Income Builder may borrow in the aggregate an amount not exceeding 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

         Illiquid and Restricted Securities. Each Fund's investment policy with respect to investments in illiquid securities is the same. Each Fund may invest no more than 15% of its net assets in illiquid securities. In addition, Income Builder may invest up to 5% of its net assets in restricted securities issued under Section 4(2) of the Securities Act of 1933, which exempts from registration transactions by an issuer not involving any public offering. Strategic limits investment in securities that are not publicly traded to 5% of total assets (excluding, to the extent permitted by applicable law, Rule 144A securities), subject also to the 15% restriction on investments in illiquid securities; whereas Balanced Shares is not subject to such additional restriction.

         Options. All three Funds may use options; however, Balanced Shares is most limited in that it can only write covered call options that are listed on a domestic exchange. Strategic may write covered call and put options on securities it owns or in which it may invest and Income Builder may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange traded. In addition, Strategic may buy and sell combinations of put and call options on the same underlying securities and Income Builder may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which the Fund may invest.

         Futures Contracts and Options on Futures Contracts. The Funds may enter into futures contracts and options on futures contracts; Strategic is limited to stock index futures and futures on U.S. Treasury securities and related options. The policy of Income Builder and Balanced Shares requires that immediately after entering such a contract the market values of the outstanding futures contracts of those Funds and the currencies and futures contracts subject to outstanding options written by those Funds would not exceed 50% of its total assets. Income Builder also requires that such instruments only be used as a hedge and not for speculation.

         Balanced Shares and Strategic may also enter into contracts for the purchase or sale for future delivery of foreign currencies (and related options) and also purchase and write put and call options on foreign currencies. Strategic may buy and sell stock index futures contracts and options on such contracts and stock indices. Income Builder may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which the Fund may invest.

         Rights and Warrants. Each of the Funds may invest up to 5% of its net assets in rights or warrants.

         Foreign Securities. Each of the Funds may invest in foreign securities subject to the following limitations: Balanced Shares may not, and Strategic generally will not, invest more than 15% of the value of its total assets in foreign securities and may invest without limit in Eurodollar CDs. Income Builder may not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country.

         Foreign Currencies and Forward Foreign Currency Exchange Contracts. Each of the Funds may purchase or sell forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies and purchase and write put and call options on foreign currencies. Strategic may also buy or sell foreign currency on a spot basis, purchase or sell foreign currency forward contracts and options on foreign currency futures contracts.

         Forward Commitments. Strategic and Income Builder may purchase and sell securities on a forward commitment basis whereas Balanced Shares does not have an investment policy with respect to, and therefore does not currently intend to enter into, forward commitments for the purchase or sale of securities.

         Repurchase Agreements. Strategic and Income Builder may invest in repurchase agreements. Income Builder, however, is limited to investing in repurchase agreements pertaining to the U.S. Government with member banks of the of the Federal Reserve System or primary dealers in such securities and Strategic's investment in repurchase agreements is limited to 25% of its total assets. Balanced Shares does not have an investment policy with respect to, and therefore does not currently intend to enter into, repurchase agreements.

Other Instruments

         Strategic and Income Builder may both invest in certificates of deposit, banker's acceptances, convertible securities and commercial paper. Balanced Shares does not have an investment policy with respect to, and therefore does not currently intend to invest in, these instruments.

         Income Builder may additionally invest in depository receipts, interest rate swaps and purchase and sell interest rate caps and floors, standby commitment agreements and convertible securities. Neither Balanced Shares nor Strategic has an investment policy with respect to, and therefore does not currently intend to invest in, these instruments.

         Strategic can also invest in time deposits, variable amount master notes, secured and unsecured asset backed securities (but, generally, only up to 10% of total assets in such securities, to the extent they are considered by the SEC to be investment companies) and loan securities (but only up to 25% of total assets). Neither Balanced Shares nor Income Builder has an investment policy with respect to, and therefore does not currently intend to invest in, these instruments.

Investment Restrictions

         The investment restrictions adopted by each of the Funds are substantially similar. The differences between the restrictions adopted by Balanced Shares and those adopted by Strategic and Income Builder are set forth below:

         Balanced Shares may not make loans to other persons except certain call loans upon collateral security; however the Fund does not intend to make such call loans. Neither Strategic nor Income Builder may make loans to other persons except (a) Strategic may do so by the purchase of obligations in which it may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets and
(b) Income Builder may do so through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) certain call loans upon collateral security; however, the Fund does not intend to make such call loans.

         None of the three Funds may make short sales of securities or maintain a short position, but Income Builder and Strategic (as a non-fundamental policy) may make short sales-against-the-box as long as, in the case of Income Builder, not more than 10% of its net assets is held as collateral for such sales at any one time or, in the case of Strategic, such short sales are not made with respect to securities having a value in excess of 5% of its total assets.

         None of the Funds will purchase the securities of other registered investment companies, except under certain circumstances which are unique to each Fund.

         None of the Funds may purchase or sell commodities or commodity contracts except to the extent that they may enter into certain futures contracts consistent with their investment objectives and policies.

         None of the Funds may purchase securities on margin, except Income Builder and Strategic may do so for such short-term credits as may be necessary for the clearance of transactions. Strategic may make margin payments in connection with futures contracts, options on futures contracts, options, forward contracts or options on foreign currencies.

         Although none of the Funds invest in interests in oil, gas or other mineral exploration or development programs, Strategic may purchase securities which are secured by such interests and may purchase securities or issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

               INFORMATION ABOUT THE TRANSACTIONS

         Agreements and Plans of Reorganization and Liquidation. Each Plan provides that upon the closing of the relevant Transaction, Balanced Shares will acquire all of the assets of Strategic and Income Builder and assume all the liabilities of Strategic and Income Builder (whether absolute, accrued, contingent or otherwise, and whether or not determinable at the time of the closing of the Transactions) in exchange for Class A, Class B, Class C and Advisor Class shares of Balanced Shares (the "Closing"). The number of full and fractional Class A, Class B, Class C and Advisor Class shares of Balanced Shares to be issued to Class A, Class B, Class C or Advisor Class shareholders of Strategic and Income Builder is to be determined on the basis of the relative net asset values per share of those classes of shares, such values in each case to be computed as of the close of regular trading on the New York Stock Exchange next preceding the Closing. The net asset value per share for each class of shares of each Fund will be determined by dividing the assets attributable to that class, less liabilities, by the total number of the outstanding shares of that class.

         The Board of Trustees of TAP and the Board of Directors of Income Builder have determined that the interests of the shareholders of Strategic and Income Builder, respectively, will not be diluted as a result of the relevant Transaction.

         At the Closing, each of Strategic and Income Builder will liquidate and will distribute pro rata to its shareholders of record the Class A, Class B, Class C and Advisor Class shares of Balanced Shares received by it in the Transactions. Such liquidation and distribution will be accomplished by the establishment of an open account on the share records of Balanced Shares in the name of each shareholder of Strategic and Income Builder, representing the respective number of full and fractional shares of Balanced Shares due such shareholder. Fractional Class A, Class B, Class C and Advisor Class shares of Balanced Shares will be carried to the third decimal place. Simultaneously with crediting Class A, Class B, Class C and Advisor Class shares of Balanced Shares to the respective shareholders of Strategic and Income Builder, shares of Strategic and Income Builder held by such shareholders will be canceled. New certificates for shares of Balanced Shares will be issued only upon written shareholder request, and any certificate representing shares of Balanced Shares to be issued in replacement of a certificate representing shares of Balanced Shares will be issued only upon the surrender of such latter certificate.

         Consummation of each Plan is subject to the conditions set forth therein. Either Plan may be terminated and the related Transaction abandoned at any time prior to the Closing, whether or not shareholder approval has been obtained, by either Fund that is a party thereto if that Fund's Trustees or Directors, as the case may be, determine that proceeding with the Plan is not in the best interests of that Fund's shareholders, or by either party if a condition set forth in the Plan has not been fulfilled or waived by the party entitled to its benefits or if there has been a material default or breach of the Plan by the other party.

         Description of Shares of Balanced Shares. Full and fractional Class A, Class B, Class C and Advisor Class shares of Balanced Shares will be issued without the imposition of a sales load or other fee to the shareholders of Strategic and Income Builder in accordance with the procedures described above. The Class A, Class B, Class C and Advisor Class shares of Balanced Shares to be issued in the Transactions will be fully paid and nonassessable when issued and will have no preemptive or conversion rights, except that the Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable at the time of the original purchases of the Class B shares surrendered in the Transactions. See "Synopsis - Purchase Procedures and Exchange Privileges."

         Portfolio Transactions by Strategic and Income Builder. Prior to the Closing, Strategic and Income Builder intend to sell their portfolio securities to the extent desirable from the perspective of the portfolio of Balanced Shares. It is expected that, as a consequence of such transactions, Strategic and Income Builder will experience a portfolio turnover of approximately 40% to 50% and incur related transaction costs. Purchases of portfolio securities by each of Strategic and Income Builder prior to the acquisitions will be consistent with the investment objectives and policies of Strategic or Income Builder and of Balanced Shares. Each of Strategic and Income Builder also intends, prior to the Closing, to declare and pay a dividend and/or capital gains distribution to its shareholders of record as of a date prior thereto.

         Federal Income Tax Consequences of the Transactions. At the Closing, Balanced Shares, Strategic and Income Builder will
each receive an opinion from [                    ] to the effect
that, on the basis of then current law and certain representations and assumptions, and subject to certain limitations, for federal income tax purposes: (i) the Transaction will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) neither Strategic or Income Builder pursuant to sections 361(a) and 357(a) of the Code, nor Balanced Shares pursuant to section 1032 of the Code, will recognize any gain or loss upon the transfer of assets of Strategic and Income Builder to Balanced Shares in exchange for Class A, Class B, Class C and Advisor Class shares of Balanced Shares and the assumption by Balanced Shares of the liabilities of Strategic and Income Builder pursuant to the Transactions and upon distribution (whether actual or constructive) of shares of Balanced Shares to Strategic and Income Builder shareholders in exchange for their shares of Strategic and Income Builder; (iii) the shareholders of Strategic and Income Builder who receive shares of Balanced Shares pursuant to the Transactions will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of Strategic and Income Builder for shares of Balanced Shares pursuant to section 354 of the Code; (iv) the aggregate tax basis of the shares of Balanced Shares received (whether actually or constructively) by each shareholder of Strategic and Income Builder will be the same as the aggregate tax basis of the shares of Strategic and Income Builder surrendered in the exchange pursuant to section 358 of the Code; (v) the holding period of shares of Balanced Shares received (whether actually or constructively) by each shareholder of Strategic and Income Builder will include the holding period of the shares of Strategic and Income Builder which are surrendered in exchange therefor, provided that the shares of Strategic and Income Builder constitute capital assets of such shareholder at the Closing pursuant to section 1223(1) of the Code; (vi) the holding period and tax basis of each asset of Strategic and Income Builder acquired by Balanced Shares will be the same as the holding period and tax basis which Strategic and Income Builder had in each such asset immediately prior to the Transactions, pursuant to sections 362(b) and 1223(2) of the Code; and (vii) Balanced Shares will succeed to the capital loss carryovers of Strategic and Income Builder, if any, pursuant to section 381 of the Code, but the use by Balanced Shares of any such capital loss carryovers may be subject to limitation under section 383 of the Code. There is no intention to consult the Internal Revenue Service as to the foregoing matters.

         Capitalization. The following tables show the capitalization and net asset values per share of each class of Balanced Shares, Strategic and Income Builder as of June 30, 1998 and on a pro forma basis as of that date after giving effect to the proposed Transactions.

                                             Actual

                              Balanced                       Income
                               Shares        Strategic       Builder

Net assets................    $180,934,462  $52,993,398    $59,593,893

Net asset value per share
  Class A shares..........        $   16.07   $   19.70    $   12.59
  Class B shares..........        $   15.65   $   16.20    $   12.54
  Class C shares..........        $   15.67   $   16.20    $   12.50
  Advisor Class shares....        $   16.07   $   19.60    $   12.58

Shares outstanding
  Class A shares..........        7,716,831   1,283,235      251,034
  Class B shares..........        2,852,858   1,519,680      906,041
  Class C shares..........          650,928     190,869    3,598,409
  Advisor Class shares....          131,958          19        7,924

                                                  Pro Forma Combined Fund
                                                (Balanced Shares Following
                                                     Transactions With)
                                                         Strategic and
                                             Income      Income
                              Strategic      Builder     Builder

Net assets................  $233,927,860   $240,528,355  $293,521,753

Net asset value per share
  Class A shares..........  $16.07         $16.07        $16.07
  Class B shares..........  $15.65         $15.65        $15.65
  Class C shares..........  $15.67         $15.67        $15.67
  Advisor Class shares....  $16.07         $16.07        $16.07

Shares outstanding
  Class A shares..........  9,289,625      7,913,433     9,486,227
  Class B shares..........  4,426,378      3,578,935     5,152,453
  Class C shares..........    848,289      3,520,851     3,718,212
  Advisor Class shares....    131,982        138,161       138,185

         Unreimbursed Distribution Expenses. As of April 30, 1998, AFD had incurred $2,112,548 with respect to Class B shares and $564,185 with respect to Class C shares in distribution expenses under Balanced Shares' Rule 12b-1 plan that had not been reimbursed pursuant to that plan or recovered through contingent deferred sales charges or otherwise. As of May 31, 1998, AFD had incurred $1,442,901 with respect to Class B shares and $451,161 with respect to Class C shares in distribution expenses under Strategic's Rule 12b-1 plan in excess of the payments received by AFD pursuant to that plan or recovered through contingent deferred sales charges or otherwise. As of April 30, 1998, AFD had incurred $1,358,381 with respect to Class B shares and $1,964,822 with respect to Class C shares in distribution expenses under Income Builder's Rule 12b-1 plan that had not been reimbursed pursuant to that plan or recovered through contingent deferred sales charges or otherwise. The Board of Directors of Balanced Shares has adopted a resolution providing that, in connection with the Transactions, the amount of those distribution expenses existing on the day the Transaction occurs may be defrayed from future fees paid to AFD pursuant to the Rule 12b-1 plan with respect to Class B and Class C shares of Balanced Shares, subject to the receipt of appropriate assurances that this treatment is consistent with applicable law. While in the past the staff of the Commission has suggested that such payments by an acquiring fund would be inappropriate, more recently the staff of the Commission has indicated that it would not object to such a "carry-forward" arrangement if it is implemented in accordance with Rule 12b-1 requirements. No final determination has been made as to whether or when to seek these assurances, and, if sought, there can be no guarantee that they would be obtained.

         Realized and Unrealized Capital Gains and Distributions.
As of June 30, 1998, Balanced Shares, Strategic and Income
Builder had undistributed realized capital gains of $16,338,730, $1,263,637 and $5,565,667,respectively, and unrealized capital appreciation of $18,931,855, $7,459,555 and $7,585,735, respectively. As of June 30, 1998, none of the Funds had a capital loss carryforward.


                 CERTAIN COMPARATIVE INFORMATION

         The following information provides only a summary of the major differences between the organizational structure and governing documents of the Funds. Balanced Shares and Income Builder are both organized as Maryland corporations.
Accordingly, unless noted below, there are no significant differences between those two Funds in terms of their respective corporate organizational structure. However, Strategic is a portfolio of TAP, which is organized as a Massachusetts business trust. Accordingly, this information provides a summary of the major differences between Balanced Shares, its Charter and By-Laws and Maryland law and TAP's Agreement and Declaration of Trust and By-Laws and Massachusetts law. Copies of the Charters and By-Laws for Balanced Shares and Income Builder and copies of the Agreement and Declaration of Trust and By-Laws of TAP are a part of each Fund's respective Registration Statement filed with the Commission and may be obtained as provided below. See "Information About the Funds."

         General. Balanced Shares and Income Builder are organized as Maryland corporations and are governed by their Charter, By-Laws and Maryland law. TAP is organized as a Massachusetts business trust and is governed by an Agreement and Declaration of Trust, By-Laws and Massachusetts law. The Funds are not required to hold annual meetings of shareholders and each will do so only under certain specified circumstances or when required under federal law. Each Fund has procedures available to its respective shareholders for calling shareholders meetings for the removal of Trustees or Directors.

         Pursuant to Maryland Law, any Director of Balanced Shares or Income Builder may be removed, either with or without cause, at any meeting of shareholders duly called and at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast. Pursuant to the By-Laws of TAP, Trustees may be removed from office by the holders of shares representing at least two-thirds of the outstanding shares by declaration in writing filed with the Fund's custodian or by votes cast in person or by proxy at a meeting called for that purpose.

         The Directors of Balanced Shares and Income Builder and the Trustees of TAP, as applicable, are required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal when requested to do so in writing by the record holders of not less than 10% of the outstanding shares.
In addition, in the case of each of Balanced Shares and Income Builder, special meetings of shareholders for any other purpose shall be called by its Secretary upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at the meeting.

         Except as otherwise required by law, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of Balanced Shares or Income Builder. Pursuant to the Charters of Balanced Shares and Income Builder, in instances involving extraordinary corporate action, such as in a merger or in making amendments to its Charter, the vote of a majority of the aggregate number of votes entitled to be cast on a matter is required in order to take or authorize any such action for which approval of the shareholders of Balanced Shares or Income Builder is sought. With respect to other matters, for Balanced Shares and Income Builder Maryland law provides that when a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes cast) cast shall decide any question brought before such meeting. Thirty percent of the shares entitled to vote on a matter constitutes a quorum for the transaction of business at a meeting of the shareholders of Strategic, but any lesser number is sufficient for adjournments. In general, a majority of all shares of Strategic entitled to vote on a matter at a meeting of shareholders at which a quorum is present shall decide any question, except when a different vote is required by law, the Agreement and Declaration of Trust (such as with respect to the Transaction), the By-Laws or when the Trustees in their discretion require a larger vote.

         Shares. Balanced Shares has authorized capital stock of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. Income Builder has authorized capital stock of 2,000,000,000 shares of Class A Common Stock, 2,000,000,000 shares of Class B Common Stock, 2,000,000,000 shares of Class C Common Stock and 2,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. With respect to Strategic, TAP has designated an unlimited number of Class A, Class B, Class C and Advisor Class shares of beneficial interest, each having a par value $.00001 per share.

         Liability of Directors, Trustees and Officers. Each of Balanced Shares, Strategic and Income Builder indemnifies its officers and Directors or Trustees, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

         Liability of Shareholders. Under Massachusetts law, shareholders of Strategic could, under certain circumstances, be held personally liable for the obligations of Strategic.
However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of Strategic and requires that Trustees use their best efforts to ensure that each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of TAP, on behalf of

Strategic, contains notice of such disclaimer. The Agreement and Declaration of Trust provides for indemnification out of the assets of Strategic for all loss and expense of any shareholder of Strategic held personally liable for the obligations of Strategic. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Strategic would be unable to meet its obligations. In the view of Alliance, such risk is remote and is not material. Under Maryland law, shareholders of Balanced Shares and Income Builder have no personal liability for acts or obligations of either Fund.


             ADDITIONAL INFORMATION ABOUT THE FUNDS

         A copy of the Stock Funds Prospectus, a Fund's most recent annual report to shareholders and any subsequent semi-annual report to shareholders, and the Supplementary Information may be obtained without charge by writing to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096, or by calling Alliance Fund Services, Inc. toll-free at 1-800-221-5672. The Funds file registration statements, reports, proxy statements and other information with the Commission. These documents and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Branch, Office of Filings and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.


                       VOTING INFORMATION

         Proxies of the shareholders of Strategic and Income Builder are being solicited by the Trustees and Directors of each Fund, respectively, for the Special Meetings of Shareholders to be held on October 12, 1998, at 1345 Avenue of the Americas, 33rd
Floor, New York, New York 10105 at [     ] Eastern time and at
all adjournments thereof. A proxy may be revoked at any time at or before the relevant Meeting by giving notice to the Secretary of Strategic or Income Builder, as appropriate, 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at that Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon, or in the absence of a specification, for approval of the relevant Plan. Approval of a Plan by the shareholders of Strategic or Income Builder will be deemed to constitute approval by the shareholders of such Fund of a temporary amendment to any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of the relevant Transaction.

         Approval of the relevant Plan requires the affirmative vote of the holders of and a majority of the outstanding shares of the Funds. The approval and closing of one Transaction is not contingent upon the approval and closing of the other
Transaction.

         Shareholders of record of each Fund at the close of business on August 14, 1998 (the "Record Date") will be entitled to vote at the relevant Meeting or any adjournments thereof. The holders of thirty percent of the shares of Strategic, and one-third of the shares of Income Builder, outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the respective Meetings. Votes cast by proxy or in person at the Meetings will be counted by the election inspectors for the Meetings. The election inspectors will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. However, an abstention has the effect of a negative vote on the proposal. Shares that are not voted and for which no proxy has been given will not be counted as present at the relevant Meeting. Dissenting shareholders do not have any appraisal rights in connection with the Transactions.

         Shareholders are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. As of August 14, 1998, as shown on the books of
Strategic, there were issued and outstanding [   ] shares of
beneficial interest.  As of August 14, 1998, as shown on the
books of Income Builder, there were issued and outstanding [   ]
shares of common stock.

         In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meetings are not received by the time scheduled for the Meetings for a Fund, the persons named as proxies may authorize one or more adjournments of the relevant Meeting with no other notice than announcement at such Meeting for a period or periods not extending past December 12, 1998 to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting(s) to be adjourned. The persons named as proxies will vote in favor of the adjournment those proxies which they are entitled to vote in favor of the Transaction. They will vote against any such adjournment those proxies required to be voted against the Transaction.

         Votes of the shareholders of Balanced Shares are not being solicited in connection with the Transactions, since their approval or consent is not necessary for the consummation of the Transactions.

         In addition to the solicitation of proxies by mail or expedited delivery service, Trustees of TAP, Directors of Income Builder and employees and agents of Alliance may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. Each Fund has engaged the proxy solicitation firm of Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meetings. Shareholder Communications Corporation will receive a fee from Alliance
estimated at $[   ] and reimbursement of out-of-pocket expenses.

         Share Ownership. As of August 14, 1998, the officers and Directors of Balanced Shares as a group beneficially owned less than 1% of the outstanding shares of each class of common stock of Balanced Shares and, to the knowledge of Balanced Shares, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of each class of Balanced Shares:

                                       % Ownership
Name and Address of Holder
of Record of Shares of       Class   Class   Class   Advisor
Balanced Shares                A       B       C     Class





         As of August 14, 1998, the officers and Trustees of Strategic as a group beneficially owned less than 1% of the outstanding shares of each class of beneficial interest of Strategic and, to the knowledge of Strategic, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of each class of
Strategic:


Name and Address of Holder
of Record of Shares of
Strategic                              % Ownership

         As of August 14, 1998, the officers and Directors of Income Builder as a group beneficially owned less than 1% of the outstanding shares of each class of common stock of Income Builder and to the knowledge of Income Builder, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of each class of Income Builder:


Name and Address of Holder
of Record of Shares of
Income Builder                         % Ownership





   THE BOARD OF TRUSTEES OF TAP, ON BEHALF OF STRATEGIC,
           AND THE BOARD OF DIRECTORS OF INCOME
      BUILDER RECOMMEND APPROVAL OF THE RELEVANT PLAN

                                           EXHIBIT A


   AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         AGREEMENT AND PLAN OF REORGANIZATION AND
LIQUIDATION dated as of [               ], 1998 between
Alliance Balanced Shares, Inc., a Maryland corporation
("Balanced Shares") and The Alliance Portfolios1 , a
Massachusetts business trust ("TAP"), on behalf of its series, Alliance Strategic
Balanced Fund ("Strategic").

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.  Shareholder Approval

         A meeting of the shareholders of Strategic shall be called and held for the purpose of acting upon this Agreement and the transactions contemplated herein.
Balanced Shares shall furnish to Strategic such data and information relating to Balanced Shares as shall be reasonably requested by Strategic for inclusion in the information to be furnished to shareholders of Strategic in connection with the meeting for the purpose of acting upon this Agreement and the transactions contemplated herein. Approval by the shareholders of Strategic of this Agreement and the transactions contemplated herein shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of Strategic, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.





____________________

1. The terms and provisions of the Agreement and Plan of Reorganization and Liquidation between Balanced Shares and Alliance Income Builder Fund, Inc. ("Income
    Builder") are substantially identical to the terms and provisions of this agreement and plan except as regards the matters set forth in the paragraph following the signature lines on page A-17 below.

2.  Reorganization

         The transactions described in this section are hereinafter collectively referred to as the "Reorganization."

         (a)  Plan of Reorganization and Liquidation.

              (i)  Strategic agrees to and will grant,
bargain, sell, convey, assign, transfer and deliver to Balanced Shares at the closing provided for in Section 2(b) (the "Closing") all of the assets, rights, claims and businesses of every kind, character and description (whether tangible or intangible, whether real, personal or mixed, whether absolute, accrued, contingent or otherwise, whether or not determinable at the time of the Closing, and wherever located) of Strategic to the extent they exist on or after the Closing. In consideration thereof, at the Closing, Balanced Shares agrees to and will (A) assume and pay, to the extent that they exist on the Closing, all liabilities of Strategic and (B) deliver to Strategic the number of full and fractional Class A shares, Class B shares, Class C shares and Advisor Class shares of Balanced Shares, par value $.01 per share (the "Balanced Shares shares"), equal to the number of full and fractional Class A shares, Class B shares, Class C shares and Advisor Class shares of Strategic (the "Strategic shares") determined by multiplying the number of Strategic shares of that class by the exchange ratio as computed as set forth below, the product of such multiplication to be carried to the third decimal place.
For purposes of this section, Class A, Class B, Class C and Advisor Class Strategic shares will correspond to Class A, Class B, Class C and Advisor Class shares, respectively, of Balanced Shares. The exchange ratio for each class of Strategic shares shall be the number determined by dividing the net asset value per share of that class of Strategic shares by the net asset value per share of the corresponding class of the Balanced Shares shares. In each case, such net asset values are to be determined on a consistent basis by the appropriate officers of TAP or Balanced Shares, as the case may be, as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") next preceding the Closing. The exchange ratio shall be carried to the fourth decimal place.

              (ii) At the Closing, Strategic will liquidate and distribute pro rata to the holders of record of each class of Strategic shares as of the Closing the Balanced Shares shares of the corresponding class received by Strategic pursuant to this Section 2(a). Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of Balanced Shares in the name of each holder of a class of Strategic shares and representing the number of Balanced Shares shares of the corresponding class due such shareholder. Fractional Balanced Shares shares will be carried to the third decimal place. Simultaneously with such crediting of the Balanced Shares shares to the shareholders, the Strategic shares held by such shareholders shall be canceled. Certificates representing Balanced Shares shares will be issued in accordance with the then-current Balanced Shares prospectus; provided, however, that any certificate representing Balanced Shares shares to be issued in replacement of a certificate representing the Strategic shares shall be issued only upon the surrender of such latter certificate.

              (iii)  Following the Closing, Strategic will
be terminated as a series of TAP.

         (b)  Closing.  The Closing shall occur at the later of
(i) the final adjournment of the meeting of the holders of Strategic shares at which this Agreement and the transactions contemplated hereby will be considered and (ii) such later time as the parties hereto may mutually agree.

3.  Articles of Incorporation; By-Laws; Board of Directors;
    Officers

         Balanced Shares hereby covenants and agrees as follows:

         (a) Charter. The Charter of Balanced Shares in effect at the Closing shall continue to be the Charter of Balanced
Shares until altered, amended or repealed as provided by law.

         (b) By-Laws. The By-laws of Balanced Shares in effect at the Closing shall continue to be the By-laws of Balanced Shares until the same shall thereafter be altered, amended or repealed in accordance with the Articles of Incorporation or By-laws of Balanced Shares.

         (c)  Directors.  The directors of Balanced Shares at the
Closing shall continue to be the directors of Balanced Shares until they resign or their successors shall have been elected and qualified.

         (d) Officers. Subject to the provisions of the By-laws of Balanced Shares, the officers of Balanced Shares at the Closing shall continue to be the officers of Balanced Share until they resign or their successors shall have been elected and qualified.

         (e) Vacancies. If at the Closing a vacancy shall exist on the Board of Directors or in any of the offices of Balanced Shares, such vacancy may thereafter be filled in the manner provided by the By-laws of Balanced Shares, consistent with the provisions of Section 16 of the Investment Company Act of 1940, as amended (the "Act").

4.  Representations, Warranties and Covenants of
    Balanced Shares

         Balanced Shares represents and warrants to, and covenants with, TAP on behalf of Strategic, as follows:

         (a) Organization, Existence, Etc. Balanced Shares is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted and as described in its currently effective Registration Statement on Form N-1A. Balanced Shares is qualified to do business under the laws of every jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on Balanced Shares. Balanced Shares has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and as described in its currently effective Registration Statement on Form N-1A.

         (b)  Registration as Investment Company.  Balanced
Shares is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Capitalization. The authorized capital stock of Balanced Shares consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value
$.01 per share.  As of [         ], 1998, there were outstanding
[         ] shares of Class A Common Stock, [       ] shares of
Class B Common Stock, [       ] shares of Class C Common Stock
and [         ] shares of Advisor Class common stock.  All of the
outstanding shares of common stock of Balanced Shares have been duly authorized and are validly issued, fully paid and nonassessable. Because Balanced Shares is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding Balanced Shares shares may change prior to the Closing.

         (d) Financial Statements. The financial statements of Balanced Shares for the year ended July 31, 1997, which are audited, and for the six months ended January 31, 1998, which are unaudited (the "Balanced Shares Financial Statements"), previously delivered to Strategic, fairly present the financial position of Balanced Shares as of the dates thereof and the results of its operations and changes in its net assets for the periods indicated.

         (e) Shares to be Issued Upon Reorganization. The Balanced Shares shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable, and no shareholder of Balanced Shares has any preemptive right to subscribe or purchase in respect thereof.

         (f) Authority Relative to this Agreement. Balanced Shares has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Balanced Shares' Board of Directors and no other action by Balanced Shares is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Balanced Shares is not subject to any provision of its Charter or By-laws, nor is Balanced Shares a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement and the transactions contemplated hereby.

         (g) Liabilities. There are no liabilities of Balanced Shares, whether or not determined or determinable, other than liabilities disclosed or provided for in the Balanced Shares Financial Statements and liabilities incurred in the ordinary course of business or otherwise previously disclosed in writing to Strategic.

         (h) Litigation. To the knowledge of Balanced Shares, there are no claims, actions, suits or proceedings pending against Balanced Shares. In addition, to the knowledge of Balanced Shares, there are no claims, actions, suits or proceedings threatened against Balanced Shares that would materially adversely affect Balanced Shares or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

         (i) Contracts. Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business or disclosed in its current Registration Statement on Form N-1A filed under the Act, in each case under which no default exists, Balanced Shares is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (j) Taxes. The federal income tax returns of Balanced Shares have been filed for all taxable years to and including the taxable year ended July 31, 1997 and all taxes payable pursuant to such returns have been paid. The federal income tax return of Balanced Shares for the taxable year ending July 31, 1998 will be filed, and any taxes payable pursuant thereto will be paid, prior to their due date. Balanced Shares has qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in respect of each taxable year since the commencement of its operations and has no reason to believe that it will not so qualify in respect of its current fiscal year.

         (k) Registration Statement. Balanced Shares shall file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") relating to the Balanced Shares shares issuable hereunder. At the time it becomes effective, the Registration Statement
(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 hereof and at the Closing, the prospectus (the "Prospectus") and statement of additional information included therein (the "Statement of Additional Information"), as amended or supplemented by any amendments or supplements filed with the Commission by Balanced Shares and delivered to Strategic, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection (k) shall apply to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Strategic for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in Section 5(k).

         (l) No Material Adverse Change. Since July 31, 1997, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Balanced Shares.

         (m) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Balanced Shares will conduct its business in the ordinary course.

5.  Representations, Warranties and Covenants of
    TAP, on behalf of Strategic

         TAP, on behalf of Strategic, represents and warrants to, and covenants with, Balanced Shares as follows:

         (a) Organization, Existence, Etc. TAP is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and as described in its current effective Registration Statement on Form N-1A. TAP is qualified to do business under the laws of every jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on TAP. TAP has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and as described in its current effective Registration Statement on Form N-1A.

         (b) Registration as Investment Company. TAP is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Capitalization. TAP has unlimited number of authorized Class A, Class B, Class C and Advisor Class shares of beneficial interest, par value $.00001 per share. The shares are currently designated among five series, including Strategic. As
of [         ], 1998, there were outstanding [         ] Class A
shares of beneficial interest, [         ] Class B shares of
beneficial interest, [         ] Class C shares of beneficial
interest and [         ] Advisor Class shares of beneficial
interest. All of the outstanding shares of Strategic have been duly authorized and are validly issued, fully paid and nonassessable. Because TAP is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Strategic may change prior to the Closing.

         (d) Financial Statements. The financial statements of Strategic for the year ended July 31, 1997, which are audited and for the six months ended January 31, 1998, which are unaudited (the "Strategic Financial Statements"), and were previously delivered to Balanced Shares, fairly present the financial position of Strategic as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

         (e) Authority Relative to this Agreement. TAP, on behalf of Strategic, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by TAP's Trustees and, except for approval by the shareholders of Strategic, no other action by TAP is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. TAP is not subject to any provision of its Declaration of Trust or its By-laws, nor is TAP a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement and the transactions contemplated hereby.

         (f) Liabilities. There are no liabilities of Strategic, whether or not determined or determinable, other than liabilities disclosed or provided for in the Strategic Financial Statements and liabilities incurred in the ordinary course of business subsequent to January 31, 1998 or otherwise previously disclosed in writing to Balanced Shares.

         (g) Litigation. To the knowledge of Strategic there are no claims, actions, suits or proceedings pending against Strategic. In addition, to the knowledge of Strategic, there are no claims, actions, suits or proceedings threatened against Strategic that would materially adversely affect Strategic or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

         (h) Contracts. Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no default exists, TAP, on behalf of Strategic, is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (i) Taxes. The federal income tax returns of Strategic, previously delivered to Balanced Shares, have been filed for all taxable years to and including the taxable year ended July 31, 1997 and all taxes payable pursuant to such returns have been paid. The federal income tax return of Strategic for the taxable year ending July 31, 1998 will be filed, and any taxes payable pursuant thereto will be paid, prior to their due date. Strategic has qualified as a regulated investment company under the Code in respect of each taxable year since the commencement of its operations and has no reason to believe that it will not so qualify in respect of its current fiscal year.

         (j) Portfolio Securities. TAP, on behalf of Strategic, will prepare and deliver to Balanced Shares at the Closing a Schedule of Investments (the "Schedule") listing all the assets owned by Strategic as of the Closing. All assets to be listed on the Schedule as of the Closing will be owned by Strategic free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such assets is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such assets are or will be readily marketable.

         (k) Registration Statement. In connection with the Registration Statement, Strategic will cooperate with Balanced Shares and will furnish to Balanced Shares, as reasonably requested by Balanced Shares, the information relating to Strategic required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Strategic, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 hereof and at the Closing, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed with the Commission by Balanced Shares and delivered to Strategic, insofar as they relate to Strategic, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (k) shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Strategic for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this subsection (k).

         (l) No Material Adverse Change. Since July 31, 1997 there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Strategic.

         (m) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Strategic will conduct its business in the ordinary course.

6.  Conditions to Obligations of TAP, on behalf of Strategic

         The obligations of TAP hereunder with respect to the consummation of the Reorganization as it relates to Strategic are subject to the satisfaction of the following conditions:

         (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization shall have been approved by the affirmative vote of two-thirds of the outstanding shares of Strategic entitled to be voted with respect thereto.

         (b)  Covenants, Warranties and Representations.
Balanced Shares shall have complied with each of its covenants contained herein. Each of the representations and warranties of Balanced Shares contained herein shall be true in all material respects as of the Closing, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Balanced Shares since July 31, 1997, and Strategic shall have received a certificate of the President of Balanced Shares satisfactory in form and substance to Strategic so stating.

         (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop order under the Securities Act pertaining thereto shall have been issued; all necessary orders or exemptions under the Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all necessary approvals, registrations, and exemptions under federal and state laws shall have been obtained.

         (d) Tax Opinion. TAP shall have received the opinion of Seward & Kissel, dated as of the Closing, addressed to it and in form and substance satisfactory to TAP, as to certain of the federal income tax consequences of the Reorganization under the Code to Balanced Shares, Strategic and the shareholders of Strategic. For purposes of rendering the opinion, Seward & Kissel may rely exclusively and without independent verification as to factual matters upon the statements made in this Agreement and the Registration Statement, and upon such other written representations as to matters of fact as an executive officer of each of TAP and Balanced Shares will have verified as of the Closing. The opinion of Seward & Kissel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code and that TAP, on behalf of Strategic, and Balanced Shares will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) Strategic or Balanced Shares will not recognize any gain or loss upon the transfer of all the assets of Strategic to Balanced Shares in exchange for Balanced Shares shares and the assumption by Balanced Shares of the liabilities of Strategic pursuant to this Agreement and upon distribution (whether actual or constructive) of Balanced Shares shares to shareholders of Strategic in exchange for their Strategic shares; (iii) the shareholders of Strategic who receive Balanced Shares shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their Strategic shares for Balanced Shares shares (including any fractional share interests they are deemed to have received) in the Reorganization; (iv) the aggregate tax basis of the Balanced Shares shares received (whether actually or constructively) by each shareholder of Strategic will be the same as the aggregate tax basis of the Strategic shares surrendered in the exchange;
(v) the holding period of Balanced Shares shares received (whether actually or constructively) by each shareholder of Strategic will include the holding period of the Strategic shares that are surrendered in exchange therefor, provided that the Strategic shares constitute capital assets of such shareholder at the Closing; (vi) the holding period and tax basis of the assets of Strategic acquired by Balanced Shares will be the same as the holding period and tax basis that Strategic had in such assets immediately prior to the Reorganization; and (vii) Balanced Shares will succeed to the capital loss carryovers of Strategic, if any, pursuant to section 381 of the Code, but the use by Balanced Shares of any such capital loss carryovers may be subject to limitation under section 383 of the Code.

         (e) Opinion of Counsel. Strategic shall have received the opinion of Seward & Kissel, as counsel for Balanced Shares, dated as of the Closing, addressed to and in form and substance satisfactory to Strategic, to the effect that: (i) Balanced Shares is a corporation duly organized and validly existing under the laws of the State of Maryland; (ii) Balanced Shares is a non-diversified, open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by requisite action of Balanced Share, and this Agreement has been duly executed and delivered by Balanced Shares and is a valid and binding obligation of Balanced Shares, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); (iv) the Registration Statement has been declared effective under the Securities Act and to Seward & Kissel's knowledge no stop order has been issued or threatened suspending its effectiveness; (v) to Seward & Kissel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency, other than the acceptance of Articles of Transfer by the Maryland State Department of Assessments and Taxation, is required for Balanced Shares to enter into this Agreement or carry out its terms that will not have been obtained by the Closing, other than as may be required under the securities or "blue sky" laws of any state and other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Balanced Shares; and (vi) the Class A, Class B, Class C and Advisor Class shares of Balanced Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable, and no shareholder of Balanced Shares has any preemptive right to subscribe or purchase in respect thereof.

         (f) Non-Termination. The parties shall not have terminated this Agreement pursuant to Section 8(c) hereof.

         (g) Further Assurances. Strategic shall have received such further assurances, including, but not limited to, further assurances from Balanced Shares or any other person, concerning the performance of its obligations hereunder and the consummation of the Reorganization as it shall deem necessary, advisable or appropriate.

7.  Conditions to Obligations of Balanced Shares

         The obligations of Balanced Shares hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

         (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization shall have been approved by the affirmative vote of two-thirds of the outstanding shares of Strategic entitled to be voted with respect thereto.

         (b) Covenants, Warranties and Representations. TAP, on behalf of Strategic, shall have complied with each of its covenants contained herein. Each of the representations and warranties of TAP, on behalf of Strategic, contained herein shall be true in all material respects as of the Closing, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Strategic since July 31, 1997, and Balanced Shares shall have received a certificate of the President of TAP satisfactory in form and substance to Balanced Shares so stating.

         (c) Portfolio Securities. All securities and other assets to be acquired by Balanced Shares in the Reorganization shall have been approved for acquisition by the investment adviser of Balanced Shares as consistent with the investment policies of Balanced Shares, and all such securities and other assets on the books of Strategic that are not readily marketable shall be valued on the basis of an evaluation acceptable to Strategic and Balanced Shares at the expense of Strategic.

         (d) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop order under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated hereby shall have been granted by the Commission, and all necessary approvals, registrations, and exemptions under federal and state laws shall have been obtained.

         (e)  Tax Opinion.  Balanced Shares shall have received
the opinion of [               ], counsel to Strategic, dated as
of the Closing, addressed to and in form and substance satisfactory to Balanced Shares, as to certain of the federal income tax consequences of the Reorganization under the Code to Balanced Shares, Strategic and the shareholders of Strategic.
For purposes of rendering the opinion, [             ] may rely
exclusively and without independent verification as to factual matters upon the statements made in this Agreement and the Registration Statement, and upon such other written representations as to matters of fact as an executive officer of each of TAP and Balanced Shares will have verified as of the Closing. The opinion of Ropes & Gray will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code and that TAP, on behalf of Strategic, and Balanced Shares will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) neither Strategic nor Balanced Shares recognize any gain or loss upon the transfer of all the assets of Strategic to Balanced Shares in exchange for Balanced Shares shares and the assumption by Balanced Shares of the liabilities of Strategic pursuant to this Agreement and upon the distribution (whether actual or constructive) of Balanced Shares shares to shareholders of Strategic in exchange for their respective Strategic shares; (iii) the holding period and tax basis of the assets of Strategic acquired by Balanced Shares will be the same as the holding period and tax basis that Strategic had in such assets immediately prior to the Reorganization; and
(iv) Balanced Shares will succeed to the capital loss carryovers of Strategic, if any, pursuant to section 381 of the Code, but the use by Balanced of any such capital loss carryovers may be subject to limitation under section 383 of the Code.

         (f) Opinion of Counsel. Balanced Shares shall have received the opinion of Ropes & Gray, as counsel for Strategic, dated as of the Closing, addressed to and in form and substance satisfactory to Balanced Shares, to the effect that (i) TAP is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) TAP is a diversified, open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by requisite action of TAP, on behalf of Strategic, and this Agreement has been duly executed and delivered by TAP, on behalf of Strategic, and is a valid and binding obligation of TAP, on behalf of Strategic, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); (iv) the Reorganization has been approved by the requisite vote of the shareholders of Strategic; and (v) to Ropes & Gray's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency, other than the acceptance of Articles of Transfer by the Maryland State Department of Assessments and Taxation, is required for TAP, on behalf of Strategic, to enter into this Agreement or carry out its terms that will not have been obtained by the Closing other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Strategic.

         (g) Non-Termination. The parties shall not have terminated this Agreement pursuant to Section 8(c) hereof.

         (h) Further Assurances. Balanced Shares shall have received such further assurances, including, but not limited to, further assurances from Strategic or any other person, concerning the performance of their obligations hereunder and the consummation of the Reorganization as it shall deem necessary, advisable or appropriate.

8.  Amendments; Waivers; Termination; Survival; Cooperation

         (a) Amendments. TAP and Balanced Shares may, by agreement in writing authorized by their respective Boards of Trustees or Directors, amend this Agreement at any time before or after approval hereof by the shareholders of Strategic, but after such approval, no amendment shall be made that materially alters the obligations of any party hereto.

         (b) Waivers. At any time prior to the Closing, any party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

         (c) Termination. Each party may terminate this Agreement at any time prior to the Closing by notice to the other party if (i) a material condition to its performance hereunder or a material covenant of the other party contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by the other party. This Agreement may be terminated at any time prior to the Closing, whether before or after approval by the shareholders of Strategic, without liability on the part of either party hereto or its respective Board of Directors or Trustees, officers or shareholders, by any party on notice to the other party in the event that the Board of Directors or Trustees of the party giving such notice determines that proceeding with this Agreement is not in the best interest of that party's shareholders. Unless the parties hereto shall otherwise agree in writing, this Agreement shall terminate, without liability to any party, as of the close of business on October 31, 1999 if the Closing is not held on or prior to such date.

         (d) Survival. No representations, warranties or covenants in or pursuant to this Agreement (including certificates of officers) shall survive the Reorganization.

         (e) Cooperation. Each of the parties hereto will cooperate with the other in fulfilling its obligations under this Agreement and will provide such information and documentation as is reasonably requested by the other in carrying out the terms hereof.

9.  Expenses

         Alliance Capital Management L.P., the investment adviser to each party hereto, will bear all expenses incurred in connection with this Agreement, and all transactions contemplated hereby, whether or not the Reorganization is consummated;
provided, however, that TAP shall bear any cost or expense incurred through the time of the Closing for purposes of satisfying the conditions set forth in Section 7(c) above.

10. General

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by TAP and Balanced Shares and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                           THE ALLIANCE PORTFOLIOS, on behalf
                             of Alliance Strategic Balanced
Shares


                           By________________________


                           ALLIANCE BALANCED SHARES, INC.


                           By________________________


Accepted and agreed to as to Section 9:

ALLIANCE CAPITAL MANAGEMENT L.P.

By:  Alliance Capital Management
       Corporation, Its General Partner



By______________________________

Copies of the Agreement and Declaration of Trust, as amended, establishing TAP are on file with the Secretary of State of The Commonwealth of Massachusetts and with the City Clerk for the City of Boston, and notice is hereby given that this Agreement and Plan of Reorganization and Liquidation is executed on behalf of TAP by officers of TAP as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers, shareholders, employees or agents of TAP or Strategic individually but are binding only upon the assets and property of Strategic.

TABLE OF CONTENTS                       Page
Introduction...........................
Fee Table..............................
Synopsis...............................
Risk Factors...........................
Reasons for the Transactions...........
Management's Discussion of Performance
  of Balanced Shares...................
Comparison of Investment Objectives and
  Policies.............................
Information about the Transactions.....
Certain Comparative Information........
Additional Information about
  the Funds............................
Voting Information.....................
Exhibit A: Form of Agreement and Plan of
  Reorganization and Liquidation.......  A-1




































00250236.AA7

                    THE ALLIANCE PORTFOLIOS-
                     STRATEGIC BALANCED FUND

          Proxy for the Special Meeting of Shareholders
                        October 12, 1998


                            P R O X Y


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  THE
TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.


The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof all the Shares of Beneficial Interest of Strategic Balanced Fund, a series of The Alliance Portfolios, (the "Fund") held of record by the undersigned on August 14, 1998 at the Special Meeting of
Shareholders of the Fund to be held at [      ], Eastern Standard
Time, on October 12, 1998 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

        (Continued and to be signed on the reverse side)
                     The Alliance Portfolios
                        P.O. Box [     ]
                   New York, N.Y.  10203-0389

1. To approve an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all of the assets and liabilities of the Fund to Alliance Balanced Shares, Inc. in exchange for Class A, Class B, Class C and Advisor Class shares of Alliance Balanced Shares, Inc., the distribution of such Class A, Class B, Class C and Advisor Class shares to shareholders of the Fund in liquidation of the Fund and the subsequent dissolution of the Fund.



         FOR       AGAINST          ABSTAIN


         / /       / /              / /

                                    Change of Address or
                                    Comments Mark Here  / /

Please sign and date this proxy in the space provided below.
Execution by shareholders who are not individuals must be made by an authorized signatory.

Dated:                      , 1998


____________________________________
Name of Shareholder


____________________________________
Signature


Votes must be indicated (x) in black or blue ink.


Please Sign, Date and Return Promptly in the Enclosed Envelope -
No Postage is Required.

               ALLIANCE INCOME BUILDER FUND, INC.

          Proxy for the Special Meeting of Shareholders
                        October 12, 1998


                            P R O X Y


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE
DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.


The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof all the Common Stock of Alliance Income Builder Fund, Inc. (the "Fund") held of record by the undersigned on August 14, 1998 at the Special Meeting of
Shareholders of the Fund to be held at [        ], Eastern
Standard Time, on October 12, 1998 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

        (Continued and to be signed on the reverse side)

               Alliance Income Builder Fund, Inc.
                        P.O. Box [     ]
                   New York, N.Y.  10203-0389

1. To approve an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all of the assets and liabilities of the Fund to Alliance Balanced Shares, Inc. in exchange for Class A, Class B, Class C and Advisor Class shares of Alliance Balanced Shares, Inc., the distribution of such Class A, Class B, Class C and Advisor Class shares to shareholders of the Fund in liquidation of the Fund and the subsequent dissolution of the Fund.


         FOR       AGAINST          ABSTAIN


         / /       / /              / /

                                    Change of Address or
                                    Comments Mark Here  / /

Please sign and date this proxy in the space provided below.
Execution by shareholders who are not individuals must be made by an authorized signatory.

Dated:                      , 1998


____________________________________
Name of Shareholder


____________________________________
Signature


Votes must be indicated (x) in black or blue ink.


Please Sign, Date and Return Promptly in the Enclosed Envelope -
No Postage is Required.

This is filed pursuant to Rule 497(e).

ALLIANCE CAPITAL [Logo]                  THE ALLIANCE STOCK FUNDS
_________________________________________________________________

Supplement dated July 16, 1998 to Prospectus dated
February 2, 1998 of The Alliance Stock Funds


         Alliance Income Builder Fund, Inc. ("Income Builder Fund") and Strategic Balanced Fund, a series of The Alliance Portfolios ("Strategic Balanced Fund"), have suspended sales of shares other than sales to shareholders as of the close of business on July 15, 1998 in the case of Income Builder Fund and July 16, 1998 in the case of Strategic Balanced Fund. This action is being taken in conjunction with approval by the Board of Directors of Income Builder Fund and the Board of Trustees of The Alliance Portfolios of separate Agreements and Plans of Reorganization and Liquidation ("Plans") pursuant to which the assets and liabilities of Income Builder Fund and Strategic Balanced Fund will be exchanged for shares of Alliance Balanced Shares, Inc. ("Balanced Shares"), a non-diversified open-end investment company sponsored by Alliance.

         The Board of Directors of Income Builder Fund and the Board of Trustees of The Alliance Portfolios have called meetings of the shareholders of Income Builder Fund and Strategic Balanced Fund to vote on the Plans to be held on October 12, 1998. Proxy materials describing Balanced Shares and the terms of the proposed acquisitions will be mailed prior to the meetings to shareholders of record of Income Builder Fund and Strategic Balanced Fund as of the close of business on August 14, 1998. If approved at the meetings, it is expected that the acquisitions will occur shortly thereafter. Shareholder approval of one acquisition is independent of shareholder approval of the other acquisition. Accordingly, the closing of one acquisition is not contingent upon the closing of the other acquisition.


(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                 THE ALLIANCE
--------------------------------------------------------------------------------
                                  STOCK FUNDS
--------------------------------------------------------------------------------


                       c/o Alliance Fund Services, Inc.
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618



                          Prospectus and Application



                               February 2, 1998


Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund
                                        -Alliance Global Environment Fund



               Total Return Funds

               -Alliance Strategic Balanced Fund
               -Alliance Balanced Shares
               -Alliance Income Builder Fund
               -Alliance Utility Income Fund
               -Alliance Growth and Income Fund
               -Alliance Real Estate Investment Fund

Table of Contents                                                           Page
The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Financial Highlights ......................................................    7
Glossary ..................................................................   19
Description of the Funds ..................................................   20
   Investment Objectives and Policies .....................................   20
   Additional Investment Practices ........................................   31
   Certain Fundamental Investment Policies ................................   38
   Risk Considerations ....................................................   41
Purchase and Sale of Shares ...............................................   46
Management of the Funds ...................................................   49
Dividends, Distributions and Taxes ........................................   53
General Information .......................................................   55

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                       [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $217 billion in assets under management as of September 30, 1997. Alliance provides investment management services to employee benefit plans for 28 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Global Environment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.



Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

Real Estate Investment Fund

Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions . . .

Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund intend to make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .


The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.


Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


--------------------------------------------------------------------------------
                             AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                          AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                            DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                           A CHOICE OF PURCHASE PLANS
--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24-HOUR INFORMATION
--------------------------------------------------------------------------------



                                                       [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.


                                                                    Class A Shares       Class B Shares        Class C Shares
                                                                    --------------       --------------        --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price) .................................................      4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments ..................        None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .............................................       None(a)               4.0%                  1.0%
                                                                                           during the            during the
                                                                                           first year,           first year,
                                                                                         decreasing 1.0%        0% thereafter
                                                                                         annually to 0%
                                                                                           after the
                                                                                         fourth year (b)

Exchange fee ....................................................        None                 None                  None

--------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 46.

(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 46.

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Alliance Fund               Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .68%       .68%       .68%          After 1 year    $ 53     $ 59      $ 19      $ 29      $ 19
   12b-1 fees                 .20%      1.00%      1.00%          After 3 years   $ 74     $ 78      $ 58      $ 58      $ 58
   Other expenses (a)         .15%       .17%       .15%          After 5 years   $ 97     $100      $100      $ 99      $ 99
                             ----       ----       ----           After 10 years  $163     $195(b)   $195(b)   $215      $215
   Total fund
      operating expenses     1.03%      1.85%      1.83%
                             ====       ====       ====

Growth Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .74%       .74%       .74%          After 1 year    $ 55     $ 60      $ 20      $ 30      $ 20
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 81     $ 82      $ 62      $ 62      $ 62
   Other expenses (a)         .22%       .22%       .23%          After 5 years   $109     $106      $106      $106      $106
                             ----       ----       ----           After 10 years  $188     $210(b)   $210(b)   $230      $230
   Total fund
      operating expenses     1.26%      1.96%      1.97%
                             ====       ====       ====

Premier Growth Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 58     $ 63      $ 23      $ 33      $ 23
   12b-1 fees                 .33%      1.00%      1.00%          After 3 years   $ 90     $ 90      $ 70      $ 70      $ 70
   Other expenses (a)         .24%       .25%       .24%          After 5 years   $124     $120      $120      $120      $120
                             ----       ----       ----           After 10 years  $221     $241(b)   $241(b)   $257      $257
   Total fund
      operating expenses     1.57%      2.25%      2.24%
                             ====       ====       ====

Technology Fund             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees (g)       1.04%      1.04%      1.04%          After 1 year    $ 59     $ 64      $ 24      $ 34      $ 24
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 93     $ 94      $ 74      $ 74      $ 74
   Other expenses (a)         .33%       .34%       .34%          After 5 years   $129     $127      $127      $127      $127
                             ----       ----       ----           After 10 years  $232     $254(b)   $254(b)   $272      $272
   Total fund
      operating expenses     1.67%      2.38%      2.38%
                             ====       ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Quasar Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees (g)       1.16%      1.16%      1.16%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .22%      1.00%      1.00%          After 3 years   $ 93     $ 98      $ 78      $ 78      $ 78
   Other expenses (a)         .29%       .35%       .34%          After 5 years   $129     $134      $134      $133      $133
                             ----       ----       ----           After 10 years  $232     $264(b)   $264(b)   $284      $284
   Total fund
      operating expenses     1.67%      2.51%      2.50%
                             ====       ====       ====

International Fund          Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees
      (after waiver) (c)      .85%       .85%       .85%          After 1 year    $ 58     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .17%      1.00%      1.00%          After 3 years   $ 90     $ 96      $ 76      $ 75      $ 75
   Other expenses (a)         .56%       .58%       .57%          After 5 years   $125     $130      $130      $129      $129
                             ----       ----       ----           After 10 years  $222     $256(b)   $256(b)   $276      $276
   Total fund
      operating expenses (d) 1.58%      2.43%      2.42%
                             ====       ====       ====

Worldwide Privatization Fund Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                             -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 94     $ 96      $ 76      $ 75      $ 75
   Other expenses (a)         .42%       .43%       .42%          After 5 years   $132     $130      $130      $129      $129
                             ----       ----       ----           After 10 years  $237     $259(b)   $259(b)   $276      $276
   Total fund
      operating expenses     1.72%      2.43%      2.42%
                             ====       ====       ====

New Europe Fund             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.06%      1.06%      1.06%          After 1 year    $ 62     $ 68      $ 28      $ 38      $ 28
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $104     $105      $ 85      $ 85      $ 85
   Other expenses (a)         .69%       .69%       .68%          After 5 years   $148     $145      $145      $145      $145
                             ----       ----       ----           After 10 years  $270     $291(b)   $291(b)   $307      $307
   Total fund
      operating expenses     2.05%      2.75%      2.74%
                             ====       ====       ====

All-Asia Investment Fund    Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees                                                After 1 year    $ 63     $ 68      $ 28      $ 38      $ 28
      (after waiver) (c)      .65%       .65%       .65%          After 3 years   $104     $106      $ 86      $ 86      $ 86
   12b-1 fees                 .30%      1.00%      1.00%          After 5 years   $149     $146      $146      $146      $146
   Other expenses                                                 After 10 years  $271     $293(b)   $293(b)   $310      $310
      Administration fees
      (after waiver) (f)      .00%       .00%       .00%
      Other operating
         expenses (a)        1.11%      1.12%      1.12%
                             ----       ----       ----
   Total fund
      operating expenses (d) 2.06%      2.77%      2.77%
                             ====       ====       ====

Global Small Cap Fund       Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 66     $ 71      $ 31      $ 41      $ 31
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $114     $116      $ 96      $ 96      $ 96
   Other expenses (a)        1.11%      1.11%      1.10%          After 5 years   $166     $163      $163      $163      $163
                             ----       ----       ----           After 10 years  $305     $326(b)   $326(b)   $341      $341
   Total fund
      operating expenses     2.41%      3.11%      3.10%
                             ====       ====       ====

Global Environment Fund     Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.10%      1.10%      1.10%          After 1 year    $ 69     $ 74      $ 34      $ 44      $ 34
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $122     $123      $103      $104      $104
   Other expenses (a)        1.29%      1.26%      1.29%          After 5 years   $179     $175      $175      $176      $176
                             ----       ----       ----           After 10 years  $332     $350(b)   $350(b)   $368      $368
   Total fund
      operating expenses     2.69%      3.36%      3.39%
                             ====       ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Strategic Balanced Fund     Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees
      (after waiver) (c)      .09%       .09%       .09%          After 1 year    $ 56     $ 62      $ 22      $ 32      $ 22
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 85     $ 86      $ 66      $ 66      $ 66
   Other expenses (a)        1.02%      1.03%      1.03%          After 5 years   $116     $114      $114      $114      $114
                             ----       ----       ----           After 10 years  $204     $227(b)   $227(b)   $245      $245
   Total fund
      operating expenses (d) 1.41%      2.12%      2.12%
                             ====       ====       ====

Balanced Shares             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .63%       .63%       .63%          After 1 year    $ 57     $ 63      $ 23      $ 33      $ 23
   12b-1 fees                 .24%      1.00%      1.00%          After 3 years   $ 87     $ 90      $ 70      $ 70      $ 70
   Other expenses (a)         .60%       .62%       .60%          After 5 years   $119     $120      $120      $119      $119
                             ----       ----       ----           After 10 years  $211     $239(b)   $239(b)   $256      $256
   Total fund
      operating expenses     1.47%      2.25%      2.23%
                             ====       ====       ====

Income Builder Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .75%       .75%       .75%          After 1 year    $ 63     $ 68      $ 28      $ 38      $ 28
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $105     $107      $ 87      $ 87      $ 87
   Other expenses (a)        1.04%      1.05%      1.05%          After 5 years   $150     $148      $148      $148      $148
                             ----       ----       ----           After 10 years  $274     $296(b)   $296(b)   $313      $313
   Total fund
      operating expenses     2.09%      2.80%      2.80%
                             ====       ====       ====

Utility Income Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           0.00%      0.00%      0.00%          After 1 year    $ 57     $ 62      $ 22      $ 32      $ 22
      (after waiver) (c)                                          After 3 years   $ 88     $ 89      $ 69      $ 69      $ 69
   12b-1 fees                 .30%      1.00%      1.00%          After 5 years   $121     $118      $118      $118      $118
   Other expenses (a)        1.20%      1.20%      1.20%          After 10 years  $214     $236(b)   $236(b)   $253      $253
                             ----       ----       ----
   Total fund
      operating expenses (e) 1.50%      2.20%      2.20%
                             ====       ====       ====

Growth and Income Fund      Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .49%       .49%       .49%          After 1 year    $ 51     $ 57      $ 17      $ 27      $ 17
   12b-1 fees                 .22%      1.00%      1.00%          After 3 years   $ 71     $ 74      $ 54      $ 54      $ 54
   Other expenses (a)         .21%       .23%       .22%          After 5 years   $ 91     $ 93      $ 93      $ 93      $ 93
                             ----       ----       ----           After 10 years  $151     $182(b)   $182(b)   $202      $202
   Total fund
      operating expenses      .92%      1.72%      1.71%
                             ====       ====       ====

Real Estate Investment Fund Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .90%       .90%       .90%          After 1 year    $ 60     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 96     $ 96      $ 76      $ 76      $ 76
   Other expenses (a)         .57%       .54%       .53%          After 5 years   $134     $130      $130      $130      $130
                             ----       ----       ----           After 10 years  $242     $261(b)   $261(b)   $277      $277
   Total fund
      operating expenses     1.77%      2.44%      2.43%
                             ====       ====       ====

--------------------------------------------------------------------------------
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not reflect the application of credits that reduce Fund expenses.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund, 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.

(d) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, total fund operating expenses for Strategic Balanced Fund would have been 2.06%, 2.76% and 2.76%, respectively, for Class A, Class B and Class C shares, total fund operating expenses for All-Asia Investment Fund would have been 2.56%, 3.27% and 3.27%, respectively, for Class A, Class B and Class C shares annualized and total fund operating expenses for International Fund would have been 1.74%, 2.59% and 2.58%, respectively, for Class A, Class B and Class C annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.55%, 4.28%, 4.28%, respectively, for Class A, Class B and Class C shares.
(f) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A, Class B and Class C shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an adminstration agreement.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" for Global Environment Fund are based on estimated amounts for its current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. Except as otherwise indicated, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Global Environment Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From  Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income     Realized Gains
   -------------------               ------------  --------------  --------------  ---------------  --------------  --------------
Alliance Fund
   Class A
   Year ended 11/30/97 ............      $7.71        $(.02)(b)        $2.09             $2.07           $(.02)         $(1.06)
   Year ended 11/30/96 ............       7.72          .02             1.06              1.08            (.02)          (1.07)
   Year ended 11/30/95 ............       6.63          .02             2.08              2.10            (.01)          (1.00)
   1/1/94 to 11/30/94** ...........       6.85          .01             (.23)             (.22)           0.00            0.00
   Year ended 12/31/93 ............       6.68          .02              .93               .95            (.02)           (.76)
   Year ended 12/31/92 ............       6.29          .05              .87               .92            (.05)           (.48)
   Year ended 12/31/91 ............       5.22          .07             1.70              1.77            (.07)           (.63)
   Year ended 12/31/90 ............       6.87          .09             (.32)             (.23)           (.18)          (1.24)
   Year ended 12/31/89 ............       5.60          .12             1.19              1.31            (.04)           0.00
   Year ended 12/31/88 ............       5.15          .08              .80               .88            (.08)           (.35)
   Class B
   Year ended 11/30/97 ............      $7.40        $(.08)(b)        $1.99             $1.91           $0.00          $(1.06)
   Year ended 11/30/96 ............       7.49         (.01)             .99               .98            0.00           (1.07)
   Year ended 11/30/95 ............       6.50         (.03)            2.02              1.99            0.00           (1.00)
   1/1/94 to 11/30/94** ...........       6.76         (.03)            (.23)             (.26)           0.00            0.00
   Year ended 12/31/93 ............       6.64         (.03)             .91               .88            0.00            (.76)
   Year ended 12/31/92 ............       6.27         (.01)(b)          .87               .86            (.01)           (.48)
   3/4/91++ to 12/31/91 ...........       6.14          .01(b)           .79               .80            (.04)           (.63)
   Class C
   Year ended 11/30/97 ............      $7.41        $(.08)(b)        $1.99             $1.91           $0.00          $(1.06)
   Year ended 11/30/96 ............       7.50         (.02)            1.00               .98            0.00           (1.07)
   Year ended 11/30/95 ............       6.50         (.03)            2.03              2.00            0.00           (1.00)
   1/1/94 to 11/30/94** ...........       6.77         (.03)            (.24)             (.27)           0.00            0.00
   5/3/93++ to 12/31/93 ...........       6.67         (.02)             .88               .86            0.00            (.76)
Growth Fund (i)
   Class A
   Year ended 10/31/97 ............     $34.91        $(.10)(b)       $10.17            $10.07           $0.00          $(1.03)
   Year ended 10/31/96 ............      29.48          .05             6.20              6.25            (.19)           (.63)
   Year ended 10/31/95 ............      25.08          .12             4.80              4.92            (.11)           (.41)
   5/1/94 to 10/31/94** ...........      23.89          .09             1.10              1.19            0.00            0.00
   Year ended 4/30/94 .............      22.67         (.01)(c)         3.55              3.54            0.00           (2.32)
   Year ended 4/30/93 .............      20.31          .05(c)          3.68              3.73            (.14)          (1.23)
   Year ended 4/30/92 .............      17.94          .29(c)          3.95              4.24            (.26)          (1.61)
   9/4/90++ to 4/30/91 ............      13.61          .17(c)          4.22              4.39            (.06)           0.00
   Class B
   Year ended 10/31/97 ............     $29.21        $(.31)(b)        $8.44             $8.13           $0.00          $(1.03)
   Year ended 10/31/96 ............      24.78         (.12)            5.18              5.06            0.00            (.63)
   Year ended 10/31/95 ............      21.21         (.02)            4.01              3.99            (.01)           (.41)
   5/1/94 to 10/31/94** ...........      20.27          .01              .93               .94            0.00            0.00
   Year ended 4/30/94 .............      19.68         (.07)(c)         2.98              2.91            0.00           (2.32)
   Year ended 4/30/93 .............      18.16         (.06)(c)         3.23              3.17            (.03)          (1.62)
   Year ended 4/30/92 .............      16.88          .17(c)          3.67              3.84            (.21)          (2.35)
   Year ended 4/30/91 .............      14.38          .08(c)          3.22              3.30            (.09)           (.71)
   Year ended 4/30/90 .............      14.13          .01(b)(c)       1.26              1.27            0.00           (1.02)
   Year ended 4/30/89 .............      12.76         (.01)(c)         2.44              2.43            0.00           (1.06)
   10/23/87+ to 4/30/88 ...........      10.00         (.02)(c)         2.78              2.76            0.00            0.00
   Class C
   Year ended 10/31/97 ............     $29.22        $(.31)(b)        $8.45             $8.14           $0.00          $(1.03)
   Year ended 10/31/96 ............      24.79         (.12)            5.18              5.06            0.00            (.63)
   Year ended 10/31/95 ............      21.22         (.03)            4.02              3.99            (.01)           (.41)
   5/1/94 to 10/31/94** ...........      20.28          .01              .93               .94            0.00            0.00
   8/2/93++ to 4/30/94 ............      21.47         (.02)(c)         1.15              1.13            0.00           (2.32)
Premier Growth Fund
   Class A
   Year ended 11/30/97 ............     $17.98        $(.10)(b)        $5.20             $5.10           $0.00          $(1.08)
   Year ended 11/30/96 ............      16.09         (.04)(b)         3.20              3.16            0.00           (1.27)
   Year ended 11/30/95 ............      11.41         (.03)            5.38              5.35            0.00            (.67)
   Year ended 11/30/94 ............      11.78         (.09)            (.28)             (.37)           0.00            0.00
   Year ended 11/30/93 ............      10.79         (.05)            1.05              1.00            (.01)           0.00
   9/28/92+ to 11/30/92 ...........      10.00          .01              .78               .79            0.00            0.00
   Class B
   Year ended 11/30/97 ............     $17.52        $(.23)(b)        $5.05             $4.82           $0.00          $(1.08)
   Year ended 11/30/96 ............      15.81         (.14)(b)         3.12              2.98            0.00           (1.27)
   Year ended 11/30/95 ............      11.29         (.11)            5.30              5.19            0.00            (.67)
   Year ended 11/30/94 ............      11.72         (.15)            (.28)             (.43)           0.00            0.00
   Year ended 11/30/93 ............      10.79         (.10)            1.03               .93            0.00            0.00
   9/28/92+ to 11/30/92 ...........      10.00         0.00              .79               .79            0.00            0.00
   Class C
   Year ended 11/30/97 ............     $17.54        $(.24)(b)        $5.07             $4.83           $0.00          $(1.08)
   Year ended 11/30/96 ............      15.82         (.14)(b)         3.13              2.99            0.00           (1.27)
   Year ended 11/30/95 ............      11.30         (.08)            5.27              5.19            0.00            (.67)
   Year ended 11/30/94 ............      11.72         (.09)            (.33)             (.42)           0.00            0.00
   5/3/93++ to 11/30/93 ...........      10.48         (.05)            1.29              1.24            0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                     Total               Net Assets
                                               Total            Net Asset          Investment             At End Of
                                            Dividends             Value           Return Based              Period
                                                And               End Of          on Net Asset               (000's
  Fiscal Year or Period                    Distributions          Period            Value (a)               omitted)
   -------------------                     --------------       ----------        ------------           ------------
Alliance Fund
   Class A
   Year ended 11/30/97 ............           $(1.08)              $8.70               31.82%              $1,201,435
   Year ended 11/30/96 ............            (1.09)               7.71               16.49                  999,067
   Year ended 11/30/95 ............            (1.01)               7.72               37.87                  945,309
   1/1/94 to 11/30/94** ...........             0.00                6.63               (3.21)                 760,679
   Year ended 12/31/93 ............             (.78)               6.85               14.26                  831,814
   Year ended 12/31/92 ............             (.53)               6.68               14.70                  794,733
   Year ended 12/31/91 ............             (.70)               6.29               33.91                  748,226
   Year ended 12/31/90 ............            (1.42)               5.22               (4.36)                 620,374
   Year ended 12/31/89 ............             (.04)               6.87               23.42                  837,429
   Year ended 12/31/88 ............             (.43)               5.60               17.10                  760,619
   Class B
   Year ended 11/30/97 ............           $(1.06)              $8.25               30.74%              $   70,461
   Year ended 11/30/96 ............            (1.07)               7.40               15.47                   44,450
   Year ended 11/30/95 ............            (1.00)               7.49               36.61                   31,738
   1/1/94 to 11/30/94** ...........             0.00                6.50               (3.85)                  18,138
   Year ended 12/31/93 ............             (.76)               6.76               13.28                   12,402
   Year ended 12/31/92 ............             (.49)               6.64               13.75                    3,825
   3/4/91++ to 12/31/91 ...........             (.67)               6.27               13.10                      852
   Class C
   Year ended 11/30/97 ............           $(1.06)              $8.26               30.72%              $   18,871
   Year ended 11/30/96 ............            (1.07)               7.41               15.48                   13,899
   Year ended 11/30/95 ............            (1.00)               7.50               36.79                   10,078
   1/1/94 to 11/30/94** ...........             0.00                6.50               (3.99)                   6,230
   5/3/93++ to 12/31/93 ...........             (.76)               6.77               13.95                    4,006
Growth Fund (i)
   Class A
   Year ended 10/31/97 ............           $(1.03)             $43.95               29.54%              $  783,110
   Year ended 10/31/96 ............             (.82)              34.91               21.65                  499,459
   Year ended 10/31/95 ............             (.52)              29.48               20.18                  285,161
   5/1/94 to 10/31/94** ...........             0.00               25.08                4.98                  167,800
   Year ended 4/30/94 .............            (2.32)              23.89               15.66                  102,406
   Year ended 4/30/93 .............            (1.37)              22.67               18.89                   13,889
   Year ended 4/30/92 .............            (1.87)              20.31               23.61                    8,228
   9/4/90++ to 4/30/91 ............             (.06)              17.94               32.40                      713
   Class B
   Year ended 10/31/97 ............           $(1.03)             $36.31               28.64%              $3,578,806
   Year ended 10/31/96 ............             (.63)              29.21               20.82                2,498,097
   Year ended 10/31/95 ............             (.42)              24.78               19.33                1,052,020
   5/1/94 to 10/31/94** ...........             0.00               21.21                4.64                  751,521
   Year ended 4/30/94 .............            (2.32)              20.27               14.79                  394,227
   Year ended 4/30/93 .............            (1.65)              19.68               18.16                   56,704
   Year ended 4/30/92 .............            (2.56)              18.16               22.75                   37,845
   Year ended 4/30/91 .............             (.80)              16.88               24.72                   22,710
   Year ended 4/30/90 .............            (1.02)              14.38                8.81                   15,800
   Year ended 4/30/89 .............            (1.06)              14.13               20.31                    7,672
   10/23/87+ to 4/30/88 ...........             0.00               12.76               27.60                    1,938
   Class C
   Year ended 10/31/97 ............           $(1.03)             $36.33               28.66%              $  599,449
   Year ended 10/31/96 ............             (.63)              29.22               20.81                  403,478
   Year ended 10/31/95 ............             (.42)              24.79               19.32                  226,662
   5/1/94 to 10/31/94** ...........             0.00               21.22                4.64                  114,455
   8/2/93++ to 4/30/94 ............            (2.32)              20.28                5.27                   64,030
Premier Growth Fund
   Class A
   Year ended 11/30/97 ............           $(1.08)             $22.00               30.46%              $  373,099
   Year ended 11/30/96 ............            (1.27)              17.98               21.52                  172,870
   Year ended 11/30/95 ............             (.67)              16.09               49.95                   72,366
   Year ended 11/30/94 ............             0.00               11.41               (3.14)                  35,146
   Year ended 11/30/93 ............             (.01)              11.78                9.26                   40,415
   9/28/92+ to 11/30/92 ...........             0.00               10.79                7.90                    4,893
   Class B
   Year ended 11/30/97 ............           $(1.08)             $21.26               29.62%              $  858,449
   Year ended 11/30/96 ............            (1.27)              17.52               20.70                  404,137
   Year ended 11/30/95 ............             (.67)              15.81               49.01                  238,088
   Year ended 11/30/94 ............             0.00               11.29               (3.67)                 139,988
   Year ended 11/30/93 ............             0.00               11.72                8.64                  151,600
   9/28/92+ to 11/30/92 ...........             0.00               10.79                7.90                   19,941
   Class C
   Year ended 11/30/97 ............           $(1.08)             $21.29               29.64%              $  177,923
   Year ended 11/30/96 ............            (1.27)              17.54               20.76                   60,194
   Year ended 11/30/95 ............             (.67)              15.82               48.96                   20,679
   Year ended 11/30/94 ............             0.00               11.30               (3.58)                   7,332
   5/3/93++ to 11/30/93 ...........             0.00               11.72               11.83                    3,899

                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                            Average
                                         To Average          To Average          Portfolio         Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate        Rate (k)
   -------------------                   -----------       -------------       -------------       ----------
Alliance Fund
   Class A
   Year ended 11/30/97 ...........          1.03%               (.29)%               158%         $0.0571
   Year ended 11/30/96 ...........          1.04                 .30                  80           0.0646
   Year ended 11/30/95 ...........          1.08                 .31                  81             --
   1/1/94 to 11/30/94** ..........          1.05*                .21*                 63             --
   Year ended 12/31/93 ...........          1.01                 .27                  66             --
   Year ended 12/31/92 ...........           .81                 .79                  58             --
   Year ended 12/31/91 ...........           .83                1.03                  74             --
   Year ended 12/31/90 ...........           .81                1.56                  71             --
   Year ended 12/31/89 ...........           .75                1.79                  81             --
   Year ended 12/31/88 ...........           .82                1.38                  65             --
   Class B
   Year ended 11/30/97 ...........          1.85%              (1.12)%               158%         $0.0571
   Year ended 11/30/96 ...........          1.87                (.53)                 80           0.0646
   Year ended 11/30/95 ...........          1.90                (.53)                 81             --
   1/1/94 to 11/30/94** ..........          1.89*               (.60)*                63             --
   Year ended 12/31/93 ...........          1.90                (.64)                 66             --
   Year ended 12/31/92 ...........          1.64                (.04)                 58             --
   3/4/91++ to 12/31/91 ..........          1.64*                .10*                 74             --
   Class C
   Year ended 11/30/97 ...........          1.83%              (1.10)%               158%         $0.0571
   Year ended 11/30/96 ...........          1.86                (.51)                 80           0.0646
   Year ended 11/30/95 ...........          1.89                (.51)                 81             --
   1/1/94 to 11/30/94** ..........          1.87*               (.59)*                63             --
   5/3/93++ to 12/31/93 ..........          1.94*               (.74)*                66             --
Growth Fund (i)
   Class A
   Year ended 10/31/97 ...........          1.26%(l)            (.25)%                48%         $0.0562
   Year ended 10/31/96 ...........          1.30                 .15                  46           0.0584
   Year ended 10/31/95 ...........          1.35                 .56                  61             --
   5/1/94 to 10/31/94** ..........          1.35*                .86*                 24             --
   Year ended 4/30/94 ............          1.40(f)              .32                  87             --
   Year ended 4/30/93 ............          1.40(f)              .20                  124            --
   Year ended 4/30/92 ............          1.40                1.44                  137            --
   9/4/90++ to 4/30/91 ...........          1.40*               1.99*                 130            --
   Class B
   Year ended 10/31/97 ...........          1.96%(l)            (.94)%                48%         $0.0562
   Year ended 10/31/96 ...........          1.99                (.54)                 46           0.0584
   Year ended 10/31/95 ...........          2.05                (.15)                 61             --
   5/1/94 to 10/31/94** ..........          2.05*                .16*                 24             --
   Year ended 4/30/94 ............          2.10(f)             (.36)                 87             --
   Year ended 4/30/93 ............          2.15(f)             (.53)                124             --
   Year ended 4/30/92 ............          2.15                 .78                 137             --
   Year ended 4/30/91 ............          2.10                 .56                 130             --
   Year ended 4/30/90 ............          2.00                 .07                 165             --
   Year ended 4/30/89 ............          2.00                (.03)                139             --
   10/23/87+ to 4/30/88 ..........          2.00*               (.40)*                52             --
   Class C
   Year ended 10/31/97 ...........          1.97%(l)            (.95)%                48%         $0.0562
   Year ended 10/31/96 ...........          2.00                (.55)                 46           0.0584
   Year ended 10/31/95 ...........          2.05                (.15)                 61             --
   5/1/94 to 10/31/94** ..........          2.05*                .16*                 24             --
   8/2/93++ to 4/30/94 ...........          2.10*(f)            (.31)*                87             --
Premier Growth Fund
   Class A
   Year ended 11/30/97 ...........          1.57%               (.52)%                76%         $0.0594
   Year ended 11/30/96 ...........          1.65                (.27)                 95           0.0651
   Year ended 11/30/95 ...........          1.75                (.28)                114             --
   Year ended 11/30/94 ...........          1.96                (.67)                 98             --
   Year ended 11/30/93 ...........          2.18                (.61)                 68             --
   9/28/92+ to 11/30/92 ..........          2.17*                .91*                  0             --
   Class B
   Year ended 11/30/97 ...........          2.25%              (1.20)%                76%         $0.0594
   Year ended 11/30/96 ...........          2.32                (.94)                 95           0.0651
   Year ended 11/30/95 ...........          2.43                (.95)                114             --
   Year ended 11/30/94 ...........          2.47               (1.19)                 98             --
   Year ended 11/30/93 ...........          2.70               (1.14)                 68             --
   9/28/92+ to 11/30/92 ..........          2.68*                .35*                  0             --
   Class C
   Year ended 11/30/97 ...........          2.24%              (1.22)%                76%         $0.0594
   Year ended 11/30/96 ...........          2.32                (.94)                 95           0.0651
   Year ended 11/30/95 ...........          2.42                (.97)                114             --
   Year ended 11/30/94 ...........          2.47               (1.16)                 98             --
   5/3/93++ to 11/30/93 ..........          2.79*              (1.35)*                68             --


--------------------------------------------------------------------------------

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From  Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income     Realized Gains
   -------------------               ------------  --------------  --------------  ---------------  --------------  --------------
Technology Fund
   Class A
   Year ended 11/30/97 ............     $51.15        $(.51)(b)        $4.22             $3.71           $0.00           $(.42)
   Year ended 11/30/96 ............      46.64         (.39)(b)         7.28              6.89            0.00           (2.38)
   Year ended 11/30/95 ............      31.98         (.30)           18.13             17.83            0.00           (3.17)
   1/1/94 to 11/30/94** ...........      26.12         (.32)            6.18              5.86            0.00            0.00
   Year ended 12/31/93 ............      28.20         (.29)            6.39              6.10            0.00           (8.18)
   Year ended 12/31/92 ............      26.38         (.22)(b)         4.31              4.09            0.00           (2.27)
   Year ended 12/31/91 ............      19.44         (.02)           10.57             10.55            0.00           (3.61)
   Year ended 12/31/90 ............      21.57         (.03)            (.56)             (.59)           0.00           (1.54)
   Year ended 12/31/89 ............      20.35         0.00             1.22              1.22            0.00            0.00
   Year ended 12/31/88 ............      20.22         (.03)(c)          .16               .13            0.00            0.00

   Class B
   Year ended 11/30/97 ............     $49.76        $(.88)(b)        $4.12             $3.24           $0.00           $(.42)
   Year ended 11/30/96 ............      45.76         (.70)(b)         7.08              6.38            0.00           (2.38)
   Year ended 11/30/95 ............      31.61         (.60)(b)        17.92             17.32            0.00           (3.17)
   1/1/94 to 11/30/94** ...........      25.98         (.23)            5.86              5.63            0.00            0.00
   5/3/93++ to 12/31/93 ...........      27.44         (.12)            6.84              6.72            0.00           (8.18)

   Class C
   Year ended 11/30/97 ............     $49.76        $(.88)(b)        $4.11             $3.23           $0.00           $(.42)
   Year ended 11/30/96 ............      45.77         (.70)(b)         7.07              6.37            0.00           (2.38)
   Year ended 11/30/95 ............      31.61         (.58)(b)        17.91             17.33            0.00           (3.17)
   1/1/94 to 11/30/94** ...........      25.98         (.24)            5.87              5.63            0.00            0.00
   5/3/93++ to 12/31/93 ...........      27.44         (.13)            6.85              6.72            0.00           (8.18)

Quasar Fund
   Class A
   Year ended 9/30/97 .............     $27.92        $(.24)(b)        $6.80             $6.56           $0.00          $(4.11)
   Year ended 9/30/96 .............      24.16         (.25)            8.82              8.57            0.00           (4.81)
   Year ended 9/30/95 .............      22.65         (.22)(b)         5.59              5.37            0.00           (3.86)
   Year ended 9/30/94 .............      24.43         (.60)            (.36)             (.96)           0.00            (.82)
   Year ended 9/30/93 .............      19.34         (.41)            6.38              5.97            0.00            (.88)
   Year ended 9/30/92 .............      21.27         (.24)           (1.53)            (1.77)           0.00            (.16)
   Year ended 9/30/91 .............      15.67         (.05)            5.71              5.66            (.06)           0.00
   Year ended 9/30/90 .............      24.84          .03(b)         (7.18)            (7.15)           0.00           (2.02)
   Year ended 9/30/89 .............      17.60          .02(b)          7.40              7.42            0.00            (.18)
   Year ended 9/30/88 .............      24.47         (.08)(c)        (2.08)            (2.16)           0.00           (4.71)

   Class B
   Year ended 9/30/97 .............     $26.13        $(.42)(b)       $(6.23)            $5.81           $0.00          $(4.11)
   Year ended 9/30/96 .............      23.03         (.20)            8.11              7.91            0.00           (4.81)
   Year ended 9/30/95 .............      21.92         (.37)(b)         5.34              4.97            0.00           (3.86)
   Year ended 9/30/94 .............      23.88         (.53)            (.61)            (1.14)           0.00            (.82)
   Year ended 9/30/93 .............      19.07         (.18)            5.87              5.69            0.00            (.88)
   Year ended 9/30/92 .............      21.14         (.39)           (1.52)            (1.91)           0.00            (.16)
   Year ended 9/30/91 .............      15.66         (.13)            5.67              5.54            (.06)           0.00
   9/17/90++ to 9/30/90 ...........      17.17         (.01)           (1.50)            (1.51)           0.00            0.00

   Class C
   Year ended 9/30/97 .............     $26.14        $(.42)(b)        $6.24             $5.82           $0.00          $(4.11)
   Year ended 9/30/96 .............      23.05         (.20)            8.10              7.90            0.00           (4.81)
   Year ended 9/30/95 .............      21.92         (.37)(b)         5.36              4.99            0.00           (3.86)
   Year ended 9/30/94 .............      23.88         (.36)            (.78)            (1.14)           0.00            (.82)
   5/3/93++ to 9/30/93 ............      20.33         (.10)            3.65              3.55            0.00            0.00

International Fund
   Class A
   Year ended 6/30/97 .............     $18.32         $.06(b)         $1.51             $1.57           $(.12)         $(1.08)
   Year ended 6/30/96 .............      16.81          .05(b)          2.51              2.56            0.00           (1.05)
   Year ended 6/30/95 .............      18.38          .04              .01               .05            0.00           (1.62)
   Year ended 6/30/94 .............      16.01         (.09)            3.02              2.93            0.00            (.56)
   Year ended 6/30/93 .............      14.98         (.01)            1.17              1.16            (.04)           (.09)
   Year ended 6/30/92 .............      14.00          .01(b)          1.04              1.05            (.07)           0.00
   Year ended 6/30/91 .............      17.99          .05            (3.54)            (3.49)           (.03)           (.47)
   Year ended 6/30/90 .............      17.24          .03             2.87              2.90            (.04)          (2.11)
   Year ended 6/30/89 .............      16.09          .05             3.73              3.78            (.13)          (2.50)
   Year ended 6/30/88 .............      23.70          .17            (1.22)            (1.05)           (.21)          (6.35)

   Class B
   Year ended 6/30/97 .............     $17.45        $(.09)(b)        $1.43             $1.34           $0.00          $(1.08)
   Year ended 6/30/96 .............      16.19         (.07)(b)         2.38              2.31            0.00           (1.05)
   Year ended 6/30/95 .............      17.90         (.01)            (.08)             (.09)           0.00           (1.62)
   Year ended 6/30/94 .............      15.74         (.19)(b)         2.91              2.72            0.00            (.56)
   Year ended 6/30/93 .............      14.81         (.12)            1.14              1.02            0.00            (.09)
   Year ended 6/30/92 .............      13.93         (.11)(b)         1.02               .91            (.03)           0.00
   9/17/90++ to 6/30/91 ...........      15.52          .03            (1.12)            (1.09)           (.03)           (.47)

   Class C
   Year ended 6/30/97 .............     $17.46        $(.09)(b)        $1.44             $1.35           $0.00          $(1.08)
   Year ended 6/30/96 .............      16.20         (.07)(b)         2.38              2.31            0.00           (1.05)
   Year ended 6/30/95 .............      17.91         (.14)             .05              (.09)           0.00           (1.62)
   Year ended 6/30/94 .............      15.74         (.11)            2.84              2.73            0.00            (.56)
   5/3/93++ to 6/30/93 ............      15.93         0.00             (.19)             (.19)           0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                      Total               Net Assets
                                               Total            Net Asset          Investment             At End Of
                                            Dividends             Value           Return Based              Period
                                                And               End Of          on Net Asset               (000's
  Fiscal Year or Period                    Distributions          Period            Value (a)               omitted)
   -------------------                     --------------       ----------        ------------           ------------
Technology Fund
   Class A
   Year ended 11/30/97 ............            $(.42)             $54.44                7.32%              $  624,716
   Year ended 11/30/96 ............            (2.38)              51.15               16.05                  594,861
   Year ended 11/30/95 ............            (3.17)              46.64               61.93                  398,262
   1/1/94 to 11/30/94** ...........             0.00               31.98               22.43                  202,929
   Year ended 12/31/93 ............            (8.18)              26.12               21.63                  173,732
   Year ended 12/31/92 ............            (2.27)              28.20               15.50                  173,566
   Year ended 12/31/91 ............            (3.61)              26.38               54.24                  191,693
   Year ended 12/31/90 ............            (1.54)              19.44               (3.08)                 131,843
   Year ended 12/31/89 ............             0.00               21.57                6.00                  141,730
   Year ended 12/31/88 ............             0.00               20.35                0.64                  169,856
   Class B
   Year ended 11/30/97 ............            $(.42)             $52.58                6.57%              $1,053,436
   Year ended 11/30/96 ............            (2.38)              49.76               15.20                  660,921
   Year ended 11/30/95 ............            (3.17)              45.76               60.95                  277,111
   1/1/94 to 11/30/94** ...........             0.00               31.61               21.67                   18,397
   5/3/93++ to 12/31/93 ...........            (8.18)              25.98               24.49                    1,645
   Class C
   Year ended 11/30/97 ............            $(.42)             $52.57               6.55%               $  184,194
   Year ended 11/30/96 ............            (2.38)              49.76               15.17                  108,488
   Year ended 11/30/95 ............            (3.17)              45.77               60.98                   43,161
   1/1/94 to 11/30/94** ...........             0.00               31.61               21.67                    7,470
   5/3/93++ to 12/31/93 ...........            (8.18)              25.98               24.49                    1,096
Quasar Fund
   Class A
   Year ended 9/30/97 .............           $(4.11)             $30.37               27.81%              $  402,081
   Year ended 9/30/96 .............            (4.81)              27.92               42.42                  229,798
   Year ended 9/30/95 .............            (3.86)              24.16               30.73                  146,663
   Year ended 9/30/94 .............             (.82)              22.65               (4.05)                 155,470
   Year ended 9/30/93 .............             (.88)              24.43               31.58                  228,874
   Year ended 9/30/92 .............             (.16)              19.34               (8.34)                 252,140
   Year ended 9/30/91 .............             (.06)              21.27               36.28                  333,806
   Year ended 9/30/90 .............            (2.02)              15.67               (30.81)                251,102
   Year ended 9/30/89 .............             (.18)              24.84               42.68                  263,099
   Year ended 9/30/88 .............            (4.71)              17.60               (8.61)                  90,713
   Class B
   Year ended 9/30/97 .............           $(4.11)             $27.83               26.70%              $  503,037
   Year ended 9/30/96 .............            (4.81)              26.13               41.48                  112,490
   Year ended 9/30/95 .............            (3.86)              23.03               29.78                   16,604
   Year ended 9/30/94 .............             (.82)              21.92               (4.92)                  13,901
   Year ended 9/30/93 .............             (.88)              23.88               30.53                   16,779
   Year ended 9/30/92 .............             (.16)              19.07               (9.05)                   9,454
   Year ended 9/30/91 .............             (.06)              21.14               35.54                    7,346
   9/17/90++ to 9/30/90 ...........             0.00               15.66               (8.79)                      71
   Class C
   Year ended 9/30/97 .............           $(4.11)             $27.85               26.74%              $  145,494
   Year ended 9/30/96 .............            (4.81)              26.14               41.46                   28,541
   Year ended 9/30/95 .............            (3.86)              23.05               29.87                    1,611
   Year ended 9/30/94 .............             (.82)              21.92               (4.92)                   1,220
   5/3/93++ to 9/30/93 ............             0.00               23.88               17.46                      118
International Fund
   Class A
   Year ended 6/30/97 .............           $(1.20)             $18.69                9.30%              $  190,173
   Year ended 6/30/96 .............            (1.05)              18.32               15.83                  196,261
   Year ended 6/30/95 .............            (1.62)              16.81                 .59                  165,584
   Year ended 6/30/94 .............             (.56)              18.38               18.68                  201,916
   Year ended 6/30/93 .............             (.13)              16.01                7.86                  161,048
   Year ended 6/30/92 .............             (.07)              14.98                7.52                  179,807
   Year ended 6/30/91 .............             (.50)              14.00              (19.34)                 214,442
   Year ended 6/30/90 .............            (2.15)              17.99               16.98                  265,999
   Year ended 6/30/89 .............            (2.63)              17.24               27.65                  166,003
   Year ended 6/30/88 .............            (6.56)              16.09               (4.20)                 132,319
   Class B
   Year ended 6/30/97 .............           $(1.08)             $17.71                8.37%              $   77,725
   Year ended 6/30/96 .............            (1.05)              17.45               14.87                   72,470
   Year ended 6/30/95 .............            (1.62)              16.19                (.22)                  48,998
   Year ended 6/30/94 .............             (.56)              17.90               17.65                   29,943
   Year ended 6/30/93 .............             (.09)              15.74                6.98                    6,363
   Year ended 6/30/92 .............             (.03)              14.81                6.54                    5,585
   9/17/90++ to 6/30/91 ...........             (.50)              13.93               (6.97)                   3,515
   Class C
   Year ended 6/30/97 .............           $(1.08)             $17.73                8.42%              $   23,268
   Year ended 6/30/96 .............            (1.05)              17.46               14.85                   26,965
   Year ended 6/30/95 .............            (1.62)              16.20                (.22)                  19,395
   Year ended 6/30/94 .............             (.56)              17.91               17.72                   13,503
   5/3/93++ to 6/30/93 ............             0.00               15.74               (1.19)                     229

                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                          Average
                                         To Average          To Average          Portfolio       Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate      Rate (k)
   -------------------                   -----------       -------------       -------------    ----------
Technology Fund
   Class A
   Year ended 11/30/97 ............        1.67%(l)            (.97)%                51%        $0.0564
   Year ended 11/30/96 ............        1.74                (.87)                 30          0.0612
   Year ended 11/30/95 ............        1.75                (.77)                 55             --
   1/1/94 to 11/30/94** ...........        1.66*              (1.22)*                55             --
   Year ended 12/31/93 ............        1.73               (1.32)                 64             --
   Year ended 12/31/92 ............        1.61                (.90)                 73             --
   Year ended 12/31/91 ............        1.71                (.20)                134             --
   Year ended 12/31/90 ............        1.77                (.18)                147             --
   Year ended 12/31/89 ............        1.66                 .02                 139             --
   Year ended 12/31/88 ............        1.42                (.16)                139             --
   Class B
   Year ended 11/30/97 ............        2.38%(l)           (1.70)%                51%        $0.0564
   Year ended 11/30/96 ............        2.44               (1.61)                 30          0.0612
   Year ended 11/30/95 ............        2.48               (1.47)                 55             --
   1/1/94 to 11/30/94** ...........        2.43*              (1.95)*                55             --
   5/3/93++ to 12/31/93 ...........        2.57*              (2.30)*                64             --
   Class C
   Year ended 11/30/97 ............        2.38%(l)           (1.70)%                51%        $0.0564
   Year ended 11/30/96 ............        2.44               (1.60)                 30          0.0612
   Year ended 11/30/95 ............        2.48               (1.47)                 55             --
   1/1/94 to 11/30/94** ...........        2.41*              (1.94)*                55             --
   5/3/93++ to 12/31/93 ...........        2.52*              (2.25)*                64             --
Quasar Fund
   Class A
   Year ended 9/30/97 .............        1.67%               (.91)%               135%        $0.0536
   Year ended 9/30/96 .............        1.79               (1.11)                168          0.0596
   Year ended 9/30/95 .............        1.83               (1.06)                160             --
   Year ended 9/30/94 .............        1.67               (1.15)                110             --
   Year ended 9/30/93 .............        1.65               (1.00)                102             --
   Year ended 9/30/92 .............        1.62                (.89)                128             --
   Year ended 9/30/91 .............        1.64                (.22)                118             --
   Year ended 9/30/90 .............        1.66                 .16                  90             --
   Year ended 9/30/89 .............        1.73                 .10                  90             --
   Year ended 9/30/88 .............        1.28                (.40)                 58             --
   Class B
   Year ended 9/30/97 .............        2.51%              (1.73)%               135%        $0.0536
   Year ended 9/30/96 .............        2.62               (1.96)                168          0.0596
   Year ended 9/30/95 .............        2.65               (1.88)                160             --
   Year ended 9/30/94 .............        2.50               (1.98)                110             --
   Year ended 9/30/93 .............        2.46               (1.81)                102             --
   Year ended 9/30/92 .............        2.42               (1.67)                128             --
   Year ended 9/30/91 .............        2.41               (1.28)                118             --
   9/17/90++ to 9/30/90 ...........        2.09*               (.26)*                90             --
   Class C
   Year ended 9/30/97 .............        2.50%               (1.72)%              135%        $0.0536
   Year ended 9/30/96 .............        2.61                (1.94)               168          0.0596
   Year ended 9/30/95 .............        2.64*               (1.76)*              160             --
   Year ended 9/30/94 .............        2.48                (1.96)               110             --
   5/3/93++ to 9/30/93 ............        2.49*               (1.90)*              102             --
International Fund
   Class A
   Year ended 6/30/97 .............        1.74%(l)             .31%                 94%        $0.0363
   Year ended 6/30/96 .............        1.72                 .31                  78             --
   Year ended 6/30/95 .............        1.73                 .26                 119             --
   Year ended 6/30/94 .............        1.90                (.50)                 97             --
   Year ended 6/30/93 .............        1.88                (.14)                 94             --
   Year ended 6/30/92 .............        1.82                 .07                  72             --
   Year ended 6/30/91 .............        1.73                 .37                  71             --
   Year ended 6/30/90 .............        1.45                 .33                  37             --
   Year ended 6/30/89 .............        1.41                 .39                  87             --
   Year ended 6/30/88 .............        1.41                 .84                  55             --
   Class B
   Year ended 6/30/97 .............        2.59%(l)            (.51)%                94%        $0.0363
   Year ended 6/30/96 .............        2.55                (.46)                 78             --
   Year ended 6/30/95 .............        2.57                (.62)                119             --
   Year ended 6/30/94 .............        2.78                (1.15)                97             --
   Year ended 6/30/93 .............        2.70                (.96)                 94             --
   Year ended 6/30/92 .............        2.68                (.70)                 72             --
   9/17/90++ to 6/30/91 ...........        3.39*                .84*                 71             --
   Class C
   Year ended 6/30/97 .............        2.58%(l)            (.51)%                94%        $0.0363
   Year ended 6/30/96 .............        2.53                (.47)                 78             --
   Year ended 6/30/95 .............        2.54                (.88)                119             --
   Year ended 6/30/94 .............        2.78                (1.12)                97             --
   5/3/93++ to 6/30/93 ............        2.57*                .08*                 94             --

--------------------------------------------------------------------------------

                                           Net                                      Net               Net
                                          Asset                                 Realized and        Increase
                                          Value                                  Unrealized       (Decrease) In       Dividends From
                                       Beginning Of        Net Investment      Gain (Loss) On    Net Asset Value      Net Investment
  Fiscal Year or Period                   Period            Income (Loss)        Investments     From Operations           Income
   -------------------                 ------------        --------------      --------------    ---------------      --------------

Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........             $12.13              $ .15(b)             $2.55               $2.70              $ (.15)
   Year ended 6/30/96........              10.18                .10(b)              1.85                1.95                0.00
   Year ended 6/30/95........               9.75                .06                  .37                 .43                0.00
   6/2/94+ to 6/30/94........              10.00                .01                 (.26)               (.25)               0.00
   Class B
   Year ended 6/30/97........             $11.96              $ .08(b)             $2.50               $2.58              $ (.08)
   Year ended 6/30/96........              10.10               (.02)                1.88                1.86                0.00
   Year ended 6/30/95........               9.74                .02                  .34                 .36                0.00
   6/2/94+ to 6/30/94........              10.00                .00                 (.26)               (.26)               0.00
   Class C
   Year ended 6/30/97........             $11.96              $ .12(b)             $2.46               $2.58              $ (.08)
   Year ended 6/30/96........              10.10                .03                 1.83                1.86                0.00
   2/8/95++ to 6/30/95.......               9.53                .05                  .52                 .57                0.00
New Europe Fund
   Class A
   Year ended 7/31/97........             $15.84              $ .07(b)             $4.20               $4.27              $ (.15)
   Year ended 7/31/96........              15.11                .18                 1.02                1.20                0.00
   Year ended 7/31/95........              12.66                .04                 2.50                2.54                (.09)
   Period ended 7/31/94**....              12.53                .09                  .04                 .13                0.00
   Year ended 2/28/94........               9.37                .02(b)              3.14                3.16                0.00
   Year ended 2/28/93........               9.81                .04                 (.33)               (.29)               (.15)
   Year ended 2/29/92........               9.76                .02(b)               .05                 .07                (.02)
   4/2/90+ to 2/28/91........              11.11(e)             .26                 (.91)               (.65)               (.26)
   Class B
   Year ended 7/31/97........             $15.31              $(.04)(b)            $4.02               $3.98               $0.00
   Year ended 7/31/96........              14.71                .08                  .99                1.07                0.00
   Year ended 7/31/95........              12.41               (.05)                2.44                2.39                (.09)
   Period ended 7/31/94**....              12.32                .07                  .02                 .09                0.00
   Year ended 2/28/94........               9.28               (.05)(b)             3.09                3.04                0.00
   Year ended 2/28/93........               9.74               (.02)                (.33)               (.35)               (.11)
   3/5/91++ to 2/29/92.......               9.84               (.04)(b)             (.04)               (.08)               (.02)
   Class C
   Year ended 7/31/97........             $15.33              $(.04)(b)            $4.02               $3.98               $0.00
   Year ended 7/31/96........              14.72                .08                 1.00                1.08                0.00
   Year ended 7/31/95........              12.42               (.07)                2.46                2.39                (.09)
   Period ended 7/31/94**....              12.33                .06                  .03                 .09                0.00
   5/3/93++ to 2/28/94.......              10.21               (.04)(b)             2.16                2.12                0.00
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......             $11.04              $(.21)(b)(c)        $(2.95)             $(3.16)              $0.00
   Year ended 10/31/96.......              10.45               (.21)(b)(c)           .88                 .67                0.00
   11/28/94+ to 10/31/95.....              10.00               (.19)(c)              .64                 .45                0.00
   Class B
   Year ended 10/31/97.......             $10.90              $(.28)(b)(c)        $(2.89)             $(3.17)              $0.00
   Year ended 10/31/96.......              10.41               (.28)(b)(c)           .85                 .57                0.00
   11/28/94+ to 10/31/95.....              10.00               (.25)(c)              .66                 .41                0.00
   Class C
   Year ended 10/31/97.......             $10.91              $(.27)(b)(c)        $(2.90)             $(3.17)              $0.00
   Year ended 10/31/96.......              10.41               (.28)(b)(c)           .86                 .58                0.00
   11/28/94+ to 10/31/95.....              10.00               (.35)(c)              .76                 .41                0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/97........             $11.61              $(.15)(b)            $2.97               $2.82               $0.00
   Year ended 7/31/96........              10.38               (.14)(b)             1.90                1.76                0.00
   Year ended 7/31/95........              11.08               (.09)                1.50                1.41                0.00
   Period ended 7/31/94**....              11.24               (.15)(b)             (.01)               (.16)               0.00
   Year ended 9/30/93........               9.33               (.15)                2.49                2.34                0.00
   Year ended 9/30/92........              10.55               (.16)               (1.03)              (1.19)               0.00
   Year ended 9/30/91........               8.26               (.06)                2.35                2.29                0.00
   Year ended 9/30/90........              15.54               (.05)(b)            (4.12)              (4.17)               0.00
   Year ended 9/30/89........              11.41               (.03)                4.25                4.22                0.00
   Year ended 9/30/88........              15.07               (.05)               (1.83)              (1.88)               0.00
   Class B
   Year ended 7/31/97........             $11.03              $(.21)(b)            $2.77               $2.56               $0.00
   Year ended 7/31/96........               9.95               (.20)(b)             1.81                1.61                0.00
   Year ended 7/31/95........              10.78               (.12)                1.40                1.28                0.00
   Period ended 7/31/94**....              11.00               (.17)(b)             (.05)               (.22)               0.00
   Year ended 9/30/93........               9.20               (.15)                2.38                2.23                0.00
   Year ended 9/30/92........              10.49               (.20)               (1.06)              (1.26)               0.00
   Year ended 9/30/91........               8.26               (.07)                2.30                2.23                0.00
   9/17/90++ to 9/30/90......               9.12               (.01)                (.85)               (.86)               0.00
   Class C
   Year ended 7/31/97........             $11.05              $(.22)(b)            $2.78               $2.56               $0.00
   Year ended 7/31/96........               9.96               (.20)(b)             1.82                1.62                0.00
   Year ended 7/31/95........              10.79               (.17)                1.45                1.28                0.00
   Period ended 7/31/94**....              11.00               (.17)(b)             (.04)               (.21)               0.00
   5/3/93++ to 9/30/93.......               9.86               (.05)                1.19                1.14                0.00



                                    Distributions
                                     In Excess Of        Distributions
                                    Net Investment          From Net
  Fiscal Year or Period                 Income           Realized Gains
   -------------------              --------------       --------------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........            $0.00              $(1.42)
   Year ended 6/30/96........             0.00                0.00
   Year ended 6/30/95........             0.00                0.00
   6/2/94+ to 6/30/94........             0.00                0.00
   Class B
   Year ended 6/30/97........            $0.00              $(1.42)
   Year ended 6/30/96........             0.00                0.00
   Year ended 6/30/95........             0.00                0.00
   6/2/94+ to 6/30/94........             0.00                0.00
   Class C
   Year ended 6/30/97........            $0.00              $(1.42
   Year ended 6/30/96........             0.00                0.00
   2/8/95++ to 6/30/95.......             0.00                0.00
New Europe Fund
   Class A
   Year ended 7/31/97........           $ (.03)            $ (1.32)
   Year ended 7/31/96........             0.00                (.47)
   Year ended 7/31/95........             0.00                0.00
   Period ended 7/31/94**....             0.00                0.00
   Year ended 2/28/94........             0.00                0.00
   Year ended 2/28/93........             0.00                0.00
   Year ended 2/29/92........             0.00                0.00
   4/2/90+ to 2/28/91........             0.00                (.44)
   Class B
   Year ended 7/31/97........           $ (.10)             $(1.32)
   Year ended 7/31/96........             0.00                (.47)
   Year ended 7/31/95........             0.00                0.00
   Period ended 7/31/94**....             0.00                0.00
   Year ended 2/28/94........             0.00                0.00
   Year ended 2/28/93........             0.00                0.00
   3/5/91++ to 2/29/92.......             0.00                0.00
   Class C
   Year ended 7/31/97........           $ (.10)             $(1.32)
   Year ended 7/31/96........             0.00                (.47)
   Year ended 7/31/95........             0.00                0.00
   Period ended 7/31/94**....             0.00                0.00
   5/3/93++ to 2/28/94.......             0.00                0.00
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......            $0.00              $ (.34)
   Year ended 10/31/96.......             0.00                (.08)
   11/28/94+ to 10/31/95.....             0.00                0.00
   Class B
   Year ended 10/31/97.......            $0.00              $ (.34)
   Year ended 10/31/96.......             0.00                (.08)
   11/28/94+ to 10/31/95.....             0.00                0.00
   Class C
   Year ended 10/31/97.......            $0.00              $ (.34)
   Year ended 10/31/96.......             0.00                (.08)
   11/28/94+ to 10/31/95.....             0.00                0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/97........            $0.00             $ (1.56)
   Year ended 7/31/96........             0.00                (.53)
   Year ended 7/31/95........             0.00               (2.11)(j)
   Period ended 7/31/94**....             0.00                0.00
   Year ended 9/30/93........             0.00                (.43)
   Year ended 9/30/92........             0.00                (.03)
   Year ended 9/30/91........             0.00                0.00
   Year ended 9/30/90........             0.00               (3.11)
   Year ended 9/30/89........             0.00                (.09)
   Year ended 9/30/88........             0.00               (1.78)
   Class B
   Year ended 7/31/97........            $0.00             $ (1.56)
   Year ended 7/31/96........             0.00                (.53)
   Year ended 7/31/95........             0.00               (2.11)(j)
   Period ended 7/31/94**....             0.00                0.00
   Year ended 9/30/93........             0.00                (.43)
   Year ended 9/30/92........             0.00                (.03)
   Year ended 9/30/91........             0.00                0.00
   9/17/90++ to 9/30/90......             0.00                0.00
   Class C
   Year ended 7/31/97........            $0.00             $ (1.56)
   Year ended 7/31/96........             0.00                (.53)
   Year ended 7/31/95........             0.00               (2.11)(j)
   Period ended 7/31/94**....             0.00                0.00
   5/3/93++ to 9/30/93.......             0.00                0.00

--------------------------------------------------------------------------------
Please refer to footnotes on page 18.

                                                                          Total           Net Assets
                                       Total           Net Asset        Investment        At End Of
                                     Dividends           Value         Return Based         Period
                                        And              End Of        on Net Asset         (000's
  Fiscal Year or Period            Distributions         Period          Value (a)         omitted)
  ---------------------            -------------       ---------       ------------       ----------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........         $(1.57)             $13.26          25.16%           $561,793
   Year ended 6/30/96........           0.00               12.13          19.16             672,732
   Year ended 6/30/95........           0.00               10.18           4.41              13,535
   6/2/94+ to 6/30/94........           0.00                9.75          (2.50)              4,990
   Class B
   Year ended 6/30/97........         $(1.50)             $13.04          24.34%           $121,173
   Year ended 6/30/96........           0.00               11.96          18.42             83,050
   Year ended 6/30/95........           0.00               10.10           3.70             79,359
   6/2/94+ to 6/30/94........           0.00                9.74          (2.60)            22,859
   Class C
   Year ended 6/30/97........         $(1.50)             $13.04          24.33%           $ 12,929
   Year ended 6/30/96........           0.00               11.96          18.42               2,383
   2/8/95++ to 6/30/95.......           0.00               10.10           5.98                 338
New Europe Fund
   Class A
   Year ended 7/31/97........         $(1.50)             $18.61          28.78%           $ 78,578
   Year ended 7/31/96........           (.47)              15.84           8.20              74,026
   Year ended 7/31/95........           (.09)              15.11          20.22              86,112
   Period ended 7/31/94**....           0.00               12.66           1.04              86,739
   Year ended 2/28/94........           0.00               12.53          33.73              90,372
   Year ended 2/28/93........           (.15)               9.37          (2.82)             79,285
   Year ended 2/29/92........           (.02)               9.81            .74             108,510
   4/2/90+ to 2/28/91........           (.70)               9.76          (5.63)            188,016
   Class B
   Year ended 7/31/97........         $(1.42)             $17.87          27.76%           $ 66,032
   Year ended 7/31/96........           (.47)              15.31           7.53              42,662
   Year ended 7/31/95........           (.09)              14.71          19.42              34,527
   Period ended 7/31/94**....           0.00               12.41            .73              31,404
   Year ended 2/28/94........           0.00               12.32          32.76              20,729
   Year ended 2/28/93........           (.11)               9.28          (3.49)              1,732
   3/5/91++ to 2/29/92.......           (.02)               9.74            .03               1,423
   Class C
   Year ended 7/31/97........         $(1.42)             $17.89          27.73%           $ 16,907
   Year ended 7/31/96........           (.47)              15.33           7.59              10,141
   Year ended 7/31/95........           (.09)              14.72          19.40               7,802
   Period ended 7/31/94**....           0.00               12.42            .73              11,875
   5/3/93++ to 2/28/94.......           0.00               12.33          20.77              10,886
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......         $ (.34)             $ 7.54         (29.61)%          $  5,916
   Year ended 10/31/96.......           (.08)              11.04           6.43              12,284
   11/28/94+ to 10/31/95.....           0.00               10.45           4.50               2,870
   Class B
   Year ended 10/31/97.......         $ (.34)             $ 7.39         (30.09)%          $ 11,439
   Year ended 10/31/96.......           (.08)              10.90           5.49              23,784
   11/28/94+ to 10/31/95.....           0.00               10.41           4.10               5,170
   Class C
   Year ended 10/31/97.......         $ (.34)             $ 7.40         (30.06)%          $  1,859
   Year ended 10/31/96.......           (.08)              10.91           5.59               4,228
   11/28/94+ to 10/31/95.....           0.00               10.41           4.10                 597
Global Small Cap Fund
   Class A
   Year ended 7/31/97........         $(1.56)             $12.87          26.47%           $ 85,217
   Year ended 7/31/96........           (.53)              11.61          17.46              68,623
   Year ended 7/31/95........          (2.11)              10.38          16.62              60,057
   Period ended 7/31/94**....           0.00               11.08          (1.42)             61,372
   Year ended 9/30/93........           (.43)              11.24          25.83              65,713
   Year ended 9/30/92........           (.03)               9.33         (11.30)             58,491
   Year ended 9/30/91........           0.00               10.55          27.72              84,370
   Year ended 9/30/90........          (3.11)               8.26         (31.90)             68,316
   Year ended 9/30/89........           (.09)              15.54          37.34             113,583
   Year ended 9/30/88........          (1.78)              11.41          (8.11)             90,071
   Class B
   Year ended 7/31/97........         $(1.56)             $12.03          25.42%           $ 31,946
   Year ended 7/31/96........           (.53)              11.03          16.69              14,247
   Year ended 7/31/95........          (2.11)               9.95          15.77               5,164
   Period ended 7/31/94**....           0.00               10.78          (2.00)              3,889
   Year ended 9/30/93........           (.43)              11.00          24.97               1,150
   Year ended 9/30/92........           (.03)               9.20         (12.03)                819
   Year ended 9/30/91........           0.00               10.49          27.00                 121
   9/17/90++ to 9/30/90......           0.00                8.26          (9.43)                183
   Class C
   Year ended 7/31/97........         $(1.56)             $12.05          25.37%           $  8,718
   Year ended 7/31/96........           (.53)              11.05          16.77               4,119
   Year ended 7/31/95........          (2.11)               9.96          15.75               1,407
   Period ended 7/31/94**....           0.00               10.79          (1.91)              1,330
   5/3/93++ to 9/30/93.......           0.00               11.00          11.56                 261

                                                       Ratio Of Net
                                      Ratio Of          Investment
                                      Expenses         Income (Loss)                        Average
                                     To Average         To Average        Portfolio        Commission
  Fiscal Year or Period              Net Assets         Net Assets      Turnover Rate       Rate (k)
  ---------------------              ----------         ----------      -------------       --------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97........           1.72%               1.27%             48%            $0.0132
   Year ended 6/30/96........           1.87                 .95              28                --
   Year ended 6/30/95........           2.56                 .66              36                --
   6/2/94+ to 6/30/94........           2.75*               1.03*              0                --
   Class B
   Year ended 6/30/97........           2.43%                .66%             48%            $0.0132
   Year ended 6/30/96........           2.83                (.20)             28                --
   Year ended 6/30/95........           3.27                 .01               36               --
   6/2/94+ to 6/30/94........           3.45*                .33*              0                --
   Class C
   Year ended 6/30/97........           2.42%               1.06%             48%            $0.0132
   Year ended 6/30/96........           2.57                 .63              28                --
   2/8/95++ to 6/30/95.......           3.27*               2.65*             36                --
New Europe Fund
   Class A
   Year ended 7/31/97........           2.05%(l)             .40%             89%            $0.0569
   Year ended 7/31/96........           2.14                1.10              69                --
   Year ended 7/31/95........           2.09                 .37              74                --
   Period ended 7/31/94**....           2.06*               1.85*             35                --
   Year ended 2/28/94........           2.30                 .17              94                --
   Year ended 2/28/93........           2.25                 .47             125                --
   Year ended 2/29/92........           2.24                 .16              34                --
   4/2/90+ to 2/28/91........           1.52*               2.71*             48                --
   Class B
   Year ended 7/31/97........           2.75%(l)            (.23)%            89%            $0.0569
   Year ended 7/31/96........           2.86                 .59              69                --
   Year ended 7/31/95........           2.79                (.33)             74                --
   Period ended 7/31/94**....           2.76*               1.15*             35                --
   Year ended 2/28/94........           3.02                (.52)             94                --
   Year ended 2/28/93........           3.00                (.50)            125                --
   3/5/91++ to 2/29/92.......           3.02*               (.71)*            34                --
   Class C
   Year ended 7/31/97........           2.74%(l)            (.23)%            89%            $0.0569
   Year ended 7/31/96........           2.87                 .58              69                --
   Year ended 7/31/95........           2.78                (.33)             74                --
   Period ended 7/31/94**....           2.76*               1.15*             35                --
   5/3/93++ to 2/28/94.......           3.00*               (.52)*            94                --
All-Asia Investment Fund
   Class A
   Year ended 10/31/97.......           3.45%(f)           (1.97)%            70%            $0.0248
   Year ended 10/31/96.......           3.37*(f)           (1.75)             66              0.0280
   11/28/94+ to 10/31/95.....           4.42*(f)           (1.87)*            90                --
   Class B
   Year ended 10/31/97.......           4.15%(f)           (2.67)%            70%            $0.0248
   Year ended 10/31/96.......           4.07(f)            (2.44)             66              0.0280
   11/28/94+ to 10/31/95.....           5.20*(f)           (2.64)*            90                --
   Class C
   Year ended 10/31/97.......           4.15%(f)           (2.66)%            70%            $0.0248
   Year ended 10/31/96.......           4.07(f)            (2.42)             66              0.0280
   11/28/94+ to 10/31/95.....           5.84*(f)           (3.41)             90                --
Global Small Cap Fund
   Class A
   Year ended 7/31/97........           2.41%(l)           (1.25)%           129%            $0.0364
   Year ended 7/31/96........           2.51               (1.22)            139                --
   Year ended 7/31/95........           2.54(f)            (1.17)            128                --
   Period ended 7/31/94**....           2.42*              (1.26)*            78                --
   Year ended 9/30/93........           2.53               (1.13)             97                --
   Year ended 9/30/92........           2.34                (.85)            108                --
   Year ended 9/30/91........           2.29                (.55)            104                --
   Year ended 9/30/90........           1.73                (.46)             89                --
   Year ended 9/30/89........           1.56                (.17)            106                --
   Year ended 9/30/88........           1.54                (.50)             74                --
   Class B
   Year ended 7/31/97........           3.11%(l)           (1.92)%           129%            $0.0364
   Year ended 7/31/96........           3.21               (1.88)            139                --
   Year ended 7/31/95........           3.20(f)            (1.92)            128                --
   Period ended 7/31/94**....           3.15*              (1.93)*            78                --
   Year ended 9/30/93........           3.26               (1.85)             97                --
   Year ended 9/30/92........           3.11               (1.31)            108                --
   Year ended 9/30/91........           2.98               (1.39)            104                --
   9/17/90++ to 9/30/90......           2.61*              (1.30)*            89                --
   Class C
   Year ended 7/31/97........           3.10%(l)           (1.93)%           129%            $0.0364
   Year ended 7/31/96........           3.19               (1.85)            139                --
   Year ended 7/31/95........           3.25 (f)           (2.10)            128                --
   Period ended 7/31/94**....           3.13*              (1.92)*            78                --
   5/3/93++ to 9/30/93.......           3.75*              (2.51)*            97                --

--------------------------------------------------------------------------------

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From  Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income     Realized Gains
   -------------------               ------------  --------------  --------------  ---------------  --------------  --------------
Global Environment Fund (n)
   Class A
   Year ended 10/31/97 ............     $16.48        $(.23)(b)        $3.65             $3.42           $0.00         $(1.13)
   Year ended 10/31/96 ............      12.37         (.13)            4.26              4.13            (.02)          0.00
   Year ended 10/31/95 ............      11.74          .03              .60               .63            0.00           0.00
   Year ended 10/31/94 ............      10.97         0.00              .77               .77            0.00           0.00
   Year ended 10/31/93 ............      10.78          .01              .18               .19            0.00           0.00
   Year ended 10/31/92 ............      13.12          .01            (2.17)            (2.16)           (.10)          (.08)
   Year ended 10/31/91 ............      12.46          .13              .87              1.00            (.25)          (.09)
   6/1/90+ to 10/31/90 ............      13.83          .20            (1.57)            (1.37)           0.00           0.00
   Class B
   10/3/97++ to 10/31/97 ..........      19.92        $(.20)(b)        $(.96)           $(1.16)          $0.00          $0.00
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 .............     $18.48         $.47(b)(c)      $3.56             $4.03           $(.39)        $(2.33)
   Year ended 7/31/96 .............      17.98          .35 (b)(c)      1.08              1.43            (.32)          (.61)
   Year ended 7/31/95 .............      16.26          .34(c)          1.64              1.98            (.22)          (.04)
   Period ended 7/31/94** .........      16.46          .07(c)          (.27)             (.20)           0.00           0.00
   Year ended 4/30/94 .............      16.97          .16(c)           .74               .90            (.24)         (1.17)
   Year ended 4/30/93 .............      17.06          .39(c)           .59               .98            (.42)          (.65)
   Year ended 4/30/92 .............      14.48          .27(c)          2.80              3.07            (.17)          (.32)
   9/4/90++ to 4/30/91 ............      12.51          .34(c)          1.66              2.00            (.03)          0.00
   Class B
   Year ended 7/31/97 .............     $15.89         $.28(b)(c)      $3.02             $3.30           $(.27)        $(2.33)
   Year ended 7/31/96 .............      15.56          .16(b)(c)        .98              1.14            (.20)          (.61)
   Year ended 7/31/95 .............      14.10          .22(c)          1.40              1.62            (.12)          (.04)
   Period ended 7/31/94** .........      14.30          .03(c)          (.23)             (.20)           0.00           0.00
   Year ended 4/30/94 .............      14.92          .06(c)           .63               .69            (.14)         (1.17)
   Year ended 4/30/93 .............      15.51          .23(c)           .53               .76            (.25)         (1.10)
   Year ended 4/30/92 .............      13.96          .22(c)          2.70              2.92            (.29)         (1.08)
   Year ended 4/30/91 .............      12.40          .43(c)          1.60              2.03            (.47)          0.00
   Year ended 4/30/90 .............      11.97          .50(b)(c)        .60              1.10            (.25)          (.42)
   Year ended 4/30/89 .............      11.45          .48(c)          1.11              1.59            (.30)          (.77)
   10/23/87+ to 4/30/88 ...........      10.00          .13(c)          1.38              1.51            (.06)          0.00
   Class C
   Year ended 7/31/97 .............     $15.89         $.28(b)(c)      $3.02             $3.30           $(.27)        $(2.33)
   Year ended 7/31/96 .............      15.57          .14(b)(c)        .99              1.13            (.20)          (.61)
   Year ended 7/31/95 .............      14.11          .16(c)          1.46              1.62            (.12)          (.04)
   Period ended 7/31/94** .........      14.31          .03(c)          (.23)             (.20)           0.00           0.00
   8/2/93++ to 4/30/94 ............      15.64          .15(c)          (.17)             (.02)           (.14)         (1.17)
Balanced Shares
   Class A
   Year ended 7/31/97 .............     $14.01         $.31(b)         $3.97             $4.28           $(.32)        $(1.80)
   Year ended 7/31/96 .............      15.08          .37              .45               .82            (.41)         (1.48)
   Year ended 7/31/95 .............      13.38          .46             1.62              2.08            (.36)          (.02)
   Period ended 7/31/94** .........      14.40          .29             (.74)             (.45)           (.28)          (.29)
   Year ended 9/30/93 .............      13.20          .34             1.29              1.63            (.43)          0.00
   Year ended 9/30/92 .............      12.64          .44              .57              1.01            (.45)          0.00
   Year ended 9/30/91 .............      10.41          .46             2.17              2.63            (.40)          0.00
   Year ended 9/30/90 .............      14.13          .45            (2.14)            (1.69)           (.40)         (1.63)
   Year ended 9/30/89 .............      12.53          .42             2.18              2.60            (.46)          (.54)
   Year ended 9/30/88 .............      16.33          .46            (1.07)             (.61)           (.44)         (2.75)
   Class B
   Year ended 7/31/97 .............     $13.79         $.19(b)         $3.89             $4.08           $(.24)        $(1.80)
   Year ended 7/31/96 .............      14.88          .28              .42               .70            (.31)         (1.48)
   Year ended 7/31/95 .............      13.23          .30             1.65              1.95            (.28)          (.02)
   Period ended 7/31/94** .........      14.27          .22             (.75)             (.53)           (.22)          (.29)
   Year ended 9/30/93 .............      13.13          .29             1.22              1.51            (.37)          0.00
   Year ended 9/30/92 .............      12.61          .37              .54               .91            (.39)          0.00
   2/4/91++ to 9/30/91 ............      11.84          .25              .80              1.05            (.28)          0.00
   Class C
   Year ended 7/31/97 .............     $13.81         $.20(b)         $3.89             $4.09           $(.24)        $(1.80)
   Year ended 7/31/96 .............      14.89          .26              .45               .71            (.31)         (1.48)
   Year ended 7/31/95 .............      13.24          .30             1.65              1.95            (.28)          (.02)
   Period ended 7/31/94** .........      14.28          .24             (.77)             (.53)           (.22)          (.29)
   5/3/93++ to 9/30/93 ............      13.63          .11              .71               .82            (.17)          0.00
Income Builder Fund (h)
   Class A
   Year ended 10/31/97 ............     $11.57         $.50(b)         $1.62             $2.12           $(.51)         $(.61)
   Year ended 10/31/96 ............      10.70          .56(b)           .98              1.54            (.55)          (.12)
   Year ended 10/31/95 ............       9.69          .93(b)           .59              1.52            (.51)          0.00
   3/25/94++ to 10/31/94 ..........      10.00          .96            (1.02)             (.06)           (.05)(g)       (.20)
   Class B
   Year ended 10/31/97 ............     $11.55         $.42(b)         $1.61             $2.03           $(.44)         $(.61)
   Year ended 10/31/96 ............      10.70          .47(b)           .98              1.45            (.48)          (.12)
   Year ended 10/31/95 ............       9.68          .63(b)           .83              1.46            (.44)          0.00
   3/25/94++ to 10/31/94 ..........      10.00          .88             (.98)             (.10)           (.06)(g)       (.16)

--------------------------------------------------------------------------------

                                                                                  Total                Net Assets
                                            Total            Net Asset          Investment              At End Of
                                         Dividends             Value           Return Based              Period
                                             And               End Of          on Net Asset               (000's
  Fiscal Year or Period                 Distributions          Period            Value (a)               omitted)
   -------------------                  --------------       ----------        ------------           ------------
Global Environment Fund (h)
   Class A
   Year ended 10/31/97 ............       $(1.13)             $18.77               23.51%              $   52,378
   Year ended 10/31/96 ............         (.02)              16.48               33.48                  100,271
   Year ended 10/31/95 ............         0.00               12.37                5.37                   85,416
   Year ended 10/31/94 ............         0.00               11.74                7.02                   81,102
   Year ended 10/31/93 ............         0.00               10.97                1.76                   75,805
   Year ended 10/31/92 ............         (.18)              10.78              (16.59)                  74,442
   Year ended 10/31/91 ............         (.34)              13.12                8.66                   90,612
   6/1/90+ to 10/31/90 ............         0.00               12.46              (10.68)                  86,041
   Class B
   10/3/97++ to 10/31/97 ..........        $0.00               $18.76              (5.82)%             $      235
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 .............       $(2.72)             $19.79               23.90%              $   20,312
   Year ended 7/31/96 .............         (.93)              18.48                8.05                   18,329
   Year ended 7/31/95 .............         (.26)              17.98               12.40                   10,952
   Period ended 7/31/94** .........         0.00               16.26               (1.22)                   9,640
   Year ended 4/30/94 .............        (1.41)              16.46                5.06                    9,822
   Year ended 4/30/93 .............        (1.07)              16.97                5.85                    8,637
   Year ended 4/30/92 .............         (.49)              17.06               20.96                    6,843
   9/4/90++ to 4/30/91 ............         (.03)              14.48               16.00                      443
   Class B
   Year ended 7/31/97 .............       $(2.60)             $16.59               23.01%              $   28,037
   Year ended 7/31/96 .............         (.81)              15.89                7.41                   28,492
   Year ended 7/31/95 .............         (.16)              15.56               11.63                   37,301
   Period ended 7/31/94** .........         0.00               14.10               (1.40)                  43,578
   Year ended 4/30/94 .............        (1.31)              14.30                4.29                   43,616
   Year ended 4/30/93 .............        (1.35)              14.92                4.96                   36,155
   Year ended 4/30/92 .............        (1.37)              15.51               20.14                   31,842
   Year ended 4/30/91 .............         (.47)              13.96               16.73                   22,552
   Year ended 4/30/90 .............         (.67)              12.40                8.85                   19,523
   Year ended 4/30/89 .............        (1.07)              11.97               14.66                    5,128
   10/23/87+ to 4/30/88 ...........         (.06)              11.45               15.10                    2,344
   Class C
   Year ended 7/31/97 .............       $(2.60)             $16.59               23.01%              $    3,045
   Year ended 7/31/96 .............         (.81)              15.89                7.34                    3,157
   Year ended 7/31/95 .............         (.16)              15.57               11.62                    4,113
   Period ended 7/31/94** .........         0.00               14.11               (1.40)                   4,317
   8/2/93++ to 4/30/94 ............        (1.31)              14.31                 .45                    4,289
Balanced Shares
   Class A
   Year ended 7/31/97 .............       $(2.12)             $16.17               33.46%              $  115,500
   Year ended 7/31/96 .............        (1.89)              14.01                5.23                  102,567
   Year ended 7/31/95 .............         (.38)              15.08               15.99                  122,033
   Period ended 7/31/94** .........         (.57)              13.38               (3.21)                 157,637
   Year ended 9/30/93 .............         (.43)              14.40               12.52                  172,484
   Year ended 9/30/92 .............         (.45)              13.20                8.14                  143,883
   Year ended 9/30/91 .............         (.40)              12.64               25.52                  154,230
   Year ended 9/30/90 .............        (2.03)              10.41              (13.12)                 140,913
   Year ended 9/30/89 .............        (1.00)              14.13               22.27                  159,290
   Year ended 9/30/88 .............        (3.19)              12.53               (1.10)                 111,515
   Class B
   Year ended 7/31/97 .............       $(2.04)             $15.83               32.34%              $   24,192
   Year ended 7/31/96 .............        (1.79)              13.79                4.45                   18,393
   Year ended 7/31/95 .............         (.30)              14.88               15.07                   15,080
   Period ended 7/31/94** .........         (.51)              13.23               (3.80)                  14,347
   Year ended 9/30/93 .............         (.37)              14.27               11.65                   12,789
   Year ended 9/30/92 .............         (.39)              13.13                7.32                    6,499
   2/4/91++ to 9/30/91 ............         (.28)              12.61                8.96                    1,830
   Class C
   Year ended 7/31/97 .............       $(2.04)             $15.86               32.37%              $    5,510
   Year ended 7/31/96 .............        (1.79)              13.81                4.52                    6,096
   Year ended 7/31/95 .............         (.30)              14.89               15.06                    5,108
   Period ended 7/31/94** .........         (.51)              13.24               (3.80)                   6,254
   5/3/93++ to 9/30/93 ............         (.17)              14.28                6.01                    1,487
Income Builder Fund (h)
   Class A
   Year ended 10/31/97 ............       $(1.12)             $12.57               19.36%              $    2,367
   Year ended 10/31/96 ............         (.67)              11.57               14.82                    2,056
   Year ended 10/31/95 ............         (.51)              10.70               16.22                    1,398
   3/25/94++ to 10/31/94 ..........         (.25)               9.69                (.54)                     600
   Class B
   Year ended 10/31/97 ............       $(1.05)             $12.53               18.53%              $    8,713
   Year ended 10/31/96 ............         (.60)              11.55               13.92                    5,775
   Year ended 10/31/95 ............         (.44)              10.70               15.55                    3,769
   3/25/94++ to 10/31/94 ..........         (.22)               9.68                (.99)                   1,998


                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                                Average
                                         To Average          To Average          Portfolio            Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate            Rate (k)
   -------------------                   -----------       -------------       -------------           ----------
Global Environment Fund (h)
   Class A
   Year ended 10/31/97 ............         2.39%              (1.35)%              145%                 $0.0506
   Year ended 10/31/96 ............         1.60                (.85)               268                   0.0313
   Year ended 10/31/95 ............         1.57                 .21                109                     --
   Year ended 10/31/94 ............         1.67                (.04)                42                     --
   Year ended 10/31/93 ............         1.62                 .15                 25                     --
   Year ended 10/31/92 ............         1.63                 .10                 41                     --
   Year ended 10/31/91 ............         1.49                 .95                 32                     --
   6/1/90+ to 10/31/90 ............         1.72*               3.95*                 4                     --
   Class B
   10/3/97++ to 10/31/97 ..........        20.84%              (1.03)%              145%                 $0.0506
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 .............         1.41%(f)(l)         2.50%(c)            170%                 $0.0395
   Year ended 7/31/96 .............         1.40(f)             1.78                173                     --
   Year ended 7/31/95 .............         1.40(f)             2.07                172                     --
   Period ended 7/31/94** .........         1.40(f)             1.63*                21                     --
   Year ended 4/30/94 .............         1.40*(f)            1.67                139                     --
   Year ended 4/30/93 .............         1.40(f)             2.29                 98                     --
   Year ended 4/30/92 .............         1.40                1.92                103                     --
   9/4/90++ to 4/30/91 ............         1.40*               3.54*               137                     --
   Class B
   Year ended 7/31/97 .............         2.12%(f)(l)         1.78%               170%                 $0.0395
   Year ended 7/31/96 .............         2.10(f)              .99                173                     --
   Year ended 7/31/95 .............         2.10(f)             1.38                172                     --
   Period ended 7/31/94** .........         2.10*(f)             .92*                21                     --
   Year ended 4/30/94 .............         2.10(f)              .93                139                     --
   Year ended 4/30/93 .............         2.15(f)             1.55                 98                     --
   Year ended 4/30/92 .............         2.15                1.34                103                     --
   Year ended 4/30/91 .............         2.10                3.23                137                     --
   Year ended 4/30/90 .............         2.00                3.85                120                     --
   Year ended 4/30/89 .............         2.00                4.31                103                     --
   10/23/87+ to 4/30/88 ...........         2.00*               2.44*                72                     --
   Class C
   Year ended 7/31/97 .............         2.12%(f)(l)         1.78%               170%                 $0.0395
   Year ended 7/31/96 .............         2.10(f)              .99                173                     --
   Year ended 7/31/95 .............         2.10(f)             1.38                172                     --
   Period ended 7/31/94** .........         2.10*(f)             .93*                21                     --
   8/2/93++ to 4/30/94 ............         2.10*(f)             .69*               139                     --
Balanced Shares
   Class A
   Year ended 7/31/97 .............         1.47%(l)            2.11%               207%                 $0.0552
   Year ended 7/31/96 .............         1.38                2.41                227                     --
   Year ended 7/31/95 .............         1.32                3.12                179                     --
   Period ended 7/31/94** .........         1.27*               2.50*               116                     --
   Year ended 9/30/93 .............         1.35                2.50                188                     --
   Year ended 9/30/92 .............         1.40                3.26                204                     --
   Year ended 9/30/91 .............         1.44                3.75                 70                     --
   Year ended 9/30/90 .............         1.36                4.01                169                     --
   Year ended 9/30/89 .............         1.42                3.29                132                     --
   Year ended 9/30/88 .............         1.42                3.74                190                     --
   Class B
   Year ended 7/31/97 .............         2.25%(l)            1.32%               207%                 $0.0552
   Year ended 7/31/96 .............         2.16                1.61                227                     --
   Year ended 7/31/95 .............         2.11                2.30                179                     --
   Period ended 7/31/94** .........         2.05*               1.73*               116                     --
   Year ended 9/30/93 .............         2.13                1.72                188                     --
   Year ended 9/30/92 .............         2.16                2.46                204                     --
   2/4/91++ to 9/30/91 ............         2.13*               3.19*                70                     --
   Class C
   Year ended 7/31/97 .............         2.23%(l)            1.37%               207%                 $0.0552
   Year ended 7/31/96 .............         2.15                1.63                227                     --
   Year ended 7/31/95 .............         2.09                2.32                179                     --
   Period ended 7/31/94** .........         2.03*               1.81*               116                     --
   5/3/93++ to 9/30/93 ............         2.29*               1.47*               188                     --
Income Builder Fund (h)
   Class A
   Year ended 10/31/97 ............         2.09%               4.18%               159%                 $0.0513
   Year ended 10/31/96 ............         2.20                4.92                108                   0.0600
   Year ended 10/31/95 ............         2.38                5.44                 92                     --
   3/25/94++ to 10/31/94 ..........         2.52*               6.11*               126                     --
   Class B
   Year ended 10/31/97 ............         2.80%               3.48%               159%                 $0.0513
   Year ended 10/31/96 ............         2.92                4.19                108                   0.0600
   Year ended 10/31/95 ............         3.09                4.73                 92                     --
   3/25/94++ to 10/31/94 ..........         3.09*               5.07*               126                     --

--------------------------------------------------------------------------------

                                           Net                                      Net               Net
                                          Asset                                 Realized and        Increase
                                          Value                                  Unrealized       (Decrease) In       Dividends From
                                       Beginning Of        Net Investment      Gain (Loss) On    Net Asset Value      Net Investment
  Fiscal Year or Period                   Period            Income (Loss)        Investments     From Operations           Income
   -------------------                 ------------        --------------      --------------    ---------------      --------------

Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............       $11.52               $.42(b)             $1.60               $2.02               $(.44)
   Year ended 10/31/96 ............        10.67                .46(b)               .99                1.45                (.48)
   Year ended 10/31/95 ............         9.66                .40(b)              1.05                1.45                (.44)
   Year ended 10/31/94 ............        10.47                .50                 (.85)               (.35)               (.11)(g)
   Year ended 10/31/93 ............         9.80                .52                  .51                1.03                (.36)
   Year ended 10/31/92 ............        10.00                .55                 (.28)                .27                (.47)
   10/25/91+ to 10/31/91 ..........        10.00                .01                 0.00                 .01                (.01)
Utility Income Fund
   Class A
   Year ended 11/30/97 ............       $10.59               $.32(b)(c)          $2.04               $2.36               $(.34)
   Year ended 11/30/96 ............        10.22                .18(b)(c)            .65                 .83                (.46)
   Year ended 11/30/95 ............         8.97                .27(c)              1.43               1 .70                (.45)
   Year ended 11/30/94 ............         9.92                .42(c)              (.89)               (.47)               (.48)
   10/18/93+ to 11/30/93 ..........        10.00                .02(c)              (.10)               (.08)               0.00
   Class B
   Year ended 11/30/97 ............       $10.57               $.25(b)(c)          $2.04               $2.29               $(.27)
   Year ended 11/30/96 ............        10.20                .10(b)(c)            .67                 .77                (.40)
   Year ended 11/30/95 ............         8.96                .18(c)              1.45                1.63                (.39)
   Year ended 11/30/94 ............         9.91                .37(c)              (.91)               (.54)               (.41)
   10/18/93+ 11/30/93 .............        10.00                .01(c)              (.10)               (.09)               0.00
   Class C
   Year ended 11/30/97 ............       $10.59               $.25(b)(c)          $2.03               $2.28               $(.27)
   Year ended 11/30/96 ............        10.22                .11(b)(c)            .66                 .77                (.40)
   Year ended 11/30/95 ............         8.97                .18(c)              1.46                1.64                (.39)
   Year ended 11/30/94 ............         9.92                .39(c)              (.93)               (.54)               (.41)
   10/27/93+ to 11/30/93 ..........        10.00                .01(c)              (.09)               (.08)               0.00
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............        $3.00               $.04(b)             $ .87               $ .91               $(.05)
   Year ended 10/31/96 ............         2.71                .05                  .50                 .55                (.05)
   Year ended 10/31/95 ............         2.35                .02                  .52                 .54                (.06)
   Year ended 10/31/94 ............         2.61                .06                 (.08)               (.02)               (.06)
   Year ended 10/31/93 ............         2.48                .06                  .29                 .35                (.06)
   Year ended 10/31/92 ............         2.52                .06                  .11                 .17                (.06)
   Year ended 10/31/91 ............         2.28                .07                  .56                 .63                (.09)
   Year ended 10/31/90 ............         3.02                .09                 (.30)               (.21)               (.10)
   Year ended 10/31/89 ............         3.05                .10                  .43                 .53                (.08)
   Year ended 10/31/88 ............         3.48                .10                  .33                 .43                (.08)
   Class B
   Year ended 10/31/97 ............        $2.99               $.02(b)             $ .85               $ .87               $(.03)
   Year ended 10/31/96 ............         2.69                .03                  .51                 .54                (.03)
   Year ended 10/31/95 ............         2.34                .01                  .49                 .50                (.03)
   Year ended 10/31/94 ............         2.60                .04                 (.08)               (.04)               (.04)
   Year ended 10/31/93 ............         2.47                .05                  .28                 .33                (.04)
   Year ended 10/31/92 ............         2.52                .04                  .11                 .15                (.05)
   2/8/91++ to 10/31/91 ...........         2.40                .04                  .12                 .16                (.04)
   Class C
   Year ended 10/31/97 ............        $2.99               $.02(b)             $ .85               $ .87               $(.03)
   Year ended 10/31/96 ............         2.70                .03                  .50                 .53                (.03)
   Year ended 10/31/95 ............         2.34                .01                  .50                 .51                (.03)
   Year ended 10/31/94 ............         2.60                .04                 (.08)               (.04)               (.04)
   5/3/93 ++ to 10/31/93 ..........         2.43                .02                  .17                 .19                (.02)
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............       $10.00               $.30(b)             $2.88               $3.18               $(.38)(m)
   Class B
   10/1/96+ to 8/31/97 ............       $10.00               $.23(b)             $2.89               $3.12               $(.33)(m)
   Class C
   10/1/96+ to 8/31/97 ............       $10.00               $.23(b)             $2.89               $3.12               $(.33)(m)





                                    Distributions
                                       From Net
  Fiscal Year or Period             Realized Gains
   -------------------              --------------
Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............     $(.61)
   Year ended 10/31/96 ............      (.12)
   Year ended 10/31/95 ............      0.00
   Year ended 10/31/94 ............      (.35)
   Year ended 10/31/93 ............      0.00
   Year ended 10/31/92 ............      0.00
   10/25/91+ to 10/31/91 ..........      0.00
Utility Income Fund
   Class A
   Year ended 11/30/97 ............     $(.13)
   Year ended 11/30/96 ............      0.00
   Year ended 11/30/95 ............      0.00
   Year ended 11/30/94 ............      0.00
   10/18/93+ to 11/30/93 ..........      0.00
   Class B
   Year ended 11/30/97 ............     $(.13)
   Year ended 11/30/96 ............      0.00
   Year ended 11/30/95 ............      0.00
   Year ended 11/30/94 ............      0.00
   10/18/93+ 11/30/93 .............      0.00
   Class C
   Year ended 11/30/97 ............     $(.13)
   Year ended 11/30/96 ............      0.00
   Year ended 11/30/95 ............      0.00
   Year ended 11/30/94 ............      0.00
   10/27/93+ to 11/30/93 ..........      0.00
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............     $(.38)
   Year ended 10/31/96 ............      (.21)
   Year ended 10/31/95 ............      (.12)
   Year ended 10/31/94 ............      (.18)
   Year ended 10/31/93 ............      (.16)
   Year ended 10/31/92 ............      (.15)
   Year ended 10/31/91 ............      (.30)
   Year ended 10/31/90 ............      (.43)
   Year ended 10/31/89 ............      (.48)
   Year ended 10/31/88 ............      (.78)
   Class B
   Year ended 10/31/97 ............     $(.38)
   Year ended 10/31/96 ............      (.21)
   Year ended 10/31/95 ............      (.12)
   Year ended 10/31/94 ............      (.18)
   Year ended 10/31/93 ............      (.16)
   Year ended 10/31/92 ............      (.15)
   2/8/91++ to 10/31/91 ...........      0.00
   Class C
   Year ended 10/31/97 ............     $(.38)
   Year ended 10/31/96 ............      (.21)
   Year ended 10/31/95 ............      (.12)
   Year ended 10/31/94 ............      (.18)
   5/3/93 ++ to 10/31/93 ..........      0.00
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............     $0.00
   Class B
   10/1/96+ to 8/31/97 ............     $0.00
   Class C
   10/1/96+ to 8/31/97 ............     $0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                     Total               Net Assets
                                               Total            Net Asset          Investment             At End Of
                                            Dividends             Value           Return Based              Period
                                                And               End Of          on Net Asset               (000's
  Fiscal Year or Period                    Distributions          Period            Value (a)               omitted)
   -------------------                     --------------       ----------        ------------           ------------
Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............          $(1.05)             $12.49               18.50%              $   45,765
   Year ended 10/31/96 ............            (.60)              11.52               13.96                   44,441
   Year ended 10/31/95 ............            (.44)              10.67               15.47                   49,107
   Year ended 10/31/94 ............            (.46)               9.66               (3.44)                  64,027
   Year ended 10/31/93 ............            (.36)              10.47               10.65                  106,034
   Year ended 10/31/92 ............            (.47)               9.80                2.70                  152,617
   10/25/91+ to 10/31/91 ..........            (.01)              10.00                 .11                   41,813
Utility Income Fund
   Class A
   Year ended 11/30/97 ............           $(.47)             $12.48               23.10%              $    4,117
   Year ended 11/30/96 ............            (.46)              10.59                8.47                    3,294
   Year ended 11/30/95 ............            (.45)              10.22               19.58                    2,748
   Year ended 11/30/94 ............            (.48)               8.97               (4.86)                   1,068
   10/18/93+ to 11/30/93 ..........            0.00                9.92                (.80)                     229
   Class B
   Year ended 11/30/97 ............           $(.40)             $12.46               22.35%              $   14,782
   Year ended 11/30/96 ............            (.40)              10.57                7.82                   13,561
   Year ended 11/30/95 ............            (.39)              10.20               18.66                   10,988
   Year ended 11/30/94 ............            (.41)               8.96               (5.59)                   2,353
   10/18/93+ 11/30/93 .............            0.00                9.91                (.90)                     244
   Class C
   Year ended 11/30/97 ............           $(.40)             $12.47               22.21%              $    3,413
   Year ended 11/30/96 ............            (.40)              10.59                7.81                    3,376
   Year ended 11/30/95 ............            (.39)              10.22               18.76                    3,500
   Year ended 11/30/94 ............            (.41)               8.97               (5.58)                   2,651
   10/27/93+ to 11/30/93 ..........            0.00                9.92                (.80)                      18
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............           $(.43)              $3.48               33.28%              $  787,566
   Year ended 10/31/96 ............            (.26)               3.00               21.51                  553,151
   Year ended 10/31/95 ............            (.18)               2.71               24.21                  458,158
   Year ended 10/31/94 ............            (.24)               2.35                (.67)                 414,386
   Year ended 10/31/93 ............            (.22)               2.61               14.98                  459,372
   Year ended 10/31/92 ............            (.21)               2.48                7.23                  417,018
   Year ended 10/31/91 ............            (.39)               2.52               31.03                  409,597
   Year ended 10/31/90 ............            (.53)               2.28               (8.55)                 314,670
   Year ended 10/31/89 ............            (.56)               3.02               21.59                  377,168
   Year ended 10/31/88 ............            (.86)               3.05               16.45                  350,510
   Class B
   Year ended 10/31/97 ............           $(.41)              $3.45               31.83%              $  456,399
   Year ended 10/31/96 ............            (.24)               2.99               21.20                  235,263
   Year ended 10/31/95 ............            (.15)               2.69               22.84                  136,758
   Year ended 10/31/94 ............            (.22)               2.34               (1.50)                 102,546
   Year ended 10/31/93 ............            (.20)               2.60               14.22                   76,633
   Year ended 10/31/92 ............            (.20)               2.47                6.22                   29,656
   2/8/91++ to 10/31/91 ...........            (.04)               2.52                6.83                   10,221
   Class C
   Year ended 10/31/97 ............           $(.41)              $3.45               31.83%              $  106,526
   Year ended 10/31/96 ............            (.24)               2.99               20.72                   61,356
   Year ended 10/31/95 ............            (.15)               2.70               23.30                   35,835
   Year ended 10/31/94 ............            (.22)               2.34               (1.50)                  19,395
   5/3/93 ++ to 10/31/93 ..........            (.02)               2.60                7.85                    7,774
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............           $(.38)              $12.80              32.24%              $   37,638
   Class B
   10/1/96+ to 8/31/97 ............           $(.33)              $12.79              31.49%              $  186,802
   Class C
   10/1/96+ to 8/31/97 ............           $(.33)              $12.79              31.49%              $   42,719

                                                           Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)                          Average
                                         To Average          To Average          Portfolio       Commission
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate      Rate (k)
   -------------------                   -----------       -------------       -------------    ----------
Income Builder Fund (continued)
   Class C
   Year ended 10/31/97 ............       2.80%               3.49%                159%       $0.0513
   Year ended 10/31/96 ............       2.93                4.13                 108         0.0600
   Year ended 10/31/95 ............       3.02                4.81                  92            --
   Year ended 10/31/94 ............       2.67                3.82                 126            --
   Year ended 10/31/93 ............       2.32                6.85                 101            --
   Year ended 10/31/92 ............       2.33                5.47                 108            --
   10/25/91+ to 10/31/91 ..........       0.00*                .94*                  0            --
Utility Income Fund
   Class A
   Year ended 11/30/97 ............       1.50%(f)            2.89%                 37%        $0.0442
   Year ended 11/30/96 ............       1.50(f)             1.67                  98          0.0536
   Year ended 11/30/95 ............       1.50(f)             2.48                 162            --
   Year ended 11/30/94 ............       1.50(f)             4.13                  30            --
   10/18/93+ to 11/30/93 ..........       1.50*(f)            2.35*                 11            --
   Class B
   Year ended 11/30/97 ............       2.20%(f)            2.27%                 37%        $0.0442
   Year ended 11/30/96 ............       2.20(f)              .95                  98          0.0536
   Year ended 11/30/95 ............       2.20(f)             1.60                 162            --
   Year ended 11/30/94 ............       2.20(f)             3.53                  30            --
   10/18/93+ 11/30/93 .............       2.20*(f)            2.84*                 11            --
   Class C
   Year ended 11/30/97 ............       2.20%(f)            2.27%                 37%        $0.0442
   Year ended 11/30/96 ............       2.20(f)              .94                  98          0.0536
   Year ended 11/30/95 ............       2.20(f)             1.88                 162            --
   Year ended 11/30/94 ............       2.20(f)             3.60                  30            --
   10/27/93+ to 11/30/93 ..........       2.20*(f)            3.08*                 11            --
Growth and Income Fund
   Class A
   Year ended 10/31/97 ............        .92%(l)            1.39%*                88%        $0.0589
   Year ended 10/31/96 ............        .97                1.73                  88          0.0625
   Year ended 10/31/95 ............       1.05                1.88                 142            --
   Year ended 10/31/94 ............       1.03                2.36                  68            --
   Year ended 10/31/93 ............       1.07                2.38                  91            --
   Year ended 10/31/92 ............       1.09                2.63                 104            --
   Year ended 10/31/91 ............       1.14                2.74                  84            --
   Year ended 10/31/90 ............       1.09                3.40                  76            --
   Year ended 10/31/89 ............       1.08                3.49                  79            --
   Year ended 10/31/88 ............       1.09                3.09                  66            --
   Class B
   Year ended 10/31/97 ............       1.72%(l)             .56%                 88%        $0.0589
   Year ended 10/31/96 ............       1.78                 .91                  88          0.0625
   Year ended 10/31/95 ............       1.86                1.05                 142            --
   Year ended 10/31/94 ............       1.85                1.56                  68            --
   Year ended 10/31/93 ............       1.90                1.58                  91            --
   Year ended 10/31/92 ............       1.90                1.69                 104            --
   2/8/91++ to 10/31/91 ...........       1.99*               1.67*                 84            --
   Class C
   Year ended 10/31/97 ............       1.71%(l)             .58%                 88%        $0.0589
   Year ended 10/31/96 ............       1.76                 .93                  88          0.0625
   Year ended 10/31/95 ............       1.84                1.04                 142            --
   Year ended 10/31/94 ............       1.84                1.61                  68            --
   5/3/93 ++ to 10/31/93 ..........       1.96*               1.45*                 91            --
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ............       1.77%*(l)           2.73%*                20%        $0.0518
   Class B
   10/1/96+ to 8/31/97 ............       2.44%*(l)           2.08%*                20%        $0.0518
   Class C
   10/1/96+ to 8/31/97 ............       2.43%*(l)           2.06%*                20%        $0.0518

--------------------------------------------------------------------------------

----------


+    Commencement of operations.
++   Commencement of distribution.
*    Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (l) below, would have been as follows:

                                    1993                       1994                 1995                1996                1997
     All-Asia Investment Fund
       Class A                        --                         --                10.57%#              3.61%               3.57%
       Class B                        --                         --                11.32%#              4.33%               4.27%
       Class C                        --                         --                11.38%#              4.30%               4.27%
     Growth Fund
       Class A                      1.84%                      1.46%                  --                  --                  --
       Class B                      2.52%                      2.13%                  --                  --                  --
       Class C                        --                       2.13%#                 --
     Global Small Cap Fund
       Class A                        --                         --                 2.61%                 --                  --
       Class B                        --                         --                 3.27%                 --                  --
       Class C                        --                         --                 3.31%                 --                  --

     Strategic Balanced Fund
       Class A                      1.85%                      1.70%1               1.81%               1.76%               2.06%
                                                                                    1.94%#2
       Class B                      2.56%                      2.42%1               2.49%               2.47%               2.76%
                                                                                    2.64%#2
       Class C                        --                       2.07%#1              2.50%               2.48%               2.76%
                                                                                    2.64%#2
     Utility Income Fund
       Class A                    145.63%#                    13.72%                4.86%#              3.38%               3.55%
       Class B                    133.62%#                    14.42%                5.34%#              4.08%               4.28%
       Class C                    148.03%#                    14.42%                5.99%#              4.07%               4.28%

----------
#    annualized
1.   For the period ended April 30, 1994
2.   For the period ended July 31, 1994
For the expense ratios of the Funds in years prior to fiscal year 1993, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(l) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assumng the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

     Balanced Shares   1997              International Fund     1997        Strategic Balanced  1997
      Class A          1.46%               Class A              1.73%         Class A           1.40%
      Class B          2.24%               Class B              2.58%         Class B           2.10%
      Class C          2.22%               Class C              2.56%         Class C           2.10%

     Real Estate       1997              Global Small Cap Fund  1997         New Europe         1997
      Class A          1.77%               Class A              2.38%         Class A           2.04%
      Class B          2.43%               Class B              3.08%         Class B           2.74%
      Class C          2.42%               Class C              3.08%         Class C           2.73%

     Growth Fund       1997              Technology             1997         Growth and Income  1997
      Class A          1.25%               Class A              1.66%         Class A            .91%
      Class B          1.95%               Class B              2.36%         Class B           1.71%
      Class C          1.95%               Class C              2.37%         Class C           1.70%

(m) Distributions from net investment income include a tax return of capital of $.08, $.09 and $.08 for Class A, B and C shares, respectively.

(n) Global Environment Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities, except as noted otherwise, are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Exchange is the New York Stock Exchange.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at December 31, 1997, approximately 20% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government-or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at December 31, 1997, approximately 24% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.


The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Global Environment Fund

Alliance Global Environment Fund, Inc. ("Global Environment Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the Exchange.

The Fund invests in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recyclying. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste. In this regard, the Fund may invest in an issuer with a broadly diversified business only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of December 31, 1997, approximately 86% of the Fund's net assets were invested in equity securities of U.S. companies.

The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective: (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes; (v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


TOTAL RETURN FUNDS

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;
(ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements;

(x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").


The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIT o Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT o Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Adviser" for more information about CBC.

The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.


Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.


The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the

Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Real Estate Investment Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.


CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of(0) call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than:(a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Global Environment Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;
(iii) borrow money or issue senior securities, except that the Fund may borrow
(a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;
(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund and Global Environment Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On December 31, 1997 the U.S. dollar-pound sterling exchange rate was 1.65.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On December 31, 1997 the FT-SE 100 index closed at 5,135.5, up approximately 25% from the end of 1996.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will be below that limit in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.


From 1979 until 1997 the Conversative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. In 1997, the TOPIX closed at 1,175.03, down 20.12% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. On December 17, 1997 the Japanese government proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are under consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of All-Asia Investment Fund and International Fund.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund and Global Environment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Investing in Environmental Companies by Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities.

Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed- income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.


Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Global Environment Fund, and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


Year 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent, have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by each Fund's custodian that they is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Funds and Alliance have no reason to believe that these goals will not be achieved.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through AFD. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.


Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Telephone purchase orders can be made by calling 800-221-5672 and may not exceed $500,000.

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                           Initial Sales Charge

                                   as % of                           Commission to
                                  Net Amount         as % of        Dealer/Agent as %
Amount Purchased                   Invested       Offering Price   of Offering Price
--------------------------------------------------------------------------------------
 Less than $100,000                  4.44%            4.25%                4.00%
--------------------------------------------------------------------------------------
 $100,000 to
 less than $250,000                  3.36             3.25                 3.00
--------------------------------------------------------------------------------------
 $250,000 to
 less than $500,000                  2.30             2.25                 2.00
--------------------------------------------------------------------------------------
 $500,000 to
 less than $1,000,000                1.78             1.75                 1.50
--------------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

         Year Since Purchase                    CDSC
         --------------------------------------------
         First ................................ 4.0%
         Second ............................... 3.0%
         Third ................................ 2.0%
         Fourth ............................... 1.0%
         Fifth ................................ None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.


Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares


The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.


Employee Benefit Plans


Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.


General

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You can obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES


You may "redeem"(i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, for redemptions made before March 1, 1998, may be made only once in any 30-day period (except for certain omnibus accounts). A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                                 Principal occupation
                                                                   during the past
  Fund                  Employee; year; title                         five years
-------------------------------------------------------------------------------------
Alliance Fund           Alden M. Stewart since 1997--              Associated with
                        Executive Vice President of                Alliance since
                        Alliance Capital Management                1993; prior
                        Corporation (ACMC*)                        thereto,
                                                                   associated with
                                                                   Equitable Capital
                                                                   Management
                                                                   Corporation
                                                                   ("Equitable
                                                                   Capital")**


                        Randall E. Haase since 1997--              Associated with
                        Senior Vice President of ACMC              Alliance since July
                                                                   1993; prior
                                                                   thereto,
                                                                   associated with
                                                                   Equitable Capital

Growth Fund             Tyler Smith since inception--              Associated with
                        Senior Vice President of ACMC              Alliance since
                                                                   July 1993; prior
                                                                   thereto,
                                                                   associated with
                                                                   Equitable Capital

Premier Growth
   Fund                 Alfred Harrison since inception--          Associated with
                        Vice Chairman of ACMC                      Alliance

Technology Fund         Peter Anastos since 1992--                 Associated with
                        Senior Vice President of ACMC              Alliance

                        Gerald T. Malone since 1992--              Associated with
                        Senior Vice President of ACMC              Alliance since
                                                                   1992; prior
                                                                   thereto
                                                                   associated with
                                                                   College
                                                                   Retirement
                                                                   Equities Fund

Quasar Fund             Alden M. Stewart since 1994--              (see above)
                        (see above)

                        Randall E. Haase since 1994--              (see above)
                        (see above)

International Fund      A. Rama Krishna since 1993--               Associated with
                        Senior Vice President of ACMC              Alliance since
                        and director of Asian Equity               1993; prior
                        research                                   thereto,
                                                                   Chief Investment
                                                                   Strategist and
                                                                   Director--Equity
                                                                   Research for CS
                                                                   First Boston

Worldwide
   Privatization Fund   Mark H. Breedon since inception--          Associated with
                        Senior Vice President of ACMC              Alliance
                        and Director and Vice President
                        of Alliance Capital Limited ***

New Europe Fund         Steven Beinhacker since 1997--             Associated with
                        Vice President of ACMC                     Alliance

All-Asia Investment     A. Rama Krishna since inception--          (see above)
Fund                    (see above)

                                                                Principal occupation
                                                                   during the past
     Fund             Employee; year; title                          five years
-------------------------------------------------------------------------------------

Global Small Cap        Alden M. Stewart since 1994--              (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--              (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--              Associated with
                        Vice President of ACMC                     Alliance since
                                                                   1993; prior
                                                                   thereto,
                                                                   associated with
                                                                   Equitable Capital


Global Environment      Jeremy R. Kramer since  1995--             Associated with
Fund                    Vice President of ACMC                     Alliance since
                                                                   1993; prior
                                                                   thereto, securities
                                                                   analyst with
                                                                   Neuberger &
                                                                   Berman


Strategic Balanced      Nicholas D.P. Carn                         Associated with
Fund                    since 1997--                               Alliance since
                        Vice President of ACMC                     1997; prior
                                                                   thereto, Chief
                                                                   Investment
                                                                   Officer and
                                                                   Portfolio Manager
                                                                   at Draycott
                                                                   Partners

Balanced Shares         Paul Rissman since 1997--                  Associated with
                        Senior Vice President of ACMC              Alliance


Income Builder Fund     Andrew M. Aran since 1994--                Associated with
                        Senior Vice President of ACMC              Alliance

                        Thomas M. Perkins since 1991--             Associated with
                        Senior Vice President of ACMC              Alliance

                        Vita Marie Pike since 1997                 Associated with
                        Vice President of ACMC                     Alliance

                        Corinne Molof Hill since 1997              Associated with
                        Vice Presidient of ACMC                    Alliance


Utility Income Fund     Paul Rissman since 1996--                  Associated with
                        (See above)                                Alliance

Growth & Income         Paul Rissman since 1994--                  Associated with
Fund                    (see above)                                Alliance

Real Estate             Daniel G. Pine since 1996--                Associated with
Investment Fund         Senior Vice President of ACMC              Alliance since
                                                                   1996; prior
                                                                   thereto, Senior
                                                                   Vice President of
                                                                   Desai Capital
                                                                   Management

                        David Kruth since 1997--                   Associated with
                        Vice President of ACMC                     Alliance since
                                                                   1997; prior
                                                                   thereto Senior
                                                                   Vice President of
                                                                   the Yarmouth
                                                                   Group
-------------------------------------------------------------------------------------

*    The sole general partner of Alliance.
** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by Alliance comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, Alliance was an investment manager of employee benefit plan assets for 28 of the Fortune 100 companies.


ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."


Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through December 31, 1997. As of December 31, 1997, the assets in the Historical Portfolios totaled approximately $11.6 billion and the average size of an institutional account in the Historical Portfolio was $341 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of

Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.


As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.


To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment PerformanceHistorical Portfolios*

                                                                  Russell           Lipper
                   Premier      Historical       S&P 500           1000             Growth
                   Growth      Portfolios         Index        Growth Index        Fund Index
                    Fund      Total Return**   Total Return    Total Return       Total Return
                    ----      --------------   ------------    ------------       ------------

Year ended December:
  1997***           27.05%       34.90%           33.36%           30.49%            25.30%
  1996***           18.84        22.22            22.96            23.12             17.48
  1995***           40.66        40.12            37.58            37.19             32.65
  1994              (9.78)       (4.83)            1.32             2.66             (1.57)
  1993               5.35        10.62            10.08             2.90             11.98
  1992              --           12.27             7.62             5.00              7.63
  1991              --           39.19            30.47            41.16             35.20
  1990              --           (1.57)           (3.10)           (0.26)            (5.00)
  1989              --           39.08            31.69            35.92             28.60
  1988              --           10.96            16.61            11.27             15.80
  1987              --            8.57             5.25             5.31              1.00
  1986              --           27.60            18.67            15.36             15.90
  1985              --           37.68            31.73            32.85             30.30
  1984              --           (3.33)            6.27             (.95)            (2.80)
  1983              --           20.95            22.56            15.98             22.30
  1982              --           28.23            21.55            20.46             20.20
  1981              --           (1.10)           (4.92)          (11.31)            (8.40)
  1980              --           51.10            32.50            39.57             37.30
  1979              --           30.99            18.61            23.91             27.40
Cumulative total
return for the
period
January 1,
1979 to
December 31,
  1997              --            3,689%            1,946%            1,683%             1,753%
----------------------------------------------------------------------------------------------


* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.

** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved, although not the impact of the payment of that fee on a quarterly rather than an annual basis and the compounding effect thereof over the periods for which return information is provided in the table on page 50, which would correspondingly reduce the returns presented.

*** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 1997 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                                   Average Annual Total Returns
                             -----------------------------------------------------------------------
                             Premier                                      Russell          Lipper
                             Growth    Historical        S&P 500           1000             Growth
                              Fund     Portfolios**       Index         Growth Index      Fund Index
                              ----     ----------         -----         ------------      ----------
One year ................     27.05%     34.90%           33.36%           30.49%           25.30%
Three years .............     32.32      32.20            31.15            30.14            25.11
Five years ..............     19.14      19.46            20.27            18.41            16.47
Ten years ...............     20.13+     19.17            18.05            17.94            15.93
Since January 1,
  1979 ..................        --      20.08            17.22            16.37            15.86
----------------------------------------------------------------------------------------------------

 +  Since inception on 9/28/92

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIToScore model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide Alliance with exclusive access to its REIToScore model which ranks approximately 130 REITS based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIToScore is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIToScore model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIT o Score model.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds were, as of that time, as follows:

                                                                           Amount of Unreimbursed Distribution Expenses
                                                                                  (as % of Net Assets of Class)
                                                              ---------------------------------------------------------------------
                                                                           Class B                                Class C
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Fund ......................................          $ 3,782,063           (5.37%)           $ 1,025,156           (5.43%)
Premier Growth Fund ................................          $20,874,319           (2.43%)           $ 1,413,557           (0.79%)
Technology Fund ....................................          $32,259,341           (3.06%)           $ 1,464,569           (0.80%)
Quasar Fund ........................................          $15,242,262           (3.03%            $ 1,262,697           (0.90%)
International Fund .................................          $ 2,566,420           (3.30%)           $   807,347           (3.47%)
Worldwide Privatization Fund .......................          $ 5,013,479           (4.14%)           $   251,109           (1.94%)
New Europe Fund ....................................          $ 2,535,456           (3.84%)           $   541,239           (3.20%)
All-Asia Investment Fund ...........................          $ 1,690,408          (14.78%)           $   162,319           (8.73%)
Global Small Cap Fund ..............................          $ 2,055,687           (6.43%)           $   586,919           (6.73%)
Balanced Shares ....................................          $ 1,533,382           (6.34%)           $   463,860           (8.42%)
Income Builder Fund ................................          $ 1,096,845          (12.59%)           $ 1,904,160           (4.16%)
Utility Income Fund ................................          $ 1,400,456           (9.47%)           $   456,135          (13.37%)
Growth and Income Fund .............................          $11,066,118           (2.42%)           $ 1,326,535           (1.25%)
Real Estate Investment Fund ........................          $ 6,726,437           (3.60%)           $   366,120           (0.86%)
-----------------------------------------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from a REIT generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.


A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Global Environment Fund, Inc. (1990), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc. (1993), Alliance Growth and Income Fund, Inc. (1932), and Alliance Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Real Estate Investment Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Real Estate Investment Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.





This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

================================================================================
ALLIANCE STOCK FUNDS
SUBSCRIPTION APPLICATION
================================================================================

        The Alliance Fund
        Growth Fund
        Premier Growth Fund
        Technology Fund
        Quasar Fund
        International Fund
        Worldwide Privatization Fund
        New Europe Fund
        All-Asia Investment Fund
        Global Small Cap Fund
        Global Environment Fund
        Strategic Balanced Fund
        Balanced Shares
        Income Builder Fund
        Real Estate Investment Fund
        Utility Income Fund
        Growth & Income Fund

To Open Your New Alliance Account...

Please complete the application and mail it to:

           Alliance Fund Services, Inc.
           P.o. Box 1520
           Secaucus, New Jersey 07096-1520

           For certified or overnight deliveries, send to:

           Alliance Fund Services, Inc.
           500 Plaza Drive
           Secaucus, New Jersey  07094

Section 1   Your Account Registration (Required)

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

     --    Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
           Minor:

           o Indicate your name(s) exactly as it appears on your social security card.

     --    Transfer on Death:

           o     Ensure that your state participates

     --    Trust/Other:

           o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2   Your Address (Required) Complete in full.

     --    Non-Resident Alien:

           o     Indicate your permanent country of residence.

Section 3   Your Initial Investment (Required)

For each Fund in which you are investing: (1) Write the three digit Fund number in the column titled 'Indicate three digit Fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate dollar amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F).  (3) Check off a distribution
option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.


Section 4   Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A Only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5   Shareholder Authorization (Required)
All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

================================================================================
                     For Literature Call:  (800) 227-4618
================================================================================

The Alliance Stock Funds Subscription Application

--------------------------------------------------------------------------------------------------------------------------
1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------------------------------------------------

|_|  Individual Account { |_| Male  |_| Female } --or--  Joint Account --or--

|_|  Transfer On Death { |_| Male  |_| Female } --or--  Gift/Transfer to a Minor

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner or Custodian (First Name)                                               (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     (First Name) Joint Owner*, Transfer On Death Beneficiary or Minor's Name      (MI)          (Last Name)


     |_|_|_|-|_|_|-|_|_|_|_|                                                       If Uniform Gift/Transfer
     Social Security Number of Owner or Minor (required to open account)           to Minor Account:
                                                                                   |_| |_| Minor's State of Residence

     If Joint Tenants Account: *The Account will be registered
     "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

     |_| In Common     |_| By Entirety     |_| Community Property

|_| Trust --or--  |_| Corporation --or--  |_| Other_____________________________

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee if applicable (First Name)                                    (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity continued

     |_|_|_|_|_|_|_|_|                                                |_|_|_|_|_|_|_|_|_|
     Trust Dated (MM,DD,YYYY)                                         Tax ID Number (required to open account)

                                                                      |_| Employer ID Number --or--  |_| Social Security
                                                                                                         Number

--------------------------------------------------------------------------------------------------------------------------
2. YOUR ADDRESS
--------------------------------------------------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|  -  |_|_|_|  -  |_|_|_|_|
     If Non-U.S., Specify Country                                                        Daytime Phone Number

     |_| U.S. Citizen    |_| Resident Alien    |_| Non-Resident Alien


80000GEN-TASFApp-P1                                    Alliance Capital[LOGO](R)

--------------------------------------------------------------------------------------------------------------------------
3. Your Initial Investment   The minimum investment is $250 per fund.
                             The maximum investment in Class B is $250,000; Class C is $1,000,000.
--------------------------------------------------------------------------------------------------------------------------
I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

                                                  Dividend and Capital Gain Distribution Options:

                                                  R    Reinvest distributions into my fund account.
------------------------------------------        -
  Broker/Dealer Use Only: Wire Confirm #          C    Send my distributions in cash to the address I have provided in
          |_|_|_|_|_|_|_|_|                       -    Section 2. (Complete Section 4D for direct deposit to your bank
------------------------------------------             account. Complete Section 4E for payment to a third party)

                                                  D    Direct my distributions to another Alliance Fund. Complete the
                                                  -    appropriate portion of Section 4A to direct your distributions
                                                       (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

-------------   ==============   ========================   =============================
                Indicate three                                  Distributions Options
                  digit Fund                                          "Check One"
                number located    Indicate Dollar Amount    =============================
                    below                                   Dividends      Captital Gains
  Make all      ==============   ========================   =============================
   checks
 payable to:       |_|_|_|        $                          R  C  D         R   C   D
  Alliance
    Funds          |_|_|_|        $                          R  C  D         R   C   D

-------------      |_|_|_|        $                          R  C  D         R   C   D

                   |_|_|_|        $                          R  C  D         R   C   D

==========================
   Total Investment               $
==========================

--------------------------------------------------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------------------------------------------------
                                                     =============      ==============      =================
                                                                          Contingent
                                                     Initial Sales      Deferred Sales      Asset-Based Sales
                                                        Charge              Charge               Charge
                                                           A                  B                    C
                                                     =============      ==============      =================

Domestic       The Alliance Fund                          044                043                  344
               Growth Fund                                031                001                  331
               Premier Growth Fund                        078                079                  378
               Technology Fund                            082                282                  382
               Quasar Fund                                026                029                  326

Global         International Fund                         040                041                  340
               Worldwide Privatization Fund               112                212                  312
               New Europe Fund                            062                058                  362
               All-Asia Investment Fund                   118                218                  318
               Global Small Cap Fund                      045                048                  345
               Global Environment Fund                    181                281                  381

Total Return   Balanced Shares                            096                075                  396
               Strategic Balanced Fund                    032                002                  332
               Income Builder Fund                        111                211                  311
               Real Estate Investment Fund                110                210                  310
               Utility Income Fund                        009                209                  309
               Growth & Income Fund                       094                074                  394

80000GEN-TASFApp-P2

--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------------------------------------------------
A. Automatic Investment Plans (AIP)

|_|  Withdraw From My Bank Account Via EFT*

     I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below
     (Complete Section 4D also for the bank account you wish to use).

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     *Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions
     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

|_|  Exchange My Shares Monthly
     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

               |_|_| , |_|_|_| .00     |_|_|
               Amount ($25 minimum)    Day of Exchange**

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     **Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a
     fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

     You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  o    Review the information in the Prospectus about telephone transaction services.

               o    If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|  Purchases and Redemptions via EFT

     I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.


--------------------------------------------------------------------------------------------------------------------------
     For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic fund transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------------------------------------------------


80000GEN-TASFApp-P3

--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
C. Systematic Withdrawal Plans (SWP)

     In order to establish a SWP, you must reinvest all dividends and capital gains.

|_|  I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated
     below.

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     Please send my SWP proceeds to:

     |_| My Address of Record (via check)                            |_|  My checking account-via EFT (complete section 4D)
                                                                          Your bank must be a member of the National
                                                                          Automated Clearing House Association (NACHA) in
     |_| The Payee and address specified in section 4E (via check)        order for you to receive SWP proceeds directly
         (Medallion Signature Guarantee required)                         into your bank account. Otherwise payment will be
                                                                          made by check

D.  Bank Information     This bank account information will be used for:

    |_|  Distributions (Section 3)               |_|  Telephone Transactions (Section 4B)


    |_|  Automatic Investments (Section 4A)      |_|  Withdrawals (Section 4C)

---------------------------------------------------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
---------------------------------------------------------------------------------------------------------------------------

                                                                                * The above services
                                                                                cannot be established
           [GRAPHIC OF BLANK CHECK WITH THE WORD VOID PRINTED ON IT.]           without a pre-printed
                                                                                voided check.
                                                                                For EFT transactions,
                                                                                the Fund requires
                                                                                signatures of bank
                                                                                account owners exactly
                                                                                as they appear on bank
                                                                                records. If the
                                                                                registration at the
                                                                                bank differs from that
                                                                                on the Alliance mutual
                                                                                fund, all parties must
                                                                                sign in Section 5.

|_|_|_|_|_|_|_|_|_|                |_|_|_|_|_|_|_|_|_|_|_|_|_|
Your Bank's ABA Routing Number     Your Bank Account Number

|_|  Checking Account     |_|  Savings Account

80000GEN-TASFApp-P4

--------------------------------------------------------------------------------------------------------------------------
4.   YOUR SHAREHOLDER OPTIONS(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
E.   THIRD PARTY PAYMENT DETAILS  Your signautre(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a dealer/broker. This third party payee information will be used for:


                     |_|  Distributions (section 3)             |_|  Systematic Withdrawals (section 4C)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|  |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|
     Name (First Name)                                          (MI)  (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

F.   REDUCED CHARGES (CLASS A ONLY)  If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

                A. RIGHT OF ACCUMULATION
                Please link the tax identification numbers or account numbers listed below for Right of Accumulation privilieges, so that this and future purchases will receive any discount for which they are eligible.

                |_________________________________|   |_________________________________|  |_________________________________|
                Tax ID or Account Number              Tax ID or Account Number             Tax ID or Account Number

                B. STATEMENT OF INTENT
                I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.

                |_|     $100,000         |_|     $250,000          |_|     $500,000          |_|     $1,000,000

                If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------------------------------------------------
     DEALER/AGENT AUTHORIZATION -- For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm                                                  Authorized Signature


|________________________________________________________| |__|   |_______________________________________________________|
  Representative First Name                                 MI       Last Name


|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm Number                                           Representative Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Number                                                      Branch Telephone Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Office Address


|_____________________________________________________________|   |_||_|  |_______________________________________________|
   City                                                            State     Zip Code

80000GEN-TASFApp-P5

--------------------------------------------------------------------------------
5.   SHAREHOLDER AUTHORIZATION -- This section MUST be completed
--------------------------------------------------------------------------------

     Telephone Exchanges and Redemptions by Check

     Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

     |_| I do not elect the telephone exchange service.

     |_| I do not elect the telephone redemption by check service.

     By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATE REQUIRED TO AVOID BACKUP WITHHOLDING.

|__________________________________________________|   |_______________________|
Signature                                               Date



|__________________________________________________|   |_______________________|
Signature                                               Date



----------------------------------------------
Medallion Signautre Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer





800000GEN-TASFApp-P6                                     Alliance Capital [LOGO]

                                 THE ALLIANCE
--------------------------------------------------------------------------------
                                  STOCK FUNDS
--------------------------------------------------------------------------------


                       c/o Alliance Fund Services, Inc.
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                 For Literature: Toll Free (800) 227-4618

                          Prospectus and Application
                              Advisor Class

                               February 2, 1998


Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund
                                        -Alliance Global Environment Fund


                   Total Return Funds

                   -Alliance Strategic Balanced Fund
                   -Alliance Balanced Shares
                   -Alliance Income Builder Fund
                   -Alliance Utility Income Fund
                   -Alliance Growth and Income Fund
                   -Alliance Real Estate Investment Fund

--------------------------------------------------------------------------------

  Table of Contents                                                         Page

The Funds at a Glance .....................................................   2
Expense Information .......................................................   4
Financial Highlights ......................................................   7
Glossary ..................................................................  10
Description of the Funds ..................................................  11
   Investment Objectives and Policies .....................................  11
   Additional Investment Practices ........................................  22
   Certain Fundamental Investment Policies ................................  29
   Risk Considerations ....................................................  32
Purchase and Sale of Shares ...............................................  37
Management of the Funds ...................................................  39
Dividends, Distributions and Taxes ........................................  42
Conversion Feature ........................................................  44
General Information .......................................................  54

--------------------------------------------------------------------------------

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       [LOGO] Alliance (R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $217 billion in assets under management as of September 30, 1997. Alliance provides investment management services to employee benefit plans for 28 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Global Environment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.



Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

Real Estate Investment Fund

Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions . . .

Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund intend to make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally nontaxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion FeatureConversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

                                       [LOGO] Alliance (R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            Advisor Class Shares
                                                            --------------------
     Maximum sales charge imposed on purchases ...........           None
     Sales charge imposed on dividend reinvestments ......           None
     Deferred sales charge ...............................           None
     Exchange fee ........................................           None

--------------------------------------------------------------------------------


                Operating Expenses                                                   Examples
     -----------------------------------------                        ------------------------------------------
     Alliance Fund               Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees                     .68%                         After 1 year                      $  8
     12b-1 fees                         None                          After 3 years                     $ 26
     Other expenses (a)                  .15%                         After 5 years                     $ 46
                                        ----                          After 10 years                    $103
     Total fund
        operating expenses (b)           .83%
                                        ====

     Growth Fund                 Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees                     .74%                         After 1 year                      $ 10
     12b-1 fees                         None                          After 3 years                     $ 31
     Other expenses (a)                  .24%                         After 5 years                     $ 54
                                        ----                          After 10 years                    $120
     Total fund
        operating expenses (b)           .98%
                                        ====

     Premier Growth Fund         Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees                    1.00%                         After 1 year                      $ 13
     12b-1 fees                         None                          After 3 years                     $ 40
     Other expenses (a)                  .25%                         After 5 years                     $ 69
                                        ----                          After 10 years                    $151
     Total fund
        operating expenses (b)          1.25%
                                        ====

     Technology Fund             Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees (g)                1.04%                         After 1 year                      $ 14
     12b-1 fees                         None                          After 3 years                     $ 44
     Other expenses (a)                  .35%                         After 5 years                     $ 76
                                        ----                          After 10 years                    $167
     Total fund
        operating expenses (b)          1.39%
                                        ====

     Quasar Fund                 Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees (g)                1.16%                         After 1 year                      $ 16
     12b-1 fees                         None                          After 3 years                     $ 50
     Other expenses (a)                  .42%                         After 5 years                     $ 86
                                        ----                          After 10 years                    $188
     Total fund
        operating expenses (b)          1.58%
                                        ====
     International Fund          Advisor Class                                                     Advisor Class
                                 -------------                                                     -------------
     Management fees
         (after waiver) (c)              .85%                         After 1 year                      $ 16
     12b-1 fees                         None                          After 3 years                     $ 48
     Other expenses (a)                  .68%                         After 5 years                     $ 83
                                        ----                          After 10 years                    $182
     Total fund
        operating expenses (b) (e)      1.53%
                                        ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

                  Operating Expenses                                                 Examples
     -------------------------------------------                      ------------------------------------------
     Worldwide Privatization Fund  Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.00%                       After 1 year                      $ 20
       12b-1 fees                         None                        After 3 years                     $ 62
       Other expenses (a)                  .96%                       After 5 years                     $106
                                          ----                        After 10 years                    $229
       Total fund
         operating expenses (b)           1.96%
                                          ====

     New Europe Fund               Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.06%                       After 1 year                      $ 17
       12b-1 fees                         None                        After 3 years                     $ 54
       Other expenses (a)                  .65%                       After 5 years                     $ 93
                                          ----                        After 10 years                    $202
       Total fund
         operating expenses (b)           1.71%
                                          ====

     All-Asia Investment Fund      Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees
         (after waiver) (c)                .65%                       After 1 year                      $ 18
       12b-1 fees                         None                        After 3 years                     $ 56
       Other expenses                                                 After 5 years                     $ 96
         Administration fees                                          After 10 years                    $209
            (after waiver) (d)             .00%
         Other operating expenses (a)     1.13%
                                          ----
       Total fund
         operating expenses (b) (e)       1.78%
                                          ====

     Global Small Cap Fund         Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.00%                       After 1 year                      $ 21
       12b-1 fees                         None                        After 3 years                     $ 64
       Other expenses (a)                 1.05%                       After 5 years                     $110
                                          ----                        After 10 years                    $238
       Total fund
         operating expenses (b)           2.05%
                                          ====

     Global Environment Fund       Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                    1.10%                       After 1 year                      $ 24
       12b-1 fees                         None                        After 3 years                     $ 75
       Other expenses (a)                 1.29%                       After 5 years                     $128
                                          ----                        After 10 year                     $273
       Total fund
         operating expenses (b)           2.39%
                                          ====

     Strategic Balanced Fund       Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees
         (after waiver) (c)                .09%                       After 1 year                      $ 11
       12b-1 fees                         None                        After 3 years                     $ 35
       Other expenses (a)                 1.01%                       After 5 years                     $ 61
                                          ----                        After 10 years                    $134
       Total fund
         operating expenses (b) (e)       1.10%
                                          ====

     Balanced Shares               Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .63%                       After 1 year                      $ 13
       12b-1 fees                         None                        After 3 years                     $ 41
       Other expenses (a)                  .67%                       After 5 years                     $ 71
                                          ----                        After 10 years                    $157
       Total fund
         operating expenses (b)           1.30%
                                          ====

     Income Builder Fund           Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .75%                       After 1 year                      $ 17
       12b-1 fees                         None                        After 3 years                     $ 52
       Other expenses (a)                  .93%                       After 5 years                     $ 89
                                                                      After 10 years                    $188
       Total fund
         operating expenses (b)           1.68%
                                          ====

                  Operating Expenses                                                 Examples
     -------------------------------------------                      ------------------------------------------
     Utility Income Fund           Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees
         (after waiver) (c)                .00%                       After 1 year                      $ 12
       12b-1 fees                         None                        After 3 years                     $ 38
       Other expenses (a)                 1.20%                       After 5 years                     $ 66
                                          ----                        After 10 years                    $145
       Total fund
         operating expenses (b) (f)       1.20%
                                          ====

     Growth and Income Fund        Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .49%                       After 1 year                      $  7
       12b-1 fees                         None                        After 3 years                     $ 23
       Other expenses (a)                  .22%                       After 5 years                     $ 40
                                          ----                        After 10 years                    $ 88
       Total fund
         operating expenses (b)            .71%
                                          ====

     Real Estate Investment Fund   Advisor Class                                                   Advisor Class
                                   -------------                                                   -------------
       Management fees                     .90%                       After 1 year                      $ 15
       12b-1 fees                         None                        After 3 years                     $ 46
       Other expenses (a)                  .55%                       After 5 years                     $ 79
                                          ----                        After 10 years                    $174

       Total fund
         operating expenses (b)           1.45%
                                          ====

--------------------------------------------------------------------------------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not include the application of credits that reduce Fund expenses.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15%. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, total fund operating expenses for Strategic Balanced Fund would have been 2.35%, total fund operating expenses for All-Asia Investment Fund would have been 2.28% annualized and total fund operating expenses for International Fund would have been 1.69%, annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.29%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. For International Fund, Worldwide Privatization Fund, New Europe Fund, Global Environment Fund, Global Small Cap Fund, Strategic Balanced Fund, Balanced Shares and Real Estate Investment Fund, "Other Expenses" are based on estimated amounts for those Funds' current fiscal year. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" for Global Environment Fund are based on estimated amounts for its current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated. Except as otherwise indicated, information for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each such Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                     Net                               Net              Net
                                    Asset                          Realized and       Increase                         Distributions
                                    Value                           Unrealized      (Decrease) In    Dividends From    In Excess Of
                                  Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment   Net Investment
  Fiscal Year or Period             Period        Income (Loss)     Investments    From Operations       Income           Income
  ---------------------           ------------   --------------   --------------   ---------------   --------------   --------------
Alliance Fund
   Advisor Class
   Year ended 11/30/97               $  7.71      $  (.02)(b)        $  2.10          $  2.08           $  (.04)          $  0.00

   10/2/96+ to 11/30/96                 6.99         0.00                .72              .72              0.00              0.00


Growth Fund
   Advisor Class
   Year ended 10/31/97               $ 34.91      $  (.05)(b)        $ 10.25          $ 10.20           $  0.00           $  0.00

   10/2/96+ to 10/31/96                34.14         0.00(b)             .77              .77              0.00              0.00


Premier Growth Fund
   Advisor Class
   Year ended 11/30/97               $ 17.99      $  (.06)(b)        $  5.25          $  5.19           $  0.00           $  0.00

   10/2/96+ to 11/30/96                15.94         (.01)(b)           2.06             2.05              0.00              0.00


Technology Fund
   Advisor Class
   Year ended 11/30/97               $ 51.17      $  (.45)(b)        $  4.33          $  3.88           $  0.00           $  0.00

   10/2/96+ to 11/30/96                47.32         (.05)(b)           3.90             3.85              0.00              0.00


Quasar Fund
   Advisor Class
   10/2/96+ to 9/30/97               $ 27.82      $  (.17)(b)        $  6.88          $  6.71           $  0.00           $  0.00


International Fund
   Advisor Class
   10/2/96+ to 6/30/97               $ 17.96      $   .16(b)         $  1.78          $  1.94           $  (.15)          $  0.00


Worldwide Privatization Fund
   Advisor Class
   10/2/96+ to 6/30/97               $ 12.14      $   .18(b)         $  2.52          $  2.70           $  (.19)          $  0.00


New Europe Fund
   Advisor Class
   10/2/96+ to 7/31/97               $ 16.25      $   .11(b)         $  3.76          $  3.87           $  (.09)          $  (.14)


All-Asia Investment Fund
   Advisor Class
   Year ended 10/31/97               $ 11.04      $  (.15)(b)(c)     $ (2.99)         $ (3.14)          $  0.00           $  0.00

   10/2/96+ to 10/31/96                11.65         0.00(c)            (.61)            (.61)             0.00              0.00


Global Small Cap Fund
   Advisor Class
   10/2/96+ to 7/31/97               $ 12.56      $  (.08)(b)        $  1.97          $  1.89           $  0.00           $  0.00


Strategic Balanced Fund
   Advisor Class
   10/2/96+ to 7/31/97               $ 19.49      $   .42(b)(c)      $  (.12)         $   .30           $  0.00           $  0.00


Balanced Shares
   Advisor Class
   10/2/96+ to 7/31/97               $ 14.79      $   .23            $  3.22          $  3.45           $  (.27)          $  0.00


Income Builder Fund
   Advisor Class
   10/2/96+ to 10/31/97              $ 11.57      $   .61(b)         $  1.53          $  2.14           $  (.54)          $  0.00


Utility Income Fund
   Advisor Class
   Year ended 11/30/97               $ 10.59      $   .36(b)(c)      $  2.04          $  2.40           $  (.37)          $  0.00

   10/2/96+ to 11/30/96                 9.95          .03(b)(c)          .61              .64              0.00              0.00


Growth and Income Fund
   Advisor Class
   Year ended 10/31/97               $  3.00      $   .05(b)         $   .87          $   .92           $ (0.06)          $  0.00

   10/2/96+ to 10/31/96                 2.97         0.00                .03              .03              0.00              0.00


Real Estate Investment Fund
   Advisor Class
   10/1/96+ to 8/31/97               $ 10.00      $   .35(b)         $  2.88          $  3.23           $  (.41)(f)       $  0.00


--------------------------------------------------------------------------------

 +   Commencement of distribution.
 *   Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year are not annualized.

(b)  Based on average shares outstanding.

(c)  Net of fee waiver and expense reimbursement.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios, without giving effect to the expense offset arrangements described in (e) below, would have been as follows:

                                   1996    1997                           1997
     All-Asia Investment Fund                          Strategic Balanced
         Advisor Class             5.54%#  3.43          Advisor Class    2.35%#
     Utility Income Fund
         Advisor Class             3.48%#  3.29
     Real Estate Investment Fund
         Advisor Class               --    1.47%#

                                                 Total       Net Assets                     Ratio Of Net
                     Total       Net Asset    Investment      At End Of     Ratio Of         Investment
 Distributions     Dividends       Value     Return Based      Period       Expenses        Income (Loss)                  Average
   From Net           And         End Of     on Net Asset      (000's      To Average        To Average      Portfolio    Commission
Realized Gains   Distributions    Period       Value (a)      omitted)     Net Assets        Net Assets    Turnover Rate     Rate
--------------   -------------   ---------   ------------    ----------    ----------       -------------  -------------  ----------

   $ (1.06)        $ (1.10)      $  8.69        32.00%        $ 10,275         .83%            (.21)%          158%         $0.0571

      0.00            0.00          7.71        10.30            1,083         .89*            0.38*            80           0.0646






   $ (1.03)        $ (1.03)      $ 44.08        29.92%        $101,205         .98%(e)         (.12)%           48%         $0.0562

      0.00            0.00         34.91         2.26              946        1.26*            0.50*            46           0.0584






   $ (1.08)        $ (1.08)      $ 22.10        30.98%        $ 53,459        1.25%            (.28)%           76%         $0.0594

      0.00            0.00         17.99        12.86            1,922        1.50*            (.48)*           95           0.0651






   $  (.42)        $  (.42)      $ 54.63         7.65%        $167,120        1.39%(e)         (.81)%           51%         $0.0564

      0.00            0.00         51.17         8.14              566        1.75*           (1.21)*           30           0.0612






   $ (4.11)        $ (4.11)      $ 30.42        28.47%        $ 62,455        1.58%            (.74)%          135%         $0.0536






   $ (1.08)        $ (1.23)      $ 18.67        11.57%        $  8,697        1.69%*           1.47%*           94%         $0.0363






   $ (1.42)        $ (1.61)      $ 13.23        25.24%        $    374        1.96%*           2.97%*           48%         $0.0132






   $ (1.32)        $ (1.55)      $ 18.57        25.76%        $  4,130        1.71%*            .77%*           89%         $0.0569






   $  (.34)        $  (.34)      $  7.56       (29.42)%       $  1,338        3.21%(d)        (1.51)%           70%         $0.0248

      0.00            0.00         11.04        (5.24)              27        3.07*(d)         1.63*            66           0.0280






   $ (1.56)        $ (1.56)      $ 12.89        17.08%        $    333        2.05%*(e)        (.84)%*         129%         $0.0364






   $  0.00         $  0.00       $ 19.79         1.54%        $     50        1.10%(d)(e)*     3.40%*          170%         $0.0395






   $ (1.80)        $ (2.07)      $ 16.17        25.96%        $  1,565        1.30%*(e)        2.15%*          207%         $0.0552






   $  (.61)        $ (1.15)      $ 12.56        19.62%        $     80        1.68%            4.55%           159%         $0.0513






   $  (.13)        $  (.50)      $ 12.49        23.57%        $     42        1.20%            3.29%            37%         $0.0442

      0.00            0.00         10.59         6.33               33        1.20*(d)         4.02*            98           0.0536






   $  (.38)        $  (.44)      $  3.48        33.61%        $  3,207         .71%(e)         1.42%            88%         $ .0589

      0.00            0.00          3.00         1.01               87        0.37*            3.40*            88           0.0625






   $  0.00         $  (.41)      $ 12.82        32.72%        $  2,313        1.45%*(d)(e)     3.07%*           20%         $0.0518


--------------------------------------------------------------------------------

(e) Amounts do not affect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offsets arrangements the rate of expense to average net assets assuming the assumption and/or waived reimbursement of expenses described in note (d) above would have been as follows:

                                 1997                                    1997                                       1997
                                 ----                                    ----                                       ----
     International Fund                         New Europe Fund                          Growth and Income Fund
         Advisor Class           1.69%#              Advisor Class       1.71%#               Advisor Class          .70%
     Global Small Cap Fund                      Balanced Shares Fund                     Growth Fund
         Advisor Class           2.04%#              Advisor Class       1.29%#               Advisor Class          .96%
     Strategic Balanced Fund                    Real Estate Fund                         Technology Fund
         Advisor Class           1.10%#              Advisor Class       1.44%#               Advisor Class         1.38%
     -------------
     # annualized


(f) Distributions from net investment income include a tax return of capital of $.03.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------


The following terms are frequently used in this Prospectus.

Equity securities, except as noted otherwise, are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Exchange is the New York Stock Exchange.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk ConsiderationsSecurities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S. Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at December 31, 1997, approximately 20% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at December 31, 1997, approximately 24% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Global Environment Fund

Alliance Global Environment Fund, Inc. ("Global Environment Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the Exchange.

The Fund invests in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste. In this regard, the Fund may invest in an issuer with a broadly diversified business only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of December 31, 1997, approximately 86% of the Fund's net assets were invested in equity securities of U.S. companies.

The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective; (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes; (v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


TOTAL RETURN FUNDS

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and PracticesShort Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, rights and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIToScore, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIToScore database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Advisor" for more information about CBC.

The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.


Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.


The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitments transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Utility Income Fund or Real Estate Investment Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 8. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Global Environment Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;
(iii) borrow money or issue senior securities, except that the Fund may borrow
(a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;
(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund and Global Environment Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.


Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On December 31, 1997 the U.S. dollar-pound sterling exchange rate was 1.65.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On December 31, 1997 the FT-SE 100 index closed at 5,135.5, up approximately 25% from the end of 1996.

The public sector borrowing requirement, a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will be below that limit in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. In 1997, the TOPIX closed at 1,175.03, down 20.12% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election).


For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. On December 17, 1997 the Japanese government proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are under consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information for All-Asia Investment Fund and International Fund.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund and Global Environment Fund may emphasize investment in, smaller, emerging companies.

Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Investing in Environmental Companies by Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficult in finding experienced employees.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry.

Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Global Environmental Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


Year 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent, have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by each Fund's custodian that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Funds and Alliance have no reason to believe that these goals will not be achieved.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statements of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and the Statements of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.

HOW TO SELL SHARES

You may "redeem" (i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, for redemptions made before March 1, 1998 may be made only once in any 30-day period (except for certain omnibus accounts). A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Classshares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because

Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You can obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                                   Principal occupation
                                                                     during the past
     Fund                   Employee; year; title                      five years
-----------------------------------------------------------------------------------------
Alliance Fund               Alden M. Stewart since 1997--            Associated with
                            Executive Vice President of              Alliance since
                            Alliance Capital Management              1993; prior
                            Corporation ("ACMC")*                    thereto,
                                                                     associated with
                                                                     Equitable Capital
                                                                     Management
                                                                     Corporation
                                                                     ("Equitable
                                                                     Capital")**

                            Randall E. Haase since 1997--            Associated with
                            Senior Vice President of ACMC            Alliance since July
                                                                     1993; prior
                                                                     thereto,
                                                                     associated with
                                                                     Equitable Capital

Growth Fund                 Tyler Smith since inception--            Associated with
                            Senior Vice President of ACMC            Alliance since
                                                                     July 1993; prior
                                                                     thereto,
                                                                     associated with
                                                                     Equitable Capital

Premier Growth Fund         Alfred Harrison since inception--        Associated with
                            Vice Chairman of ACMC                    Alliance

Technology Fund             Peter Anastos since 1992--               Associated with
                            Senior Vice President of ACMC            Alliance

                            Gerald T. Malone since 1992--            Associated with
                            Senior Vice President of ACMC            Alliance since
                                                                     1992; prior
                                                                     thereto
                                                                     associated with
                                                                     College
                                                                     Retirement
                                                                     Equities Fund

Quasar Fund                 Alden M. Stewart since 1994--            (see above)
                            (see above)

                            Randall E. Haase since 1994--            (see above)
                            (see above)

International Fund          A. Rama Krishna since 1993--             Associated with
                            Senior Vice President of ACMC            Alliance since
                            and director of Asian Equity             1993, prior
                            research                                 thereto,
                                                                     Chief Investment
                                                                     Strategist and
                                                                     Director--Equity
                                                                     Research for CS
                                                                     First Boston

Worldwide Privatization     Mark H. Breedon since inception--        Associated with
Fund                        Senior Vice President of ACMC            Alliance
                            and Director and Vice President
                            of Alliance Capital Limited ***

New Europe Fund             Steven Beinhacker since 1997--           Associated with
                            Vice President of ACMC                   Alliance

All-Asia Investment         A. Rama Krishna since inception--        (see above)
Fund                        (see above)

Global Small Cap            Alden M. Stewart since 1994--            (see above)
Fund                        (see above)

                            Randall E. Haase since 1994--            (see above)
                            (see above)

                            Ronald L. Simcoe since 1993--            Associated with
                            Vice President of ACMC                   Alliance since
                                                                     1993; prior
                                                                     thereto,
                                                                     associated with
                                                                     Equitable Capital

Global Environment          Jeremy R. Kramer since 1995--            Associated with
Fund                        Vice President of ACMC                   Alliance since
                                                                     1993; prior
                                                                     thereto, securities
                                                                     analyst with
                                                                     Neuberger &
                                                                     Berman

Strategic Balanced          Nicholas D.P. Carn since 1997--          Associated with
Fund                        Vice President of ACMC                   Alliance since
                                                                     1997; prior
                                                                     thereto, Chief
                                                                     Investment
                                                                     Officer and
                                                                     Portfolio Manager
                                                                     at Draycott
                                                                     Partners

Balanced Shares             Paul Rissman since 1997--                Associated with
                            Senior Vice President of ACMC            Alliance

Income Builder Fund         Andrew M. Aran since 1994--              Associated with
                            Senior Vice President of ACMC            Alliance

                            Thomas M. Perkins since 1991--           Associated with
                            Senior Vice President of ACMC            Alliance

                            Vita Marie Pike since 1997--             Associated with
                            Vice President of ACMC                   Alliance

                            Corinne Molof Hill since 1997--          Associated with
                            Vice President of ACMC                   Alliance

Utility Income Fund         Paul Rissman since 1996--                Associated with
                            (see above)                              Alliance

Growth & Income             Paul Rissman since 1994--                Associated with
Fund                        (see above)                              Alliance

                                                                   Principal occupation
                                                                     during the past
     Fund                   Employee; year; title                      five years
-----------------------------------------------------------------------------------------
Real Estate                 Daniel G. Pine since 1996                Associated with
Investment Fund             Senior Vice President                    Alliance since
                            of ACMC                                  1996; prior
                                                                     thereto, Senior
                                                                     Vice President of
                                                                     Desai Capital
                                                                     Management

                            David Kruth since 1997--                 Associated with
                            Vice President of ACMC                   Alliance since
                                                                     1997; prior
                                                                     thereto Senior
                                                                     Vice President of
                                                                     the Yarmouth
                                                                     Group

--------------------------------------------------------------------------------
   * The sole general partner of Alliance.
  ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
 *** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by Alliance comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, Alliance was an investment manager of employee benefit plan assets for 28 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."

Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through December 31, 1997. As of December 31, 1997, the assets in the Historical Portfolios totaled approximately $11.6 billion and the average size of an institutional account in the Historical Portfolio was $341 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.


As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.


To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

                               Schedule of Composite Investment Performance--Historical Portfolios*

                                                                                       Russell              Lipper
                       Premier          Historical              S&P 500                 1000                Growth
                       Growth           Portfolios               Index              Growth Index          Fund Index
                        Fund           Total Return**        Total Return           Total Return         Total Return
                       -------         --------------        ------------           ------------         ------------
Year ended:
  1997*** ..........    27.05%             34.90%                33.36%                30.49%                25.30%
  1996*** ..........    18.84              22.22                 22.96                 23.12                 17.48
  1995*** ..........    40.66              40.12                 37.58                 37.19                 32.65
  1994 .............    (9.78)             (4.83)                 1.32                  2.66                 (1.57)
  1993 .............     5.35              10.62                 10.08                  2.90                 11.98
  1992 .............       --              12.27                  7.62                  5.00                  7.63
  1991 .............       --              39.19                 30.47                 41.16                 35.20
  1990 .............       --              (1.57)                (3.10)                (0.26)                (5.00)
  1989 .............       --              39.08                 31.69                 35.92                 28.60
  1988 .............       --              10.96                 16.61                 11.27                 15.80
  1987 .............       --               8.57                  5.25                  5.31                  1.00
  1986 .............       --              27.60                 18.67                 15.36                 15.90
  1985 .............       --              37.68                 31.73                 32.85                 30.30
  1984 .............       --              (3.33)                 6.27                  (.95)                (2.80)
  1983 .............       --              20.95                 22.56                 15.98                 22.30
  1982 .............       --              28.23                 21.55                 20.46                 20.20
  1981 .............       --              (1.10)                (4.92)               (11.31)                (8.40)
  1980 .............       --              51.10                 32.50                 39.57                 37.30
  1979 .............       --              30.99                 18.61                 23.91                 27.40
Cumulative total
  return for
  the period
  January 1,
  1979 to
  December 31,
  1997 .............       --              3,689%                1,946%                1,683%                1,753%

--------------------------------------------------------------------------------

  * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Premier Growth Fund are for Class A Shares with imposition of the maximum 4.25% sales charge.

 ** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved, although not the impact of the payment of that fee on a quarterly rather than an annual basis and the compounding effect thereof over the periods for which return information is provided in the table on page 50, which would correspondingly reduce the returns presented.

*** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 1997, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                                                   Average Annual Total Returns
                                          -------------------------------------------------------------------------------------
                                          Premier                                                  Russell             Lipper
                                          Growth            Historical          S&P 500              1000              Growth
                                           Fund             Portfolios**         Index           Growth Index        Fund Index
                                          -------           ----------          -------          ------------        ----------
One year ............................      27.05%             34.90%             33.36%             30.49%             25.30%
Three years .........................      32.32              32.20              31.15              30.14              25.11
Five years ..........................      19.14              19.46              20.27              18.41              16.47
Ten years+ ..........................      20.13              19.17              18.05              17.94              15.93
Since January 1,
  1979 ..............................         --              20.08              17.22              16.37              15.86

--------------------------------------------------------------------------------

  +    Since inception on 9/28/92

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT
IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIToScore model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide Alliance with exclusive access to its REIToScore model which ranks approximately 130 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIToScore is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIToScore model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIToScore model.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90 day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, generally such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains and return of capital distributions. Shareholders are urged to consult their tax advisors regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES


Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase and Sale of SharesHow to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase and Sale of Shares--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.


DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                                            Class A Shares
                                                                            --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price) (a) .....................................................    None (sales
                                                                            charge waived)

Sales charge imposed on dividend reinvestments ..........................        None

Deferred sales charge (as a percentage of original purchase price or
redemption proceeds, whichever is lower) ................................        None

Exchange fee ............................................................        None

--------------------------------------------------------------------------------

           Operating Expenses                                              Examples(a)
---------------------------------------                           ----------------------------
Alliance Fund                   Class A                                                Class A
                                -------                                                -------
   Management fees                .68%                            After 1 year          $ 11
   12b-1 fees                     .20%                            After 3 years         $ 33
   Other expenses (b)             .15%                            After 5 years         $ 57
                                 ----                             After 10 years        $126
   Total fund
      operating expenses         1.03%
                                 ====

Growth Fund                     Class A                                                Class A
                                -------                                                -------
   Management fees                .74%                            After 1 year          $ 13
   12b-1 fees                     .30%                            After 3 years         $ 40
   Other expenses (b)             .22%                            After 5 years         $ 69
                                 ----                             After 10 years        $152
   Total fund
      operating expenses         1.26%
                                 ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 46.


           Operating Expenses                                              Examples(a)
-----------------------------------------                           ----------------------------
Premier Growth Fund               Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.00%                            After 1 year          $ 16
   12b-1 fees                       .33%                            After 3 years         $ 50
   Other expenses (b)               .24%                            After 5 years         $ 86
                                   ----                             After 10 years        $187
   Total fund
      operating expenses           1.57%
                                   ====

Technology Fund                   Class A                                                Class A
                                  -------                                                -------
   Management fees (g)             1.04%                            After 1 year          $ 17
   12b-1 fees                       .30%                            After 3 years         $ 53
   Other expenses (b)               .33%                            After 5 years         $ 91
                                   ----                             After 10 years        $198
   Total fund
      operating expenses           1.67%
                                   ====

Quasar Fund                       Class A                                                Class A
                                  -------                                                -------
   Management fees (g)             1.16%                            After 1 year          $ 17
   12b-1 fees                       .22%                            After 3 years         $ 53
   Other expenses (b)               .29%                            After 5 years         $ 91
                                   ----                             After 10 years        $198
   Total fund
      operating expenses           1.67%
                                   ====

International Fund                Class A                                                Class A
                                  -------                                                -------
   Management fees
      (after waiver) (c)            .85%                            After 1 year          $ 16
   12b-1 fees                       .17%                            After 3 years         $ 50
   Other expenses (b)               .56%                            After 5 years         $ 86
                                   ----                             After 10 years        $188
   Total fund
      operating expenses (d)       1.58%
                                   ====

Worldwide Privatization Fund      Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.00%                            After 1 year          $ 17
   12b-1 fees                       .30%                            After 3 years         $ 54
   Other expenses (b)               .42%                            After 5 years         $ 93
                                   ----                             After 10 years        $203
   Total fund
      operating expenses           1.72%
                                   ====

New Europe Fund                   Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.06%                            After 1 year          $ 21
   12b-1 fees                       .30%                            After 3 years         $ 64
   Other expenses (b)               .69%                            After 5 years         $110
                                   ----                             After 10 years        $238
   Total fund
      operating expenses           2.05%
                                   ====

All-Asia Investment Fund          Class A                                                Class A
                                  -------                                                -------
   Management fees                                                  After 1 year          $ 21
      (after waiver) (c)            .65%                            After 3 years         $ 65
   12b-1 fees                       .30%                            After 5 years         $111
   Other expenses                                                   After 10 years        $239
      Administration fees
        (after waiver) (d)         0.00%
      Other operating expenses(b)  1.11%
                                   ----
   Total fund
      operating expenses (e)       2.06%
                                   ====

Global Small Cap Fund             Class A                                                Class A
                                  -------                                                -------
   Management fees                 1.00%                            After 1 year          $ 24
   12b-1 fees                       .30%                            After 3 years         $ 75
   Other expenses (b)              1.11%                            After 5 years         $129
                                   ----                             After 10 years        $275
   Total fund
      operating expenses           2.41%
                                   ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 46.

           Operating Expenses                                              Examples(a)
---------------------------------------                           ----------------------------
Global Environment Fund         Class A                                                Class A
                                -------                                                -------
   Management fees                 1.10%                          After 1 year          $ 27
   12b-1 fees                       .30%                          After 3 years         $ 84
   Other expenses (b)              1.29%                          After 5 years         $142
                                   ----                           After 10 years        $302
   Total fund
      operating expenses           2.69%
                                   ====

Strategic Balanced Fund         Class A                                                Class A
                                -------                                                -------
   Management fees
      (after waiver) (c)          .09%                            After 1 year          $ 14
   12b-1 fees                     .30%                            After 3 years         $ 44
   Other expenses (b)            1.01%                            After 5 years         $ 77
                                 ----                             After 10 years        $168
   Total fund
      operating expenses (e)     1.40%
                                 ====

Balanced Shares                 Class A                                                Class A
                                -------                                                -------
   Management fees                .63%                            After 1 year          $ 15
   12b-1 fees                     .24%                            After 3 years         $ 46
   Other expenses (b)             .60%                            After 5 years         $ 80
                                 ----                             After 10 years        $176
   Total fund
      operating expenses         1.47%
                                 ====

Income Builder Fund             Class A                                                Class A
                                -------                                                -------
   Management fees                .75%                            After 1 year          $ 21
   12b-1 fees                     .30%                            After 3 years         $ 65
   Other expenses (b)            1.04%                            After 5 years         $112
                                 ----                             After 10 years        $242
   Total fund
      operating expenses         2.09%
                                 ====

Utility Income Fund             Class A                                                Class A
                                -------                                                -------
   Management fees
      (after waiver) (c)         0.00%                            After 1 year          $ 15
   12b-1 fees                     .30%                            After 3 years         $ 47
   Other expenses (b)            1.20%                            After 5 years         $ 82
                                 ----                             After 10 years        $179
   Total fund
      operating expenses (f)     1.50%
                                 ====

Growth and Income Fund          Class A                                                Class A
                                -------                                                -------
   Management fees                .49%                            After 1 year           $ 9
   12b-1 fees                     .22%                            After 3 years         $ 29
   Other expenses (b)             .21%                            After 5 years         $ 51
                                 ----                             After 10 years        $113
   Total fund
      operating expenses          .92%
                                 ====

Real Estate Investment Fund     Class A                                                Class A
                                -------                                                -------
   Management fees                .90%                            After 1 year          $ 18
   12b-1 fees                     .30%                            After 3 years         $ 56
   Other expenses (b)             .57%                            After 5 years         $ 96
                                 ----                             After 10 years        $208
   Total fund
      operating expenses         1.77%
                                 ====

--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, total fund operating expenses for Strategic Balanced Fund would have been 2.08 for Class A shares. Total fund operating expenses for All-Asia Investment Fund would have been 2.56% for Class A shares annualized and total fund operating expenses for International Fund would have been 1.74%, for Class A, annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.55% for Class A shares.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" are based on estimated amounts for the Global Environment Fund's current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.


Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. Except as indicated below, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Global Environment Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                  Net                              Net               Net
                                 Asset                        Realized and         Increase
                                 Value                          Unrealized       (Decrease) In    Dividends From    Distributions
                             Beginning Of    Net Investment   Gain (Loss) On    Net Asset Value   Net Investment       From Net
  Fiscal Year or Period         Period        Income (Loss)    Investments      From Operations       Income        Realized Gains
  ---------------------      ------------    --------------   --------------    ---------------   --------------    --------------
Alliance Fund
   Class A
   Year ended 11/30/97 .....   $    7.71      $   (.02)(b)      $    2.09       $    2.07           $   (.02)        $  (1.06)
   Year ended 11/30/96 .....        7.72           .02               1.06            1.08               (.02)           (1.07)
   Year ended 11/30/95 .....        6.63           .02               2.08            2.10               (.01)           (1.00)
   1/1/94 to 11/30/94** ....        6.85           .01               (.23)           (.22)              0.00             0.00
   Year ended 12/31/93 .....        6.68           .02                .93             .95               (.02)            (.76)
   Year ended 12/31/92 .....        6.29           .05                .87             .92               (.05)            (.48)
   Year ended 12/31/91 .....        5.22           .07               1.70            1.77               (.07)            (.63)
   Year ended 12/31/90 .....        6.87           .09               (.32)           (.23)              (.18)           (1.24)
   Year ended 12/31/89 .....        5.60           .12               1.19            1.31               (.04)            0.00
   Year ended 12/31/88 .....        5.15           .08                .80             .88               (.08)            (.35)

Growth Fund (i)
   Class A
   Year ended 10/31/97 .....   $   34.91      $   (.10)(b)      $   10.17       $   10.07           $   0.00         $  (1.03)
   Year ended 10/31/96 .....       29.48           .05               6.20            6.25               (.19)            (.63)
   Year ended 10/31/95 .....       25.08           .12               4.80            4.92               (.11)            (.41)
   5/1/94 to 10/31/94** ....       23.89           .09               1.10            1.19               0.00             0.00
   Year ended 4/30/94 ......       22.67          (.01)(c)           3.55            3.54               0.00            (2.32)
   Year ended 4/30/93 ......       20.31           .05(c)            3.68            3.73               (.14)           (1.23)
   Year ended 4/30/92 ......       17.94           .29(c)            3.95            4.24               (.26)           (1.61)
   9/4/90++ to 4/30/91 .....       13.61           .17(c)            4.22            4.39               (.06)            0.00

Premier Growth Fund
   Class A
   Year ended 11/30/97 .....   $   17.98      $   (.10)(b)      $    5.20       $    5.10           $   0.00         $  (1.08)
   Year ended 11/30/96 .....       16.09          (.04)(b)           3.20            3.16               0.00            (1.27)
   Year ended 11/30/95 .....       11.41          (.03)              5.38            5.35               0.00             (.67)
   Year ended 11/30/94 .....       11.78          (.09)              (.28)           (.37)              0.00             0.00
   Year ended 11/30/93 .....       10.79          (.05)              1.05            1.00               (.01)            0.00
   9/28/92+ to 11/30/92 ....       10.00           .01                .78             .79               0.00             0.00

Technology Fund
   Class A
   Year ended 11/30/97 .....   $   51.15      $   (.51)(b)      $    4.22       $    3.71           $   0.00         $   (.42)
   Year ended 11/30/96 .....       46.64           .39 (b)           7.28            6.89               0.00            (2.38)
   Year ended 11/30/95 .....       31.98          (.30)(b)          18.13           17.83               0.00            (3.17)
   1/1/94 to 11/30/94** ....       26.12          (.32)              6.18            5.86               0.00             0.00
   Year ended 12/31/93 .....       28.20          (.29)              6.39            6.10               0.00            (8.18)
   Year ended 12/31/92 .....       26.38          (.22)(b)           4.31            4.09               0.00            (2.27)
   Year ended 12/31/91 .....       19.44          (.02)             10.57           10.55               0.00            (3.61)
   Year ended 12/31/90 .....       21.57          (.03)              (.56)           (.59)              0.00            (1.54)
   Year ended 12/31/89 .....       20.35          0.00               1.22            1.22               0.00             0.00
   Year ended 12/31/88 .....       20.22          (.03)               .16             .13               0.00             0.00

Quasar Fund
   Class A
   Year ended 9/30/97 ......   $   27.92      $   (.24)(b)      $    6.80       $    6.56           $   0.00         $  (4.11)
   Year ended 9/30/96 ......       24.16          (.25)              8.82            8.57               0.00            (4.81)
   Year ended 9/30/95 ......       22.65          (.22)(b)           5.59            5.37               0.00            (3.86)
   Year ended 9/30/94 ......       24.43          (.60)              (.36)           (.96)              0.00             (.82)
   Year ended 9/30/93 ......       19.34          (.41)              6.38            5.97               0.00             (.88)
   Year ended 9/30/92 ......       21.27          (.24)             (1.53)          (1.77)              0.00             (.16)
   Year ended 9/30/91 ......       15.67          (.05)              5.71            5.66               (.06)            0.00
   Year ended 9/30/90 ......       24.84           .03(b)           (7.18)          (7.15)              0.00            (2.02)
   Year ended 9/30/89 ......       17.60           .02(b)            7.40            7.42               0.00             (.18)
   Year ended 9/30/88 ......       24.47          (.08)             (2.08)          (2.16)              0.00            (4.71)

International Fund
   Class A
   Year ended 6/30/97 ......   $   18.32      $    .06(b)       $    1.51       $    1.57           $   (.12)        $  (1.08)
   Year ended 6/30/96 ......       16.81           .05(b)            2.51            2.56               0.00            (1.05)
   Year ended 6/30/95 ......       18.38           .04                .01             .05               0.00            (1.62)
   Year ended 6/30/94 ......       16.01          (.09)              3.02            2.93               0.00             (.56)
   Year ended 6/30/93 ......       14.98          (.01)              1.17            1.16               (.04)            (.09)
   Year ended 6/30/92 ......       14.00           .01(b)            1.04            1.05               (.07)            0.00
   Year ended 6/30/91 ......       17.99           .05              (3.54)          (3.49)              (.03)            (.47)
   Year ended 6/30/90 ......       17.24           .03               2.87            2.90               (.04)           (2.11)
   Year ended 6/30/89 ......       16.09           .05               3.73            3.78               (.13)           (2.50)
   Year ended 6/30/88 ......       23.70           .17              (1.22)          (1.05)              (.21)           (6.35)
------------------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 52.

                                Total       Net Assets                     Ratio of Net
    Total       Net Asset    Investment      At End Of      Ratio Of        Investment
  Dividends      Value      Return Based      Period        Expenses       Income (Loss)                    Average
     And         End Of     on Net Asset      (000's       To Average       To Average      Portfolio     Commission
Distributions    Period       Value (a)      omitted)      Net Assets       Net Assets    Turnover Rate     Rate(k)
-------------   ---------   ------------    -----------    -----------     ------------   -------------   ----------


  $ (1.08)      $  8.70        31.82%       $ 1,201,435        1.03%             (.29)%        158%        $ 0.0571
    (1.09)         7.71        16.49            999,067        1.04               .30           80           0.0646
    (1.01)         7.72        37.87            945,309        1.08               .31           81              --
     0.00          6.63        (3.21)           760,679        1.05*              .21*          63              --
     (.78)         6.85        14.26            831,814        1.01               .27           66              --
     (.53)         6.68        14.70            794,733         .81               .79           58              --
     (.70)         6.29        33.91            748,226         .83              1.03           74              --
    (1.42)         5.22        (4.36)           620,374         .81              1.56           71              --
     (.04)         6.87        23.42            837,429         .75              1.79           81              --
     (.43)         5.60        17.10            760,619         .82              1.38           65              --



  $ (1.03)      $ 43.95        29.54%       $   783,110        1.26%(l)          (.25)%         48%        $ 0.0562
     (.82)        34.91        21.65            499,459        1.30               .15           46           0.0584
     (.52)        29.48        20.18            285,161        1.35               .56           61              --
     0.00         25.08         4.98            167,800        1.35*              .86*          24              --
    (2.32)        23.89        15.66            102,406        1.40 (f)           .32           87              --
    (1.37)        22.67        18.89             13,889        1.40 (f)           .20          124              --
    (1.87)        20.31        23.61              8,228        1.40              1.44          137              --
     (.06)        17.94        32.40                713        1.40*             1.99*         130              --



  $ (1.08)      $ 22.00        30.46%       $   373,099        1.57%             (.52)%         76%        $ 0.0594
    (1.27)        17.98        21.52            172,870        1.65              (.27)          95           0.0651
     (.67)        16.09        49.95             72,366        1.75              (.28)         114              --
     0.00         11.41        (3.14)            35,146        1.96              (.67)          98              --
     (.01)        11.78         9.26             40,415        2.18              (.61)          68              --
     0.00         10.79         7.90              4,893        2.17*              .91*           0              --



  $  (.42)      $ 54.44         7.32%       $   624,716        1.67%(l)          (.97)%         51%        $ 0.0564
    (2.38)        51.15        16.05            594,861        1.74              (.87)          30           0.0612
    (3.17)        46.64        61.93            398,262        1.75              (.77)          55              --
     0.00         31.98        22.43            202,929        1.66*            (1.22)*         55              --
    (8.18)        26.12        21.63            173,732        1.73             (1.32)          64              --
    (2.27)        28.20        15.50            173,566        1.61              (.90)          73              --
    (3.61)        26.38        54.24            191,693        1.71              (.20)         134              --
    (1.54)        19.44        (3.08)           131,843        1.77              (.18)         147              --
     0.00         21.57         6.00            141,730        1.66               .02          139              --
     0.00         20.35         0.64            169,856        1.42              (.16)         139              --



  $ (4.11)      $ 30.37        27.81%       $   402,081        1.67%             (.91)%        135%        $ 0.0536
    (4.81)        27.92        42.42            229,798        1.79             (1.11)         168           0.0596
    (3.86)        24.16        30.73            146,663        1.83             (1.06)         160              --
     (.82)        22.65        (4.05)           155,470        1.67             (1.15)         110              --
     (.88)        24.43        31.58            228,874        1.65             (1.00)         102              --
     (.16)        19.34        (8.34)           252,140        1.62              (.89)         128              --
     (.06)        21.27        36.28            333,806        1.64              (.22)         118              --
    (2.02)        15.67       (30.81)           251,102        1.66               .16           90              --
     (.18)        24.84        42.68            263,099        1.73               .10           90              --
    (4.71)        17.60        (8.61)            90,713        1.28              (.40)          58              --



  $ (1.20)      $ 18.69         9.30%       $   190,173        1.74%              .31%          94%        $ 0.0363
    (1.05)        18.32        15.83            196,261        1.72               .31           78              --
    (1.62)        16.81          .59            165,584        1.73               .26          119              --
     (.56)        18.38        18.68            201,916        1.90              (.50)          97              --
     (.13)        16.01         7.86            161,048        1.88              (.14)          94              --
     (.07)        14.98         7.52            179,807        1.82               .07           72              --
     (.50)        14.00       (19.34)           214,442        1.73               .37           71              --
    (2.15)        17.99        16.98            265,999        1.45               .33           37              --
    (2.63)        17.24        27.65            166,003        1.41               .39           87              --
    (6.56)        16.09        (4.20)           132,319        1.41               .84           55              --
------------------------------------------------------------------------------------------------------------------

                                  Net                            Net           Net                      Distributions
                                 Asset                      Realized and     Increase                    In Excess
                                 Value                       Unrealized    (Decrease) In    Dividends    From Of Net Distributions
                               Beginning Of  Net Investment Gain(Loss)On  Net Asset Value Net Investment Investment     From Net
  Fiscal Year or Period          Period      Income (Loss)   Investments  From Operations    Income        Income    Realized Gains
  ---------------------       -------------  -------------- ------------- --------------- -------------  ----------- --------------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......    $   12.13      $  .15(b)      $  2.55       $   2.70       $   (.15)      $   0.00      $  (1.42)
   Year ended 6/30/96 ......        10.18         .10(b)         1.85           1.95           0.00           0.00          0.00
   Year ended 6/30/95 ......         9.75         .06             .37            .43           0.00           0.00          0.00
   6/2/94+ to 6/30/94 ......        10.00         .01            (.26)          (.25)          0.00           0.00          0.00

New Europe Fund
   Class A
   Year ended 7/31/97 ......    $   15.84      $  .07(b)      $  4.20       $   4.27       $   (.15)      $   (.03)     $  (1.32)
   Year ended 7/31/96 ......        15.11         .18            1.02           1.20           0.00           0.00          (.47)
   Year ended 7/31/95 ......        12.66         .04            2.50           2.54           (.09)          0.00          0.00
   Period ended 7/31/94** ..        12.53         .09             .04            .13           0.00           0.00          0.00
   Year ended 2/28/94 ......         9.37         .02(b)         3.14           3.16           0.00           0.00          0.00
   Year ended 2/28/93 ......         9.81         .04            (.33)          (.29)          (.15)          0.00          0.00
   Year ended 2/29/92 ......         9.76         .02(b)          .05            .07           (.02)          0.00          0.00
   4/2/90+ to 2/28/91 ......        11.11(e)      .26            (.91)          (.65)          (.26)          0.00          (.44)

All-Asia Investment Fund
   Class A
   Year ended 10/31/97 .....    $   11.04      $ (.21)(b)(c)  $ (2.95)      $  (3.16)      $   0.00       $   0.00      $   (.34)
   Year ended 10/31/96 .....        10.45        (.21)(b)(c)      .88            .67           0.00           0.00          (.08)
   11/28/94+ to 10/31/95 ...        10.00        (.19)(c)         .64            .45           0.00           0.00          0.00

Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......    $   11.61      $ (.15)(b)     $  2.97       $   2.82       $   0.00       $   0.00      $  (1.56)
   Year ended 7/31/96 ......        10.38        (.14)(b)        1.90           1.76           0.00           0.00          (.53)
   Year ended 7/31/95 ......        11.08        (.09)           1.50           1.41           0.00           0.00         (2.11)(j)

   Period ended 7/31/94** ..        11.24        (.15)(b)        (.01)          (.16)          0.00           0.00          0.00
   Year ended 9/30/93 ......         9.33        (.15)           2.49           2.34           0.00           0.00          (.43)
   Year ended 9/30/92 ......        10.55        (.16)          (1.03)         (1.19)          0.00           0.00          (.03)
   Year ended 9/30/91 ......         8.26        (.06)           2.35           2.29           0.00           0.00          0.00
   Year ended 9/30/90 ......        15.54        (.05)(b)       (4.12)         (4.17)          0.00           0.00         (3.11)
   Year ended 9/30/89 ......        11.41        (.03)           4.25           4.22           0.00           0.00          (.09)
   Year ended 9/30/88 ......        15.07        (.05)          (1.83)         (1.88)          0.00           0.00         (1.78)

Global Environment Fund (n)
   Class A
   Year ended 10/31/97 .....    $   16.48      $ (.23)(b)     $  3.65       $   3.42       $   0.00       $   0.00      $  (1.13)
   Year ended 10/31/96 .....        12.37        (.13)           4.26           4.13           (.02)          0.00          0.00
   Year ended 10/31/95 .....        11.74         .03             .60            .63           0.00           0.00          0.00
   Year ended 10/31/94 .....        10.97        0.00             .77            .77           0.00           0.00          0.00
   Year ended 10/31/93 .....        10.78         .01             .18            .19           0.00           0.00          0.00
   Year ended 10/31/92 .....        13.12         .01           (2.17)         (2.16)          (.10)          0.00          (.08)
   Year ended 10/31/91 .....        12.46         .13             .87           1.00           (.25)          0.00          (.09)
   1/1/90+ to 10/31/90 .....        13.83         .20           (1.57)         (1.37)          0.00           0.00          0.00

Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ......    $   18.48      $  .47(b)(c)   $  3.56       $   4.03       $   (.39)      $   0.00      $  (2.33)
   Year ended 7/31/96 ......        17.98         .35(b)(c)      1.08           1.43           (.32)          0.00          (.61)
   Year ended 7/31/95 ......        16.26         .34(c)         1.64           1.98           (.22)          0.00          (.04)
   Period ended 7/31/94** ..        16.46         .07(c)         (.27)          (.20)          0.00           0.00          0.00
   Year ended 4/30/94 ......        16.97         .16(c)          .74            .90           (.24)          0.00         (1.17)
   Year ended 4/30/93 ......        17.06         .39(c)          .59            .98           (.42)          0.00          (.65)
   Year ended 4/30/92 ......        14.48         .27(c)         2.80           3.07           (.17)          0.00          (.32)
   9/4/90++ to 4/30/91 .....        12.51         .34(c)         1.66           2.00           (.03)          0.00          0.00

Balanced Shares
   Class A
   Year ended 7/31/97 ......    $   14.01      $  .31(b)      $  3.97       $   4.28       $   (.32)      $   0.00      $   (.18)
   Year ended 7/31/96 ......        15.08         .37             .45            .82           (.41)          0.00         (1.48)
   Year ended 7/31/95 ......        13.38         .46            1.62           2.08           (.36)          0.00          (.02)
   Period ended 7/31/94** ..        14.40         .29            (.74)          (.45)          (.28)          0.00          (.29)
   Year ended 9/30/93 ......        13.20         .34            1.29           1.63           (.43)          0.00          0.00
   Year ended 9/30/92 ......        12.64         .44             .57           1.01           (.45)          0.00          0.00
   Year ended 9/30/91 ......        10.41         .46            2.17           2.63           (.40)          0.00          0.00
   Year ended 9/30/90 ......        14.13         .45           (2.14)         (1.69)          (.40)          0.00         (1.63)
   Year ended 9/30/89 ......        12.53         .42            2.18           2.60           (.46)          0.00          (.54)
   Year ended 9/30/88 ......        16.33         .46           (1.07)          (.61)          (.44)          0.00         (2.75)

Income Builder Fund (h)
   Class A
   Year ended 10/31/97 .....    $   11.57      $  .50(b)      $  1.62       $   2.12       $   (.51)      $   0.00      $   (.61)
   Year ended 10/31/96 .....        10.70         .56(b)          .98           1.54           (.55)          0.00          (.12)
   Year ended 10/31/95 .....         9.69         .93(b)          .59           1.52           (.51)          0.00          0.00
   3/25/94++ to 10/31/94 ...        10.00         .96           (1.02)          (.06)          (.05)(g)       0.00          (.20)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 52.

                                 Total       Net Assets                 Ratio of Net
    Total       Net Asset      Investment     At End Of     Ratio Of     Investment
  Dividends      Value        Return Based     Period        Expenses   Income (Loss)                     Average
     And         End Of       on Net Asset     (000's      To Average    To Average       Portfolio      Commission
Distributions    Period         Value(a)      omitted)     Net Assets    Net Assets     Turnover Rate     Rate(k)
-------------   ---------    ------------    ----------    ----------    -----------    -------------    ----------


   $  (1.57)    $  13.26         25.16%      $ 561,793        1.72%         1.27%           48%          $0.0132
       0.00        12.13         19.16         672,732        1.87           .95            28              --
       0.00        10.18          4.41          13,535        2.56           .66            36              --
       0.00         9.75         (2.50)          4,990        2.75*         1.03*            0              --



   $  (1.50)    $  18.61         28.78%      $  78,578        2.05%(l)       .40%           89%          $0.0569
       (.47)       15.84          8.20          74,026        2.14          1.10            69              --
       (.09)       15.11         20.22          86,112        2.09           .37            74              --
       0.00        12.66          1.04          86,739        2.06*         1.85*           35              --
       0.00        12.53         33.73          90,372        2.30           .17            94              --
       (.15)        9.37         (2.82)         79,285        2.25           .47           125              --
       (.02)        9.81           .74         108,510        2.24           .16            34              --
       (.70)        9.76         (5.63)        188,016        1.52*         2.71*           48              --



   $   (.34)    $   7.54        (29.61)%     $   5,916        3.45%(f)     (1.97)%          70%          $0.0248
       (.08)       11.04          6.43          12,284        3.37(f)      (1.75)           66            0.0280
       0.00        10.45          4.50           2,870        4.42(f)*     (1.87)*          90              --



   $  (1.56)    $  12.87         26.47%      $  85,217        2.41%(l)     (1.25)%         129%          $0.0364
       (.53)       11.61         17.46          68,623        2.51         (1.22)          139              --
      (2.11)       10.38         16.62          60,057        2.54(f)      (1.17)          128              --
       0.00        11.08         (1.42)         61,372        2.42*        (1.26)*          78              --
       (.43)       11.24         25.83          65,713        2.53         (1.13)           97              --
       (.03)        9.33        (11.30)         58,491        2.34          (.85)          108              --
       0.00        10.55         27.72          84,370        2.29          (.55)          104              --
      (3.11)        8.26        (31.90)         68,316        1.73          (.46)           89              --
       (.09)       15.54         37.34         113,583        1.56          (.17)          106              --
      (1.78)       11.41         (8.11)         90,071        1.54          (.50)           74              --



   $  (1.13)    $  18.77         23.51%      $  52,378        2.39%        (1.35)%         145%          $0.0506
       (.02)       16.48         33.48         100,271        1.60          (.85)          268            0.0313
       0.00        12.37          5.37          85,416        1.57           .21           109              --
       0.00        11.74          7.02          81,102        1.67          (.04)           42              --
       0.00        10.97          1.76          75,805        1.62           .15            25              --
       (.18)       10.78        (16.59)         74,442        1.63           .10            41              --
       (.34)       13.12          8.66          90,612        1.49           .95            32              --
       0.00        12.46        (10.68)         86,041        1.72*         3.95*            4              --



   $  (2.72)    $  19.79         23.90%      $  20,312        1.41%(f)(l)   2.50%          170%          $0.0395
       (.93)       18.48          8.05          18,329        1.40(f)       1.78           173              --
       (.26)       17.98         12.40          10,952        1.40(f)       2.07           172              --
       0.00        16.26         (1.22)          9,640        1.40*(f)      1.63*           21              --
      (1.41)       16.46          5.06           9,822        1.40(f)       1.67           139              --
      (1.07)       16.97          5.85           8,637        1.40(f)       2.29            98              --
       (.49)       17.06         20.96           6,843        1.40          1.92           103              --
       (.03)       14.48         16.00             443        1.40*         3.54*          137              --



   $  (2.12)    $  16.17         33.46%      $ 115,500        1.47%(m)      2.11%          207%          $0.0552
      (1.89)       14.01          5.23         102,567        1.38          2.41           227              --
       (.38)       15.08         15.99         122,033        1.32          3.12           179              --
       (.57)       13.38         (3.21)        157,637        1.27*         2.50*          116              --
       (.43)       14.40         12.52         172,484        1.35          2.50           188              --
       (.45)       13.20          8.14         143,883        1.40          3.26           204              --
       (.40)       12.64         25.52         154,230        1.44          3.75            70              --
      (2.03)       10.41        (13.12)        140,913        1.36          4.01           169              --
      (1.00)       14.13         22.27         159,290        1.42          3.29           132              --
      (3.19)       12.53         (1.10)        111,515        1.42          3.74           190              --



   $  (1.12)    $  12.57         19.36%      $   2,367        2.09%         4.18%          159%          $0.0513
       (.67)       11.57         14.82           2,056        2.20          4.92           108            0.0600
       (.51)       10.70         16.22           1,398        2.38          5.44            92              --
       (.25)        9.69          (.54)            600        2.52*         6.11*          126              --
-----------------------------------------------------------------------------------------------------------------


                                  Net                            Net           Net                      Distributions
                                 Asset                      Realized and     Increase                    In Excess
                                 Value                       Unrealized    (Decrease) In    Dividends    From Of Net  Distributions
                               Beginning Of  Net Investment Gain(Loss)On  Net Asset Value Net Investment Investment     From Net
  Fiscal Year or Period          Period      Income (Loss)   Investments  From Operations    Income        Income     Realized Gains
  ---------------------       -------------  -------------- ------------- --------------- -------------  -----------  --------------
Utility Income Fund
Class A
   Year ended 11/30/97 .....    $  10.59      $   .32(b)(c)   $   2.04      $   2.36       $   (.34)      $   0.00     $   (.13)
   Year ended 11/30/96 .....       10.22          .18(b)(c)        .65           .83           (.46)          0.00         0.00
   Year ended 11/30/95 .....        8.97          .27(c)          1.43          1.70           (.45)          0.00         0.00
   Year ended 11/30/94 .....        9.92          .42(c)          (.89)         (.47)          (.48)          0.00         0.00
   10/18/93+ to 11/30/93 ...       10.00          .02(c)          (.10)         (.08)          0.00           0.00         0.00

Growth and Income Fund
   Class A
   Year ended 10/31/97 .....    $   3.00      $   .04(b)      $    .87      $    .91       $   (.05)      $   0.00     $   (.38)
   Year ended 10/31/96 .....        2.71          .05              .50           .55           (.05)          0.00         (.21)
   Year ended 10/31/95 .....        2.35          .02              .52           .54           (.06)          0.00         (.12)
   Year ended 10/31/94 .....        2.61          .06             (.08)         (.02)          (.06)          0.00         (.18)
   Year ended 10/31/93 .....        2.48          .06              .29           .35           (.06)          0.00         (.16)
   Year ended 10/31/92 .....        2.52          .06              .11           .17           (.06)          0.00         (.15)
   Year ended 10/31/91 .....        2.28          .07              .56           .63           (.09)          0.00         (.30)
   Year ended 10/31/90 .....        3.02          .09             (.30)         (.21)          (.10)          0.00         (.43)
   Year ended 10/31/89 .....        3.05          .10              .43           .53           (.08)          0.00         (.48)
   Year ended 10/31/88 .....        3.48          .10              .33           .43           (.08)          0.00         (.78)

Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 .....    $  10.00      $   .30(b)      $   2.88      $   3.18       $   (.38)(m)   $   0.00     $   0.00
------------------------------------------------------------------------------------------------------------------------------------

+    Commencement of operations.
++   Commencement of distribution.
*    Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total investment returns calculated for a period of less than one year is not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waivers and expense reimbursements.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (l) below, would have been as follows:

                                    1993       1994       1995      1996     1997
    All-Asia Investment Fund
        Class A                      --         --      10.57%#    3.61%     3.57%
    Growth Fund
        Class A                    1.84%      1.46%        --       --
    Global Small Cap Fund
        Class A                      --         --       2.61%      --
    Strategic Balanced Fund
        Class A                    1.85%      1.70%1     1.81%     1.76%     2.06%
                                              1.94%#2
    Utility Income Fund
        Class A                  145.63%#    13.72%      4.86%#    3.38%     3.55%

------------
#    annualized
1.   For the period ended April 30, 1994
2.   For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1993, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are changed.
(l) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratios of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

                                 1997                                    1997
                                 ----                                    ----
     International Fund                      Growth Fund
        Class A                  1.73%         Class A                  1.25%
     Global Small Cap Fund                   Technology Fund
        Class A                  2.38%         Class A                  1.66%
     Strategic Balanced Fund
        Class A                  1.40%
     New Europe Fund
        Class A                  2.04%
     Balanced Shares
        Class A                  1.46%
     Growth and Income
        Class A                   .91%

(m) Distributions from net investment income include a tax return of capital of $0.08.
(n) The Global Environment Fund operated as a closed-end investment company through October 3, 1997 when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

                                 Total        Net Assets                   Ratio of Net
    Total        Net Asset     Investment      At End Of     Ratio Of       Investment
  Dividends        Value      Return Based      Period        Expenses     Income (Loss)                    Average
     And          End Of      on Net Asset      (000's      To Average      To Average       Portfolio     Commission
Distributions     Period        Value(a)       omitted)     Net Assets      Net Assets     Turnover Rate     Rate(k)
-------------   ---------    ------------     ----------    ----------     -----------     -------------   ----------


   $  (.47)      $  12.48         23.10%     $    4,117        1.50%(f)       2.89%            37%         $  0.0442
      (.46)         10.59          8.47           3,294        1.50 (f)       1.67             98             0.0536
      (.45)         10.22         19.58           2,748        1.50 (f)       2.48            162                --
      (.48)          8.97         (4.86)          1,068        1.50 (f)       4.13             30                --
      0.00           9.92          (.80)            229        1.50*(f)       2.35*            11                --



   $  (.43)      $   3.48         33.28%     $  787,566         .92%(l)       1.39%            88%         $  0.0589
      (.26)          3.00         21.51         553,151         .97           1.73             88             0.0625
      (.18)          2.71         24.21         458,158        1.05           1.88            142                --
      (.24)          2.35          (.67)        414,386        1.03           2.36             68                --
      (.22)          2.61         14.98         459,372        1.07           2.38             91                --
      (.21)          2.48          7.23         417,018        1.09           2.63            104                --
      (.39)          2.52         31.03         409,597        1.14           2.74             84                --
      (.53)          2.28         (8.55)        314,670        1.09           3.40             76                --
      (.56)          3.02         21.59         377,168        1.08           3.49             79                --
      (.86)          3.05         16.45         350,510        1.09           3.09             66                --



   $  (.38)      $  12.80         32.24%     $   37,638        1.77%(l)       2.73%*           20%         $  0.0518

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Global Environment Fund, Inc. (1990), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc. (1993), Alliance Growth and Income Fund, Inc. (1932) and Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Real Estate Investment Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Balanced Shares, Income Builder Fund, Utility Income Fund, Real Estate Investment Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

















This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

================================================================================
Alliance Stock Funds
Subscription Application
- Advisor Class
================================================================================

     The Alliance Fund
     Growth Fund
     Premier Growth Fund
     Technology Fund
     Quasar Fund
     International Fund
     Worldwide Privatization Fund
     New Europe Fund
     All-Asia Investment Fund
     Global Small Cap Fund
     Global Environment Fund
     Strategic Balanced Fund
     Balanced Shares
     Income Builder Fund
     Real Estate Investment Fund
     Utility Income Fund
     Growth & Income Fund



To Open Your New Alliance Account...

Please complete the application and mail it to:

     Alliance Fund Services, Inc.
     P.O. Box 1520
     Secaucus, New Jersey 07096-1520

     For certified or overnight deliveries, send to:

     Alliance Fund Services, Inc.
     500 Plaza Drive
     Secaucus, New Jersey 07094


Section 1  Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

     --   Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
          Minor:

          o Indicate your name(s) exactly as it appears on your social security card.

     --   Transfer on Death:

          o    Ensure that your state participates

     --   Trust/Other:

          o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.


Section 2  Your Address (Required) Complete in full.

     --   Non-Resident Alien:

          o    Indicate your permanent country of residence.


Section 3 Your Initial Investment (Required)

For each Fund in which you are investing: (1) Write the three digit Fund number in the column titled 'Indicate three digit Fund number located below'.
(2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.
(3) Check off a distribution
option for your dividends.
(4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.


Section 4  Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

Section 5  Shareholder Authorization (Required)

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800)221-5672.


================================================================================
                      For Literature Call: (800) 227-4618
================================================================================

The Alliance Stock Funds Subscription Application - Advisor Class

--------------------------------------------------------------------------------------------------------------------------
1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------------------------------------------------

|_|  Individual Account { |_| Male  |_| Female } --or--  Joint Account --or--

|_|  Transfer On Death { |_| Male  |_| Female } --or--  Gift/Transfer to a Minor

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner or Custodian (First Name)                                               (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     (First Name) Joint Owner*, Transfer On Death Beneficiary or Minor's Name      (MI)          (Last Name)


     |_|_|_|-|_|_|-|_|_|_|_|                                                       If Uniform Gift/Transfer
     Social Security Number of Owner or Minor (required to open account)           to Minor Account:
                                                                                   |_| |_| Minor's State of Residence

     If Joint Tenants Account: *The Account will be registered
     "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

     |_| In Common     |_| By Entirety     |_| Community Property

|_| Trust --or--  |_| Corporation --or--  |_| Other_____________________________

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee if applicable (First Name)                                    (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity continued

     |_|_|_|_|_|_|_|_|                                                |_|_|_|_|_|_|_|_|_|
     Trust Dated (MM,DD,YYYY)                                         Tax ID Number (required to open account)

                                                                      |_| Employer ID Number --or--  |_| Social Security
                                                                                                         Number

--------------------------------------------------------------------------------------------------------------------------
2. YOUR ADDRESS
--------------------------------------------------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|  -  |_|_|_|  -  |_|_|_|_|
     If Non-U.S., Specify Country                                                        Daytime Phone Number

     |_| U.S. Citizen    |_| Resident Alien    |_| Non-Resident Alien


                                                       Alliance Capital[LOGO](R)

--------------------------------------------------------------------------------------------------------------------------
3. Your Initial Investment
--------------------------------------------------------------------------------------------------------------------------
I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

                                                  Dividend and Capital Gain Distribution Options:

                                                  R    Reinvest distributions into my fund account.
------------------------------------------        -
  Broker/Dealer Use Only: Wire Confirm #          C    Send my distributions in cash to the address I have provided in
          |_|_|_|_|_|_|_|_|                       -    Section 2. (Complete Section 4D for direct deposit to your bank
------------------------------------------             account. Complete Section 4E for payment to a third party).

                                                  D    Direct my distributions to another Alliance Fund. Complete the
                                                  -    appropriate portion of Section 4A to direct your distributions
                                                       (dividends and capital gains) to another Alliance Fund.

-------------   ==============   ========================   =============================
                Indicate three                                  Distributions Options
                  digit Fund                                          "Check One"
                number located    Indicate Dollar Amount    =============================
                    below                                   Dividends      Captital Gains
  Make all      ==============   ========================   =============================
   checks
 payable to:       |_|_|_|        $                          R  C  D         R   C   D
  Alliance
    Funds          |_|_|_|        $                          R  C  D         R   C   D

-------------      |_|_|_|        $                          R  C  D         R   C   D

                   |_|_|_|        $                          R  C  D         R   C   D

==========================
   Total Investment               $
==========================

--------------------------------------------------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------------------------------------------------

                                                     =======
                                                     Advisor
                                                      Class
                                                     =======

Domestic       The Alliance Fund                       444
               Growth Fund                             431
               Premier Growth Fund                     478
               Technology Fund                         482
               Quasar Fund                             426

Global         International Fund                      440
               Worldwide Privatization Fund            412
               New Europe Fund                         462
               All-Asia Investment Fund                418
               Global Small Cap Fund                   445
               Global Environment Fund                 481

Total Return   Strategic Balanced Fund                 432
               Balanced Shares                         496
               Income Builder Fund                     411
               Real Estate Investment Fund             410
               Utility Income Fund                     409
               Growth & Income Fund                    494

--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------------------------------------------------
A. Automatic Investment Plans (AIP)

|_|  Withdraw From My Bank Account Via EFT*

     I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below
     (Complete Section 4D also for the bank account you wish to use).

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     *Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions
     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

|_|  Exchange My Shares Monthly
     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

               |_|_| , |_|_|_| .00     |_|_|
               Amount ($25 minimum)    Day of Exchange**

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     **Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a
     fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

     You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

     Instructions:  o    Review the information in the Prospectus about telephone transaction services.

                    o    If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|  Purchases and Redemptions via EFT
     I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.


--------------------------------------------------------------------------------------------------------------------------
     For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic fund transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
C. Systematic Withdrawal Plans (SWP)

     In order to establish a SWP, you must reinvest all dividends and capital gains.

|_|  I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated
     below.

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     Please send my SWP proceeds to:

     |_| My Address of Record (via check)                            |_|  My checking account-via EFT (complete section 4D)
                                                                          Your bank must be a member of the National
                                                                          Automated Clearing House Association (NACHA) in
     |_| The Payee and address specified in section 4E (via check)        order for you to receive SWP proceeds directly
         (Medallion Signature Guarantee required)                         into your bank account. Otherwise payment will be
                                                                          made by check

D.  Bank Information     This bank account information will be used for:

    |_|  Distributions (Section 3)               |_|  Telephone Transactions (Section 4B)


    |_|  Automatic Investments (Section 4A)      |_|  Withdrawals (Section 4C)

---------------------------------------------------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
---------------------------------------------------------------------------------------------------------------------------

                                                                                * The above services
                                                                                cannot be established
           [GRAPHIC OF BLANK CHECK WITH THE WORD VOID PRINTED ON IT.]           without a pre-printed
                                                                                voided check.
                                                                                For EFT transactions,
                                                                                the Fund requires
                                                                                signatures of bank
                                                                                account owners exactly
                                                                                as they appear on bank
                                                                                records. If the
                                                                                registration at the
                                                                                bank differs from that
                                                                                on the Alliance mutual
                                                                                fund, all parties must
                                                                                sign in Section 5.

|_|_|_|_|_|_|_|_|_|                |_|_|_|_|_|_|_|_|_|_|_|_|_|
Your Bank's ABA Routing Number     Your Bank Account Number

|_|  Checking Account     |_|  Savings Account

--------------------------------------------------------------------------------------------------------------------------
4.   YOUR SHAREHOLDER OPTIONS(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
E.   THIRD PARTY PAYMENT DETAILS  Your signautre(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a dealer/broker. This third party payee information will be used for:


                     |_|  Distributions (section 3)             |_|  Systematic Withdrawals (section 4C)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|  |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|
     Name (First Name)                                          (MI)  (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code


--------------------------------------------------------------------------------------------------------------------------
     DEALER/AGENT AUTHORIZATION -- For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm                                                  Authorized Signature


|________________________________________________________| |__|   |_______________________________________________________|
  Representative First Name                                 MI       Last Name


|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm Number                                           Representative Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Number                                                      Branch Telephone Number


|_________________________________________________________________________________________________________________________|
  Branch Office Address


|_____________________________________________________________|   |_||_|  |_______________________________________________|
   City                                                            State     Zip Code

--------------------------------------------------------------------------------
5.   SHAREHOLDER AUTHORIZATION -- This section MUST be completed
--------------------------------------------------------------------------------

     Telephone Exchanges and Redemptions by Check

     Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

     |_| I do not elect the telephone exchange service.

     |_| I do not elect the telephone redemption by check service.

     By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATE REQUIRED TO AVOID BACKUP WITHHOLDING.

|__________________________________________________|   |_______________________|
Signature                                               Date



|__________________________________________________|   |_______________________|
Signature                                               Date



----------------------------------------------
Medallion Signautre Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer





                                                         Alliance Capital [LOGO]

                 ALLIANCE BALANCED SHARES, INC.

                            FORM N-14

          PART B - STATEMENT OF ADDITIONAL INFORMATION

               STATEMENT OF ADDITIONAL INFORMATION

                  Acquisition of the assets of
              Alliance Strategic Balanced Fund and
               Alliance Income Builder Fund, Inc.
        1345 Avenue of the Americas, New York, NY 10105,
                    Telephone (800) 221-5672

                by and in exchange for shares of
                 Alliance Balanced Shares, Inc.,
        1345 Avenue of the Americas, New York, NY 10105,
                    Telephone (800) 221-5672

    This Statement of Additional Information relating to the proposed transfer of the assets and liabilities of Alliance Strategic Balanced Fund ("Strategic") and Alliance Income Builder Fund, Inc. ("Income Builder") to Alliance Balanced Shares, Inc. ("Balanced Shares") in exchange for shares of Balanced Shares (the "Transactions") consists of this cover page and the following described documents, each of which is incorporated by reference herein:

         (1)  Statement of Additional Information of
              Balanced Shares dated October 31, 1997.

         (2)  Unaudited financial statements of Balanced
              Shares as of and for the six months ended
              January 31, 1998.

         (3)  Statement of Additional Information of The
              Alliance Portfolios (including Strategic) dated October 31, 1997.

         (4) Unaudited financial statements of Strategic as of and for the six months ended January 31, 1998.

         (5)  Statement of Additional Information of Income
              Builder dated February 2, 1998.

         (6)  Unaudited financial statements of Income
              Builder as of and for the six-month period ended April 30, 1998.

         (7)  Unaudited pro forma combined financial
              information as of and for the twelve months ended June 30, 1998. The pro forma financial statements give effect to each of the Transactions separately, as well as jointly, in each case as if consummated at the beginning of the period presented.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated August [ ], 1998 relating to the above referenced matter may be obtained without charge by writing to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096, or by calling Alliance Fund Services, Inc. toll-free at 1-800-221-5672. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

         This Statement of Additional Information is dated
August [  ], 1998.

Alliance Capital [LOGO](R)          The Alliance Stock Funds
                                     The Alliance Bond Funds
____________________________________________________________
_____

Supplement dated May 1, 1998 to the Statements of Additional
Information of The Alliance Stock Funds and The Alliance
Bond Funds (each, a "Fund").

The following information concerning the purchase of Class A shares and Class B shares by Merrill Lynch Plans (as defined below) supplements the information set forth under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. The following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth under "Purchase of Shares" and "Redemption and Repurchase of Shares" in the accompanying Statement of Additional Information of the Fund.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

(LOGO)                            ALLIANCE BALANCED SHARES, INC.
_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        October 31, 1997
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Balanced Shares, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus") and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, (the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND ..............................          2
MANAGEMENT OF THE FUND ...............................          7
EXPENSES OF THE FUND .................................         15
PURCHASE OF SHARES ...................................         18
REDEMPTION AND REPURCHASE OF SHARES ..................         36
SHAREHOLDER SERVICES .................................         39
NET ASSET VALUE ......................................         46
DIVIDENDS, DISTRIBUTIONS AND TAXES ...................         47
PORTFOLIO TRANSACTIONS ...............................         49
GENERAL INFORMATION ..................................         51
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
STATEMENTS ............................................        54
APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
  CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES ........        A-1

________________________
(R) This registered service mark used under license from owner, Alliance Capital Management L.P.

____________________________________________________________

                    DESCRIPTION OF THE FUND
____________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance Balanced Shares, Inc. (the "Fund") are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is to achieve a high return through a combination of current income and capital appreciation.

How the Fund Pursues its Objective

         The Fund has adopted as a fundamental policy that it be a "balanced fund;" this fundamental policy cannot be changed without the approval of shareholders. As an investment policy, the Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks to the extent their values is attributable to their fixed-income characteristics); this investment policy may be changed by the Fund's Board of Directors but only with 60 days' prior shareholder notice and in accordance with the 1940 Act and the Securities and Exchange Commission (the "Commission"). Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the management.

Additional Investment Policies and Practices

         The following additional investment policies supplement those set forth in the Prospectus.

         The Fund's assets are invested in U.S. Government and agency obligations, bonds whether convertible or nonconvertible (except that only that portion of the value of the convertible bonds attributable to their fixed-income characteristics shall be used for purposes of meeting the 25% fixed-income securities requirement), senior debt securities (as listed above), and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. At July 31, 1997, the amount invested in common stocks was approximately 61.7% of the total assets. The Fund engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         Investment in Covered Call Options. Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. A covered call option is an option on a security which the Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made.

         The Fund thus forgoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Fund's management believes that such premiums will increase the Fund's income without subjecting it to substantial risks.

         When a security is sold from the Fund's portfolio against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund may not purchase or sell put or call options on securities or combinations of put and call options on securities.

         Foreign Securities. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed income securities eligible for purchase by the Fund under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Fund's net assets and income attributable to foreign securities. Costs will be incurred in connection with the conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Options on Foreign Currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix A.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts"). While these contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and the foreign currencies that are the subject of the forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks, as discussed below.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. In addition, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         General. There can be no assurance that the Fund will achieve its investment objective since market risks are inherent in all securities to varying degrees, although Alliance Capital Management L.P., the Fund's Adviser (the "Adviser") will try to limit these risks.

         Portfolio Turnover. Ordinarily, the annual portfolio turnover rate will not exceed 200%. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne directly by the Fund and its shareholders. The annual portfolio turnover rates of securities of the Fund for its 1997 and 1996 fiscal years were 207% and 227%, respectively.

Fundamental Investment Policies

         The Fund is also subject to the following restrictions in implementing its investment policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may not: (1) purchase any security of any issuer (other than the United States Government) if as a result more than 5% of the value of its total assets would consist of the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of any issuer; (2) purchase the securities of any other investment company except in a regular transaction in the open market; (3) purchase the securities of any issuer the business of which has been in continuous operation for less than three years; (4) retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; (5) invest in other companies for the purpose of exercising control of management; (6) purchase securities on margin, borrow money, or sell securities short, except that the Fund may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets); (7) make loans to other persons except certain call loans upon collateral security (the Fund does not intend to make such loans; the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan); (8) concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry; (9) underwrite securities issued by other persons; (10) purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933, as amended; (11) purchase or sell commodities or commodity contracts; or (12) issue any securities senior to the capital stock offered hereby.

         The Fund has not engaged in the investment practice described in restriction (6) above during its last fiscal year and has no current intention of doing so in the foreseeable future.

         In addition, the Fund has undertaken with the securities administrators of certain states where the Fund's shares are sold not to invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs; make loans to any person or individual; purchase a security, if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Fund would own any securities of an open-end investment company, or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's assets would be invested in securities of any one or more closed- end investment companies, or more than 10% of the value of the Fund's total assets would be invested in securities of closed-end investment companies in the aggregate; invest only in investment grade fixed income securities; invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange; purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; limit its investments in illiquid securities together with restricted securities (excluding 144A securities) to no more than 15% of the Fund's average net assets.

____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $217 billion (of which more than $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of September 30, 1997, the

Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $133,561 in respect of such services during the fiscal year of the Fund ended in 1997.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .625 of 1% of the first $200 million, .50% of the excess over $200 million up to $400 million and .45 of 1% of the excess over $400 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. In this regard, for the fiscal years ended July 31, 1995, July 31, 1996 and July 31, 1997, the Adviser received from the Fund advisory fees of $1,044,023, $879,738 and $828,903, respectively.

         At their Regular Meeting held on July 19, 1994, the
Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, voted unanimously to a change in the fiscal year end from September 30 to July 31.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods (computed from each October 1) provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Agreement was approved for the period ending September 30, 1998 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 15, 1997.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that the Adviser shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that the Adviser shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,2 52, Chairman and President of the Fund,
is the President and Chief Operating Officer, the Chief Financial
____________________

2.  An "interested person" of the Fund as defined in the 1940
    Act.

Officer and a Director of Alliance Capital Management Corporation
("ACMC"), with which he has been associated since prior to 1992.

         RUTH BLOCK, 66, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4653,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1992 through 1994. He is currently an independent consultant.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 55, has been the President of Historic Hudson Valley (historic preservation) prior to 1992. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, New York, New York 10591.

         WILLIAM H. FOULK, JR., 65, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a partner of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1992. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investment holding company) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York, 10005.

         DONALD J. ROBINSON, 62, was formerly a senior partner of the law firm of Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, New
York, New York, 10103.

Officers

         JOHN D. CARIFA, President, Chairman and President, see
Biography, above.

         BRUCE W. CALVERT, Executive Vice President-Investments,
50, is Vice Chairman of the Board and Chief Investment Officer of
ACMC, with which he has been associated since prior to 1992.

         KATHLEEN A. CORBET, Senior Vice President, 37, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         THOMAS J. BARDONG, Vice President, 52, is a Senior Vice
President of ACMC, with which he has been associated since 1992.

         PAUL C. RISSMAN, Senior Vice President, 40, is a Senior
Vice President of ACMC, with which he has been associated since
1992.

         MATTHEW BLOOM, Vice President, 41, is a Vice President of ACMC, with which he has been associated since prior to 1992.

         DANIEL V. PANKER, Vice President, 58, is a Senior Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, JR., Secretary, 47, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") with which he has been associated since prior to 1992.

         ANDREW L. GANGOLF, Assistant Secretary, 43, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1992.

         DOMENICK PUGLIESE, Assistant Secretary, 36, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1992.

         EMILIE D. WRAPP, Assistant Secretary, 41, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1992.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.,
("AFS") with which he has been associated since prior to 1992.

         VINCENT S. NOTO, Controller, 33, is a Vice President of
AFS with which he has been associated since prior to 1992.

         PHYLLIS CLARKE, Assistant Controller, 37, is an
Accounting Manager of Mutual Funds for AFS with which she has been associated with since prior to 1992.

         JOSEPH MANTINEO, Assistant Controller, 38, has been a
Vice President of AFS since prior to 1992.

         JUAN J. RODRIGUEZ, Assistant Controller, 40, is an
Assistant Vice President of AFS with which he has been associated since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              Total Number   Total Number
                                              of Funds in    of Investment
                                              the Alliance   Portfolios within
                               Total          Fund Complex,  the Funds,
                               Compensation   Including the  Including the
                               From the       Fund, as to    Fund, as to
                               Alliance Fund  which the      which the
                 Aggregate     Complex,       Director is a  Director is a
Name of          Compensation  Including the  Director or    Director or
Director         From the Fund Fund           Trustee        Trustee
___________      ____________  ______________ _____________  _______________

John D. Carifa        $0          $0               52              114
Ruth Block            $4,001      $157,500         38              76
David H. Dievler      $3,986      $182,000         45              79
John H. Dobkin        $4,007      $121,250         31              52
William H. Foulk, Jr. $4,108      $144,250         34              70
Dr. James M. Hester   $3,976      $148,500         39              73
Clifford L. Michel    $3,976      $146,068         39              88
Donald J. Robinson    $3,933      $137,250         42              102

         As of October 3, 1997, the Directors and officers of the

Fund as a group owned less than 1% of the shares of the Fund.

____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the Rule 12b-1 Plan).

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker- dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act), are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 with respect to Class A shares and Class B shares, was amended as of April 30, 1993 to permit distribution of Class C Shares and again on September 16, 1996 to permit the distribution of Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended July 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $253,527, which constituted .24% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $189,412. Of the $442,939 paid by the Fund and the Adviser under the Plan, $41,213 was spent on advertising, $1,911 on the printing and mailing of prospectuses for persons other than current shareholders, $303,664 for compensation to broker-dealers and other financial intermediaries (including $76,135 to the Fund's Principal Underwriter), $7,015 for compensation to sales personnel and $89,136 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $204,078, which constituted 1.0% of the average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $299,764. Of the $503,842 paid by the Fund and the Adviser under the Plan, $55,398 was spent on advertising, $3,098 on the printing and mailing of prospectuses for persons other than current shareholders, $306,232 for compensation to broker-dealers and other financial intermediaries (including $102,071 to the Fund's Principal Underwriter), $4,316 for compensation to sales personnel, $108,823 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $25,975 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended July 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $60,441, which constituted 1.0% of the average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $115,766. Of the $176,207 paid by the Fund and the Adviser under the Plan, $21,109 was spent on advertising, $1,322 on the printing and mailing of prospectuses for persons other than current shareholders, $109,184 for compensation to broker-dealers and other financial intermediaries (including $39,831 to the Fund's Principal Underwriter), $639 for compensation to sales personnel, $40,042 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $3,911 on interest on Class C shares financing.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 15, 1997.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended July 31, 1997, the Fund paid Alliance Fund Services, Inc. $151,926 for transfer agency services.

____________________________________________________________

                       PURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge) ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker- dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares3

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for
____________________

3. Advisor Class shares are sold only to investors described above in this section under "-General."

the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended July 31, 1997, 1996 and 1995, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $100,315, $100,922, and $86,384, respectively. Of that amount the Principal Underwriter received the amounts of $5,903, $7,573 and $4,819, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1997, 1996 and 1995, the Principal Underwriter received contingent deferred sales charges of $521, $0, and $0, respectively, on Class A shares, $34,203, $43,572, and $71,604, respectively, on Class B shares, and $1,445, $0, and $0, respectively on Class C shares.

         Class A Shares

The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                   As % of        the            or Agents
                   Net            Public         As % of
Amount of          Amount         Offering       Offering
Purchase           Invested       Price          Price
________           ________       ________       ____________


Less than $100,000 4.44%          4.25%          4.00%
$100,000 but less
  than $250,000    3.36           3.25           3.00
$250,000 but less
  than $500,000    2.30           2.25           2.00
$500,000 but less
  than $1,000,000* 1.78           1.75           1.50

__________________
*There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at October 1, 1997.

         Net Asset Value per Class A share
              at October 1, 1997                 $16.70

         Class A Per Share Sales Charge -
              4.25% of offering price
              (4.44% of net asset value per      $ 0.74
              share)                             ______

         Class A Per Share Offering Price to
              the Public                         $17.44
                                                 ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.

Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services,

Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional
Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

       (i)  the investor's current purchase;

      (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance
            Mutual Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month
period.   Sales charges previously paid during such period will
not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser, present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc.

and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution- related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                   Shares Purchased    Shares Purchased
Year                    Before            on or After
Since Purchase     November 19, 1993   November 19, 1993

First                    5.5%                4.0%
Second                   4.5%                3.0%
Third                    3.5%                2.0%
Fourth                   2.5%                1.0%
Fifth                    1.5%                None
Sixth                    0.5%                None
Seventh and thereafter   None                None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding Class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services-- Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution- related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" by investment advisory clients of, and certain other persons associated with, the Adviser and, its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser of financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Funds Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

____________________________________________________________

                      SHAREHOLDER SERVICES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchange of

Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as describe above in this section are taxable transactions for the federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares acquired after that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

____________________________________________________________

                         NET ASSET VALUE
____________________________________________________________

         The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the Exchange (currently
4:00 p.m. Eastern time) following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act). The Fund's per share net asset value is calculated by dividing the value of its total assets, less its liabilities, by the total number of its shares then outstanding. The net asset value is calculated at the close of business on each Fund business day. For this purpose, a Fund's business day is any weekday on which the Exchange is open for trading. Portfolio securities which are traded over-the-counter and on a national securities exchange are valued in the market which the Board of Directors determines is the broadest and most representative. When securities are valued in the over-the-counter market, valuations are at the mean of the closing bid and asked prices. When Exchange valuations are used, the valuation is the last quoted sales price as of the close of the Exchange on the day of valuation; if there have been no sales during the day, the mean value of the closing bid and asked prices is used. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without exclusive reliance upon quoted prices, since such valuations are believed by the Board more accurately to reflect the fair value of such securities. At the present time, the Fund is employing a pricing service. Several pricing services are available, and the Board of Directors may authorize the use of another such service. In addition, the Board has directed the officers of the Fund periodically to compare valuations obtained from the pricing service with quotations from bond dealers. Temporary investments in short-term securities having a maturity of 60 days or less are valued at original cost which, when combined with amortized discount or accrued interest receivable, approximates market.

         The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
____________________________________________________________

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities); and (c) with respect to its taxable year ending July 31, 1998, the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months. If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to the Fund's shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long- term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to its shareholders. The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders which meet certain minimum distribution requirements. For this purpose, income or gain retained by the Fund which is subject to corporate income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November or December payable to shareholders of record as of a specified date during such month and paid in the following January will be treated as having been paid by the Fund and received by shareholders in December.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option of its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that the Fund derive no more than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Except as noted below, distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Gains derived from assets sold before May 7, 1997, and held for more than 18 months will be treated as mid-term gains. Gains derived from assets sold after May 6, 1997, and before July 29, 1997, and held for more than one year will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

____________________________________________________________

                     PORTFOLIO TRANSACTIONS
____________________________________________________________

         Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         With respect to orders placed with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e- 1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended July 31, 1997, 1996 and 1995, the Fund incurred brokerage commissions amounting in the aggregate to $225,475, $275,290 and $308,733, respectively.
During the fiscal years ended July 31, 1997, 1996 and 1995, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1997, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 1997, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1997, transactions in portfolio securities of the Fund aggregating $548,427,354 with associated brokerage commissions of approximately $225,475 were allocated to persons or firms supplying research services to the Fund or the Adviser.

____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

Capitalization

         The Fund's capital stock of the Fund currently consists of 60,000,000 shares of Class A Common Stock, 60,000,000 shares of Class B Common Stock, 60,000,000 shares of Class C and 60,000,000 shares of Advisor Class Common Stock each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         At October 1, 1997 there were 9,042,612 shares of common stock of the Fund outstanding including 7,044,326 Class A shares, 1,557,512 Class B shares, 343,437 Class C shares, and 97,337 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or owned beneficially, 5% or more of the outstanding shares of the Fund as of October 3, 1997:

                                   No. of       % of
Name and Address        Class      Shares       Class

Merrill Lynch           B          220,453      14.18%
4800 Deer Lake Dr.
Jacksonville, FL

Merrill Lynch           C          83,648       24.20%
4800 Deer Lake Dr.
Jacksonville, FL

Ray Lillywhite          ADVISOR    10,165       10.43%
1227 Ballena Blvd.
Alameda, CA

Alliance Capital Mgmt.  ADVISOR    82,825       85.00%
Profit Sharing Plan
1345 Avenue of the
Americas
New York, NY

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement , the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer & Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

         Price Waterhouse LLP, New York, New York, serves as independent accountants for the Fund. All references to Price
Waterhouse in the Prospectus and Statement of Additional
Information are to Price Waterhouse LLP.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class the Fund's "total return" is its average annual total return for its most recently completed one-, five- and ten-year periods. The Fund's total return for such a period is computed through the use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's average annual total return for Class A shares for the one-, five- and ten-year period ended July 31, 1997 was 27.80%, 11.32% and 9.18%, respectively. The Fund's average annual total return for Class B shares for the one- and five- year period ended July 31, 1997 was 28.34% and 11.42%, respectively, and for the period February 4, 1991 (commencement of distribution) through July 31, 1997 was 11.25%. The Fund's average annual total return for Class C shares for the one-year period ended July 31, 1997 was 31.37%, and for the period from May 3, 1993 (commencement of distribution) through July 31, 1997 was 12.08%. The Fund's average annual total return for Advisor Class shares for the period October 2, 1996 (commencement of distribution) through July 31, 1997 was 25.96%.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

________________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
________________________________________________________________

ALLIANCE BALANCED SHARES

ANNUAL REPORT
JULY 31, 1997

ALLIANCE CAPITAL


PORTFOLIO OF INVESTMENTS
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-61.7%
FINANCE-15.7%
BROKERAGE & MONEY MANAGEMENT-1.8%
Morgan Stanley, Dean Witter, Discover & Co.      26,000    $   1,360,125
Salomon, Inc.                                    20,700        1,313,156
                                                             ------------
                                                               2,673,281

INSURANCE-6.1%
American International Group, Inc.               25,500        2,715,750
Life Re Corp.                                    39,500        2,162,625
Providian Financial Corp. (a)                    38,000        1,489,125
TIG Holdings, Inc.                                7,800          255,450
Travelers Group, Inc.                            32,000        2,302,000
                                                             ------------
                                                               8,924,950

MISCELLANEOUS-7.8%
American Express Co.                             20,000        1,675,000
Associates First Capital Corp. Cl.A              22,500        1,483,594
Beneficial Corp.                                 29,000        2,102,500
MBNA Corp.                                       78,750        3,543,750
MGIC Investment Corp.                            49,000        2,575,562
                                                             ------------
                                                              11,380,406
                                                             ------------
                                                              22,978,637

ENERGY-12.4%
DOMESTIC PRODUCTS-2.5%
Apache Corp.                                     26,500          934,125
Gulf Canada Resources, Ltd. (a)(b)              147,600        1,143,900
Louis Dreyfus Natural Gas Corp. (a)              50,800          806,450
Murphy Oil Corp.                                 15,000          780,938
                                                             ------------
                                                               3,665,413

OIL & GAS EXPLORATION-0.4%
Union Texas Petroleum, Inc.                      23,900          497,419

OIL SERVICE-9.5%
Baker Hughes, Inc.                               48,000        2,115,000
BJ Services Co. (a)                              18,700        1,215,500
Halliburton Co.                                  50,000        2,300,000
Nabors Industries, Inc. (a)                      33,900        1,059,375
Noble Drilling Corp. (a)                         56,500        1,585,531
Parker Drilling Co. (a)                         101,200        1,321,925
Santa Fe International Corp. (a)                 20,500          845,625
Schlumberger, Ltd.                               13,500        1,031,062
Transocean Offshore, Inc.                        18,900        1,543,894
USX-Marathon Group                               30,000          965,625
                                                             ------------
                                                              13,983,537
                                                             ------------
                                                              18,146,369

CONSUMER SERVICES-9.8%
BROADCASTING & CABLE-2.6%
Cablevision Systems Corp. Cl.A (a)               17,000        1,009,375
Nextel Communications, Inc. Cl.A (a)             46,100        1,110,722
Viacom, Inc. Cl.B (a)                             8,000          247,000
Westinghouse Electric Corp.                      60,000        1,443,750
                                                             ------------
                                                               3,810,847

ENTERTAINMENT & LEISURE-1.9%
Time Warner, Inc.                                50,000        2,728,125

HOTELS & RESTAURANTS-3.2%
Host Marriott Corp. (a)                          77,000        1,535,187
ITT Corp. (a)                                    50,000        3,196,875
                                                             ------------
                                                               4,732,062


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
RETAILING-2.1%
Dayton Hudson Corp.                              13,750    $     888,594
Federated Department Stores, Inc. (a)            40,800        1,787,550
Office Depot, Inc. (a)                           22,500          390,937
                                                             ------------
                                                               3,067,081
                                                             ------------
                                                              14,338,115

HEALTH CARE-5.6%
BIOTECHNOLOGY-0.6%
Centocor, Inc. (a)                               25,000          961,719

DRUGS-2.3%
Pfizer, Inc.                                     23,000        1,371,375
Warner-Lambert Co.                               14,700        2,053,406
                                                             ------------
                                                               3,424,781

MEDICAL PRODUCTS-0.6%
Steris Corp. (a)                                 22,400          863,100

MEDICAL SERVICES-2.1%
McKesson Corp.                                   12,000        1,040,250
Pacificare Health Systems Cl.B (a)               28,000        1,986,250
                                                             ------------
                                                               3,026,500
                                                             ------------
                                                               8,276,100

TECHNOLOGY-5.4%
COMPUTER HARDWARE-2.3%
Ceridian Corp. (a)                               50,700        2,218,125
Storage Technology Corp. (a)                     24,100        1,205,000
                                                             ------------
                                                               3,423,125

COMPUTER PERIPHERALS-0.4%
Seagate Technology, Inc. (a)                     15,250          626,203

SEMI-CONDUCTORS CAPITAL EQUIPMENT-0.2%
Teradyne, Inc. (a)                                4,600          215,050

SEMI-CONDUCTORS & RELATED-1.6%
Micron Technology, Inc.                          33,500        1,631,031
National Semiconductor Corp. (a)                 20,000          630,000
                                                             ------------
                                                               2,261,031

TELECOMMUNICATION EQUIPMENT-0.9%
Nokia Corp. (ADR)(c)                             16,000        1,370,000
                                                             ------------
                                                               7,895,409

CONSUMER STAPLES-4.0%
RETAIL/FOOD & DRUG-0.9%
Rite Aid Corp.                                   27,000        1,402,313

TOBACCO-3.1%
Loews Corp.                                      10,000        1,081,250
RJR Nabisco Holdings Corp.                      105,000        3,445,312
                                                             ------------
                                                               4,526,562
                                                             ------------
                                                               5,928,875

UTILITY-2.7%
Teleport Communications Group, Inc. Cl.A. (a)    35,000        1,380,313
WorldCom, Inc. (a)                               75,350        2,634,895
                                                             ------------
                                                               4,015,208

BASIC INDUSTRIES-1.6%
CHEMICALS-1.2%
Cytec Industries, Inc. (a)                       12,250          483,875
Monsanto Co.                                     24,500        1,220,406
                                                             ------------
                                                               1,704,281

PAPER & FOREST PRODUCTS-0.4%
Jefferson Smurfit Corp. (a)                      17,400          327,338
Stone Container Corp. (a)                        20,000          332,500
                                                             ------------
                                                                 659,838
                                                             ------------
                                                               2,364,119

MULTI INDUSTRY COMPANIES-1.6%
Tyco International, Ltd.                         28,000        2,268,000


8



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
POLLUTION CONTROL-1.4%
WMX Technologies, Inc.                           64,500    $   2,064,000

TRANSPORTATION-1.3%
SHIPPING-1.3%
Knightsbridge Tankers, Ltd.                      41,200        1,143,300
Omi Corp. (a)                                    73,900          822,138
                                                             ------------
                                                               1,965,438

CONSUMER MANUFACTURING-0.2%
AUTO & RELATED-0.2%
Republic Industries, Inc. (a)                    14,600          359,525
Total Common Stocks & Other Investments
  (cost $66,152,902)                                          90,599,795

U.S. GOVERNMENT OBLIGATIONS-18.0%
U.S. Treasury Bond
  6.625%, 2/15/27                               $ 2,460        2,568,387
U.S. Treasury Notes
  6.125%, 8/31/98                                11,575       11,636,463
  6.25%, 4/30/01                                  4,450        4,511,187
  6.50%, 5/31/02                                  3,750        3,841,388
  6.875%, 5/15/06                                 2,650        2,796,996
  7.875%, 4/15/98                                 1,000        1,015,940
Total U.S. Government Obligations
  (cost $25,783,727)                                          26,370,361

YANKEE BONDS-8.5%
Dao Heng Bank, Ltd.
  7.75%, 1/24/07 (d)                              2,000        2,064,800
Perez Companc, S.A.
  8.125%, 7/15/07 (d)                             1,500        1,515,000
Quebec Province Canada
  7.125%, 2/09/24                                 2,000        2,016,400
RAS Laffan Liquefied Natural Gas
  8.294%, 3/15/14 (d)                             1,250        1,382,404
Reliance Industries, Ltd.
  10.375%, 6/24/16 (d)                            1,650        1,860,375
Russian Federation
  10.00%, 6/26/07 (d)                             1,500        1,539,375
Zurich Capital Trust I
  8.376%, 6/01/37 (d)                             2,000        2,171,874
Total Yankee Bonds
  (cost $12,002,757)                                          12,550,228

CORPORATE DEBT OBLIGATIONS-5.4%
FINANCIAL-2.8%
Ford Motor Credit Co.
  6.125%, 1/09/06                                 2,000        1,938,278
United Companies Financial Corp.
  8.375%, 7/01/05                                 2,000        2,070,960
                                                             ------------
                                                               4,009,238

INDUSTRIAL-1.5%
Turner Broadcasting Systems, Inc.
  8.375%, 7/01/13                                 2,040        2,215,909

BANKING-1.1%
Dime Capital Trust I, Series A
  9.33%, 5/06/27                                  1,500        1,651,353
Total Corporate Debt Obligations
  (cost $7,534,649)                                            7,876,500

MORTGAGE-RELATED SECURITIES-3.3%
Federal Home Loan Bank
  7.00%, 9/01/11                                  2,750        2,785,718
Government National Mortgage Association
  7.50%, 3/15/27                                  1,007        1,024,237
  7.50%, 4/15/27                                    994        1,010,578
Total Mortgage-Related Securities
  (cost $4,686,591)                                            4,820,533


9



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-2.9%
Prudential Funding Corp.
  5.48%, 8/08/97                                $ 3,430    $   3,426,345
  5.55%, 8/06/97                                    800          799,384
Total Commercial Paper
  (amortized cost $4,225,729)                                  4,225,729

TOTAL INVESTMENTS-99.8%
  (cost $120,386,355)                                      $ 146,443,146
Other assets less liabilities-0.2%                               323,612

NET ASSETS-100%                                            $ 146,766,758


(a)  Non-income producing security.

(b)  Canadian holding.

(c)  Country of origin--Finland.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1997, the aggregate market value of these securities amounted to $10,533,828 representing 7.2% of net assets.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


10



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $120,386,355)        $ 146,443,146
  Cash                                                                  27,993
  Receivable for investment securities sold                          2,127,113
  Dividends and interest receivable                                    871,896
  Receivable for capital stock sold                                     83,879
  Total assets                                                     149,554,027

LIABILITIES
  Payable for investment securities purchased                        2,059,514
  Payable for capital stock redeemed                                   334,796
  Advisory fee payable                                                  75,330
  Distribution fee payable                                              47,322
  Accrued expenses                                                     270,307
  Total liabilities                                                  2,787,269

NET ASSETS                                                       $ 146,766,758

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      91,162
  Additional paid-in capital                                       112,063,341
  Undistributed net investment income                                  384,796
  Accumulated net realized gain on investments and
    foreign currency transactions                                    8,170,668
  Net unrealized appreciation of investments                        26,056,791
                                                                 $ 146,766,758

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($115,499,920 / 7,143,992 shares of capital stock
    issued and outstanding)                                             $16.17
  Sales charge--4.25% of public offering price                             .72
  Maximum offering price                                                $16.89

  CLASS B SHARES
  Net asset value and offering price per share
    ($24,191,887 / 1,527,970 shares of capital stock
    issued and outstanding)                                             $15.83

  CLASS C SHARES
  Net asset value and offering price per share
    ($5,510,171 / 347,492 shares of capital stock
    issued and outstanding)                                             $15.86

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price
    per share ($1,564,780 / 96,761 shares of capital
    stock issued and outstanding)                                       $16.17


See notes to financial statements.


11



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $  3,836,283
  Dividends (net of foreign taxes withheld of $5,211)   899,694   $  4,735,977

EXPENSES
  Advisory fee                                          828,903
  Distribution fee - Class A                            253,527
  Distribution fee - Class B                            204,078
  Distribution fee - Class C                             60,441
  Transfer agency                                       222,239
  Administrative                                        133,561
  Custodian                                             122,132
  Audit and Legal                                        99,331
  Registration                                           97,085
  Printing                                               60,821
  Directors' fees                                        33,500
  Miscellaneous                                          41,347
  Total expenses                                      2,156,965
  Less: expense offset arrangement (see Note B)         (16,623)
  Net expense                                                        2,140,342
  Net investment income                                              2,595,635

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investment transactions                       8,453,794
  Net realized gain on foreign currency transactions                    27,713
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     27,538,594
    Foreign currency                                                    (2,283)
Net gain on investments and foreign currency transactions           36,017,818

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 38,613,453


See notes to financial statements.


12



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                     JULY 31,       JULY 31,
                                                       1997           1996
                                                   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,595,635   $  3,133,713
  Net realized gain on investments and
    foreign currency transactions                     8,481,507     19,958,567
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                  27,536,311    (15,276,292)
Net increase in net assets from operations           38,613,453      7,815,988

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (2,308,924)    (3,160,459)
    Class B                                            (341,037)      (358,703)
    Class C                                            (102,618)      (123,287)
    Advisor Class                                       (10,350)            -0-
  Net realized gain on investments
    Class A                                         (12,582,512)   (11,691,852)
    Class B                                          (2,409,113)    (1,628,196)
    Class C                                            (793,084)      (577,846)
    Advisor Class                                       (19,832)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                         (335,371)    (5,439,472)
  Total increase (decrease)                          19,710,612    (15,163,827)

NET ASSETS
  Beginning of year                                 127,056,146    142,219,973
  End of year (including undistributed net
    investment income of $384,796 and
    $200,802, respectively)                        $146,766,758   $127,056,146


See notes to financial statements.


13



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of that exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net foreign currency gains represent foreign exchange gains from sales and maturities of securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax


14



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign exchange gains, resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 1997, such reimbursement amounted to $133,561.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $151,926 for the year ended July 31, 1997.

In addition, for the year ended July 31, 1997, the Fund's expenses were reduced by $16,623 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $5,903 from the sales of Class A shares and $521, $34,203 and $1,445 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C, respectively, for the year ended July 31, 1997.

Brokerage commissions paid on securities transactions for the year ended July 31, 1997 amounted to $225,475, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. There is no distribution fee on the Advisor Class shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,533,382 and $463,860, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $152,574,432 and $163,494,792, respectively, for the year ended July 31, 1997. There were purchases of $113,603,802 and sales of $118,754,328 of U.S. government and government agency obligations for the year ended July 31, 1997.

At July 31, 1997, the cost of securities for federal income tax purposes was $120,416,909. Accordingly gross unrealized appreciation of investments was $26,475,557 and gross unrealized depreciation of investments was $449,320 resulting in net unrealized appreciation of $26,026,237 excluding foreign currency.

The Fund incurred and elected to defer post October currency losses of $15,159 for the year ended July 31, 1997.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1997, the Fund had no outstanding forward exchange currency contracts.

2. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended July 31, 1997.


16



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 30,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              308,965       448,058   $   4,417,304   $   6,746,741
Shares issued in
  reinvestment of
  dividends and
  distributions          872,819       836,417      12,031,921      12,060,428
Shares converted
  from Class B            37,939         6,918         545,801          99,012
Shares redeemed       (1,394,620)   (2,066,376)    (19,984,934)    (30,463,433)
Net decrease            (174,897)     (774,983)  $  (2,989,908)  $ (11,557,252)

CLASS B
Shares sold              414,263       430,446   $   5,850,511   $   6,327,512
Shares issued in
  reinvestment of
  dividends and
  distributions          168,175       113,453       2,274,998       1,612,145
Shares converted
  to Class A             (38,679)       (6,961)       (545,801)        (99,012)
Shares redeemed         (349,522)     (216,587)     (4,922,989)     (3,180,587)
Net increase             194,237       320,351   $   2,656,719   $   4,660,058

CLASS C
Shares sold              116,909       157,902   $   1,671,934   $   2,334,144
Shares issued in
  reinvestment of
  dividends and
  distributions           50,995        37,104         690,495         527,785
Shares redeemed         (261,860)      (96,534)     (3,718,421)     (1,404,207)
Net increase
  (decrease)             (93,956)       98,472   $  (1,355,992)  $   1,457,722


                     OCT. 2, 1996*               OCT. 2, 1996*
                          TO                         TO
                     JULY 31, 1997               JULY 31, 1997
                     ------------                --------------
ADVISOR CLASS
Shares sold               99,609                 $   1,393,347
Shares issued in
  reinvestment of
  dividends and
  distributions            2,157                        30,179
Shares redeemed           (5,005)                      (69,716)
Net increase              96,761                 $   1,353,810


*    Commencement of distribution.


17



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS A
                                                 ----------------------------------------------------------------
                                                                                           OCT. 1,
                                                                                            1993         YEAR
                                                            YEAR ENDED JULY 31,            THROUGH       ENDED
                                                 --------------------------------------    JULY 31,     SEPT. 30,
                                                     1997          1996         1995       1994(A)        1993
                                                 ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of period               $14.01        $15.08       $13.38       $14.40        $13.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .31(b)        .37          .46          .29           .34
Net realized and unrealized gain (loss)
  on investments                                     3.97           .45         1.62         (.74)         1.29
Net increase (decrease) in net asset
  value from operations                              4.28           .82         2.08         (.45)         1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.32)         (.41)        (.36)        (.28)         (.43)
Distributions from net realized gains               (1.80)        (1.48)        (.02)        (.29)           -0-
Total dividends and distributions                   (2.12)        (1.89)        (.38)        (.57)         (.43)
Net asset value, end of period                     $16.17        $14.01       $15.08       $13.38        $14.40

TOTAL RETURN
Total investment return based on net
  asset value (c)                                   33.46%         5.23%       15.99%       (3.21)%       12.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $115,500      $102,567     $122,033     $157,637      $172,484
Ratio of expenses to average net assets              1.47%(d)      1.38%        1.32%        1.27%(e)      1.35%
Ratio of net investment income to average
  net assets                                         2.11%         2.41%        3.12%        2.50%(e)      2.50%
Portfolio turnover rate                               207%          227%         179%         116%          188%
Average commission rate (f)                        $.0552            --           --           --            --


See footnote summary on page 21.


18



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
                                                 ---------------------------------------------------------------
                                                                                          OCT. 1,
                                                                                           1993        YEAR
                                                           YEAR ENDED JULY 31,            THROUGH      ENDED
                                                 -------------------------------------    JULY 31,    SEPT. 30,
                                                     1997         1996         1995       1994(A)       1993
                                                 ------------  ----------  -----------  -----------  -----------
Net asset value, beginning of period               $13.79       $14.88       $13.23       $14.27       $13.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .19(b)       .28          .30          .22          .29
Net realized and unrealized gain (loss)
  on investments                                     3.89          .42         1.65         (.75)        1.22
Net increase (decrease) in net asset
  value from operations                              4.08          .70         1.95         (.53)        1.51
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.24)        (.31)        (.28)        (.22)        (.37)
Distribution from net realized gains                (1.80)       (1.48)        (.02)        (.29)          -0-
Total dividends and distributions                   (2.04)       (1.79)        (.30)        (.51)        (.37)
Net asset value, end of period                     $15.83       $13.79       $14.88       $13.23       $14.27
TOTAL RETURN
Total investment return based on net
  asset value (c)                                   32.34%        4.45%       15.07%       (3.80)%      11.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $24,192      $18,393      $15,080      $14,347      $12,789
Ratio of expenses to average net assets              2.25%(d)     2.16%        2.11%        2.05%(e)     2.13%
Ratio of net investment income to
  average net assets                                 1.32%        1.61%        2.30%        1.73%(e)     1.72%
Portfolio turnover rate                               207%         227%         179%         116%         188%
Average commission rate (f)                        $.0552           --           --           --           --


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                                 ---------------------------------------------------------------
                                                                                          OCT. 1,
                                                                                           1993        YEAR
                                                           YEAR ENDED JULY 31,            THROUGH      ENDED
                                                 -------------------------------------    JULY 31,    SEPT. 30,
                                                     1997         1996         1995       1994(A)       1993
                                                 -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period               $13.81       $14.89       $13.24       $14.28       $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .20(b)       .26          .30          .24          .11
Net realized and unrealized gain (loss)
  on investments                                     3.89          .45         1.65         (.77)         .71
Net increase (decrease) in net asset
  value from operations                              4.09          .71         1.95         (.53)         .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.24)        (.31)        (.28)        (.22)        (.17)
Distributions from net realized gains               (1.80)       (1.48)        (.02)        (.29)          -0-
Total dividends and distributions                   (2.04)       (1.79)        (.30)        (.51)        (.17)
Net asset value, end of period                     $15.86       $13.81       $14.89       $13.24       $14.28

TOTAL RETURN
Total investment return based on net
  asset value (c)                                   32.37%        4.52%       15.06%       (3.80)%       6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $5,510       $6,096       $5,108       $6,254       $1,487
Ratios of expenses to average net assets             2.23%(d)     2.15%        2.09%        2.03%(e)     2.29%(e)
Ratios of net investment income to
  average net assets                                 1.37%        1.63%        2.32%        1.81%(e)     1.47%(e)
Portfolio turnover rate                               207%         227%         179%         116%         188%
Average commission rate (f)                        $.0552           --           --           --           --


See footnote summary on page 21.


20



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                              ADVISOR CLASS
                                                            OCTOBER 2, 1996(G)
                                                                    TO
                                                              JULY 31, 1997
                                                            ------------------
Net asset value, beginning of period                              $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                            .23
Net realized and unrealized gain on investments                     3.22
Net increase in net asset value from operations                     3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.27)
Distributions from net realized gains                              (1.80)
Total dividends and distributions                                  (2.07)
Net asset value, end of period                                    $16.17

TOTAL RETURN
Total investment return based on net asset value (c)               25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $1,565
Ratio of expenses to average net assets (d)(e)                      1.30%
Ratio of net investment income to average net assets (e)            2.15%
Portfolio turnover rate                                              207%
Average commission rate (f)                                       $.0552


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1997, the net expense ratio was 1.46%, 2.24%, 2.22% and 1.29% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


21



REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
September 17, 1997


22

ALLIANCE BALANCED SHARES

SEMI-ANNUAL REPORT
JANUARY 31, 1998

ALLIANCE CAPITAL






PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-58.1%
FINANCE-11.0%
BANKING - MONEY CENTER-3.4%
Chase Manhattan Corp.                            34,000      $ 3,644,375
Citicorp                                         14,000        1,666,000
                                                             ------------
                                                               5,310,375

BROKERAGE & MONEY MANAGEMENT-1.0%
Morgan Stanley, Dean Witter, Discover and Co.    26,000        1,517,750

INSURANCE-1.5%
American International Group, Inc.                8,600          948,687
Hartford Life, Inc. Cl.A                         11,000          470,938
Travelers Group, Inc.                            18,086          895,257
                                                             ------------
                                                               2,314,882

MISCELLANEOUS-5.1%
Household International, Inc.                     7,900          983,550
MBNA Corp.                                      118,125        3,669,258
MGIC Investment Corp.                            49,000        3,313,625
                                                             ------------
                                                               7,966,433
                                                             ------------
                                                              17,109,440

CONSUMER SERVICES-7.6%
AIRLINES-0.8%
Northwest Airlines Corp. Cl.A (a)                21,000        1,189,125

BROADCASTING & CABLE-1.6%
A.H. Belo Corp. Series A                         19,500        1,046,906
Cablevision Systems Corp. Cl.A (a)               17,000        1,502,375
                                                             ------------
                                                               2,549,281

ENTERTAINMENT & LEISURE-0.6%
Harley-Davidson, Inc.                            35,000          879,375

PRINTING & PUBLISHING-1.4%
Gannett Co., Inc.                                19,000        1,149,500
Reuters Holdings Plc Cl.B (ADR) (b)              20,000        1,070,000
                                                             ------------
                                                               2,219,500

RETAIL - GENERAL MERCHANDISE-3.2%
Dayton Hudson Corp.                              20,350        1,463,928
Federated Department Stores, Inc. (a)            40,800        1,728,900
Home Depot, Inc.                                 27,900        1,682,719
                                                             ------------
                                                               4,875,547
                                                             ------------
                                                              11,712,828

HEALTH CARE-7.3%
BIOTECHNOLOGY-1.2%
Centocor, Inc. (a)                               35,000        1,403,281
Genzyme Corp. (a)                                15,000          400,781
                                                             ------------
                                                               1,804,062

DRUGS-3.4%
American Home Products Corp.                     13,000        1,240,688
Merck & Co., Inc.                                20,800        2,438,800
Schering-Plough Corp.                            22,900        1,657,387
                                                             ------------
                                                               5,336,875

MEDICAL PRODUCTS-1.0%
Baxter International, Inc.                       18,000        1,002,375
Becton, Dickinson & Co.                          10,000          631,250
                                                             ------------
                                                               1,633,625

MEDICAL SERVICES-1.7%
PacifiCare Health Systems, Inc. Cl.B (a)         28,000        1,624,875
United Healthcare Corp.                          19,000          973,750
                                                             ------------
                                                               2,598,625
                                                             ------------
                                                              11,373,187

ENERGY-7.3%
DOMESTIC INTEGRATED-1.9%
USX-Marathon Group                               87,000        2,919,937


6


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
DOMESTIC PRODUCERS-2.4%
Apache Corp.                                     39,500      $ 1,308,437
Enron Oil & Gas Co.                              24,000          480,000
Gulf Canada Resources, Ltd. (a)(c)              147,600          793,350
Murphy Oil Corp.                                 15,000          749,063
Union Pacific Resources Group, Inc.              20,000          447,500
                                                             ------------
                                                               3,778,350

OIL SERVICE-2.9%
Nabors Industries, Inc. (a)                      33,900          811,481
Noble Drilling Corp. (a)                         56,500        1,511,375
Santa Fe International Corp.                     20,500          749,531
Schlumberger, Ltd.                               13,500          994,782
Transocean Offshore, Inc.                         9,800          389,550
                                                             ------------
                                                               4,456,719

MISCELLANEOUS-0.1%
AES Corp. (a)                                     1,700           72,781
                                                             ------------
                                                              11,227,787

TECHNOLOGY-7.3%
COMMUNICATIONS EQUIPMENT-0.8%
Nokia Corp. (ADR) (d)                            16,000        1,216,000

COMPUTER HARDWARE-1.4%
Compaq Computer Corp.                            44,800        1,346,800
Hewlett-Packard Co.                              14,000          840,000
                                                             ------------
                                                               2,186,800

COMPUTER SERVICES-2.5%
Electronic Data Systems Corp.                    27,700        1,153,012
First Data Corp.                                 86,400        2,646,000
                                                             ------------
                                                               3,799,012

NETWORKING SOFTWARE-1.1%
CISCO Systems, Inc. (a)                          27,000        1,703,531

SEMI-CONDUCTOR COMPONENTS-1.5%
Altera Corp. (a)                                 13,500          462,797
Atmel Corp. (a)                                  51,300          828,816
Xilinx, Inc. (a)                                 27,000        1,025,156
                                                             ------------
                                                               2,316,769
                                                             ------------
                                                              11,222,112

CONSUMER STAPLES-5.3%
COSMETICS-0.6%
Avon Products, Inc.                              15,000          900,000

FOOD-1.3%
Campbell Soup Co.                                23,200        1,241,200
Tyson Foods, Inc. Cl.A                           46,000          830,875
                                                             ------------
                                                               2,072,075

HOUSEHOLD PRODUCTS-0.6%
Viad Corp.                                       48,000          954,000

TOBACCO-2.8%
Loews Corp.                                      10,000          998,125
RJR Nabisco Holdings Corp.                      105,000        3,307,500
                                                             ------------
                                                               4,305,625
                                                             ------------
                                                               8,231,700

UTILITIES-4.4%
ELECTRIC & GAS UTILITY-1.9%
FPL Group, Inc.                                  50,000        2,868,750

TELEPHONE UTILITY-2.5%
Teleport Communications Group, Inc. Cl.A (a)     21,100        1,177,644
WorldCom, Inc. (a)                               75,350        2,700,826
                                                             ------------
                                                               3,878,470
                                                             ------------
                                                               6,747,220

BASIC INDUSTRIES-2.4%
CHEMICALS-1.7%
E.I. Du Pont de Nemours & Co.                    29,100        1,647,787
Praxair, Inc.                                    21,600          895,050
                                                             ------------
                                                               2,542,837


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
CONTAINERS-0.4%
Sealed Air Corp. (a)                             10,400      $   653,900
PAPER & FOREST PRODUCTS-0.3%
Jefferson Smurfit Corp. (a)                      17,400          266,438
Stone Container Corp. (a)                        20,000          255,000
                                                             ------------
                                                                 521,438
                                                             ------------
                                                               3,718,175

MULTI INDUSTRY COMPANIES-2.2%
Tyco International, Ltd.                         56,000        2,485,000
U.S. Industries, Inc.                            33,000          926,063
                                                             ------------
                                                               3,411,063

CAPITAL GOODS-2.0%
POLLUTION CONTROL-1.1%
USA Waste Services, Inc. (a)                     24,000          882,000
Waste Management, Inc.                           37,000          869,500
                                                             ------------
                                                               1,751,500

MISCELLANEOUS-0.9%
United Technologies Corp.                        17,300        1,412,113
                                                             ------------
                                                               3,163,613

CONSUMER MANUFACTURING-0.7%
APPLIANCES-0.5%
Sunbeam Corp.                                    20,000          758,750

AUTO & RELATED-0.2%
Republic Industries, Inc. (a)                    14,600          305,688
                                                             ------------
                                                               1,064,438

AEROSPACE & DEFENSE-0.6%
AEROSPACE-0.6%
General Dynamics Corp.                           11,000          948,750

Total Common Stocks
  (cost $77,289,133)                                          89,930,313


                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
DEBT OBLIGATIONS-35.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-25.0%
Federal Home Loan Bank
  7.00%, 9/01/11                                $ 2,560      $ 2,619,459
U.S. Treasury Bond
  6.125%, 11/15/27                                7,785        8,128,007
U.S. Treasury Notes
  6.25%, 4/30/01                                 11,700       11,996,127
  6.50%, 8/31/01                                  6,900        7,140,396
  6.50%, 5/31/02                                  8,550        8,901,320
                                                             ------------
                                                              38,785,309

CORPORATE DEBT OBLIGATIONS-8.1%
ELECTRIC & GAS UTILITY-1.3%
Consolidated Edison Co.
  6.45%, 12/01/07                                 2,000        2,036,490

FINANCIAL-2.7%
Railcar Leasing LLC
  7.125%, 1/15/13 (e)                             2,000        2,150,038
United Companies Financial Corp.
  8.375%, 7/01/05                                 2,000        1,983,840
                                                             ------------
                                                               4,133,878

INDUSTRIAL-4.1%
Tele-Communications, Inc.
  9.80%, 2/01/12                                  1,650        2,054,811
The Williams Cos., Inc.
  6.125%, 2/01/01                                 2,000        2,004,760
Turner Broadcasting Systems, Inc.
  8.375%, 7/01/13                                 2,040        2,313,829
                                                             ------------
                                                               6,373,400
                                                             ------------
                                                              12,543,768


8


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)          VALUE
-------------------------------------------------------------------------
GOVERNMENT OBLIGATION-1.6%
AUSTRALIA-1.6%
Commonwealth of Australia
  10.00%, 10/15/07 (f)                           $2,750     $  2,424,470
YANKEE BOND-1.0%
Reliance Industries, Ltd.
  10.375%, 6/24/16 (e)                            1,650        1,595,976
Total Debt Obligations
  (cost $54,376,604)                                          55,349,523

SHORT-TERM INVESTMENTS-6.2%
COMMERCIAL PAPER-4.9%
Ford Motor Credit Corp.
  5.50%, 2/09/98                                  1,685        1,682,940
  5.59%, 2/02/98                                  2,500        2,499,612
Prudential Funding Corp.
  5.45%, 2/05/98                                  3,480        3,477,893
                                                            -------------
                                                               7,660,445

TIME DEPOSIT-1.3%
State Street Cayman Islands
  5.25%, 2/02/98                                 $2,000        2,000,000
Total Short-Term Investments
  (amortized cost $9,660,445)                                  9,660,445

TOTAL INVESTMENTS-100.0%
  (cost $141,326,182)                                        154,940,281
Other assets less liabilities-0.0%                                15,676

NET ASSETS-100%                                             $154,955,957


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom.

(c)  Canadian holding.

(d)  Country of origin--Finland.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At January 31, 1998, the aggregate market value of these securities amounted to $3,746,014 representing 2.4% of net assets.

(f) Security, or portion thereof, with aggregate market value of $2,424,470 has been segregated to collateralize forward exchange currency contracts.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


9


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $141,326,182)          $154,940,281
  Cash                                                                   20,805
  Receivable for investment securities sold                           1,742,948
  Dividends and interest receivable                                     822,198
  Receivable for capital stock sold                                     277,313
  Prepaid expenses                                                        5,872
  Total assets                                                      157,809,417

LIABILITIES
  Payable for investment securities purchased                         2,106,249
  Unrealized depreciation of forward exchange currency contracts        203,662
  Unclaimed dividends                                                    90,989
  Advisory fee payable                                                   81,066
  Distribution fee payable                                               53,490
  Payable for capital stock redeemed                                     23,239
  Accrued expenses                                                      294,765
  Total liabilities                                                   2,853,460

NET ASSETS                                                         $154,955,957

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    104,746
  Additional paid-in capital                                        131,951,823
  Undistributed net investment income                                   264,796
  Accumulated net realized gain on investments and foreign
    currency transactions                                             9,222,663
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      13,411,929
                                                                   $154,955,957

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($116,396,091/
    7,820,492 shares of capital stock issued and outstanding)            $14.88
  Sales charge--4.25% of public offering price                              .66
  Maximum offering price                                                 $15.54

  CLASS B SHARES
  Net asset value and offering price per share ($29,827,438/
    2,056,248 shares of capital stock issued and outstanding)            $14.51

  CLASS C SHARES
  Net asset value and offering price per share ($6,930,490/
    476,792 shares of capital stock issued and outstanding)              $14.54

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($1,801,938/121,033 shares of capital stock issued and
    outstanding)                                                         $14.89


See notes to financial statements.


10


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                           $1,968,767
  Dividends                                             461,427   $  2,430,194

EXPENSES
  Advisory fee                                          469,582
  Distribution fee - Class A                            139,649
  Distribution fee - Class B                            131,685
  Distribution fee - Class C                             29,543
  Transfer agency                                       100,914
  Custodian                                              64,997
  Administrative                                         59,675
  Registration                                           58,445
  Audit and legal                                        51,460
  Printing                                               46,869
  Directors' fees                                        13,472
  Miscellaneous                                           8,535
  Total expenses                                                     1,174,826
  Net investment income                                              1,255,368

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investment transactions                      19,896,047
  Net realized gain on foreign currency transactions                   174,072
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                    (12,442,692)
    Foreign currency denominated assets and liabilities               (202,170)
  Net gain on investments and foreign currency transactions          7,425,257

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  8,680,625


See notes to financial statements.


11


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   JAN. 31, 1998     JULY 31,
                                                    (UNAUDITED)        1997
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,255,368   $  2,595,635
  Net realized gain on investments and foreign
    currency transactions                            20,070,119      8,481,507
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (12,644,862)    27,536,311
  Net increase in net assets from operations          8,680,625     38,613,453

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,121,437)    (2,308,924)
    Class B                                            (193,415)      (341,037)
    Class C                                             (43,197)      (102,618)
    Advisor Class                                       (17,319)       (10,350)
  Net realized gain on investments
    Class A                                         (14,565,359)   (12,582,512)
    Class B                                          (3,474,566)    (2,409,113)
    Class C                                            (778,193)      (793,084)
    Advisor Class                                      (200,006)       (19,832)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            19,902,066       (335,371)
  Total increase                                      8,189,199     19,710,612

NET ASSETS
  Beginning of year                                 146,766,758    127,056,146
  End of period (including undistributed net
    investment income of $264,796 and $384,796,
     respectively)                                 $154,955,957   $146,766,758


See notes to financial statements.


12


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisory Class shares (Advisor Class shares have no distribution fees).

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $59,675 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $76,066 for the six months ended January 31, 1998.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $5,530 from the sales of Class A shares, $16,867 and $1,087 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended January 31, 1998.

Brokerage commissions paid on investment transactions for the six months ended January 31, 1998 amounted to $137,367, of which $625 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $234,383 and $2,533, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


14


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $74,969,476 and $85,993,019, respectively, for the six months ended January 31, 1998. There were purchases of $56,347,566 and sales of $49,519,869 of U.S. government and government agency obligations for the six months ended January 31, 1998.

At January 31, 1998, the cost of investments for federal income tax purposes was $141,326,182. Accordingly, gross unrealized appreciation of investments was $16,861,061 and gross unrealized depreciation of investments was $3,246,962 resulting in net unrealized appreciation of $13,614,099 excluding foreign currency transactions.

The Fund incurred and elected to defer post October currency losses of $15,159 for the year ended July 31, 1997.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 1998, the Fund had outstanding forward exchange currency contracts, to buy and sell foreign currencies against the U.S. dollar, as follows:

                              CONTRACT    VALUE ON      U.S. $     UNREALIZED
                               AMOUNT   ORIGINATION    CURRENT    APPRECIATION
                                (000)       DATE        VALUE    (DEPRECIATION)
                              --------  -----------  ----------  --------------
FOREIGN CURRENCY BUY
  CONTRACTS
------------------------
Swedish Krona,
  settling 4/20/98              20,085   $2,540,520  $2,481,100    $ (59,420)

FOREIGN CURRENCY SALE
  CONTRACTS
------------------------
Australian Dollar,
  settling 2/12/98               3,552    2,261,900   2,435,397     (173,497)
Swedish Krona,
  settling 4/20/98              20,085    2,510,355   2,481,100       29,255
                                                                  ------------
                                                                   $(203,662)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended January 31, 1998, the Fund did not engage in any option transactions.

NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 30,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31,1998     JULY 31,    JAN. 31,1998      JULY 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     -------------  -----------  ---------------  -------------
CLASS A
Shares sold              290,323       308,965     $ 4,782,584    $  4,417,304
Shares issued in
  reinvestment of
  dividends and
  distributions          884,666       872,819      12,998,847      12,031,921
Shares converted
  from Class B            24,157        37,939         388,498         545,801
Shares redeemed         (522,646)   (1,394,620)     (8,387,193)    (19,984,934)
Net increase(decrease)   676,500      (174,897)    $ 9,782,736    $ (2,989,908)

CLASS B
Shares sold              446,342       414,263     $ 6,864,148    $  5,850,511
Shares issued in
  reinvestment of
  dividends and
  distributions          239,830       168,175       3,435,475       2,274,998
Shares converted
  to Class A             (24,711)      (38,679)       (388,498)       (545,801)
Shares redeemed         (133,183)     (349,522)     (2,059,836)     (4,922,989)
Net increase             528,278       194,237     $ 7,851,289    $  2,656,719

CLASS C
Shares sold              124,603       116,909     $ 1,897,580    $  1,671,934
Shares issued in
  reinvestment of
  dividends and
  distributions           51,919        50,995         745,175         690,495
Shares redeemed          (47,222)     (261,860)       (729,094)     (3,718,421)
Net increase(decrease)   129,300       (93,956)    $ 1,913,661    $ (1,355,992)


16


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS     OCTOBER 2,     SIX MONTHS      OCTOBER 2,
                         ENDED         1996(A)         ENDED         1996(A)
                     JAN. 31,1998        TO,       JAN. 31,1998        TO
                      (UNAUDITED)   JULY 31,1997   (UNAUDITED)    JULY 31,1997
                     ------------  -------------  -------------  --------------
ADVISOR CLASS
Shares sold               13,302        99,609     $   199,621     $ 1,393,347
Shares issued in
  reinvestment of
  dividends and
  distributions           14,779         2,157         217,320          30,179
Shares redeemed           (3,809)       (5,005)        (62,561)        (69,716)
Net increase              24,272        96,761     $   354,380     $ 1,353,810


(a)  Commencement of distribution.


17


FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                           OCTOBER 1,
                                                ENDED                                                1993
                                             JANUARY 31,            YEAR ENDED JULY 31,             THROUGH     YEAR ENDED
                                                 1998      -------------------------------------    JULY 31,     SEP. 30,
                                             (UNAUDITED)      1997          1996         1995        1994(A)        1993
                                            -------------  -----------  -----------  -----------  ------------  ----------
Net asset value, beginning of period          $16.17        $14.01        $15.08       $13.38       $14.40        $13.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .15(b)        .31(b)        .37          .46          .29           .34
Net realized and unrealized gain (loss)
  on investment transactions                     .79          3.97           .45         1.62         (.74)         1.29
Net increase (decrease) in net asset
  value from operations                          .94          4.28           .82         2.08         (.45)         1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)         (.32)         (.41)        (.36)        (.28)         (.43)
Distributions from net realized gains          (2.07)        (1.80)        (1.48)        (.02)        (.29)           -0-
Total dividends and distributions              (2.23)        (2.12)        (1.89)        (.38)        (.57)         (.43)
Net asset value, end of period                $14.88        $16.17        $14.01       $15.08       $13.38        $14.40

TOTAL RETURN
Total investment return based on net
  asset value (c)                               6.06%        33.46%         5.23%       15.99%       (3.21)%       12.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $116,396      $115,500      $102,567     $122,033     $157,637      $172,484
Ratio of expenses to average net assets         1.40%(d)      1.47%(e)      1.38%        1.32%        1.27%(d)      1.35%
Ratio of net investment income to
  average net assets                            1.83%(d)      2.11%         2.41%        3.12%        2.50%(d)      2.50%
Portfolio turnover rate                           91%          207%          227%         179%         116%          188%
Average commission rate (f)                   $.0565        $.0552            --           --           --            --


See footnote summary on page 21.

18

                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS B
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                           OCTOBER 1,
                                                ENDED                                                1993
                                             JANUARY 31,            YEAR ENDED JULY 31,             THROUGH     YEAR ENDED
                                                 1998      -------------------------------------    JULY 31,     SEP. 30,
                                             (UNAUDITED)      1997          1996         1995        1994(A)        1993
                                            -------------  -----------  -----------  -----------  ------------  ----------
Net asset value, beginning of period          $15.83        $13.79        $14.88       $13.23       $14.27        $13.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .08(b)        .19(b)        .28          .30          .22           .29
Net realized and unrealized gain (loss)
  on investment transactions                     .79          3.89           .42         1.65         (.75)         1.22
Net increase (decrease) in net asset
  value from operations                          .87          4.08           .70         1.95         (.53)         1.51

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)         (.24)         (.31)        (.28)        (.22)         (.37)
Distributions from net realized gains          (2.07)        (1.80)        (1.48)        (.02)        (.29)           -0-
Total dividends and distributions              (2.19)        (2.04)        (1.79)        (.30)        (.51)         (.37)
Net asset value, end of period                $14.51        $15.83        $13.79       $14.88       $13.23        $14.27

TOTAL RETURN
Total investment return based on net
  asset value (c)                               5.74%        32.34%         4.45%       15.07%       (3.80)%       11.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $29,827       $24,192       $18,393      $15,080      $14,347       $12,789
Ratio of expenses to average net assets         2.18%(d)      2.25%(e)      2.16%        2.11%        2.05%(d)      2.13%
Ratio of net investment income to
  average net assets                            1.06%(d)      1.32%         1.61%        2.30%        1.73%(d)      1.72%
Portfolio turnover rate                           91%          207%          227%         179%         116%          188%
Average commission rate (f)                   $.0565        $.0552            --           --           --            --


See footnote summary on page 21.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS C
                                            --------------------------------------------------------------------------------
                                             SIX MONTHS                                           OCTOBER 1,       MAY 3,
                                                ENDED                                                1993         1993(G)
                                             JANUARY 31,            YEAR ENDED JULY 31,             THROUGH          TO
                                                 1998      -------------------------------------    JULY 31,   SEPTEMBER 30,
                                             (UNAUDITED)      1997          1996         1995        1994(A)        1993
                                            -------------  -----------  -----------  -----------  ------------  ------------
Net asset value, beginning of period          $15.86        $13.81        $14.89       $13.24       $14.28        $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .08(b)        .20(b)        .26          .30          .24           .11
Net realized and unrealized gain (loss)
  on investment transactions                     .79          3.89           .45         1.65         (.77)          .71
Net increase (decrease) in net asset
  value from operations                          .87          4.09           .71         1.95         (.53)          .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)         (.24)         (.31)        (.28)        (.22)         (.17)
Distributions from net realized gains          (2.07)        (1.80)        (1.48)        (.02)        (.29)           -0-
Total dividends and distributions              (2.19)        (2.04)        (1.79)        (.30)        (.51)         (.17)
Net asset value, end of period                $14.54        $15.86        $13.81       $14.89       $13.24        $14.28

TOTAL RETURN
Total investment return based on net
  asset value (c)                               5.72%        32.37%         4.52%       15.06%       (3.80)%        6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,931        $5,510        $6,096       $5,108       $6,254        $1,487
Ratio of expenses to average net assets         2.16%(d)      2.23%(e)      2.15%        2.09%        2.03%(d)      2.29%(d)
Ratio of net investment income to
  average net assets                            1.08%(d)      1.37%         1.63%        2.32%        1.81%(d)      1.47%(d)
Portfolio turnover rate                           91%          207%          227%         179%         116%          188%
Average commission rate (f)                   $.0565        $.0552            --           --           --            --


See footnote summary on page 21.


20


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           ADVISOR CLASS
                                                    ---------------------------
                                                    SIX MONTHS      OCTOBER 2,
                                                       ENDED          1996(G)
                                                    JANUARY 31,         TO
                                                        1998          JULY 31,
                                                    (UNAUDITED)        1997
                                                    -----------   -------------
Net asset value, beginning of period                   $16.17        $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                 .16           .23
Net realized and unrealized gain
  on investment transactions                              .81          3.22
Net increase in net asset
value from operations                                     .97          3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                     (.18)         (.27)
Distributions from net realized gains                   (2.07)        (1.80)
Total dividends and distributions                       (2.25)        (2.07)
Net asset value, end of period                         $14.89        $16.17

TOTAL RETURN
Total investment return based on net asset value (c)     6.25%        25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $1,802        $1,565
Ratio of expenses to average net assets (d)              1.16%         1.30%(e)
Ratio of net investment income to
  average net assets (d)                                 2.07%         2.15%
Portfolio turnover rate                                    91%          207%
Average commission rate                                $.0565        $.0552


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1997, the net expense ratio was 1.46%, 2.24%, 2.22% and 1.29% for Class A, B, C and Advisor Class shares, respectively.

(f) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


21

____________________________________________________________

         APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
         CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
____________________________________________________________

Futures Contracts.

         The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of a foreign currency which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high- grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

    Additional Risks of Options on Futures Contracts, Forward
            Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over- the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

(LOGO)                       THE ALLIANCE PORTFOLIOS-
                             Alliance Strategic Balanced Fund
                             Alliance Growth Fund

________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        October 31, 1997
________________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus that offers Class A, Class B and Class C shares and the Funds' current Prospectus that offers the Advisor Class shares (the "Advisor Class Prospectus" and, together with the Funds' Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). A copy of the Funds' Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT POLICIES AND RESTRICTIONS.......................
ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS..............
INVESTMENT RESTRICTIONS....................................
MANAGEMENT OF THE FUNDS....................................
PORTFOLIO TRANSACTIONS.....................................
EXPENSES OF THE FUNDS......................................
PURCHASE OF SHARES.........................................
REDEMPTION AND REPURCHASE OF SHARES........................
SHAREHOLDER SERVICES.......................................
NET ASSET VALUE............................................
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................
GENERAL INFORMATION........................................
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
  ACCOUNTANTS..............................................
APPENDIX...................................................A-1
__________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

______________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
______________________________________________________________

         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Strategic Balanced Fund (the "Strategic Balanced Fund") formerly Alliance Balanced Fund, and Alliance Growth Fund (the "Growth Fund"), each a series (a "Fund") of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section for each of the Funds, the Funds also may engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Funds."

INVESTMENT OBJECTIVE AND POLICIES OF THE STRATEGIC BALANCED FUND

         GENERAL. Although the Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing, asset allocation and the ability of Alliance Capital Management L.P. (the "Adviser") to anticipate and react to changing market conditions.

         The average dollar-weighted maturity of debt securities held by the Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. In periods of rising interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of its portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Mortgage-backed Securities," below.

         As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

         The Fund's debt securities will generally consist of investment grade securities, that is securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or will be unrated securities deemed to be of comparable quality by the Adviser. (For a further description of these bond ratings, see Appendix A to this Statement of Additional Information.) Securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any debt securities held by the Fund falls below Baa by Moody's and/or BBB by S&P, Fitch or Duff & Phelps (or in the case of unrated securities, such securities are no longer determined by the Adviser to be of investment grade), the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Adviser, such investment is appropriate under the circumstances. For temporary defensive purposes, the Fund may invest in money market instruments.

         MORTGAGE-BACKED SECURITIES. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. For a description of these risks, see "Investment Objective and Policies of the Growth Fund -- High-Yield Securities" below.

INVESTMENT OBJECTIVE AND POLICIES OF THE GROWTH FUND

         GENERAL. The Fund invests primarily in common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed- income securities are expected to vary inversely with changes in interest rates generally, when the Adviser expects a general decline in interest rates the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A to this Statement of Additional Information. For temporary defensive purposes, the Fund may invest in money market instruments.

         HIGH-YIELD SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or CCC by Duff & Phelps or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D), Fitch (D) or Duff & Phelps (DD) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch and DD by Duff & Phelps are in default. During the fiscal year ended October 31, 1996, the Fund did not invest in any High-Yield Securities.

         As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

         Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

         Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions. Such provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's, S&P, Fitch and Duff & Phelps, a description of which is included as Appendix A to this Statement of Additional Information, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher rated securities.

         In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

         Securities rated Baa by Moody's or BBB by S&P, Fitch, or
Duff & Phelps or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-
Yield Securities described above.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. Convertible debt securities that are rated below BBB by S&P, Fitch, or Duff & Phelps, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

PORTFOLIO MANAGEMENT

         The Adviser manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights" in the Funds' Prospectus. A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and other transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" and "Portfolio Transactions" below.

______________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
______________________________________________________________

REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce their rights.

NON-PUBLICLY TRADED SECURITIES

         The Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

FOREIGN SECURITIES

         The Funds may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Funds generally will not invest more than 15% of its total assets in such securities. The Strategic Balanced Fund may also purchase certificates of deposit issued by foreign branches of domestic banks without regard to the 15% limit. These certificates of deposit are not insured by an agency or instrumentality of the U.S. Government. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' abilities to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade in limited volume. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

         The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. See "Investment Objective and Policies of the Strategic Balanced Fund--Foreign Currency Exchange Transactions" above.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN
WHICH THE FUNDS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

         VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

ASSET-BACKED SECURITIES

         The Funds may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, each of the Funds may invest in other types of asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

LENDING OF SECURITIES

         The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

         Each of the Funds may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and a Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

         A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

         Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

OPTIONS

         OPTIONS ON SECURITIES. The Funds may write call and put options and may purchase call and put options on securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Funds may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         A Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

         A Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. The Funds may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         The Funds may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Funds may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS ON FOREIGN CURRENCIES

         The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

         RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

         If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or Futures Contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is

"in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

         TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Funds.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U. S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high quality U. S. dollar-denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         Neither Fund will "over-hedge," that is, neither Fund will maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

         The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Funds can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The foregoing discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

________________________________________________________________

                     INVESTMENT RESTRICTIONS
________________________________________________________________

         Except as described below and except as otherwise specifically stated in the Funds' Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of the fundamental restrictions on the investments that may be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

         Neither of the Funds will:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Fund that it may purchase and sell Futures Contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

         Neither of the Funds will:

              (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

              (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

              (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

              (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures
                   Contracts.

              (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

              (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

              (g)  Purchase securities issued by any other
                   registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

              (h) Make investments for the purpose of exercising control or management.

              (i) Participate on a joint or joint and several basis in any trading account in securities.

              (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

              (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

              (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

              (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

______________________________________________________________

                     MANAGEMENT OF THE FUNDS
______________________________________________________________

Adviser

         Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees (see "Management of the Funds" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, , Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

         The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of .75% of each Fund's average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of each Fund and has agreed to bear certain expenses of the Class A, Class B, Class C and Advisor Class shares of each Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares, 2.10% for Class B and Class C shares and 1.10% for Advisor Class shares. The management fees of the Funds are higher than those paid by most mutual funds.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced an earlier agreement (the "First Investment Advisory Contract") between the Trust and Equitable Capital with respect to the Funds. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Funds at the same rates as are currently paid by the Funds to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contractor interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Funds approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1998 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 16, 1997.

         The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         For the fiscal year ended October 31, 1996, the Adviser earned $20,263,705 in management fees from the Growth Fund (none of which was waived). For the fiscal year ended October 31, 1995, the Adviser earned $11,100,437 in management fees from the Growth Fund (none of which was waived). During the period
May 1, 1994 through October 31, 1994, the Adviser earned $2,953,562 in management fees from the Growth Fund. During the period July 23, 1993 through April 30, 1994, the Adviser earned $1,425,457 in management fees from the Growth Fund (of which $56,371 was waived).

         For the fiscal year ended July 31, 1997, the Adviser earned $380,244 in management fees from the Strategic Balanced Fund (of which $334,820 was waived). For the fiscal year ended July 31, 1996, the Adviser earned $396,099 in management fees from the Strategic Balanced Fund (of which $194,243 was waived). For the fiscal year ended July 31, 1995, the Adviser earned $400,593 in management fees from the Strategic Balanced Fund (of which $211,406 was waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names and delete the word "Alliance" from their names.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

TRUSTEES

         John D. Carifa,4 52, Chairman of the Board and
President, is the President, Chief Operating Officer, and a
Director of Alliance Capital Management Corporation ("ACMC"), the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Ruth Block, 66, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         Richard W. Couper, 74, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York, 13323-0345.

         William H. Foulk, Jr., 65, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         Brenton W. Harries, 69, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 63, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was also a Trustee of the Museum of the City of

____________________

4.  An "interested person" of the Trust, as defined by the 1940
    Act.

New York from 1977 to 1995.  His address is 98 Hell's Peak Road,
Webston, Vermont 05161.

OFFICERS

         John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 47, Clerk, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD").  His address is 1345 Avenue of the Americas, New York,
New York 10105.

         Mark D. Gersten, 47, Treasurer and Chief Financial
Officer, is a Vice President of AFD and a Senior Vice President of Alliance Fund Services, Inc. ("AFS"). His address is 500
Plaza Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 32, Controller and Chief Accounting
Officer, is a Vice President of AFS.  His address is 500 Plaza
Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 50, Vice President, is the Vice
Chairman and Chief Investment Officer of ACMC, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Kathleen A. Corbet, 37, Vice President, is, an Executive
Vice President of ACMC, the general partner of the Adviser. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 56, Vice President, is an Executive Vice
President of ACMC, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         The aggregate compensation paid to each of the Trustees by the Growth Fund for the fiscal year ended October 31, 1996, and by the Strategic Balanced Fund for the fiscal year ended July 31, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within the companies)in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                 Total Number  Total Number
                                                 of Funds in   of Investment
                                                 the Alliance  Portfolios
                                  Total          Fund Complex, Within the
                                  Compensation   Including the Funds Including
                    Aggregate     From the       Fund, as to   the Fund, as
                    Compensation  Alliance Fund  which the     to which the
                    from the      Complex,       Director is a Director is a
                    Strategic     Including the  Director or   Director or
Name of Trustee     Balanced Fund Fund           Trustee       Trustee
_______________     ____________  ______________ _____________ _______________

John D. Carifa         $ -0-        $ -0-            50            114
Ruth Block             $5,440       $157,500         37             76
Richard W. Couper      $5,400       $ 85,000          2             24
William H. Foulk, Jr.  $4,021       $144,250         32             69
Brenton W. Harries     $5,600       $ 86,000          2             24
Donald J. Robinson     $5,227       $137,250         39             89

                                                 Total Number  Total Number
                                                 of Funds in   of Investment
                                                 the Alliance  Portfolios
                                  Total          Fund Complex, Within the
                                  Compensation   Including the Funds Including
                                  From the       Fund, as to   the Fund, as
                                  Alliance Fund  which the     to which the
                    Aggregate     Complex,       Director is a Director is a
                    Compensation  Including the  Director or   Director or
Name of Trustee     From the Fund Fund           Trustee       Trustee
_______________     ____________  ______________ _____________ _______________

John D. Carifa         $ -0-        $ -0-            50            114
Ruth Block             $5,227       $157,500         37             76
Richard W. Couper      $5,200       $ 85,000          2             24
William H. Foulk, Jr.  $ -0-        $144,250         32             69
Brenton W. Harries     $5,400       $ 86,000          2             24
Donald J. Robinson     $5,227       $137,250         39             89

____________________________
** As of June 30, 1997 there were 116 investment companies or portfolios thereof in the Alliance Fund Complex.
*** Appointed Trustee as of December 31, 1996.

         As of October 15, 1997, the Trustees and officers of the Funds as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

______________________________________________________________

                     PORTFOLIO TRANSACTIONS
______________________________________________________________

         Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Growth Fund during the fiscal year ended October 31, 1996 were $3,328,133,598 and, in connection therewith, brokerage commissions of $3,395,225 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Strategic Balanced Fund during the fiscal year ended July 31, 1997 were $167,598,375 and, in connection therewith, brokerage commissions of $2,565 (2.54%) were allocated to persons or firms supplying research information. For the fiscal year ended October 31, 1996, the Growth Fund paid an aggregate of $3,395,225 in brokerage commissions. For the fiscal year ended October 31, 1995, the Growth Fund paid an aggregate of $3,231,153 in brokerage commissions. For the fiscal period May 1, 1994 through October 31, 1994, the Growth Fund paid an aggregate of $909,509 in brokerage commissions. For the fiscal year ended April 30, 1994, the Growth Fund paid an aggregate of $1,235,459 in brokerage commissions. For the fiscal year ended July 31, 1997, the Strategic Balanced Fund paid an aggregate of $100,951 in brokerage commissions. For the fiscal year ended July 31, 1996, the Strategic Balanced Fund paid an aggregate of $173,237 in brokerage commissions. For the fiscal year ended July 31, 1995, the Strategic Balanced Fund paid an aggregate of $196,452 in brokerage commissions.

         The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended October 31, 1996 for the Growth Fund and July 31, 1997 for the Strategic
Balanced Fund are set forth below:

                                                              % of Fund's
                                                % of Fund's   Aggregate
                                  Amount of     Aggregate     Dollar
Fiscal Year                       Brokerage     Brokerage     Amount of
Ended              Fund           Commissions   Commissions   Transactions

October 31, 1996   Growth Fund    $2,500        0.07%         0.0%

July 31, 1997      Strategic      $-0-          0.0%          0.0%
                   Balanced Fund

______________________________________________________________

                      EXPENSES OF THE FUNDS
______________________________________________________________

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays AFD (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $637 with respect to the Class A shares of the Strategic Balanced Fund and $1,164,975 with respect to the Class A shares of the Growth Fund for the fiscal years ended July 31, 1997 and October 31, 1996, respectively.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $45,934 with respect to the Class B shares of the Strategic Balanced Fund and $20,009,061 with respect to the Class B shares of the Growth Fund for the fiscal years ended July 31, 1997 and October 31, 1996, respectively.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $1,317 with respect to the Class C shares of the Strategic Balanced Fund and $3,125,766 with respect to the Class C shares of the Growth Fund for the fiscal years ended July 31, 1997 and October 31, 1996, respectively.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

                           STRATEGIC BALANCED FUND

                    Amount of Expense and Allocated Cost


                        Class A Shares    Class B Shares   Class C Shares
                        (for the Fiscal   (for the Fiscal  (for the Fiscal
                        year ended        year ended       year ended
Category of Expense     July 31, 1997)    July 31, 1997)   July 31, 1997)

Advertising/Marketing   $ 24,354          $ 61,178         $ 14,925

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders          $  1,207          $  3,170         $    784

Compensation to
  Underwriters          $ 44,495          $113,288         $ 28,114

Compensation to
  Dealers               $ 58,198          $162,291         $ 38,783

Compensation to Sales
   Personnel            $  2,666          $  3,388         $    425

Interest, Carrying or
   Other Financing
   Charges              $  -0-            $ 35,855         $  2,198

Other (includes personnel
  costs of those home
  office employees involved
  in the distribution
  effort and the
  travel-related expenses
  incurred by the marketing
  personnel conducting
  seminars)             $ 50,467          $119,795         $ 29,122

Total                   $181,387          $498,965         $114,358

                                 GROWTH FUND

                    Amount of Expense and Allocated Cost

                        Class A Shares    Class B Shares   Class C Shares
                        (For the Fiscal   (For the Fiscal  (For the Fiscal
                        year ended        year ended       year ended
                        October 31,       October 31,      October 31,
Category of Expense     1996)             1996)            1996)

Advertising/Marketing   $87,675           $475,286         $96,488

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders          $27,183           $174,033         $33,918

Compensation to
  Underwriters          $512,551          $1,188,936       $244,204

Compensation to
  Dealers               $946,028          $36,857,713      $3,586,955

Compensation to Sales
  Personnel             $142,557          $777,733         $158,125

Interest, Carrying or
  Other Financing
  Charges                 -0-             $2,957,042         -0-

Other (includes
  personnel costs
  of those home office
  employees involved
  in the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel conducting
  seminars)             $439,511          $1,051,534       $214,435

                        $2,155,505        $43,482,277      $4,334,125

CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds' Trustees, State Street Bank may enter into subcustodial agreements for the holding of the Funds' securities outside of the United States.

TRANSFER AGENCY ARRANGEMENTS

         AFS, an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B , Class C and Advisor Class shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended July 31, 1997, Alliance Strategic Balanced Fund paid AFS $71,092 for transfer agency services. For the fiscal year ended October 31, 1996, Alliance Growth Fund paid AFS $4,893,030 for transfer agency services.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

GENERAL

         Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such persons, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Funds either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter ("Equico"), in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds, as defined below, during a specified period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of a Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares5

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor
____________________

5. Advisor Class shares are sold only to investors described above in this section under "--General."

expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Growth Fund's fiscal year ended October 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $6,003,066 of which $231,038, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Growth Fund's fiscal year ended October 31, 1996, the Principal Underwriter received $2,632,819 in contingent deferred sales charges. During the Growth Fund's fiscal year ended October 31, 1995, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,688,506, of which $144,082, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Growth Fund's fiscal year ended October 31, 1995, the Principal Underwriter received $2,140,032 in contingent deferred sales charges. During the Growth Fund's fiscal year ended October 31, 1994, the Principal Underwriter received $410,313 in contingent deferred sales charges

         During the Strategic Balanced Fund's fiscal year ended July 31, 1997, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $17,128, of which $637, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Strategic Balanced Fund's fiscal year ended July 31, 1997, the Principal Underwriter received $47,251 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended July 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $15,976, of which $1,204, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Strategic Balanced Fund's fiscal year ended July 31, 1996, the Principal Underwriter received $37,022 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended July 31, 1995, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $44,654, of which $1,814, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Strategic Balanced Fund's fiscal year ended July 31, 1995, the Principal Underwriter received $85,826 in contingent deferred sales charges.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                   As % of        the            or Agents
                   Net            Public         As % of
Amount of          Amount         Offering       Offering
Purchase           Invested       Price          Price
__________         ________       _______        ____________
Less than
   $100,000 . . .  4.44%          4.25%          4.00%
$100,000 but
    less than
    $250,000 . . . 3.36           3.25           3.00
$250,000 but
    less than
    $500,000 . . . 2.30           2.25           2.00
$500,000 but
    less than
    $1,000,000*. . 1.78           1.75           1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Growth Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on October 15, 1997.

         Net Asset Value per Class A
         Share at October 15, 1997               $46.38

         Per Share Sales Charge--4.25%
         of offering price (4.44% of
         net asset value per share)              $2.06

         Class A Per Share Offering Price
         to the Public                           $48.44

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Strategic Balanced Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on July 31, 1997.

         Net Asset Value per Class A
         Share at July 31, 1997                  $19.79

         Per Share Sales Charge--4.25%
         of offering price (4.45% of
         net asset value per share)              $  .88

         Class A Per Share Offering Price
         to the Public                           $20.67

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown above by combining purchases of shares of a Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

The Alliance Fund, Inc.
AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.

Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund
  -Alliance Strategic Balanced Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of a Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) the Adviser, Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

            Contingent Deferred Sales Charge for the
                  Funds as a % of Dollar Amount

                                Shares purchased
             Shares             on or after          Shares
             purchased          August 2, 1993,      purchased
Year Since   before             but before           on or after
Purchase     August 2, 1993     November 19, 1993    November 19,
1993
________     ______________     _________________    ____________

First        5.00%              5.50%                4.00%
Second       4.00%              4.50%                3.00%
Third        3.00%              3.50%                2.00%
Fourth       1.00%              2.50%                1.00%
Fifth        None               1.50                 None
Sixth        None               None                 None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Class B shares purchased before August 2, 1993 and held for six years after the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares at the end of this period and such shares will no longer be subject to a higher distribution services fee. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1% of the lesser of the cost of shares being redeemed or net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the

Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the same Funds during the calendar month following the month in which the Funds are informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer once in any 30-day period, (except for certain omnibus accounts) of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Funds are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

GENERAL

         The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Funds through an automatic investment program utilizing Electronic Funds Transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the

Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Funds. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of such Fund. shortly before the end of the calendar year in which the $1

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with a Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

         Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when the purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

CDSC WAIVER FOR CLASS B SHARES AND CLASS C SHARES.

         Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The net asset value of a share of each class is determined by dividing the value, as of the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), of the net assets of the Fund represented by that class (i.e., the value of the assets of the Fund allocated to that class less the liabilities of the Fund allocated to that class, including expenses payable or accrued) by the total number of shares of such class then outstanding at such closing.

         For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List ("List") are valued in like manner.

         Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof. Call options written or purchased by a Fund are valued at the last sale price and put options purchased by a Fund are valued at the last sale price. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of a Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

         The Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to a multi-class plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS

         General. Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Code for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment company) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments.

         In addition, until the start of each Fund's first tax year beginning after August 5, 1997, each Fund must derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies held for less than three months).

         If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

         In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to a Fund's dividends of net investment income, but only to the extent so designated by the Fund. The amount of such dividends and distributions that may be designated by the Fund as eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by a Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness. The dividends-received deduction shall also be disallowed with respect to a dividend unless the corporate shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year ("long-term capital assets") over net losses from capital assets held for not more than one year ("short-term capital assets")). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a Fund.

         Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of a Fund (even if received shortly after the purchase of such shares by him or her) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the nature of the gain or loss on the sale of stock depends upon the holding period of the stock.
There may be short-term gains or losses associated with closing purchase transactions.

         A Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Each Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

DESCRIPTION OF THE TRUST

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are Alliance Short-Term U.S. Government Fund, Alliance Conservative Investors Fund and Alliance Growth Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

CAPITALIZATION

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at October 15, 1997:

NAMES AND ADDRESSES                         % OF CLASS
                      GROWTH FUND--CLASS A

Merrill Lynch                            1,897,358     10.82%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                             CLASS B
Merrill Lynch                            19,550,261    19.86%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                             CLASS C

Merrill Lynch                            6,643,155     40.47%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                          ADVISOR CLASS

Merrill Lynch                            2,028,499     90.62%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

Trust for Profit                         142,986        6.39%
Sharing Plan For
Employees of Alliance
Capital Management L.P. Plan R
Attn: Jill Smith-32nd Fl.
1345 Avenue of the Americas
New York, NY 10105-0302

                STRATEGIC BALANCED FUND--CLASS C

Merrill Lynch                            42,971        23.61%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                          ADVISOR CLASS

Alliance Fund Services                   1.283         50.00%
Audit Output Account
Attn: Corporate Actions
P.O. Box 1520
Secaucus, NJ  07096-1520

Alliance Fund Services                   1.2830        50.00%
Audit Output Account
Attn: Corporate Actions
P.O. Box 1520
Secaucus, NJ  07096-1520

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 1177 Avenue of the Americas, New
York, New York 10036, the independent accountants to the Trust, is registered as a Registered Limited Liability Partnership (LLP) under the laws of the State of Delaware.

         The financial statements of the Strategic Balanced Fund for the fiscal year ended July 31, 1997, and of the Growth Fund for the fiscal year ended October 31, 1996, which are included in this Statement of Additional Information, have been audited by Price Waterhouse LLP, the Trust's independent accountants for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

         From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The average annual compounded total return for Class A shares of the Growth Fund was 9.28% for the one-year period ended April 30, 1997, 16.34% for the five-year period ended April 30, 1997, and 20.64% for the period September 4, 1990 (commencement of distribution of Class A shares), through April 30, 1997. The average annual compounded total return for Class B shares of the Growth Fund was 9.34% for the one-year period ended April 30, 1997, 16.55% for the five-year period ended April 30, 1997, and 19.79% for the period October 23, 1987 (commencement of distribution of Class B shares) through April 30, 1997. The average annual compounded total return for Class C shares of the Growth Fund was 12.33% for the one-year period ended April 30, 1997, and 14.64% for the period August 2, 1993 (commencement of distribution of Class C shares) through April 30, 1997. The cumulative total return for Advisor Class shares of the Growth Fund was 8.02% for the period October 2, 1996 (commencement of operations) through April 30, 1997. The average annual compounded total return for Class A shares of the Strategic Balanced Fund was 18.64% for the one-year period ended July 31, 1997, 9.83% for the five-year period ended July 31, 1997, and 12.55% for the period September 4, 1990 (commencement of distribution of Class A shares) through July 31, 1997. The average annual compounded total return for Class B shares of the Strategic Balanced Fund was 19.01% for the one-year period ended July 31, 1997, 10.00% for the five-year period ended July 31, 1997, and 12.83% for the period October 23, 1987 (commencement of distribution of Class B shares) through July 31, 1997. The average annual compounded total return for Class C shares of the Strategic Balanced Fund was 22.01% for the one-year period ended July 31, 1997, and was 9.67% for the period August 2, 1993 (commencement of distribution of Class C shares) through July 31, 1997. The cumulative total return for Advisor Class shares of the Strategic Balanced Fund was 1.54% for the period October 2, 1996 (commencement of operations) through July 31, 1997.

         Each Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The
New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

ADDITIONAL INFORMATION

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

---------------------------------------------------------------
     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
---------------------------------------------------------------

ALLIANCE STRATEGIC BALANCED FUND

ANNUAL REPORT
JULY 31, 1997

ALLIANCE CAPITAL


PORTFOLIO OF INVESTMENTS
JULY 31, 1997                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-57.6%
UNITED STATES INVESTMENTS-39.1%
TECHNOLOGY-9.2%
AEROSPACE & DEFENSE-0.3%
United Technologies Corp.                         2,000     $    169,125

COMMUNICATIONS EQUIPMENT-1.3%
Lucent Technologies, Inc.                         6,000          509,625
Tellabs, Inc. (a)                                 2,800          167,650
                                                             ------------
                                                                 677,275

COMPUTER HARDWARE-0.8%
COMPAQ Computer Corp. (a)                         7,525          429,866

COMPUTER NETWORKING  SOFTWARE-1.1%
Cisco Systems, Inc. (a)                           7,000          556,937

COMPUTER SOFTWARE & SERVICES-1.7%
First Data Corp.                                  3,758          163,943
Microsoft Corp. (a)                               1,700          240,550
Netscape Communications Corp. (a)                 1,600           58,700
Oracle Systems Corp. (a)                          7,550          411,003
                                                             ------------
                                                                 874,196

SEMI-CONDUCTORS & RELATED-2.3%
Altera Corp. (a)                                  6,084          367,321
Applied Materials, Inc. (a)                       2,000          183,750
Intel Corp.                                       6,610          606,881
                                                             ------------
                                                               1,157,952

TELECOMMUNICATIONS-1.0%
Cox Communications, Inc. Cl.A (a)                20,000          506,250

TELEPHONE UTILITY-0.7%
WorldCom, Inc. (a)                               10,000          349,375
                                                             ------------
                                                               4,720,976

FINANCE-6.2%
BANKING-MONEY CENTERS-1.1%
Chase Manhattan Corp. (a)                         5,000          567,813

BROKERAGE & MONEY MANAGEMENT-1.4%
Merrill Lynch & Co., Inc.                         4,600          324,012
Morgan Stanley, Dean Witter, Discover & Co.       7,900          413,269
                                                             ------------
                                                                 737,281

INSURANCE-1.9%
American International Group, Inc.                4,500          479,250
Travelers Group, Inc.                             7,001          503,634
                                                             ------------
                                                                 982,884

MISCELLANEOUS-1.8%
American Express Co.                              5,000          418,750
MBNA Corp.                                       11,040          496,800
                                                             ------------
                                                                 915,550
                                                             ------------
                                                               3,203,528

CONSUMER STAPLES-5.7%
COSMETICS-0.5%
Gillette Co.                                      2,380          235,620

FOOD-1.7%
Campbell Soup Co. (a)                             8,900          461,687
Coca-Cola Co.                                     6,000          415,500
                                                             ------------
                                                                 877,187

HOUSEHOLD PRODUCTS-0.7%
Colgate-Palmolive Co.                             5,000          378,750

RETAIL-FOOD-0.6%
Kroger Co. (a)                                   10,000          295,625

TOBACCO-2.2%
Philip Morris Cos., Inc.                         25,000        1,128,125
                                                             ------------
                                                               2,915,307

HEALTH CARE-4.9%
BIOTECHNOLOGY-0.4%
Centocor, Inc. (a)                                5,113          196,851


7



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
DRUGS-3.3%
Merck & Co., Inc.                                 7,000     $    727,562
Pfizer, Inc.                                      5,000          298,125
Schering-Plough Corp.                            12,000          654,750
                                                             ------------
                                                               1,680,437

MEDICAL PRODUCTS-1.2%
Boston Scientific Corp. (a)                       5,000          358,750
Medtronic, Inc.                                   3,000          261,750
                                                             ------------
                                                                 620,500
                                                             ------------
                                                               2,497,788

ENERGY-4.6%
DOMESTIC PRODUCTS-0.2%
Apache Corp.                                      3,600          126,900

INTERNATIONAL-1.2%
Texaco, Inc.                                      5,500          638,344

OIL SERVICE-3.2%
BJ Services Co. (a)                               3,800          247,000
Halliburton Co.                                  14,000          644,000
Noble Drilling Corp. (a)                          6,000          168,375
Schlumberger Ltd.                                 1,500          114,563
Transocean Offshore, Inc.                         5,500          449,281
                                                             ------------
                                                               1,623,219
                                                             ------------
                                                               2,388,463

CONSUMER SERVICES-3.9%
BROADCASTING & CABLE-0.5%
Tele-Communications, Inc.-
  Liberty Media Cl.A (a)                          9,000          230,063

ENTERTAINMENT & LEISURE-0.9%
Walt Disney Co.                                   6,000          484,875

RETAILING-GENERAL-2.5%
Dayton Hudson Corp.                               4,600          297,275
Federated Department Stores, Inc. (a)            12,000          525,750
Sears, Roebuck & Co.                              7,000          443,187
                                                             ------------
                                                               1,266,212
                                                             ------------
                                                               1,981,150

CAPITAL GOODS-2.1%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                              7,000          491,313

MACHINERY-0.6%
Allied-Signal, Inc.                               3,600          332,100

POLLUTION CONTROL-0.5%
USA Waste Services, Inc. (a)                      6,900          278,156
                                                             ------------
                                                               1,101,569

CONSUMER MANUFACTURING-1.5%
APPLIANCES-0.6%
Sunbeam Corp.                                     8,000          313,000

AUTO & RELATED-0.9%
Ford Motor Co.                                   11,000          449,625
                                                             ------------
                                                                 762,625

TRANSPORTATION-0.7%
RAILROAD-0.7%
Union Pacific Corp.                               4,800          344,100

MULTI INDUSTRY-0.3%
U.S. Industries, Inc. (a)                         4,000          161,250
Total United States Investments
  (cost $14,890,986)                                          20,076,756

FOREIGN INVESTMENTS-18.5%
AUSTRALIA-0.1%
Woolworths, Ltd.                                 17,326           54,102

BELGIUM-0.1%
Barco N.V.                                          221           46,236

BRAZIL-0.3%
Telecomunicacoes Brasileras S.A. (ADR)            1,200          178,050

CANADA-0.2%
Gulf Canada Resources, Ltd. (a)                  12,100           93,775


8



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
DENMARK-0.4%
Den Danske Bank                                   2,000     $    210,928

FINLAND-1.0%
Huhtamaki OY                                        600           27,063
Nokia AB OY Corp. Ser A                           5,000          431,489
Orion-Yhtymae OY Cl.B                               750           27,144
Rautaruukki OY                                    2,128           21,867
                                                             ------------
                                                                 507,563

FRANCE-1.2%
Banque National de Paris                             11              523
Compagnie Francaise d'Etudes et de
  Construction Technip (b)                          375           47,250
Compagnie Generale des Eaux (b)                     437           55,132
  warrants expiring 5/02/01 (a)                     437              260
Legrand S.A. (b)                                    125           25,156
Legris Industries S.A. (b)                          544           23,666
Promodes (b)                                         90           36,079
Societe Centrale des Assurances
  Generales de France (b)                         1,228           44,024
Societe Generale (b)                              1,024          134,964
Total, S.A. Cl.B (b)                              1,200          120,264
Unibail, S.A. (b)                                   969           88,214
Usinor Sacilor (b)                                1,900           37,808
                                                             ------------
                                                                 613,340

GERMANY-1.0%
Adidas A.G.                                       1,000          117,283
Bayer AG                                          1,310           55,054
Continental A.G.                                  2,000           51,257
Henkel KGAA                                         130            7,235
Hornbach Holding A.G.                             2,000          144,432
Merck KG                                            975           39,758
Schmalbach Lubeca A.G.                              240           48,933
Veba A.G.                                           650           37,729
                                                             ------------
                                                                 501,681

HONG KONG-0.8%
Cheung Kong                                       5,000           55,538
Citic Pacific, Ltd.                               7,000           44,391
Dao Heng Bank Group, Ltd.                        14,000           85,347
Dickson Concepts International, Ltd.              5,000           17,436
Hong Kong Electric Holdings, Ltd.                 5,000           20,407
Peregrine Investments Holdings, Ltd.             14,000           30,920
Swire Pacific                                    12,000          113,917
Wing Hang Bank, Ltd                               5,000           29,900
                                                             ------------
                                                                 397,856

INDIA-0.0%
Videsh Sanchar Nigam, Ltd. (a)(c)                   500            8,825

INDONESIA-0.2%
BDNI Bank Dagang Nas                             38,000           17,801
PT Indostat (ADR)                                 2,000           62,250
PT Tempo Scan Pacific                             7,000           14,188
                                                             ------------
                                                                  94,239

IRELAND-0.2%
Allied Irish Banks                               10,000           92,219
Smurfit (Jefferson) Group Plc                     6,000           18,214
                                                             ------------
                                                                 110,433

ITALY-0.6%
Credito Italiano                                 50,000           99,356
Ente Nazionale Idrocarburi                        5,000           29,180
IMI LNV                                           6,000           57,777
Parmalat Finanziaria S.p.A.                      16,000           22,265
Telecom Italia S.p.A. (a)                        13,885           88,106
                                                             ------------
                                                                 296,684


9



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
JAPAN-4.9%
77th Bank                                         4,000     $     38,868
Canon, Inc.                                       6,000          191,635
Credit Saison Co., Ltd.                           3,000           92,269
Daikin Industries, Ltd.                           5,000           46,472
Daito Trust Construction Co., Ltd.                4,000           42,924
DDI Corp.                                             6           41,268
Fuji Photo Film, Co. (ORD)                        2,000           84,157
Fujitec Co., Ltd.                                 4,000           50,697
Hirose Electric Co.                               1,000           81,284
Hitachi Chemical Co., Ltd.                        6,000           53,739
Honda Motor Co.                                   8,000          267,681
Hoya Corp.                                        1,000           50,697
Japan Tobacco, Inc.                                   5           38,826
Kokuyo                                            2,000           47,824
Kuraray Co., Ltd.                                 3,000           28,897
Mabuchi Motor Co.                                   500           31,812
Makita Corp.                                      7,000          105,281
Mitsubishi Heavy Industries, Ltd.                 3,000           21,166
NGK Insulators, Ltd.                              3,000           32,446
Nintendo Corp., Ltd.                              1,000          101,394
Onward Kashiyama Co., Ltd.                        3,000           47,655
Rohm Co., Ltd.                                    1,000          130,968
Sankyo Co.                                        3,000          107,224
Sony Corp.                                        2,000          199,409
Sumitomo Electric Industries                     15,000          249,683
Taisho Pharmaceutical Co.                         2,000           52,218
Takeda Chemical Industries                        1,000           30,334
TDK Corp.                                         1,000           86,185
Yakult Honsha Co.                                 5,000           55,344
Yamaguchi Bank                                    2,000           29,066
Yamaha Motor Co., Ltd.                            4,000           47,993
Yamanouchi Pharmaceutical Co., Ltd.               2,000           54,077
                                                             ------------
                                                               2,539,493

KOREA-0.1%
SK Telecom Co., Ltd.                              6,180           71,070

MALAYSIA-0.2%
Berjaya Sports                                   10,000           47,393
Telekom Malaysia Bhd.                             4,500           16,550
UMW Holdings Bhd.                                 4,000           15,773
                                                             ------------
                                                                  79,716

NETHERLANDS-0.6%
AKZO Nobel N.V.                                   1,000          154,729
Hunter Douglas N.V.                                 608           28,240
Koninklijke Hoogovens N.V.                          600           36,319
Koninklijke KNP BT                                1,700           39,030
Stork N.V.                                          900           36,116
Vendex International N.V.                           506           26,065
                                                             ------------
                                                                 320,499

NORWAY-0.1%
Bergesen DY AS                                    1,600           40,935
Orkla ASA                                           270           19,505
                                                             ------------
                                                                  60,440

PHILIPPINES-0.0%
Philippine Long Distance                            400           13,153

RUSSIA-0.7%
Lukoil Holdings (ADR)(c)                          2,000          182,000
Tatneft (ADR)(a)(c)                               1,400          167,230
                                                             ------------
                                                                 349,230

SINGAPORE-0.0%
Overseas Chinese Bank                               480            4,829

SPAIN-0.2%
Tabacalera, S.A.                                    550           29,315
Telefonica de Espana                              1,800           48,201
                                                             ------------
                                                                  77,516

SWEDEN-0.6%
Ericsson LM Telecom                               4,000          180,198
Sparbanken Sverige AB                             5,000          109,648
                                                             ------------
                                                                 289,846


10



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SWITZERLAND-2.2%
Baloise Holdings, Ltd.                               60     $    146,225
Ciba Specialty Chemicals A.G. (a)                   491           45,238
Nestle, S.A.                                        245          310,518
Novartis A.G.                                       250          400,733
Schindler Holding A.G.                               35           45,654
Zurich Versicherungs-gesellschaft                   500          203,421
                                                             ------------
                                                               1,151,789

UNITED KINGDOM-2.8%
Anglian Water Plc                                 4,500           59,183
BAA Plc                                          20,000          188,375
Bass Plc                                          6,000           82,111
BG Plc                                            6,000           24,515
Boots Co. Plc                                     2,300           29,174
BPB Plc                                          15,000           82,947
British Aerospace Plc                             1,500           32,822
British Petroleum Co. Plc                         7,000           95,796
BTR Plc                                           9,000           27,986
Cable & Wireless Plc                              3,500           35,263
Compass Group Plc                                15,000          150,881
Granada Group Plc                                 3,300           45,486
Guinness Plc                                      2,000           19,198
IMI Plc                                           4,000           22,546
Kingfisher Plc                                    2,500           29,536
Ladbroke Group Plc                               25,000          101,325
PowerGen Plc                                      3,400           40,727
Reed International                                7,000           70,296
Scottish Power Plc                                8,500           60,114
Tomkins Plc                                      30,000          151,619
United Assurance Group Plc                        4,000           27,961
United News Media Plc                             3,061           35,335
Whitbread Plc                                     3,500           48,932
                                                             ------------
                                                               1,462,128

Total Foreign Investments
  (cost $8,589,550)                                            9,533,421
Total Common Stocks & Other Investments
  (cost $23,480,536)                                          29,610,177



                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES-30.8%
Federal Home Loan Bank
  7.00%, 9/01/11                                  $ 940     $    951,787
Federal National Mortgage Association
  6.00%, 4/01/11                                    362          356,135
  6.50%, 5/01/11                                    605          602,699
  6.50%, 6/01/11                                    677          675,119
  6.50%, 9/01/11                                    423          421,369
  7.00%, 5/01/26                                    966          966,246
  7.00%, 5/01/27                                    445          443,907
U.S. Treasury Bond
  6.625%, 2/15/27                                   595          621,216
U.S. Treasury Notes
  6.125%, 8/31/98                                 1,150        1,156,106
  6.25%, 4/30/01                                  3,200        3,244,000
  6.375%, 5/15/99                                 4,000        4,043,760
  6.50%, 5/31/02                                  1,940        1,987,278
  6.625%, 5/15/07                                   325          339,625
Total U.S. Government & Agencies
  (cost $15,532,853)                                          15,809,247

CORPORATE DEBT OBLIGATIONS-5.7%
FINANCIAL-2.5%
Ford Motor Credit Co.
  7.50%, 8/01/26                                    400          422,612
Zurich Capital Trust I (c)
  8.376%, 6/01/37                                   800          868,750
                                                             ------------
                                                               1,291,362

INDUSTRIAL-3.2%
Caliber Systems, Inc.
  7.80%, 8/01/06                                    800          851,257
Time Warner, Inc.
  8.375%, 3/15/23                                   700          767,438
                                                             ------------
                                                               1,618,695

Total Corporate Debt Obligations
  (cost $2,750,456)                                            2,910,057


11



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
-------------------------------------------------------------------------
YANKEE BONDS-7.0%
Deutsche Bank Financial, Inc.
  6.70%, 12/13/06                                $  700     $    708,589
Empresa Nacional de Electricidad, S.A.
  7.875%, 2/01/27                                   700          752,046
Quebec Province Canada
  7.50%, 7/15/23                                    425          447,257
Ras Laffan Liquefied Natural Gas (c)
  7.628%, 9/15/06                                   800          843,244
St. George Bank, Ltd. (c)
  7.15%, 10/15/05                                   850          870,868
Total Yankee Bonds
  (cost $3,480,824)                                            3,622,004

SHORT-TERM DEBT SECURITY-2.7%
Federal Home Loan Mortgage Association
  5.75%, 8/01/97
  (amortized cost $1,400,000)                     1,400        1,400,000

TOTAL INVESTMENTS -103.8%
  (cost $46,644,669)                                          53,351,485
Other assets less liabilities-(3.8%)                          (1,957,444)

NET ASSETS-100%                                             $ 51,394,041


(a)  Non-income producing security.

(b) Securities with an aggregate market value of $612,557 have been segregated to collateralize forward exchange currency contracts.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At July 31, 1997, these securities amounted to $2,940,917 representing 5.7% of net assets.

     Glossary of Terms:
     ADR - American Depository Receipt.
     ORD - Ordinary.


12



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $46,644,669)          $ 53,351,485
  Cash, at value (cost $121,649)                                       121,700
  Receivable for investment securities sold                          1,012,194
  Interest and dividends receivable                                    375,200
  Receivable for shares of beneficial interest sold                    193,286
  Unrealized appreciation of forward exchange
    currency contracts                                                  22,126
  Foreign taxes receivable                                              10,167
  Total assets                                                      55,086,158

LIABILITIES
  Payable for investment securities purchased                        3,180,990
  Payable for shares of beneficial interest redeemed                   241,389
  Distribution fee payable                                              31,127
  Advisory fee payable                                                   5,135
  Accrued expenses                                                     233,476
  Total liabilities                                                  3,692,117

NET ASSETS                                                        $ 51,394,041

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                           $         29
  Additional paid-in capital                                        42,068,928
  Undistributed net investment income                                  509,629
  Accumulated net realized gain on investments and foreign
    currency transactions                                            2,111,261
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                      6,704,194
                                                                  $ 51,394,041

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($20,312,457/1,026,612 shares of beneficial interest
    issued and outstanding)                                             $19.79
  Sales charge--4.25% of public offering price                             .88
  Maximum offering price                                                $20.67

  CLASS B SHARES
  Net asset value and offering price per share
    ($28,037,005/1,689,904 shares of beneficial interest
    issued and outstanding)                                             $16.59

  CLASS C SHARES
  Net asset value and offering price per share
    ($3,044,529/183,512 shares of beneficial interest
    issued and outstanding)                                             $16.59

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($50/2.526 shares of beneficial interest issued
    and outstanding)                                                    $19.79


See notes to financial statements.


13



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997                       ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $  1,669,018
  Dividends (net of foreign of taxes
    withheld of $15,907)                               303,034     $ 1,972,052

EXPENSES
  Advisory fee                                         380,244
  Distribution fee - Class A                            57,280
  Distribution fee - Class B                           283,015
  Distribution fee - Class C                            33,039
  Custodian                                            174,945
  Transfer agency                                      118,994
  Audit and legal                                       82,303
  Registration                                          58,001
  Printing                                              37,233
  Trustees' fees                                        30,000
  Miscellaneous                                         18,564
  Total expenses                                     1,273,618
  Less: expenses waived and assumed
    by adviser (see note B)                           (334,820)
  Less: expense offset arrangement (see note B)         (7,546)
  Net expenses                                                         931,252
  Net investment income                                              1,040,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain on investment transactions                       2,202,099
  Net realized loss on foreign currency transactions                   (54,935)
  Net change in unrealized depreciation of:
    Investments                                                      7,382,361
    Foreign currency denominated assets
    and liabilities                                                     12,844
  Net gain on investments and foreign
    currency transactions                                            9,542,369

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,583,169


See notes to financial statements.


14



STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                      JULY 31,       JULY 31,
                                                        1997           1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,040,800   $    645,462
  Net realized gain on investments and foreign
    currency transactions                             2,147,164      7,954,336
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities       7,395,205     (4,551,438)
  Net increase in net assets from operations         10,583,169      4,048,360

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (368,073)      (251,709)
    Class B                                            (450,279)      (425,006)
    Class C                                             (53,257)       (52,350)
  Net realized gain on investments
    Class A                                          (2,227,559)      (479,820)
    Class B                                          (3,959,058)    (1,296,269)
    Class C                                            (468,257)      (159,666)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease                                       (1,640,718)    (3,771,397)
  Total increase (decrease)                           1,415,968     (2,387,857)

NET ASSETS
  Beginning of year                                  49,978,073     52,365,930
  End of year (including undistributed net
    investment income of $564,564 and $395,373,
    respectively)                                  $ 51,394,041   $ 49,978,073


See notes to financial statements.


15



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Strategic Balanced Fund (the "Fund"), formerly Alliance Balanced Fund, a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive votings rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sale price or, if no sale occurred, at the mean of the bid and asked price at the regular close of that exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains from sales and maturities of securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.


16



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign exchange losses, resulted in a net increase in accumulated net realized gain on investments and foreign currency transactions and a corresponding decrease in undistributed net investment income. This reclassification had no affect on net assets.

6. INCOME AND EXPENSES
All income earned, and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10%, 2.10% and 1.10% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. Prior to August 2, 1993, the annual expense cap for Class B Shares was 2.15%. For the year ended July 31, 1997, such reimbursement amounted to $334,820.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $71,092 for the year ended July 31, 1997.

In addition, for the year ended July 31, 1997, the Fund's expenses were reduced by $7,546 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $637 from the sales of Class A shares and $45,934 and $1,317 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended July 31, 1997.

Brokerage commissions paid on investment transactions for the year ended July 31, 1997 amounted to $100,951, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

Accrued expenses includes $66,369 owed to a Trustee and a former Trustee under the Trust's deferred compensation plan.


NOTE C: DISTRIBUTION PLANS
The Trust has adopted a Plan for each class of shares of the Fund, except the Advisor Class pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plan, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.


17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Funds to the Distributor with respect to the relevant class and
(ii) the Funds would not be obligated to pay the Distributor for any amounts expended by the Distributor not previously recovered by the Distributor from distribution services fees in respect of shares of such class or, in the case of Class B shares, recovered through deferred sales charges.

The Plans also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $40,977,433 and $44,378,007, respectively, for the year ended July 31, 1997. There were purchases of $40,238,803 and sales of $42,004,132 of U.S. government and government agency obligations for the year ended July 31, 1997.

At July 31, 1997, the cost of investments for federal income tax purposes was $46,673,357. Accordingly, gross unrealized appreciation of investments was $6,843,523 and gross unrealized depreciation of investments was $165,395 resulting in net unrealized appreciation of $6,678,128 excluding foreign currency.

The Fund incurred and elected to defer post October currency losses of $55,391 for the year ended July 31, 1997.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1997, the Fund had an outstanding forward exchange currency contract to sell foreign currency against the U.S. dollar, as follows:


                                CONTRACT    VALUE ON    U.S. $
                                 AMOUNT   ORIGINATION   CURRENT   UNREALIZED
                                  (000)       DATE       VALUE   APPRECIATION
                                --------  -----------  --------  ------------
FOREIGN CURRENCY SALE CONTRACT
French Franc, maturing 9/5/97     2,580     $438,859   $416,733     $22,126


18



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               44,362       107,270    $    813,717    $  1,979,138
Shares issued in
  reinvestment of
  dividends and
  distributions          140,204        37,530       2,424,151         680,784
Shares converted
  from Class B           134,087       488,896       2,479,067       9,126,460
Shares redeemed         (283,790)     (251,216)     (5,240,141)     (4,690,077)
Net increase              34,863       382,480    $    476,794    $  7,096,305

CLASS B
Shares sold              249,874       328,916    $  3,910,285    $  5,260,317
Shares issued in
  reinvestment of
  dividends and
  distributions          271,011        98,905       3,946,629       1,547,870
Shares converted
  to Class A            (158,380)     (566,688)     (2,479,067)     (9,126,460)
Shares redeemed         (465,417)     (466,102)     (7,252,359)     (7,499,239)
Net decrease            (102,912)     (604,969)   $ (1,874,512)   $ (9,817,512)

CLASS C
Shares sold               54,856        59,772    $    860,802    $    956,171
Shares issued
  in reinvestment
  of dividends and
  distributions           28,201        11,410         410,610         178,564
Shares redeemed          (98,217)     (136,703)     (1,514,680)     (2,184,925)
Net decrease             (15,160)      (65,521)   $   (243,268)   $ (1,050,190)


                    OCT. 2, 1996(A)             OCT. 2, 1996(A)
                          TO                          TO
                     JULY 31, 1997               JULY 31, 1997
                    --------------              ---------------
ADVISOR CLASS
Shares sold                1,460                  $     26,057
Shares redeemed           (1,457)                      (25,789)
Net increase                   3                  $        268


(a)  Commencement of distribution.


19



FINANCIAL HIGHLIGHTS                           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                                                                     MAY 1,
                                                                                      1994
                                                      YEAR ENDED JULY 31,              TO         YEAR ENDED APRIL 30,
                                            -------------------------------------    JULY 31,   ------------------------
                                                1997           1996         1995      1994(A)        1994         1993
                                            ------------  ------------  ---------  -------------  ---------  -----------
Net asset value, beginning of period          $18.48         $17.98       $16.26      $16.46       $16.97       $17.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .47(c)         .35(c)       .34         .07          .16          .39
Net realized and unrealized gain (loss)
  on investment transactions                    3.56           1.08         1.64        (.27)         .74          .59
Net increase (decrease) in net asset
  value from operations                         4.03           1.43         1.98        (.20)         .90          .98

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)          (.32)        (.22)         -0-        (.24)        (.42)
Distributions from net realized gains          (2.33)          (.61)        (.04)         -0-       (1.17)        (.65)
Total dividends and distributions              (2.72)          (.93)        (.26)         -0-       (1.41)       (1.07)
Net asset value, end of period                $19.79         $18.48       $17.98      $16.26       $16.46       $16.97

TOTAL RETURN
Total investment return based on net
  asset value (d)                              23.90%          8.05%       12.40%      (1.22)%       5.06%        5.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,312        $18,329      $10,952      $9,640       $9,822       $8,637
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.41%(e)       1.40%        1.40%       1.40%(f)     1.40%        1.40%
  Expenses, before waivers/reimbursements       2.06%          1.76%        1.81%       1.94%(f)     1.70%        1.85%
  Net investment income (b)                     2.50%          1.78%        2.07%       1.63%(f)     1.67%        2.29%
Portfolio turnover rate                          170%           173%         172%         21%         139%          98%
Average commission rate (g)                   $.0395             --           --          --           --           --


See footnote summary on page 23.


20


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            ----------------------------------------------------------------------------
                                                                                      MAY 1,
                                                                                       1994
                                                       YEAR ENDED JULY 31,              TO         YEAR ENDED APRIL 30,
                                            -------------------------------------    JULY 31,   ------------------------
                                                1997           1996         1995       1994(A)        1994         1993
                                            ------------  ------------  ---------  -------------  ---------  -----------
Net asset value, beginning of period          $15.89         $15.56       $14.10      $14.30        $14.92       $15.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .28(c)         .16(c)       .22         .03           .06          .23
Net realized and unrealized gain (loss)
  on investment transactions                    3.02            .98         1.40        (.23)          .63          .53
Net increase (decrease) in net asset
  value from operations                         3.30           1.14         1.62        (.20)          .69          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)          (.20)        (.12)         -0-         (.14)        (.25)
Distributions from net realized gain s         (2.33)          (.61)        (.04)         -0-        (1.17)       (1.10)
Total dividends and distributions              (2.60)          (.81)        (.16)         -0-        (1.31)       (1.35)
Net asset value, end of period                $16.59         $15.89       $15.56      $14.10        $14.30       $14.92

TOTAL RETURN
Total investment return based on net
  asset value (d)                              23.01%          7.41%       11.63%      (1.40)%        4.29%        4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $28,037        $28,492      $37,301     $43,578       $43,616      $36,155
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.12%(e)       2.10%        2.10%       2.10%(f)      2.10%        2.15%
  Expenses, before waivers/reimbursements       2.76%          2.47%        2.49%       2.64%(f)      2.42%        2.56%
  Net investment income (b)                     1.78%           .99%        1.38%        .92%(f)       .93%        1.55%
Portfolio turnover rate                          170%           173%         172%         21%          139%          98%
Average commission rate (g)                   $.0395             --           --          --            --           --


See footnote summary on page 23.


21


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                                      MAY 1,     AUGUST 2,
                                                                                      1994        1993(H)
                                                       YEAR ENDED JULY 31,             TO           TO
                                            -------------------------------------    JULY 31,    APRIL 30,
                                                1997         1996         1995        1994(A)      1994
                                            ------------  -----------  ----------  ------------  ------------
Net asset value, beginning of period          $15.89        $15.57       $14.11      $14.31        $15.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .28(c)        .14(c)       .16         .03           .15
Net realized and unrealized gain (loss)
  on investment transactions                    3.02           .99         1.46        (.23)         (.17)
Net increase (decrease) in net asset
  value from operations                         3.30          1.13         1.62        (.20)         (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)         (.20)        (.12)         -0-         (.14)
Distributions from net realized gains          (2.33)         (.61)        (.04)         -0-        (1.17)
Total dividends and distributions              (2.60)         (.81)        (.16)         -0-        (1.31)
Net asset value, end of period                $16.59        $15.89       $15.57      $14.11        $14.31

TOTAL RETURN
Total investment return based on net
  asset value (d)                              23.01%         7.34%       11.62%      (1.40)%         .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,045        $3,157       $4,113      $4,317        $4,289
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.12%(e)      2.10%        2.10%       2.10%(f)      2.10%(f)
  Expenses, before waivers/reimbursements       2.76%         2.48%        2.50%       2.64%(f)      2.07%(f)
  Net investment income (b)                     1.78%          .99%        1.38%        .93%(f)       .69%(f)
Portfolio turnover rate                          170%          173%         172%         21%          139%
Average commission rate (g)                   $.0395            --           --          --            --


See footnote summary on page 23.


22



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                               ADVISOR CLASS
                                                             ------------------
                                                             OCTOBER 2, 1996(H)
                                                                    TO
                                                               JULY 31, 1997
                                                             ------------------
Net asset value, beginning of period                                $19.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                           .42
Net realized and unrealized loss on investment transactions           (.12)
Net increase in net asset value from operations                        .30
Net asset value, end of period                                      $19.79

TOTAL RETURN
Total investment return based on net
asset value (d)                                                       1.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                                              $50
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (e)(f)                      1.10%
  Expenses, before waivers/reimbursements (f)                         2.35%
  Net investment income (b)(f)                                        3.40%
Portfolio turnover rate                                                170%
Average commission rate                                             $.0395


(a)  The Fund changed its fiscal year end from April 30 to July 31.

(b) Net of fees waived and expenses reimbursed by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended July 31, 1997, the ratios of expenses net of waivers/reimbursements would have been 1.40%, 2.10%, 2.10% and 1.10% for Class A, B, C and Advisor Class shares, respectively.

(f)  Annualized.

(g) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(h)  Commencement of distribution.


23



REPORT OF INDEPENDENT ACCOUNTANTS              ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE STRATEGIC BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Strategic Balanced Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
September 17, 1997

ALLIANCE STRATEGIC BALANCED FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1998

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998 (UNAUDITED)                   ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-56.3%
UNITED STATES INVESTMENTS-37.5%
FINANCE-7.9%
BANKING - MONEY CENTER-1.5%
Chase Manhattan Corp.                             4,000      $   428,750
Citicorp                                          3,000          357,000
                                                             ------------
                                                                 785,750

BANKING - REGIONAL-0.7%
Banc One Corp.                                    6,000          335,250

BROKERAGE & MONEY MANAGEMENT-1.6%
Merrill Lynch & Co., Inc.                         7,600          479,750
Morgan Stanley, Dean Witter,
Discover and Co.                                  6,000          350,250
                                                             ------------
                                                                 830,000

INSURANCE-1.9%
American International Group, Inc.                4,500          496,406
Travelers Group, Inc.                             9,001          445,550
                                                             ------------
                                                                 941,956

MISCELLANEOUS-2.2%
MBNA Corp.                                       20,000          621,250
PMI Group, Inc.                                   6,900          467,906
                                                             ------------
                                                               1,089,156
                                                             ------------
                                                               3,982,112

TECHNOLOGY-5.7%
COMMUNICATIONS EQUIPMENT-0.9%
Lucent Technologies, Inc.                         5,000          442,500

COMPUTER HARDWARE-1.2%
Compaq Computer Corp.                            20,000          601,250

NETWORKING SOFTWARE-1.5%
Cisco Systems, Inc. (a)                          12,000          756,750

SEMI-CONDUCTOR COMPONENTS-2.1%
Altera Corp. (a)                                  7,000          239,750
Intel Corp.                                       5,000          405,000
National Semiconductor Corp. (a)                 15,000          421,875
                                                             ------------
                                                               1,066,625
                                                             ------------
                                                               2,867,125

CONSUMER SERVICES-5.6%
BROADCASTING & CABLE-1.8%
Cox Communications, Inc. Cl.A (a)                12,000          442,500
Scripps E.W. Co. Cl.A                             4,000          193,000
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                    7,000          250,687
                                                             ------------
                                                                 886,187

ENTERTAINMENT & LEISURE-2.8%
Harley-Davidson, Inc.                            22,000          552,750
Walt Disney Co.                                   8,000          852,500
                                                             ------------
                                                               1,405,250

RETAIL-GENERAL MERCHANDISE-1.0%
Dayton Hudson Corp.                               7,000          503,563
                                                             ------------
                                                               2,795,000

ENERGY-4.8%
DOMESTIC INTEGRATED-0.7%
USX-Marathon Group                               10,000          335,625

DOMESTIC PRODUCERS-0.7%
Apache Corp.                                     10,000          331,250

OIL SERVICES-3.4%
BJ Services Co. (a)                               8,000          484,500
Halliburton Co.                                  16,000          719,000
Noble Drilling Corp. (a)                         20,000          535,000
                                                             ------------
                                                               1,738,500
                                                             ------------
                                                               2,405,375


6


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER STAPLES-4.6%
COSMETICS-1.8%
Avon Products, Inc.                               4,000      $   240,000
Gillette Co.                                      4,000          395,000
The Estee Lauder Co., Inc. Cl.A                   5,000          274,687
                                                             ------------
                                                                 909,687

RETAIL-FOOD & DRUG-1.2%
Kroger Co. (a)                                   15,000          586,875

TOBACCO-1.6%
Philip Morris Cos., Inc.                         20,000          830,000
                                                             ------------
                                                               2,326,562

HEALTH CARE-4.2%
DRUGS-3.8%
Merck & Co., Inc.                                 9,000        1,055,250
Schering-Plough Corp.                            12,000          868,500
                                                             ------------
                                                               1,923,750

MEDICAL PRODUCTS-0.4%
Medtronic, Inc.                                   4,000          204,250
                                                             ------------
                                                               2,128,000

CAPITAL GOODS-1.5%
POLLUTION CONTROL-0.7%
USA Waste Services, Inc. (a)                      9,000          330,750

MISCELLANEOUS-0.8%
United Technologies Corp.                         5,000          408,125
                                                             ------------
                                                                 738,875

UTILITIES-1.4%
TELEPHONE UTILITY-1.4%
WorldCom, Inc. (a)                               20,000          716,250

MULTI INDUSTRY COMPANIES-1.2%
Tyco International, Ltd.                          6,000          266,250
U.S. Industries, Inc.                            12,000          336,750
                                                             ------------
                                                                 603,000

CONSUMER MANUFACTURING-0.6%
APPLIANCES-0.6%
Sunbeam Corp.                                     7,300          276,944
Total United States Investments
  (cost $15,404,519)                                          18,839,243

FOREIGN INVESTMENTS-18.8%
AUSTRALIA-0.2%
Normandy Mining, Ltd.                            75,000           87,909

BRAZIL-0.4%
Telebras SA (ADR)                                 2,000          222,000

CANADA-0.2%
Gulf Canada Resources, Ltd. (a)                  18,400           98,900

DENMARK-0.7%
Ratin Cl.A (a)                                    2,000          286,496
Sophus Berendsen Cl.B (a)                         2,000           67,040
                                                             ------------
                                                                 353,536

FINLAND-1.0%
Nokia AB OY Corp. pfd.                            4,000          312,965
Orion-Yhtymae OY Cl.B                             7,000          211,377
                                                             ------------
                                                                 524,342

FRANCE-1.7%
Sanofi SA                                         2,000          219,952
SEITA (b)                                         4,000          148,590
Total, SA Cl.B (b)                                3,000          311,843
Unibail SA (b)                                    1,502          168,610
                                                             ------------
                                                                 848,995

GERMANY-1.1%
Adidas AG                                         1,300          190,540
Hornbach Holdings AG pfd.                         2,000          125,553
ProSieben Media AG (a)                            5,000          247,011
Schmalbach-Lubeca AG                                 96           16,979
                                                             ------------
                                                                 580,083


7


PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HONG KONG-0.6%
Cheung Kong Holdings, Ltd.                       25,000     $    127,633
Citic Pacific, Ltd.                              11,000           31,563
Dickson Concepts
International, Ltd.                              30,000           34,703
Sun Hung Kai Properties, Ltd.                    20,000          102,624
                                                             ------------
                                                                 296,523

JAPAN-4.5%
Bank of Tokyo, Ltd.                              12,000          173,927
Canon, Inc.                                       5,000          121,307
Daiwa Securities Co., Ltd.                       30,000          137,771
Fuji Photo Film Co.                               3,000          125,719
Honda Motor Co.                                   6,000          217,881
Japan Tobacco, Inc.                                  15          102,087
Nintendo Corp., Ltd.                              2,000          211,107
Orix Corp                                         3,000          216,463
Promise Co., Ltd.                                   300           15,786
Rohm Co.                                          1,000          109,492
Sankyo Co., Ltd                                   5,000          130,366
Santen Pharmaceutical Co.                        10,000          131,548
Sony Corp.                                        3,000          276,487
Sumitomo Electric Industries                      7,000          103,111
Yamanouchi Pharmaceutical Co., Ltd.               7,000          169,831
                                                             ------------
                                                               2,242,883

MEXICO-0.3%
Coca-Cola Femsa SA (ADS)                          9,000          166,500

NETHERLANDS-1.6%
AKZO Nobel NV                                     1,500          271,149
ASM Lithography Holding NV                        3,000          206,340
ING Groep NV                                      7,000          320,070
                                                             ------------
                                                                 797,559

NORWAY-0.2%
Bergesen DY AS                                    4,000           86,557


                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SWEDEN-0.7%
Ericsson LM Telecom Series B                      4,000     $    156,822
Volvo AB Cl.A                                     7,000          188,569
                                                             ------------
                                                                 345,391

SWITZERLAND-2.7%
Baloise Holdings, Ltd.                              120          229,648
Ciba Specialty Chemicals AG (a)                   1,500          171,628
Nestle, SA                                          200          317,943
Novartis AG                                         200          341,569
Zurich Versicherungsgesellschaft                    600          299,311
                                                             ------------
                                                               1,360,099

UNITED KINGDOM-2.9%
BAA Plc                                          30,000          234,101
BPB Plc                                          40,000          197,206
Compass Group Plc                                25,000          321,194
HSBC Holdings Plc                                 5,000          130,294
SmithKline Beecham Plc                           25,000          318,338
Tomkins Plc                                      30,000          161,618
United News Media Plc                             9,000          104,023
                                                             ------------
                                                               1,466,774

Total Foreign Investments
  (cost $9,265,934)                                            9,478,051
Total Common & Preferred Stocks
  (cost $24,670,453)                                          28,317,294

DEBT OBLIGATIONS-41.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-34.7%
Federal Home Loan Bank
  7.00%, 9/01/11                                   $875          894,982
Federal National Mortgage Association
  6.00%, 4/01/11                                    343          340,175
  6.50%, 5/01/11                                    568          574,967
  6.50%, 6/01/11                                    638          645,721
  6.50%, 9/01/11                                    398          401,442
  7.00%, 5/01/26                                    924          938,056
  7.00%, 5/01/27                                    435          441,575


8


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
Government National Mortgage Association (TBA)
  7.00%, 1/21/28                                 $1,100     $  1,116,500
U.S. Treasury Bond
  6.125%, 11/15/27                                2,295        2,396,118
U.S. Treasury Notes
  6.00%, 8/15/00                                  1,125        1,142,055
  6.25%, 4/30/01                                  1,900        1,948,089
  6.375%, 5/15/99                                 4,000        4,048,760
  6.50%, 8/31/01                                  1,250        1,293,550
  6.50%, 5/31/02                                  1,110        1,155,610
  6.625%, 5/15/07                                    25           26,894
  6.875%, 5/15/06                                    80           86,900
                                                             ------------
                                                              17,451,394

CORPORATE DEBT OBLIGATIONS-5.2%
ELECTRIC & GAS UTILITY-0.8%
Texas Utilities Co.
  6.375%, 1/01/08 (c)                               425          416,458

FINANCIAL-1.3%
Railcar Leasing LLC
  7.125%, 1/15/13 (c)                               625          671,887

INDUSTRIAL-3.1%
Caliber Systems, Inc.
  7.80%, 8/01/06                                    800          868,947
Time Warner, Inc.
  8.375%, 3/15/23                                   600          687,552
                                                             ------------
                                                               1,556,499
                                                             ------------
                                                               2,644,844

YANKEE BOND-1.8%
St. George Bank, Ltd.
  7.15%, 10/15/05 (c)                               850          886,907
Total Debt Obligations
  (cost $20,481,115)                                          20,983,145

SHORT-TERM INVESTMENT-5.0%
Student Loan Marketing Association
  Zero Coupon, 2/02/98                            2,500        2,499,614

TOTAL INVESTMENTS-103.0%
  (cost $47,651,182)                                          51,800,053
Other assets less liabilities-(3.0%)                          (1,519,534)

NET ASSETS-100%                                              $50,280,519


(a)  Non-income producing security.

(b) Security, or portion thereof, with an aggregate market value of $629,043, has been segregated to collateralize forward exchange currency contracts.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At January 31, 1998, these securities amounted to $1,975,252 representing 3.9% of net assets.

     Glossary of Terms:
     ADR   -   American Depositary Receipt
     ADS   -   American Depositary Shares
     pfd.  -   Preferred Stock
     TBA   -   To be announced


9


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)                   ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $47,651,182)          $ 51,800,053
  Cash, at value (cost $256,002)                                       253,948
  Receivable for investment securities and
    foreign currency sold                                            1,304,827
  Interest and dividends receivable                                    302,661
  Receivable for shares of beneficial interest sold                     14,007
  Unrealized appreciation of forward exchange
    currency contracts                                                  12,468
  Foreign taxes receivable                                               6,783
  Total assets                                                      53,694,747

LIABILITIES
  Payable for investment securities and foreign
    currency purchased                                               3,154,606
  Distribution fee payable                                              29,509
  Advisory fee payable                                                   7,265
  Payable for shares of beneficial interest redeemed                       930
  Accrued expenses                                                     221,918
  Total liabilities                                                  3,414,228

NET ASSETS                                                        $ 50,280,519

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                           $         31
  Additional paid-in capital                                        46,107,021
  Distribution in excess of net investment income                     (165,926)
  Accumulated net realized gain on investments and
    foreign currency transactions                                      210,007
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      4,129,386
                                                                  $ 50,280,519
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($21,688,399/1,209,382 shares of beneficial interest
    issued and outstanding)                                             $17.93
  Sales charge--4.25% of public offering price                             .80
  Maximum offering price                                                $18.73

  CLASS B SHARES
  Net asset value and offering price per share
    ($25,475,448/1,721,652 shares of beneficial interest
    issued and outstanding)                                             $14.80

  CLASS C SHARES
  Net asset value and offering price per share
    ($3,116,324/210,620 shares of beneficial interest
    issued and outstanding)                                             $14.80

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($348/19.47 shares of beneficial interest issued
    and outstanding)                                                    $17.87


See notes to financial statements.


10


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $ 715,875
  Dividends (net of foreign taxes
    withheld of $3,413)                                 125,410      $ 841,285

EXPENSES
  Advisory fee                                          190,439
  Distribution fee - Class A                             31,338
  Distribution fee - Class B                            134,436
  Distribution fee - Class C                             15,021
  Custodian                                             108,252
  Transfer agency                                        58,858
  Registration                                           29,094
  Audit and legal                                        27,618
  Printing                                               15,164
  Trustees' fees                                         15,000
  Miscellaneous                                           5,100
  Total expenses                                        630,320
  Less: expenses waived and assumed
    by adviser (see Note B)                            (170,214)
  Net expenses                                                         460,106
  Net investment income                                                381,179

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investment transactions                       2,538,758
  Net realized loss on foreign currency transactions                   (42,978)
  Net realized loss on futures transactions                           (251,706)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (2,557,945)
    Foreign currency denominated assets and liabilities                (16,863)
  Net loss on investments and foreign
    currency transactions                                             (330,734)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    50,445


See notes to financial statements.


11


STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                  JAN. 31, 1998     JULY 31,
                                                   (UNAUDITED)        1997
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $   381,179    $ 1,040,800
  Net realized gain on investments and foreign
    currency transactions                             2,244,074      2,147,164
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities      (2,574,808)     7,395,205
  Net increase in net assets from operations             50,445     10,583,169

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (407,484)      (368,073)
    Class B                                            (435,005)      (450,279)
    Class C                                             (48,311)       (53,257)
    Advisor Class                                            (8)            -0-
  Distribution in excess of net investment income
    Class A                                             (75,900)            -0-
    Class B                                             (81,026)            -0-
    Class C                                              (8,999)            -0-
    Advisor Class                                            (1)            -0-
  Net realized gain on investments
    Class A                                          (1,572,349)    (2,227,559)
    Class B                                          (2,315,766)    (3,959,058)
    Class C                                            (257,187)      (468,257)
    Advisor Class                                           (26)            -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                             4,038,095     (1,640,718)
  Total increase (decrease)                          (1,113,522)     1,415,968

NET ASSETS
  Beginning of year                                  51,394,041     49,978,073
  End of period (including undistributed net
    investment income of $509,629 for the year
    ended July 31, 1997)                            $50,280,519    $51,394,041


See notes to financial statements.


12


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)                   ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Strategic Balanced Fund (the "Fund"), formerly Alliance Balanced Fund, a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive votings rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividend and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10%, 2.10% and 1.10% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. Prior to August 2, 1993, the annual expense cap for Class B Shares was 2.15%. For the six months ended January 31, 1998, such reimbursement amounted to $170,214.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $39,270 for the six months ended January 31, 1998.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,953 from the sales of Class A shares and $335 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, respectively, for the six months ended January 31, 1998.

Brokerage commissions paid on investment transactions for the six months ended January 31, 1998 amounted to $59,727, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

Accrued expenses includes $49,717 owed to a Trustee and a former Trustee under the Trust's deferred compensation plan.


NOTE C: DISTRIBUTION PLANS
The Trust has adopted a Plan for each class of shares of the Fund, except the Advisor Class, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the


14


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended by the Distributor not previously recovered by the Distributor from distribution services fees in respect of shares of such class or, in the case of Class B shares, recovered through deferred sales charges.

The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $19,296,584 and $23,309,687, respectively, for the six months ended January 31, 1998. There were purchases of $14,228,763 and sales of $12,609,686 of U.S. government and government agency obligations for the six months ended January 31, 1998.

At January 31, 1998, the cost of investments for federal income tax purposes was $47,651,658. Accordingly, gross unrealized appreciation of investments was $4,920,449 and gross unrealized depreciation of investments was $772,054 resulting in net unrealized appreciation of $4,148,395 excluding foreign currency transactions.

The Fund incurred and elected to defer post October currency losses of $55,391 for the year ended July 31, 1997.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

At January 31, 1998, the Fund had an outstanding forward exchange currency contract to sell foreign currency against the U.S. dollar, as follows:


                        CONTRACT     VALUE ON         U.S. $
                         AMOUNT     ORIGINATION      CURRENT      UNREALIZED
                          (000)        DATE           VALUE      APPRECIATION
                        --------    -----------      --------    ------------
FOREIGN CURRENCY
SALE CONTRACT
French Franc,
  settling 3/5/98         2,580       $433,696       $421,228      $ 12,468


2. FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At January 31, 1998, the Fund had no outstanding futures contracts.


NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31, 1998    JULY 31,    JAN. 31, 1998     JULY 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     --------------  ----------  ----------------  ------------
CLASSS A
Shares sold               17,021        44,362    $    364,839     $   813,717
Shares issued in
  reinvestment of
  dividends and
  distributions          107,474       140,204       1,915,188       2,424,151
Shares converted
  from Class B           128,047       134,087       2,378,555       2,479,067
Shares redeemed          (69,772)     (283,790)     (1,314,460)     (5,240,141)
Net increase             182,770        34,863    $  3,344,122     $   476,794

CLASS B
Shares sold              153,663       249,874    $  2,424,580     $ 3,910,285
Shares issued in
  reinvestment of
  dividends and
  distributions          177,542       271,011       2,613,418       3,946,629
Shares converted
  to Class A            (154,179)     (158,380)     (2,378,555)     (2,479,067)
Shares redeemed         (145,278)     (465,417)     (2,352,965)     (7,252,359)
Net increase (decrease)   31,748      (102,912)   $    306,478    $ (1,874,512)


16


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31, 1998    JULY 31,    JAN. 31, 1998     JULY 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     --------------  ----------  ----------------  ------------
CLASS C
Shares sold               36,711        54,856     $   561,396     $   860,802
Shares issued in
  reinvestment of
  dividends and
  distributions           20,673        28,201         304,309         410,610
Shares redeemed          (30,276)      (98,217)       (478,542)     (1,514,680)
Net increase (decrease)   27,108       (15,160)    $   387,163     $  (243,268)


                                   OCT. 2,1996(A)                OCT. 2,1996(A)
                                        TO                             TO
                                   JULY 31,1997                  JULY 31,1997
                                   -------------                 --------------
ADVISOR CLASS
Shares sold                   15         1,460     $       300     $    26,057
Shares issued in
  reinvestment of
  dividends and
  distributions                2            -0-             32              -0-
Shares redeemed               -0-       (1,457)             -0-        (25,789)
Net increase                  17             3     $       332     $       268


(a)  Commencement of distribution.


17


FINANCIAL HIGHLIGHTS                           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                          ----------------------------------------------------------------------------------------
                                            SIX MONTHS                                            MAY 1,
                                              ENDED                                                1994
                                            JANUARY 31,            YEAR ENDED JULY 31,              TO       YEAR ENDED APRIL 30,
                                               1998      -------------------------------------   JULY 31,   ----------------------
                                           (UNAUDITED)      1997         1996         1995       1994(A)       1994         1993
                                          -------------  -----------  ----------  -----------  -----------  ----------  ----------
Net asset value, beginning of period         $19.79       $18.48       $17.98       $16.26      $16.46       $16.97       $17.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .18(c)       .47(c)       .35(c)       .34         .07          .16          .39
Net realized and unrealized gain (loss)
  on investment transactions                   (.14)        3.56         1.08         1.64        (.27)         .74          .59
Net increase (decrease) in net asset
  value from operations                         .04         4.03         1.43         1.98        (.20)         .90          .98

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.39)        (.39)        (.32)        (.22)         -0-        (.24)        (.42)
Distributions in excess of net
  investment income                            (.06)          -0-          -0-          -0-         -0-          -0-          -0-
Distributions from net realized gains         (1.45)       (2.33)        (.61)        (.04)         -0-       (1.17)         (65)
Total dividends and distributions             (1.90)       (2.72)        (.93)        (.26)         -0-       (1.41)       (1.07)
Net asset value, end of period               $17.93       $19.79       $18.48       $17.98      $16.26       $16.46       $16.97

TOTAL RETURN
Total investment return based on
  net asset value (d)                           .27%       23.90%        8.05%       12.40%      (1.22)%       5.06%        5.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $21,688      $20,312      $18,329      $10,952      $9,640       $9,822       $8,637
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                             1.40%(e)     1.41%(f)     1.40%        1.40%       1.40%(e)     1.40%        1.40%
  Expenses, before waivers/
    reimbursements                             2.06%(e)     2.06%        1.76%        1.81%       1.94%(e)     1.70%        1.85%
  Net investment income (b)                    1.91%(e)     2.50%        1.78%        2.07%       1.63%(e)     1.67%        2.29%
Portfolio turnover rate                          69%         170%         173%         172%         21%         139%          98%
Average commission rate (g)                  $.0412       $.0395           --           --          --           --           --


See footnote summary on page 21.


18


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                          ----------------------------------------------------------------------------------------
                                            SIX MONTHS                                            MAY 1,
                                              ENDED                                                1994
                                            JANUARY 31,            YEAR ENDED JULY 31,              TO       YEAR ENDED APRIL 30,
                                               1998      -------------------------------------   JULY 31,   ----------------------
                                           (UNAUDITED)      1997         1996         1995       1994(A)       1994         1993
                                          -------------  -----------  ----------  -----------  -----------  ---------  -----------
Net asset value, beginning of period         $16.59       $15.89       $15.56       $14.10      $14.30       $14.92       $15.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .10(c)       .28(c)       .16(c)       .22         .03          .06          .23
Net realized and unrealized gain
  (loss) on investment transactions            (.12)        3.02          .98         1.40        (.23)         .63          .53
Net increase (decrease) in net asset
  value from operations                        (.02)        3.30         1.14         1.62        (.20)         .69          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.27)        (.27)        (.20)        (.12)         -0-        (.14)        (.25)
Distributions in excess of net
  investment income                            (.05)          -0-          -0-          -0-         -0-          -0-          -0-
Distributions from net realized gains         (1.45)       (2.33)        (.61)        (.04)         -0-       (1.17)       (1.10)
Total dividends and distributions             (1.77)       (2.60)        (.81)        (.16)         -0-       (1.31)       (1.35)
Net asset value, end of period               $14.80       $16.59       $15.89       $15.56      $14.10       $14.30       $14.92

TOTAL RETURN
Total investment return based on net
  asset value (d)                              (.01)%      23.01%        7.41%       11.63%      (1.40)%       4.29%        4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $25,476      $28,037      $28,492      $37,301     $43,578      $43,616      $36,155
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                             2.10%(e)     2.12%(f)     2.10%        2.10%       2.10%(e)     2.10%        2.15%
  Expenses, before waivers/
    reimbursements                             2.78%(e)     2.76%        2.47%        2.49%       2.64%(e)     2.42%        2.56%
  Net investment income (b)                    1.21%(e)     1.78%         .99%        1.38%        .92%(e)      .93%        1.55%
Portfolio turnover rate                          69%         170%         173%         172%         21%         139%          98%
Average commission rate (g)                  $.0412       $.0395           --           --          --           --           --


See footnote summary on page 21.


19


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                           ------------------------------------------------------------------------------
                                            SIX MONTHS                                              MAY 1,     AUGUST 2,
                                              ENDED                                                 1994        1993(H)
                                            JANUARY 31,             YEAR ENDED JULY 31,              TO           TO
                                               1998      -------------------------------------    JULY 31,     APRIL 30,
                                           (UNAUDITED)       1997         1996         1995        1994(A)       1994
                                          -------------  ------------  ----------  -----------  ------------  -----------
Net asset value, beginning of period         $16.59        $15.89       $15.57       $14.11       $14.31       $15.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .10(c)        .28(c)       .14(c)       .16          .03          .15
Net realized and unrealized gain
  (loss) on investment transactions            (.12)         3.02          .99         1.46         (.23)        (.17)
Net increase (decrease) in net asset
  value from operations                        (.02)         3.30         1.13         1.62         (.20)        (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.28)         (.27)        (.20)        (.12)          -0-        (.14)
Distributions in excess of
  net investment income                        (.04)           -0-          -0-          -0-          -0-          -0-
Distributions from net realized gains         (1.45)        (2.33)        (.61)        (.04)          -0-       (1.17)
Total dividends and distributions             (1.77)        (2.60)        (.81)        (.16)          -0-       (1.31)
Net asset value, end of period               $14.80        $16.59       $15.89       $15.57       $14.11       $14.31

TOTAL RETURN
Total investment return based on
  net asset value (d)                          (.01)%       23.01%        7.34%       11.62%       (1.40)%        .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $3,116        $3,045       $3,157       $4,113       $4,317       $4,289
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                             2.10%(e)      2.12%(f)     2.10%        2.10%        2.10%(e)     2.10%(e)
  Expenses, before waivers/
    reimbursements                             2.78%(e)      2.76%        2.48%        2.50%        2.64%(e)     2.07%(e)
  Net investment income (b)                    1.21%(e)      1.78%         .99%        1.38%         .93%(e)      .69%(e)
Portfolio turnover rate                          69%          170%         173%         172%          21%         139%
Average commission rate (g)                  $.0412         $.0395           --           --           --           --


See footnote summary on page 21.


20


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                          ADVISOR CLASS
                                                   ---------------------------
                                                    SIX MONTHS     OCTOBER 2,
                                                       ENDED         1996(H)
                                                    JANUARY 31,        TO
                                                       1998         JULY 31,
                                                    (UNAUDITED)       1997
                                                   ------------   ------------
Net asset value, beginning of period                  $19.79         $19.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                             .22            .42
Net realized and unrealized loss on
  investment transactions                               (.19)          (.12)
Net increase in net asset value from operations          .03            .30

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    (.45)            -0-
Distributions in excess of net investment income        (.05)            -0-
Distributions from net realized gains                  (1.45)            -0-
Total dividends and distributions                      (1.95)            -0-
Net asset value, end of period                        $17.87         $19.79

TOTAL RETURN
Total investment return based on
  net asset value (d)                                    .23%          1.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                               $348            $50
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                                  1.10%          1.10%(f)
  Expenses, before waivers/
    reimbursements (e)                                  2.20%          2.35%
  Net investment income (b)(e)                          6.39%          3.40%
Portfolio turnover rate                                   69%           170%
Average commission rate                               $.0412         $.0395


(a)  The Fund changed its fiscal year end from April 30 to July 31.

(b)  Net of fees waived and expenses reimbursed by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(e)  Annualized.

(f) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1997, the ratios of expenses net of waivers/reimbursements would have been 1.40%, 2.10%, 2.10% and 1.10% for Class A, B, C and Advisor Class shares, respectively.

(g) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(h)  Commencement of distribution.


21

                           APPENDIX A

              DESCRIPTION OF CORPORATE BOND RATINGS

         Description of the bond ratings of Moody's Investors
Services, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, ?]and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

         Descriptions of the bond ratings of Standard & Poor's are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch Investors
Service, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -
- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the "AAA" and "D" categories.

         Descriptions of the bond ratings of Duff & Phelps Credit

Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

[LOGO]
                         ALLIANCE INCOME BUILDER FUND, INC.
___________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
___________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 2, 1998
___________________________________________________________
This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Income Builder Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectuses"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                 Page

Investment Policies and Restrictions.............
Management of the Fund...........................
Expenses of the Fund.............................
Purchase of Shares...............................
Redemption and Repurchase of Shares..............
Shareholder Services.............................
Net Asset Value..................................
Dividends, Distributions and Taxes...............
Brokerage and Portfolio Transactions.............
General Information..............................
Report of Independent Auditors and Financial
  Statements.....................................
Appendix A:  Description of Obligations
  Issued or Guaranteed By U.S. Government
  Agencies or Instrumentalities..................A-1
Appendix B:  Bond and Commercial Paper Ratings...B-1
Appendix C:  Options.............................C-1
Appendix D:  Futures Contracts, Options on
  Futures Contracts and Options on Foreign
  Currencies.....................................D-1
______________________________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

______________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
______________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Prospectus of the Fund under the heading "Description of the Fund." The Fund's investment objectives may not be changed without shareholder approval. The Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

Investment Policies

         The Fund is a non-diversified, open-end management investment company that seeks both an attractive level of current income and long-term growth of income and capital by investing substantially all of its assets in dividend-paying equity securities and U.S. Dollar denominated debt securities. The Fund seeks investment opportunities in foreign, as well as domestic securities markets. The Fund will invest in equity securities of companies with a historical or projected pattern of paying rising dividends. Under normal circumstances, at least 65% of the Fund's total assets will be invested in income-producing debt and equity securities.

         The Fund will invest in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as U.S. and non-U.S. Government and corporate bonds and preferred stocks. The Fund may vary the percentage of assets invested in any one type of security based upon the evaluation by Alliance Capital Management L.P., the Fund's adviser, (the "Adviser") as to the appropriate portfolio structure for achieving the Fund's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctuate. When interest rates decline, the values of fixed-income securities can be expected to increase, and when interest rates rise, the values of fixed-income securities can be expected to decrease.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see Appendix B.

         Convertible Securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Rights or Warrants. The Fund may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. In addition, the value of a right or warrant does not necessarily change with the value of the underlying securities. A right or warrant ceases to have value if it is not exercised prior to the expiration date.

         U.S. Government Securities. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         Options. For additional information on the use, risks and costs of options, see Appendix C.

         Options on Securities Indices. The Fund may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which the Fund may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts and options on futures contracts as described in the Prospectus. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.

         Options on Foreign Currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix D.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the

Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross- hedges are denominated.

         Foreign Securities. Investing in securities of non-United States companies which are generally denominated in foreign currencies involves certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulation, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges and brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Additional risks may be incurred in investing in particular countries.

         Repurchase Agreements. The Fund may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is in effect for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, the Fund requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's Custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g. trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, the Fund may invest up to 5% of its net assets (taken at market value) in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Funds investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under
Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

Investment in Closed-End Investment Companies

         The Fund may invest in closed-end companies whose investment objectives and policies are consistent with those of the Fund. The Fund may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Fund may not own more than 3% of the total outstanding voting stock of any closed- end investment company. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of such closed-end investment companies (including management and advisory fees).

Certain Risk Considerations

         Investments in Lower-Rated Fixed-Income Securities. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower- rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

         In seeking to achieve the Fund's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions.
Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund.

         Portfolio Turnover. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not be in excess of 100% in future years. A 100% turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. A portfolio turnover rate approximating 100% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne by the Fund and its shareholders. The annual portfolio turnover rate of securities for the fiscal years ended in 1996 and 1997 were 108% and 159%, respectively.

Investment Restrictions

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. The Fund may not:

         (1) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements; or
         (iv) certain call loans upon collateral security; however, the Fund does not intend to make such call loans;

         (2) Participate on a joint or joint and several basis in any securities trading account;

         (3) Invest in companies for the purpose of exercising control;

         (4) Issue any senior security within the meaning of the 1940 Act;

         (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales-against-the-box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         (6) Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies;

         (7) (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, forward and futures contracts on currencies and related options forward contracts or contracts for the future acquisition or delivery of (including futures contracts on) securities and securities indices and related options; (iii) invest in interests in oil, gas, or other mineral exploration or development programs;
         (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of any such maximum.

______________________________________________________________

                     MANAGEMENT OF THE FUND
______________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which approximately $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of September 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 56 registered investment companies comprising more than 118 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly- owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of

FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who devote less than all of their time to its affairs and who devote part of their time to the affairs of the Adviser or its affiliates, (ii) expenses of computing the net asset value of the Fund's shares to the extent such computation is required under applicable Federal securities laws, (iii) expenses of office rental, and (iv) clerical and bookkeeping expenses.

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments therefor specifically approved by the Fund's Board of Directors.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of .75 of 1% of the average daily value of the Fund's net assets. The advisory fees for the fiscal years of the Fund ended October 31, 1995, October 31, 1996 and October 31, 1997 amounted to $433,843, $396,063 and $414,735, respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods (computed from each November 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the

Advisory Agreement or interested persons as defined in the 1940 Act of any such party. Most recently, the continuance of the Advisory Agreement until October 31, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on September 9, 1997.

         The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc.,

Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,6  52, Chairman  and President of the
Fund, is the President and Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4653, Stamford,
Connecticut 06903.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1993.  He is currently an independent consultant.  His address is P.O. Box 167, Spring Lake, New Jersey 07762.
____________________

6.  An "interested person" of the Fund as defined in the 1940 Act.

         JOHN H. DOBKIN, 55, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road., Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 65, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 58, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments and a Director of Placer Dome, Inc. (mining)). His address is 80 Pine Street, New York, NY 10005.

         DONALD J. ROBINSON, 63, was formerly a senior partner in the law firm of Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, 19th
Floor, New York, New York 10103.

Officers

         JOHN D. CARIFA, see biography under "Directors" section, above.

         ANDREW M. ARAN, 40, Senior Vice President, is a Senior
Vice President of ACMC with which he has been associated since prior to 1993.

         KATHLEEN A. CORBET, 37, Senior Vice President, is an
Executive Vice President of ACMC with which she has been associated since July, 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department since prior to 1993.

         WAYNE D. LYSKI, 56, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         THOMAS M. PERKINS, 52, Senior Vice President, is a Senior Vice President of ACMC with which he has been associated since prior to 1993.

         CORINNE MOLOF HILL, 33, Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1993.

         VITA M. PIKE, 38, Vice President, is a Vice President of
ACMC with which she has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., 47, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF, 43, Assistant Secretary, is Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Co., Inc. since prior to 1993.

         DOMENICK PUGLIESE, 36, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         EMILIE D. WRAPP, 41, Assistant Secretary, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, 47, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. ("AFS") with which he has been associated since prior to 1993.

         VINCENT S. NOTO, 33, Controller, is a Vice President of
AFS with which he has been associated since prior to 1993.

         JOSEPH J. MANTINEO, 38, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1993.

         PHYLLIS CLARKE, 37, Assistant Controller, is an
Accounting Manager of Mutual Funds for AFS with which she has been associated since prior to 1993.

         JUAN J. RODRIGUEZ, 40, Assistant Controller, is an
Assistant Vice President of AFS with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                  Total Number
                                                  Total Number    Investment
                                                  of Investment   Portfolios
                                                  Companies in    within the
                                   Total          the Alliance    Funds,
                                   Compensation   Complex,        Including
                                   From the       including the   the Fund, as
                      Aggregate    Alliance Fund  Fund, as to     to which the
                      Compensation Complex,       which Director  Director is
                      from the     Including the  is a Director   a Director
Name of Director      Fund         Fund           or Trustee      or Trustee
________________      ____________ _____________  ____________    ____________

John D. Carifa        $0           $0             54              118
Ruth Block            $3,039       $163,997       40               80
David H. Dievler      $3,046       $188,526       47               83
John H. Dobkin        $3,030       $127,775       44               80
William H. Foulk, Jr. $3,106       $174,996       48              113
Dr. James M. Hester   $3,006       $156,499       40               76
Clifford L. Michel    $2,775       $194,499       41               92
Donald J. Robinson    $2,971       $235,500       41               94

         As of January 12, 1998, the Directors and officers of the Fund as a group owned 6.84% of the Advisor Class shares of the Fund and less than 1% of the shares of any other class of shares of the Fund.
________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement will continue in effect for successive twelve-month periods (computed from each November 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement until October 31, 1998 was approved by a vote, cast in person, of the Directors including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on September 9, 1997.

         The Agreement became effective on May 3, 1993 and was amended as of March 22, 1994 to permit the distribution of two additional classes of shares, Class B and Class C shares. The
Agreement was amended as of June 4, 1996 to permit the distribution of Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended October 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $6,194, which constituted approximately .30 of 1% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $50,954. Of the $57,148 paid by the Fund and the Adviser under the Agreement, $8,462 was spent on advertising, $93 on the printing and mailing of prospectuses for persons other than current shareholders, $28,410 for compensation to broker-dealers and other financial intermediaries (including, $18,924 to the Fund's Principal Underwriter), $1,562 for compensation to sales personnel and $18,621 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended October 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $75,635, which constituted approximately 1% of the average daily net assets attributable to the Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $347,872. Of the $423,507 paid by the Fund and the Adviser under the Agreement, $52,385 was spent on advertising, $3,494 on the printing and mailing of prospectuses for persons other than current shareholders, $237,329 for compensation to broker-dealers and other financial intermediaries (including, $104,193 to the Fund's Principal Underwriter), $4,209 for compensation to sales personnel, $117,047 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $9,043 for interest on Class B shares financing.

         During the Fund's fiscal year ended October 31, 1997, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class B shares, in amounts aggregating $454,253, which constituted approximately 1% of the average daily net assets attributable to the Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $115,352. Of the $569,605 paid by the Fund and the Adviser under the Agreement, $15,139 was spent on advertising, $714 on the printing and mailing of prospectuses for persons other than current shareholders, $466,408 for compensation to broker-dealers and other financial intermediaries (including, $32,262 to the Fund's Principal Underwriter), $4,380 for compensation to sales personnel and $40,004 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $42,960 for interest on Class C shares.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and

(ii) the Fund would not be obligated to pay the Principal
Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1997, the Fund paid AFS $35,806 pursuant to the Transfer Agency Agreement.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc.

         Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor
Class shares of the Fund in order to be approved by the Principal
Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "-
Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding.
A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares; (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, the Class B and the Advisor Class shareholders will vote separately by class, and
(v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares7

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-
____________________

7. Advisor Class shares are sold only to investors described above in this section under "--General."

year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended in 1997, 1996 and 1995, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $17,524, $40,062 and $5,756, respectively. Of those amounts, the Principal Underwriter received the amounts of $876, $1,756 and $290, respectively, representing that portion of the sales charge paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1997, 1996 and 1995, the Principal Underwriter received contingent deferred sales charges of $-0-, $-0- and $-0-, respectively, on Class A shares, $13,978, $4,000 and $7,453, respectively, on Class B shares, and $689, $-0- and $-0-, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                    Discount or
                                                    Commission
                                       As % of      to Dealers
                          As % of      the          or Agents
                          Net          Public       As % of
Amount of                 Amount       Offering     Offering
Purchase                  Invested     Price        Price
_________                 ________     ________     ___________

Less than
    $100,000. . .         4.44%        4.25%        4.00%
$100,000 but
    less than
    $250,000. . .         3.36         3.25         3.00
$250,000 but
    less than
    $500,000. . .         2.30         2.25         2.00
$500,000 but
    less than
    $1,000,000*. .        1.78         1.75         1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--
Class B Shares-- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on October 31, 1997.

         Net Asset Value per Class A
              Share at October 31, 1997          $12.57

         Per Share Sales Charge - 4.25%
              of offering price (4.44% of
              net asset value per share)         $  .56

         Class A Per Share Offering Price
              to the public                      $13.13
                                                 ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.

Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

       (i)    the investor's current purchase;

      (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other
              Alliance Mutual Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period.

Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

       (i) investment management clients of the Adviser or its affiliates;

      (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

     (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates;

      (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

       (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or financial intermediary or its affiliates or agents, for services in the nature of investment advisory or administrative services;

      (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

     (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to
              Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                       Contingent Deferred
                                       Sales Charge as a %
                                       of Dollar Amount
Years Since Purchase                   Subject to Charge

First                                  4.0%
Second                                 3.0%
Third                                  2.0%
Fourth                                 1.0%
Fifth and thereafter                   None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services-Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998, this service can be employed only once in any 30-day period (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account.
Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser).
In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund.
Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares-General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedure and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollar at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

General

         The Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.
The information set forth in the Prospectus and the following discussion relate solely to federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full or fractional shares of the same class of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or full or fractional shares is made at the time the shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. Dividends paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         Dividends of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to the Fund's dividends of net investment income and distributions of net realized short-term capital gains. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by the Fund during the fiscal year. Under provisions of the tax law, a corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains---that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains, regardless of how long a shareholder has held shares in the Fund. Capital gains distributions are not eligible for the dividends received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's common stock.

         Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. In the case of an individual shareholder, the applicable tax rate imposed on long-term capital gains differs depending on whether the shares were held at the time of the sale or redemption for more than 18 months, or for more than one year but not more than 18 months. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Foreign Tax Credits

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

         The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Pursuant to the Taxpayer Relief Act of 1997, the Fund could elect for taxable years beginning after 1997 to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over- the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short- term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and

(v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

_______________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended October 31, 1997, 1996 and 1995 the Fund incurred brokerage commissions amounting in the aggregate to $21,506, $33,301 and $31,374, respectively. During the fiscal years ended October 31, 1997, 1996 and 1995 brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $-0- and $70, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1997, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 1997, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1997, transactions in portfolio securities of the Fund aggregating $13,567,957 with associated brokerage commissions of approximately $13,574 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund was originally organized under the name Alliance Multi-Market Income and Growth Trust, Inc. as a Maryland corporation on August 2, 1991 and, effective March 22, 1994, changed its name to "Alliance Income Builder Fund, Inc." The authorized capital stock of the Fund currently consists of 2,000,000,000 shares of Class A Common Stock, 2,000,000,000 shares of Class B Common Stock and 2,000,000,000 shares of Class C Common Stock and 2,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of

Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         At close of business on January 12, 1998 there were 11,466,373 shares of common stock of the Fund outstanding, including 218,415 Class A shares, 814,108 Class B shares, 3,788,438 Class C shares and 6,645,412 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the Fund as of January 12, 1998:

                                       No. of
                                       Shares         % of
Name and Address                       Of Class       Class

Class A
Marie Platt C/F
Jens Christian Platt
8505 Old Town Ct.
Knoxville, TN
37923-6361                             12,311         5.64%

McCuistion Family Trust
U/W Jack H. McCuistion
4 Bent Tree Court
Lufkin, TX
75901-7702                             17,614         8.06%

Merrill Lynch
For the Sole Benefit of
Its Customers
Attn: Fund Administration
4800 Deer Lake Dr., East
3rd Floor
Jacksonville, FL
32246-6486                             14,680         6.72%

Class B
Merrill Lynch
For the Sole Benefit of
Its Customers
4800 Deer Lake Dr., East
3rd Floor
Jacksonville, FL
32246-6486                             142,042        17.45%

Class C
Merrill Lynch
For the Sole Benefit of
Its Customers
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL
32246-6484                             1,961,897      51.79%

Advisor Class
Alliance Plans Div./F.T.C.
C/F Gonzalo N. Aran IRA
122 Tunison Road
New Brunswick, NJ 08901-1653           934            14.06%

Alliance Plans Div./F.T.C.
C/F Andrew Aran
102 Morley Drive
Wyckoff, NJ 07481-3335                 454            6.84%

Valesca E. Brewer
109 Roxbury Road
Garden City, NY 11530-2623             4,945          74.41%

Custodian

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The average annual total returns for Class A and Class B shares for the one-year period ended October 31, 1997 were 19.36% and 18.53%, respectively; and for the period March 25, 1994 (commencement of distribution) through October 31, 1997 were 13.59% and 12.80%, respectively. The average annual total return for Class C shares for the one-year period ended October 31, 1997, the five-year period ended October 31, 1997 and for the period from October 25, 1991 (commencement of operations) through October 31, 1997 were 18.50%, 10.75% and 9.35%, respectively. The average annual total return for Advisor Class Shares for the period from November 1, 1996 (commencement of distribution) through October 31, 1997 was _21.05%.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers or magazines such as The New York Times, The Wall Street Journal, Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "specialty and miscellaneous funds."

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

______________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
______________________________________________________________

ALLIANCE INCOME BUILDER FUND

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-47.2%
BANKING & FINANCE-6.7%
Arkwright CSN Trust
  9.625%, 8/15/26 (a)                            $1,000     $  1,158,827
FBOP Capital Trust
  10.20%, 2/06/27 (a)                             1,000        1,056,131
Greenpoint Capital Trust I Sub Cap
  9.10%, 6/01/27                                  1,000        1,084,050
Renaissance Capital Trust Ser. B
  8.54%, 3/01/27                                    500          520,625
                                                             ------------
                                                               3,819,633

CONSUMER PRODUCTS & SERVICES-7.4%
BTI Telecom Corp.
  10.50%, 9/15/07 (a)                             1,000        1,015,000
Calenergy Co., Inc.
  7.63%, 10/15/07                                 1,000          999,442
OpTel Inc. Ser. B
  13.00%, 2/15/05                                 1,000        1,035,000
Time Warner, Inc.
  9.15%, 2/01/23                                  1,000        1,191,829
                                                             ------------
                                                               4,241,271

INDUSTRIAL-18.5%
Anchor Glass Corp.
  11.25%, 4/01/05 (a)                             1,000        1,090,000
Caliber Systems, Inc.
  7.80%, 8/01/06                                  1,000        1,066,442
Chrysler Corp.
  7.45%, 3/01/27                                  1,000        1,044,817
Hyperion Telecommunications, Inc.
  12.25%, 9/01/04 (a)                               500          532,500
Insilco Corp.
  10.25%, 8/15/07 (a)                               500          525,000
Interamericas Units
  14.00%, 10/27/07                                  400          381,000
Intermedia Communications, Inc. Ser. B
  Zero coupon, 7/15/07                            1,000          660,000
Iridium LLC Capital Corp. Ser. B
  14.00%, 7/15/05                                 2,000        2,110,000
Knology Holding, Inc. Units
  11.88%, 10/15/07                                1,000          535,000
Metronet Communications Units/Priv Pl
  12.00%, 8/15/07                                   500          562,500
Riverwood International Corp.
  10.625%, 8/01/07 (a)                            1,000        1,041,250
Southwest Royalties, Inc.
  10.50%, 10/15/04 (a)                            1,000          997,500
                                                             ------------
                                                              10,546,009

YANKEE BONDS-14.5%
Acindar Industries
  11.25%, 2/15/04                                 1,000        1,000,000
Empresa Electrica Del Norte Grande, SA
  7.75%, 3/15/06 (a)                              1,685        1,584,743
Inversora de Electrica
  9.00%, 9/16/04 (a)                              1,000          940,000
Mc-Cuernavaca Trust
  9.25%, 7/25/01 (a)                              1,383        1,272,039
OPP Petroquica
  11.00%, 10/29/04                                1,000          920,000
Perez Companc, SA
  9.00%, 1/30/04 (a)                              1,000          980,000
RAS Laffan Liquid Natural Gas
  8.29%, 3/15/14 (a)                              1,000        1,050,756
Vicap, SA
  11.375%, 5/15/07 (a)                              500          515,000
                                                             ------------
                                                               8,262,538

Total Corporate Debt Obligations
  (cost $26,263,787)                                          26,869,451


5


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-42.7%
COMMON STOCKS-40.1%
CONSUMER PRODUCTS & SERVICES-10.6%
BROADCASTING & CABLE-0.9%
Comcast Corp. Cl. A.                             10,120     $    278,300
Vodafone Group Plc. (ADR)                         4,000          219,500
                                                             ------------
                                                                 497,800

DRUGS, HOSPITALS, SUPPLIES &
  MEDICAL SERVICES-4.7%
Abbott Laboratories                               9,000          551,812
Health Care Property Investors, Inc.             14,000          537,250
Merck & Co., Inc.                                10,500          937,125
Schering-Plough Corp.                            12,000          672,750
                                                             ------------
                                                               2,698,937

ENTERTAINMENT & LEISURE-1.6%
Carnival Corp. Cl. A.                             7,000          339,500
Eastman Kodak Co.                                 3,200          191,600
Walt Disney Co.                                   4,500          370,125
                                                             ------------
                                                                 901,225

FOODS, BEVERAGES & TOBACCO-0.2%
McDonald's Corp.                                  2,500          112,031

HOUSEHOLD PRODUCTS-0.2%
Crown Cork & Seal, Inc.                           3,500          157,719

MULTI-INDUSTRY-0.5%
Canadian Pacific, Ltd.                            9,000          268,312

RETAILING-1.7%
Dayton Hudson Corp.                               7,000          439,687
Gap, Inc.                                         5,000          265,937
May Department Stores Co.                         4,800          258,600
                                                             ------------
                                                                 964,224

OTHER-0.8%
Jostens, Inc.                                    11,200          261,100
Newell Co.                                        5,000          191,875
                                                             ------------
                                                                 452,975
                                                             ------------
                                                               6,053,223

FINANCIAL SERVICES-8.3%
BANKING & FINANCE-3.4%
BankAmerica Corp.                                 4,000          286,000
Morgan Stanley, Chase Manhattan Corp.             4,000          461,500
Morgan Stanley, Dean Witter Discover & Co.       10,000          490,000
First Union Corp.                                 5,000          245,312
Household International, Inc.                     1,000          113,250
NationsBank Corp.                                 6,000          359,250
                                                             ------------
                                                               1,955,312

BROKERAGE & MONEY MANAGEMENT-0.8%
Legg Mason, Inc.                                  4,256          208,810
Merrill Lynch & Co., Inc.                         4,000          270,500
                                                             ------------
                                                                 479,310

INSURANCE-2.4%
American International Group, Inc.                4,200          428,662
Progressive Corp.                                 2,000          208,500
Travelers Group, Inc.                            10,166          711,620
                                                             ------------
                                                               1,348,782

REALTY-1.0%
IRT Property Co.                                  9,000          110,250
JP Realty, Inc.                                   8,000          195,000
Storage USA, Inc.                                 3,000          113,812
Weingarten Realty Investors, Inc.                 4,000          159,250
                                                             ------------
                                                                 578,312

OTHER-0.7%
American Express Co.                              5,000          390,000
                                                             ------------
                                                               4,751,716


6


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-6.7%
ELECTRICAL EQUIPMENT-2.6%
Emerson Electric Co.                              8,000     $    419,500
General Electric Co.                             16,000        1,033,000
                                                             ------------
                                                               1,452,500

MACHINERY-1.2%
Allied Signal, Inc.                              11,000          396,000
United Technologies Corp.                         4,500          315,000
                                                             ------------
                                                                 711,000

TECHNOLOGY-2.9%
Boeing Co.                                        6,000          287,250
Hewlett Packard Co.                               4,500          277,594
Intel Corp.                                      10,000          770,000
Texas Instruments, Inc.                           3,000          320,063
                                                             ------------
                                                               1,654,907
                                                             ------------
                                                               3,818,407

CONSUMER STAPLES-6.6%
COSMETICS-1.2%
Avon Products, Inc.                               3,000          196,500
Gillette Co.                                      5,500          489,844
                                                             ------------
                                                                 686,344

FOODS, BEVERAGES & TOBACCO-4.6%
Anheuser Busch, Inc.                              5,000          199,688
Campbell Soup Co.                                 6,500          335,156
General Mills, Inc.                               3,000          198,000
Heinz (H.J.) Co.                                  7,000          325,063
Hershey Foods Corp.                               5,000          276,250
Philip Morris Cos., Inc.                         21,300          844,013
Sara Lee Corp.                                    8,000          409,000
                                                             ------------
                                                               2,587,170

HOUSEHOLD PRODUCTS-0.8%
Proctor & Gamble Co.                              7,000          476,000
                                                             ------------
                                                               3,749,514

ENERGY-4.3%
OIL & GAS-4.3%
Chevron Corp.                                    10,000          829,375
Exxon Corp.                                       8,000          491,500
Royal Dutch Petroleum Co.                        16,000          842,000
Shell Transport & Trading Co. (ADR)               6,000          256,125
                                                             ------------
                                                               2,419,000

UTILITIES-2.0%
ELECTRIC-0.6%
FPL Group, Inc.                                   5,000          258,438
Houston Industries, Inc.                          5,000          108,750
                                                             ------------
                                                                 367,188

TELECOMMUNICATION-1.4%
GTE Corp.                                         9,715          412,280
Southern New England
  Telecommunications, Inc. Cl. A                  6,000          257,250
U.S. West Communications Group                    3,000          119,438
                                                             ------------
                                                                 788,968
                                                             ------------
                                                               1,156,156

BASIC INDUSTRIES-0.8%
CHEMICAL-0.8%
Du Pont (EI) De Nemours                           6,000          341,250
Monsanto Co.                                      3,000          128,250
                                                             ------------
                                                                 469,500

TRANSPORTATION-0.5%
Knightsbridge Tankers, Ltd.                      10,000          300,000

INDUSTRIAL-0.3%
Waste Management, Inc.                            6,000          140,250
Total Common Stocks
  (cost $15,953,673)                                          22,857,766


7


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PREFERRED STOCKS-2.6%
CONSUMER PRODUCTS & SERVICES-0.1%
Cablevision
  pfd., 11.13%                                      300     $     33,075

INSURANCE-0.5%
Penncorp Financial Group
  pfd., 6.75%                                     4,000          301,000

REALTY-2.0%
Excel Realty Trust
  pfd., 2.13%                                     5,200          150,800
Pinto Totta International Finance
  Cl. A., pfd. (a)                                1,000        1,021,482
                                                             ------------
                                                               1,172,282

Total Preferred Stocks
  (cost $1,432,632)                                            1,506,357
Total Common & Preferred Stocks
  (cost $17,386,305)                                          24,364,123

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CONVERTIBLE BONDS-3.1%
Global Telesystems
  8.75%, 6/30/00                                 $1,000     $  1,010,000
IRT Property Co.
  7.30%, 8/15/03                                    200          218,000
Liberty Property
  8.20%, 7/01/01                                    200          277,750
Magna International, Inc.
  5.00%, 10/15/02                                   200          256,000
Total Convertible Bonds
  (cost $1,634,500)                                            1,761,750

TIME DEPOSIT-8.4%
Dresdner Bank
  5.65%, 11/03/97
  (cost $4,700,000)                               4,700        4,700,000

TOTAL INVESTMENTS -101.4%
  (cost $49,984,592)                                          57,695,324
Other assets less liabilities-(1.4%)                            (770,284)

NET ASSETS-100%                                             $ 56,925,040


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $14,780,228 or 26.0% of net assets.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements


8


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $49,984,592)          $ 57,695,324
  Receivable for investment securities sold                          2,166,693
  Interest and dividends receivable                                    520,806
  Receivable for capital stock sold                                    210,712
  Total assets                                                      60,593,535

LIABILITIES
  Due to custodian                                                   1,880,004
  Payable for investment securities purchased                        1,463,906
  Payable for capital stock redeemed                                    89,301
  Distribution fee payable                                              48,505
  Advisory fee payable                                                  37,494
  Accrued expenses                                                     149,285
  Total liabilities                                                  3,668,495

NET ASSETS                                                        $ 56,925,040

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      4,553
  Additional paid-in capital                                        43,865,909
  Undistributed net investment income                                  306,225
  Accumulated net realized gain on investments                       5,037,621
  Net unrealized appreciation of investments                         7,710,732
                                                                  $ 56,925,040

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,367,158/
    188,377 shares of capital stock issued and outstanding)             $12.57
  Sales charge--4.25% of public offering price                             .56
  Maximum offering price                                                $13.13

  CLASS B SHARES
  Net asset value and offering price per share ($8,712,837/
    695,180 shares of capital stock issued and outstanding)             $12.53

  CLASS C SHARES
  Net asset value and offering price per share ($45,765,096/
    3,663,171 shares of capital stock issued and outstanding)           $12.49

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($79,949/6,364 shares of capital stock issued
    and outstanding)                                                    $12.56


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                        ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $9,994)                            $  2,817,674
  Dividends                                             659,528   $  3,477,202

EXPENSES
  Advisory fee                                          414,735
  Distribution fee - Class A                              6,194
  Distribution fee - Class B                             75,635
  Distribution fee - Class C                            454,253
  Administrative                                        132,000
  Custodian                                             128,528
  Audit and legal                                       102,246
  Transfer agency                                        88,248
  Registration                                           80,731
  Directors' fees                                        23,500
  Printing                                               13,172
  Amortization of organization expenses                     657
  Miscellaneous                                          11,307
  Total expenses                                                     1,531,206
  Net investment income                                              1,945,996

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       5,081,676
  Net change in unrealized appreciation
    of investments                                                   2,282,273
  Net gain on investments                                            7,363,949

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  9,309,945


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31     OCTOBER 31,
                                                       1997           1996
                                                   ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,945,996   $  2,199,994
  Net realized gain on investments                    5,081,676      3,052,921
  Net change in unrealized appreciation
    of investments                                    2,282,273      1,674,306
  Net increase in net assets from operations          9,309,945      6,927,221

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             (86,312)       (76,978)
    Class B                                            (271,520)      (201,924)
    Class C                                          (1,648,855)    (2,021,377)
    Advisor Class                                       (13,598)            -0-
  Net realized gain on investments
    Class A                                            (100,177)       (14,802)
    Class B                                            (327,329)       (42,369)
    Class C                                          (2,292,629)      (508,039)
    Advisor Class                                        (3,688)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                                86,769     (6,063,958)
  Total increase (decrease)                           4,652,606     (2,002,226)

NET ASSETS
  Beginning of year                                  52,272,434     54,274,660
  End of year (including undistributed net
    investment income of $306,225 and $378,639,
    respectively)                                  $ 56,925,040   $ 52,272,434


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Income Builder Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.00%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to an ongoing distribution expense. Advisor Class shares are offered solely to investors participating in certain fee based programs and retirement plans. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price, or if no sale occurred, the mean of the bid and asked price at the regular close of the New York Stock Exchange. Investments for which market quotations are readily available are valued at the closing price on day of valuation, which are obtained through market makers. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences resulted in a net increase in undistributed net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


12


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 1997, the Fund reimbursed the Adviser for $132,000 of such expenses.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $35,806 for the year ended October 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $876 from the sale of Class A shares and $13,978 and $689 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1997.

Brokerage commissions paid on securities transactions for the year ended October 31, 1997 amounted to $21,506, none of which was paid to affiliated brokers.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. (There is no distribution fee on the Advisor Class shares.) Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,096,845 and $1,904,160 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $77,643,776 and $81,297,657 respectively, for the year ended October 31, 1997. There were purchases of $5,112,344 and sales of $5,065,547 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $49,989,792. Accordingly, gross unrealized appreciation of investments was $8,382,815, and gross unrealized depreciation of investments was $677,283 resulting in net unrealized appreciation of $7,705,532.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 8,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 2,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       OCT. 31,       OCT. 31,      OCT. 31,        OCT. 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               36,302        71,054    $    548,745    $    780,984
Shares issued in
  reinvestment of
  dividends and
  distributions           11,880         6,505         137,199          70,930
Shares converted
  from Class B            22,644         3,979         163,914          44,062
Shares redeemed          (60,181)      (34,458)       (704,898)       (385,149)
Net increase              10,645        47,080    $    144,960    $    510,827

CLASS B
Shares sold              288,703       186,705    $  3,468,817    $  2,057,991
Shares issued in
  reinvestment of
  dividends and
  distributions           36,947        14,453         427,310         157,642
Shares converted
  to Class A             (22,677)       (3,979)       (163,914)        (44,062)
Shares redeemed         (107,669)      (49,596)     (1,420,340)       (546,791)
Net increase             195,304       147,583    $  2,311,873    $  1,624,780

CLASS C
Shares sold              262,637       151,540    $  3,110,877    $  1,653,774
Shares issued in
  reinvestment of
  dividends and
  distributions          138,731        90,197       1,592,491         980,210
Shares redeemed         (595,288)     (985,774)     (7,083,061)    (10,833,549)
Net decrease            (193,920)     (744,037)   $ (2,379,693)   $ (8,199,565)

                     NOV. 1, 1996*               NOV. 1, 1996*
                          TO                          TO
                     OCT. 31, 1997               OCT. 31, 1997
                     -------------               --------------
ADVISOR CLASS
Shares sold               82,970                  $    974,826
Shares issued in
  reinvestment of
  dividends and
  distributions              950                        11,604
Shares redeemed          (77,556)                     (976,801)
Net increase               6,364                  $      9,629


*    Commencement of distribution


14


FINANCIAL HIGHLIGHTS                               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS A
                                            ----------------------------------------------------
                                                                                    MARCH 25,
                                                                                     1994(A)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1997         1996         1995        1994
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.57       $10.70       $ 9.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .50(b)       .56(b)       .93(b)       .96
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.62          .98          .59        (1.02)
Net increase (decrease) in net asset
  value from operations                         2.12         1.54         1.52         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.55)        (.51)        (.04)
Tax return of capital                             -0-          -0-          -0-        (.01)
Distributions from net realized gains           (.61)        (.12)          -0-        (.20)
Total dividends and distributions              (1.12)        (.67)        (.51)        (.25)
Net asset value, end of period                $12.57       $11.57       $10.70       $ 9.69

TOTAL RETURN
Total investment return based on net
  asset value(c)                               19.36%       14.82%       16.22%        (.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,367       $2,056       $1,398         $600
Ratio of expenses to average net assets         2.09%        2.20%        2.38%        2.52%(d)
Ratio of net investment income to
  average net assets                            4.18%        4.92%        5.44%        6.11%(d)
Portfolio turnover rate                          159%         108%          92%         126%
Average commission rate (e)                   $.0513       $.0600           --           --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                            ----------------------------------------------------
                                                                                    MARCH 25,
                                                                                     1994(A)
                                                    YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------  OCTOBER 31,
                                                1997         1996         1995        1994
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.55       $10.70       $ 9.68       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(b)       .47(b)       .63(b)       .88
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.61          .98          .83         (.98)
Net increase (decrease) in net asset
  value from operations                         2.03         1.45         1.46         (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.48)        (.44)        (.05)
Tax return of capital                             -0-          -0-          -0-        (.01)
Distributions from net realized gains           (.61)        (.12)          -0-        (.16)
Total dividends and distributions              (1.05)        (.60)        (.44)        (.22)
Net asset value, end of period                $12.53       $11.55       $10.70       $ 9.68

TOTAL RETURN
Total investment return based on
  net asset value(c)                           18.53%       13.92%       15.55%        (.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $8,713       $5,775       $3,769       $1,998
Ratio of expenses to average net assets         2.80%        2.92%        3.09%        3.09%(d)
Ratio of net investment income to
  average net assets                            3.48%        4.19%        4.73%        5.07%(d)
Portfolio turnover rate                          159%         108%          92%         126%
Average commission rate (e)                   $.0513       $.0600           --           --


See footnote summary on page 18.


16


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.52       $10.67       $ 9.66       $10.47       $ 9.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(b)       .46(b)       .40(b)       .50          .52
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.60          .99         1.05         (.85)         .51
Net increase (decrease) in net asset
  value from operations                         2.02         1.45         1.45         (.35)        1.03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.48)        (.44)        (.09)        (.36)
Tax return of capital                             -0-          -0-          -0-        (.02)          -0-
Distributions from net realized gains           (.61)        (.12)          -0-        (.35)          -0-
Total dividends and distributions              (1.05)        (.60)        (.44)        (.46)        (.36)
Net asset value, end of year                  $12.49       $11.52       $10.67       $ 9.66       $10.47

TOTAL RETURN
Total investment return based on
  net asset value(c)                           18.50%       13.96%       15.47%       (3.44)%      10.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $45,765      $44,441      $49,107      $64,027     $106,034
Ratio of expenses to average net assets         2.80%        2.93%        3.02%        2.67%        2.32%
Ratio of net investment income to
  average net assets                            3.49%        4.13%        4.81%        3.82%        6.85%
Portfolio turnover rate                          159%         108%          92%         126%         101%
Average commission rate (e)                   $.0513       $.0600           --           --           --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE PERIOD

                                                            ADVISOR CLASS
                                                         ---------------------
                                                          NOVEMBER 1, 1996(A)
                                                                  TO
                                                           OCTOBER 31, 1997
                                                         ---------------------
Net asset value, beginning of period                            $11.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              .61(b)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               1.53
Net increase (decrease) in net asset value
  from operations                                                 2.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              (.54)
Distributions from net realized gains                             (.61)
Total dividends and distributions                                (1.15)
Net asset value, end of period                                  $12.56

TOTAL RETURN
Total investment return based on net asset value(c)              19.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                            $80
Ratio of expenses to average net assets                           1.68%
Ratio of net investment income to average net assets              4.55%
Portfolio turnover rate                                            159%
Average commission rate (e)                                     $.0513


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE INCOME BUILDER FUND, INC. We have audited the accompanying statement of assets and liabilities of Alliance Income Builder Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Income Builder Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19

ALLIANCE INCOME BUILDER FUND

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)      U.S. $ VALUE
---------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-45.8%
BANKING & FINANCE-6.0%
Advanta Capital Trust 8.99%, 12/17/26           $ 1,000      $   801,250
Arkwright CSN TR 9.63%, 8/15/26 (a)               1,000        1,148,258
DTI Holdings, Inc., Units 12.50%, 3/01/08         1,000          572,500
FBOP Capital Trust 10.20%, 2/06/27 (a)            1,000        1,078,746
                                                             ------------
                                                               3,600,754

CONSUMER PRODUCTS & SERVICES-3.5%
OpTel Inc., Series B 13.00%, 2/15/05 (b)          1,000        1,122,500
TCI Communications, Inc. 7.13%, 2/15/28           1,000          991,778
                                                             ------------
                                                               2,114,278

INDUSTRIAL-20.8%
American Banknote Corp. 11.25%, 12/01/07 (a)      1,000        1,007,500
American Mobile Units 12.25%, 4/01/08             1,000        1,020,000
Caliber Systems, Inc. 7.80%, 8/01/06              1,000        1,075,578
Econophone, Inc. Zero Coupon, 2/15/08 (a)         2,000        1,140,000
Facilicom International
  10.50%, 1/15/08 (a)                               500          517,500
Firstworld Communication Units
  13.00%, 4/15/08 (a)                             1,000          510,000
Insilco Corp. 10.25%, 8/15/07                       500          527,500
Interamericas Units 14.00%, 10/27/07                400          409,000
Iridium LLC Capital Corp. Series B
  14.00%, 7/15/05                                 1,000        1,140,000
KMC Telecom Holdings, Inc. Units
  12.50%, 2/15/08 (a)                             1,000          610,000
Long Distance International Units
  12.25%, 4/15/08 (a)                             1,000        1,005,000
Louis Dreyfus Natural Gas 6.88%,
  12/01/07                                        1,000          988,120
Riverwood International Corp. 10.63%, 8/01/07     1,000        1,057,500
Southwest Royalties, Inc. Series B
  10.50%, 10/15/04                                1,000          900,000
Viatel, Inc. Units 12.50%, 4/15/08                1,000          610,000
                                                             ------------
                                                              12,517,698

UTILITIES-3.4%
Calenergy Co., Inc. 7.63%, 10/15/07               1,000        1,002,179
Comed Financing II Series B 8.50%, 1/15/27        1,000        1,068,723
                                                             ------------
                                                               2,070,902

YANKEE BONDS-10.4%
Acindar Industries 11.25%, 2/15/04                1,000        1,052,500
Dao Heng Bank, Ltd. 7.75%, 1/24/07 (a)              500          440,625
Empresa Electrica Del Norte Grande, SA
  7.75%, 3/15/06 (a)                              1,685        1,492,472
Mc-Cuernavaca Trust 9.25%, 7/25/01 (a)            1,237        1,181,332
Perez Companc, SA 9.00%, 1/30/04 (a)                500          510,000
Tevecap, SA 12.63%, 11/26/04                      1,000        1,017,500
Vicap, SA 11.38%, 5/15/07 (a)                       500          550,000
                                                             ------------
                                                               6,244,429


5


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
-------------------------------------------------------------------------
OTHER-1.7%
SB Treasury Co. LLC Series A, pfd.
  9.40%, 12/29/49 (a)                            $1,000     $  1,016,978

Total Corporate Debt Obligations
  (cost $27,045,168)                                          27,565,039

COMMON STOCKS & OTHER INVESTMENTS-41.9%
COMMON STOCKS-39.2%
CONSUMER PRODUCTS & SERVICES-10.8%
BROADCASTING & CABLE-0.4%
Comcast Corp. Cl. A                               7,120          254,985

DRUGS, HOSPITALS, SUPPLIES &
MEDICAL SERVICES-5.2%
Abbott Laboratories                               5,000          365,625
Becton, Dickinson & Co.                           2,000          139,250
Bristol-Myers Squibb Co.                          6,000          635,250
Health Care Property Investors, Inc.             14,000          472,500
Merck & Co., Inc.                                 7,000          843,500
Schering-Plough Corp.                             8,500          681,062
                                                             ------------
                                                               3,137,187

ENTERTAINMENT & LEISURE-1.5%
Carnival Corp. Cl. A                              5,000          347,812
Walt Disney Co.                                   4,500          559,406
                                                             ------------
                                                                 907,218

MULTI-INDUSTRY-0.3%
Canadian Pacific, Ltd.                            5,000          147,188

PACKAGING-0.3%
Crown Cork & Seal, Inc.                           3,500          182,219

RETAILING-1.7%
Dayton Hudson Corp.                               5,000          436,563
Gap, Inc.                                         1,500           77,156
May Department Stores Co.                         1,500           92,531
Wal-Mart Stores, Inc.                             8,000          404,500
                                                             ------------
                                                               1,010,750

OTHER-1.4%
Jostens, Inc.                                    14,700          348,206
Newell Co.                                        5,000          241,563
Donnelley (R.R.) & Sons Co.                       5,500          242,344
                                                             ------------
                                                                 832,113
                                                             ------------
                                                               6,471,660

FINANCIAL SERVICES-8.2%
BANKING & FINANCE-2.3%
BankAmerica Corp.                                 4,000          340,000
Chase Manhattan Corp.                             3,500          484,969
NationsBank Corp.                                 7,000          530,250
                                                             ------------
                                                               1,355,219

BROKERAGE & MONEY MANAGEMENT-1.9%
Legg Mason, Inc.                                  4,256          251,104
Merrill Lynch & Co., Inc.                         4,500          394,875
Morgan Stanley, Dean Witter & Co.                 6,500          512,687
                                                             ------------
                                                               1,158,666

INSURANCE-2.6%
American International Group, Inc.                4,200          552,562
Progressive Corp.                                 2,000          270,875
Travelers Group, Inc.                            12,249          749,486
                                                             ------------
                                                               1,572,923

REALTY-1.2%
Excel Legacy Corp. (c)                            4,988           26,187
Excel Realty Trust, Inc.                          4,988          133,429
IRT Property Co.                                  9,000          104,625


6


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
JP Realty, Inc.                                   8,000      $   193,500
Storage USA, Inc.                                 3,000          113,625
Weingarten Realty Investors, Inc.                 4,000          170,500
                                                             ------------
                                                                 741,866

OTHER-0.2%
American Banknote Corp.
  warrants, expiring 12/01/02 (a)(c)              1,000            1,000
American Express Co.                              1,000          102,000
                                                             ------------
                                                                 103,000
                                                             ------------
                                                               4,931,674

CAPITAL GOODS-6.5%
AEROSPACE-0.4%
Boeing Co.                                        4,000          200,250

ELECTRICAL EQUIPMENT-2.6%
Emerson Electric Co.                              6,200          394,475
General Electric Co.                             14,000        1,191,750
                                                             ------------
                                                               1,586,225

MACHINERY-1.4%
Allied Signal, Inc.                              11,000          481,938
United Technologies Corp.                         3,500          344,531
                                                             ------------
                                                                 826,469

POLLUTION CONTROL-0.3%
Waste Management, Inc.                            6,000          201,000

TECHNOLOGY-1.8%
Hewlett Packard Co.                               4,500          338,906
Intel Corp.                                       7,000          565,687
Texas Instruments, Inc.                           3,000          192,188
                                                             ------------
                                                               1,096,781
                                                             ------------
                                                               3,910,725

CONSUMER STAPLES-6.5%
COSMETICS-1.5%
Avon Products, Inc.                               4,000          328,750
Gillette Co.                                      5,000          577,187
                                                             ------------
                                                                 905,937

FOODS, BEVERAGES & TOBACCO-4.1%
Campbell Soup Co.                                 8,000         $410,500
Heinz (H.J.) Co.                                  6,000          327,000
Hershey Foods Corp.                               5,000          366,250
McDonald's Corp.                                  2,500          154,688
Philip Morris Cos., Inc.                         21,300          794,756
Sara Lee Corp.                                    7,000          416,938
                                                             ------------
                                                               2,470,132

HOUSEHOLD PRODUCTS-0.9%
Proctor & Gamble Co.                              6,500          534,219
                                                             ------------
                                                               3,910,288

ENERGY-4.1%
OIL & GAS-3.6%
Chevron Corp.                                     8,000          661,500
Exxon Corp.                                       8,000          583,500
Royal Dutch Petroleum Co.                        12,000          678,750
Shell Transport & Trading Co. (ADR)               6,000          266,625
                                                             ------------
                                                               2,190,375

TRANSPORTATION-0.5%
Knightsbridge Tankers, Ltd.                      10,000          287,500
                                                             ------------
                                                               2,477,875

UTILITIES-2.4%
ELECTRIC-0.7%
FPL Group, Inc.                                   5,000          310,312
Houston Industries, Inc.                          5,000          145,313
                                                             ------------
                                                                 455,625

TELECOMMUNICATIONS-1.7%
GTE Corp.                                         9,715          567,720
Southern New England Telecommunications,
  Inc. Cl. A                                      4,000          280,000
U.S. West Communications Group                    3,000          158,250
                                                             ------------
                                                               1,005,970
                                                             ------------
                                                               1,461,595


7


PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRIES-0.7%
CHEMICAL-0.7%
Du Pont (Ei) De Nemours                           4,000     $    291,250
Praxair, Inc.                                     3,000          150,938
                                                             ------------
                                                                 442,188

Total Common Stocks
  (cost $14,475,534)                                          23,606,005

PREFERRED STOCKS-2.7%
BANKING & FINANCE-0.6%
NB Capital Trust I pfd., 7.84%                   15,000          383,437

INDUSTRIAL-0.1%
CSC Holdings, Inc., pfd., Series M 11.13%           316           36,340

INSURANCE-0.3%
Penncorp Financial Group pfd., 3.38%              3,000          180,750

REALTY-1.7%
Pinto Totta International Finance
  Cl. A, pfd. (a)                                 1,000        1,019,890

Total Preferred Stocks
  (cost $1,619,638)                                            1,620,417

Total Common Stocks & Other Investments
  (cost $16,095,172)                                          25,226,422



                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
-------------------------------------------------------------------------
GOVERNMENT OBLIGATION-1.6%
Republic of Colombia 8.63%, 4/01/08
  (cost $998,554)                                $1,000     $  1,000,000

CONVERTIBLE BONDS-1.2%
IRT Property Co. 7.30%, 8/15/03                     200          206,500
Liberty Property 8.20%, 7/01/01                     200          257,500
Magna International, Inc. 5.00%, 10/15/02           200          277,250
Total Convertible Bonds (cost $624,500)                          741,250

TIME DEPOSIT-8.8%
Rabobank 5.44%, 5/01/98 (cost $5,300,000)         5,300        5,300,000

TOTAL INVESTMENTS-99.3%
  (cost $50,063,394)                                          59,832,711
Other assets less liabilities-0.7%                               396,842

NET ASSETS-100%                                            $ 60,229,553


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $13,229,301 or 22.0% of net assets.

(b)  Consists of $1,000,000 senior notes and 1,000 shares of common stock.

(c)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,063,394)          $ 59,832,711
  Cash                                                                 129,841
  Receivable for investment securities sold                          5,365,303
  Interest and dividends receivable                                    618,152
  Receivable for capital stock sold                                     64,501
  Other assets                                                           3,675
  Total assets                                                      66,014,183

LIABILITIES
  Payable for investment securities purchased                        5,364,992
  Payable for capital stock redeemed                                   191,667
  Distribution fee payable                                              47,944
  Advisory fee payable                                                  37,287
  Accrued expenses                                                     142,740
  Total liabilities                                                  5,784,630

NET ASSETS                                                        $ 60,229,553
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      4,784
  Additional paid-in capital                                        46,405,681
  Undistributed net investment income                                  268,536
  Accumulated net realized gain on investments                       3,781,235
  Net unrealized appreciation of investments                         9,769,317
                                                                  $ 60,229,553

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($3,008,588 / 237,487 shares of capital stock
    issued and outstanding)                                             $12.67
  Sales charge--4.25% of public offering price                            0.56
  Maximum offering price                                                $13.23

  CLASS B SHARES
  Net asset value and offering price per share
    ($11,131,907 / 881,916 shares of capital stock
    issued and outstanding)                                             $12.62

  CLASS C SHARES
  Net asset value and offering price per share
    ($45,988,045 / 3,656,122 shares of capital stock
    issued and outstanding)                                             $12.58

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($101,013 / 7,975 shares of capital stock
    issued and outstanding)                                             $12.67


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)        ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $  1,488,697
  Dividends (net of foreign taxes
    withheld of $889)                                  287,185    $  1,775,882

EXPENSES
  Advisory fee                                         216,552
  Distribution fee - Class A                             3,955
  Distribution fee - Class B                            48,675
  Distribution fee - Class C                           226,449
  Custodian                                             78,100
  Administrative                                        63,235
  Registration                                          49,848
  Audit and legal                                       45,886
  Transfer agency                                       19,583
  Directors' fees                                       16,916
  Printing                                               9,264
  Miscellaneous                                         18,038
  Total expenses                                                       796,501
  Net investment income                                                979,381

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       3,660,643
  Net change in unrealized appreciation of investments               2,058,585
  Net gain on investments                                            5,719,228

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  6,698,609


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED          YEAR ENDED
                                            APRIL 30, 1998          OCTOBER 31,
                                              (UNAUDITED)              1997
                                           ----------------         -----------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $979,381           $1,945,996
  Net realized gain on
    investment transactions                     3,660,643            5,081,676
  Net change in unrealized appreciation
    of investments                              2,058,585            2,282,273
  Net increase in net assets
    from operations                             6,698,609            9,309,945
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (52,626)             (86,312)
    Class B                                      (170,009)            (271,520)
    Class C                                      (792,604)          (1,648,855)
    Advisor Class                                  (1,831)             (13,598)
  Net realized gain on investments
    Class A                                      (209,838)            (100,177)
    Class B                                      (797,991)            (327,329)
    Class C                                    (3,902,121)          (2,292,629)
    Advisor Class                                  (7,079)              (3,688)
CAPITAL STOCK TRANSACTIONS
  Net increase                                  2,540,003               86,769
  Total increase                                3,304,513            4,652,606
NET ASSETS
  Beginning of year                            56,925,040           52,272,434
  End of period (including
    undistributed net investment
    income of $268,536 and $306,225,
    respectively)                             $60,229,553          $56,925,040


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                         ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Income Builder Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.00%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to an ongoing distribution expense. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


12


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 1998, the Fund reimbursed the Adviser for $63,235 of such expenses.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $19,704 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,282 from the sale of Class A shares and $12,540 and $3,521 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1998.

Brokerage commissions paid on securities transactions for the six months ended April 30, 1998 amounted to $8,953 none of which was paid to affiliated brokers.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,964,822 and $1,358,381 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $19,949,612 and $24,194,633 respectively, for the six months ended April 30, 1998. There were purchases of $1,589,453 and sales of $1,605,820 of U.S. government and government agency obligations for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $10,217,575 and gross unrealized depreciation of investments was $448,258 resulting in net unrealized appreciation of $9,769,317.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 8,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 2,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                    APRIL 30, 1998  OCTOBER 31,   APRIL 30, 1998  OCTOBER 31,
                     (UNAUDITED)       1997        (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               38,151        36,302   $     599,942    $    548,745
Shares issued in
  reinvestment of
  dividends and
  distributions           15,685        11,880         185,538         137,199
Shares converted
  from Class B            18,854        22,644         100,015         163,914
Shares redeemed          (23,580)      (60,181)       (294,541)       (704,898)
Net increase              49,110        10,645        $590,954        $144,960

CLASS B
Shares sold              219,686       288,703   $   2,714,861    $  3,468,817
Shares issued in
  reinvestment of
  dividends and
  distributions           60,149        36,947         709,031         427,310
Shares converted
  to Class A             (18,876)      (22,677)       (100,015)       (163,914)
Shares redeemed          (74,223)     (107,669)     (1,053,975)     (1,420,340)
Net increase             186,736       195,304   $   2,269,902    $  2,311,873

CLASS C
Shares sold              212,270       262,637   $   2,511,429    $  3,110,877
Shares issued in
  reinvestment of
  dividends and
  distributions          167,811       138,731       1,971,096       1,592,491
Shares redeemed         (387,130)     (595,288)     (4,823,152)     (7,083,061)
Net decrease              (7,049)     (193,920)      $(340,627)   $ (2,379,693)


                                  NOVEMBER 1, 1996*           NOVEMBER 1, 1996*
                                         TO                            TO
                                  OCTOBER 31, 1997             OCTOBER 31, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold                1,437        82,970   $      17,709    $    974,826
Shares issued in
  reinvestment of
  dividends and
  distributions              174           950           2,065          11,604
Shares redeemed               -0-      (77,556)             -0-       (976,801)
Net increase               1,611         6,364   $      19,774    $      9,629


*    Commencement of distribution.


14


FINANCIAL HIGHLIGHTS                               ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                                                                                  MARCH 25,
                                            SIX MONTHS                                             1994(A)
                                              ENDED              YEAR ENDED OCTOBER 31,              TO
                                          APRIL 30,1998  -------------------------------------   OCTOBER 31,
                                           (UNAUDITED)      1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.57       $11.57       $10.70       $ 9.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .50(b)       .56(b)       .93(b)       .96
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.08         1.62          .98          .59        (1.02)
Net increase (decrease) in net asset
  value from operations                         1.46         2.12         1.54         1.52         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)        (.51)        (.55)        (.51)        (.04)
Tax return of capital                             -0-          -0-          -0-          -0-        (.01)
Distributions from net realized gains          (1.11)        (.61)        (.12)          -0-        (.20)
Total dividends and distributions              (1.36)       (1.12)        (.67)        (.51)        (.25)
Net asset value, end of period                $12.67       $12.57       $11.57       $10.70       $ 9.69

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.55%       19.36%       14.82%       16.22%        (.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,009       $2,367       $2,056       $1,398         $600
Ratio of expenses to average net assets         2.09%(d)     2.09%        2.20%        2.38%        2.52%(d)
Ratio of net investment income to
  average net assets                            6.17%(d)     4.18%        4.92%        5.44%        6.11%(d)
Portfolio turnover rate                          140%         159%         108%          92%         126%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS B
                                            -----------------------------------------------------------------
                                                                                                 MARCH 25,
                                           SIX MONTHS                                             1994(A)
                                              ENDED                YEAR ENDED OCTOBER 31,           TO
                                         APRIL 30, 1998  -------------------------------------  OCTOBER 31,
                                           (UNAUDITED)      1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.53       $11.55       $10.70       $ 9.68       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .42(b)       .47(b)       .63(b)       .88
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.04         1.61          .98          .83         (.98)
Net increase (decrease) in net asset
  value from operations                         1.42         2.03         1.45         1.46         (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.22)        (.44)        (.48)        (.44)        (.05)
Tax return of capital                             -0-          -0-          -0-          -0-        (.01)
Distributions from net realized gains          (1.11)        (.61)        (.12)          -0-        (.16)
Total dividends and distributions              (1.33)       (1.05)        (.60)        (.44)        (.22)
Net asset value, end of period                $12.62       $12.53       $11.55       $10.70       $ 9.68

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.20%       18.53%       13.92%       15.55%        (.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $11,132       $8,713       $5,775       $3,769       $1,998
Ratio of expenses to average net assets         2.79%(d)     2.80%        2.92%        3.09%        3.09%(d)
Ratio of net investment income to
  average net assets                            6.17%(d)     3.48%        4.19%        4.73%        5.07%(d)
Portfolio turnover rate                          140%         159%         108%          92%         126%


See footnote summary on page 18.


16


                                                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 --------------------------------------------------------------
                                           (UNAUDITED)       1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.49       $11.52       $10.67       $ 9.66       $10.47       $ 9.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .42(b)       .46(b)       .40(b)       .50          .52
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.04         1.60          .99         1.05         (.85)         .51
Net increase (decrease) in net asset
  value from operations                         1.42         2.02         1.45         1.45         (.35)        1.03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.22)        (.44)        (.48)        (.44)        (.09)        (.36)
Tax return of capital                             -0-          -0-          -0-          -0-        (.02)          -0-
Distributions from net realized gains          (1.11)        (.61)        (.12)          -0-        (.35)          -0-
Total dividends and distributions              (1.33)       (1.05)        (.60)        (.44)        (.46)        (.36)
Net asset value, end of period                $12.58       $12.49       $11.52       $10.67       $ 9.66       $10.47

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.24%       18.50%       13.96%       15.47%       (3.44)%      10.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $45,988      $45,765      $44,441      $49,107      $64,027     $106,034
Ratio of expenses to average net assets         2.79%(d)     2.80%        2.93%        3.02%        2.67%        2.32%
Ratio of net investment income to
  average net assets                            6.15%(d)     3.49%        4.13%        4.81%        3.82%        6.85%
Portfolio turnover rate                          140%         159%         108%          92%         126%         101%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INCOME BUILDER FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              ADVISOR CLASS
                                         ----------------------------
                                                         NOVEMBER 1,
                                          SIX MONTHS       1996(A)
                                             ENDED           TO
                                         APRIL 30, 1998  OCTOBER 31,
                                          (UNAUDITED)       1997
                                         --------------  ------------
Net asset value, beginning of period          $12.56       $11.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)       .61(b)
Net realized and unrealized gain
  on investment transactions                    1.11         1.53
Net increase in net asset
  value from operations                         1.49         2.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.54)
Distributions from net realized gains          (1.11)        (.61)
Total dividends and distributions              (1.38)       (1.15)
Net asset value, end of period                $12.67       $12.56

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.81%       19.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $101          $80
Ratio of expenses to average net assets         1.79%(d)     1.68%
Ratio of net investment income to
  average net assets                            6.18%(d)     4.55%
Portfolio turnover rate                          140%         159%


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


18

_______________________________________________________________

        APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED OR
   GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES
_______________________________________________________________

         Federal Farm Credit System Notes and Bonds -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds -- are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA Debentures -- are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC Bonds -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA Bonds -- are bonds issued and guaranteed by the Federal National Mortgage Association.

         Federal Home Loan Bank Notes and Bonds -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds -- are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

________________________________________________________________

         APPENDIX B:  BOND AND COMMERCIAL PAPER RATINGS
________________________________________________________________

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Duff & Phelps Long-Term Rating Scale

         AAA: Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-:  Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC:  Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch IBCA, Inc. Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit Ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2 (Very Good Grade) issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Fund's securities, please refer to "Description of the Fund" in the Prospectus.

_______________________________________________________________

                      APPENDIX C:  OPTIONS
_______________________________________________________________

Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Objective and Policies -- Investment Practices -- Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy- and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

_______________________________________________________________

       APPENDIX D:  FUTURES CONTRACTS, OPTIONS ON FUTURES
           CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
________________________________________________________________

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.
The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high- grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high- grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                  Pro Forma Combined Financial
               Information as of June 30, 1998


         The following unaudited pro forma combined financial

information relates to the acquisition of the assets and

liabilities of Alliance Strategic Balanced Fund, a series of The

Alliance Portfolios ("Strategic") and Alliance Income Builder

Fund, Inc. ("Income Builder") by and in exchange for shares of

Alliance Balanced Shares, Inc. ("Balanced Shares") (the

"Transactions").  The information gives effect to the

Transactions as if they had occurred as of July 1, 1998 and

consists of a statement of the pro forma combined portfolio of investments, a statement of assets and liabilities and a

statement of operations.  The pro forma combined results of

operations are not indicative of future operations or actual results had the combination been consummated as of July 1, 1998.

This unaudited information should be read in conjunction with the separate financial statements of Strategic, Income Builder and

Balanced Shares.

ALLIANCE PRO-FORMA COMBINED


ALLIANCE STRATEGIC BALANCED FUND
ALLIANCE BALANCED SHARES
JUNE 30, 1998




PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                             ALLIANCE STRATEGIC BALANCED FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-55.0%
UNITED STATES INVESTMENTS-52.2%
FINANCE-10.5%
BANKING - MONEY CENTER-4.7%
BankAmerica Corp.                                 7,000      $   605,062
Chase Manhattan Corp.                            78,000        5,889,000
Citicorp                                         28,300        4,223,775
                                                             ------------
                                                              10,717,837

BROKERAGE & MONEY MANAGEMENT-0.7%
Merrill Lynch & Co., Inc.                         7,600          701,100
Morgan Stanley, Dean Witter &Co.                 19,000        1,736,125
                                                             ------------
                                                               2,437,225

INSURANCE-1.3%
American International Group, Inc.                4,500          657,000
Hartford Life, Inc. Cl. A                        11,000          626,312
Travelers Group, Inc. (a)                        27,086        1,642,150
                                                             ------------
                                                               2,925,462

MORTGAGE BANKING-0.9%
Federal National Mortgage Assn.                  36,000        2,187,000

MISCELLANEOUS-2.9%
Associates First Capital Corp. Cl. A             13,500        1,037,813
Household International, Inc.                    23,700        1,179,075
MBNA Corp.                                      138,125        4,558,125
                                                             ------------
                                                               6,775,013
                                                             ------------
                                                              25,042,537

HEALTH CARE-7.1%
BIOTECHNOLOGY-0.4%
Centocor, Inc. (a)                               16,000          580,500
Genzyme Corp. (a)                                15,000          381,562
                                                             ------------
                                                                 962,062

DRUGS-3.6%
Bristol-Myers Squibb Co.                         51,600        5,930,775
Merck & Co., Inc.                                19,100        2,554,625
                                                             ------------
                                                               8,485,400

MEDICAL PRODUCTS-0.9%
Abbott Laboratories                              42,000        1,716,750
Medtronic, Inc. (a)                               5,000          318,750
                                                             ------------
                                                               2,035,500

MEDICAL SERVICES-2.2%
Columbia HCA/Healthcare Corp.                    36,000        1,048,500
PacifiCare Health Systems, Inc. Cl. B (a)        28,000        2,473,625
United Healthcare Corp.                          24,500        1,555,750
                                                             ------------
                                                               5,077,875
                                                             ------------
                                                              16,560,837

TECHNOLOGY-6.9%
COMMUNICATIONS EQUIPMENT-1.1%
Nokia Corp. (ADR) (b)                            32,000        2,322,000
Tellabs, Inc. (a)                                 4,000          286,500
                                                             ------------
                                                               2,608,500

COMPUTER HARDWARE-0.7%
Compaq Computer Corp.                            59,800        1,696,825

COMPUTER SERVICES-1.9%
Electronic Data Systems Corp.                    27,700        1,108,000
First Data Corp.                                 98,400        3,277,950
                                                             ------------
                                                               4,385,950

COMPUTER SOFTWARE-0.5%
Microsoft Corp. (a)                               2,000          216,750
Oracle Corp. (a)                                 40,000          981,250
                                                             ------------
                                                               1,198,000

NETWORKING SOFTWARE-0.9%
Cisco Systems, Inc. (a)                          23,000        2,117,875

SEMI-CONDUCTOR COMPONENTS-1.3%
Altera Corp. (a)                                 32,500          959,985
Atmel Corp. (a)                                  51,300          698,962
Intel Corp. (a)                                   5,000          370,625
Xilinx, Inc. (a)                                 27,000          918,844
                                                             ------------
                                                               2,948,416

MISCELLANEOUS-0.5%
Solectron Corp. (a)                              26,800        1,127,275
                                                             ------------
                                                              16,082,841


1

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                             ALLIANCE STRATEGIC BALANCED FUND
(CONTINUED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
CONSUMER STAPLES-6.5%
COSMETICS-1.0%
Avon Products, Inc.                              19,000      $ 1,472,500
Gillette Co.                                      8,200          464,837
The Estee Lauder Co., Inc. Cl. A                  5,000          348,438
                                                             ------------
                                                               2,285,775

FOOD-2.9%
Campbell Soup Co.                                23,200        1,232,500
General Mills, Inc.                              15,000        1,025,625
Tyson Foods, Inc. Cl. A                         211,000        4,576,062
                                                             ------------
                                                               6,834,187

HOUSEHOLD PRODUCTS-0.6%
Viad Corp.                                       48,000        1,332,000

RETAIL - FOOD & DRUG-0.3%
Kroger Co. (a)                                   15,000          643,125

TOBACCO-1.7%
Loews Corp.                                      10,000          871,250
Philip Morris Cos., Inc.                         26,500        1,043,438
RJR Nabisco Holdings Corp.                       84,000        1,995,000
                                                             ------------
                                                               3,909,688
                                                             ------------
                                                              15,004,775

CONSUMER SERVICES-6.5%
AIRLINES-0.2%
Northwest Airlines Corp. Cl. A (a)               10,800          416,813

APPAREL-0.4%
Nautica Enterprises, Inc. (a)                    31,000          833,125

BROADCASTING & CABLE-1.4%
A.H. Belo Corp. Series A                         57,000        1,389,375
Cox Communications, Inc. Cl. A (a)               12,000          581,250
Scripps E.W. Co. Cl.A                             9,000          493,312
Tele-Communications, Inc. -
  Liberty Media Group Cl. A (a)                  20,000          776,250
                                                             ------------
                                                               3,240,187

ENTERTAINMENT & LEISURE-1.4%
Harley-Davidson, Inc.                            57,000        2,208,750
Mirage Resorts, Inc. (a)                         20,000          426,250
Walt Disney Co.                                   6,000          630,375
                                                             ------------
                                                               3,265,375

PRINTING & PUBLISHING-0.6%
Gannett Co., Inc.                                19,000        1,350,187

RETAIL - GENERAL MERCHANDISE-2.5%
CompUSA, Inc.                                    20,200          364,862
Dayton Hudson Corp.                              54,700        2,652,950
Federated Department Stores, Inc. (a)            40,800        2,195,550
Home Depot, Inc.                                  8,000          664,500
                                                             ------------
                                                               5,877,862
                                                             ------------
                                                              14,983,549

ENERGY-5.0%
DOMESTIC INTEGRATED-1.3%
USX-Marathon Group                               87,000        2,985,187

DOMESTIC PRODUCERS-1.3%
Apache Corp.                                     45,500        1,433,250
Enron Oil & Gas Co.                              24,000          486,000
Murphy Oil Corp.                                 15,000          760,313
Union Pacific Resources Group, Inc.              20,000          351,250
                                                             ------------
                                                               3,030,813

OIL SERVICES-2.2%
Dresser Industries, Inc.                         25,000        1,101,562
Halliburton Co. (a)                              10,000          445,625
Nabors Industries, Inc. (a)                      33,900          671,644
Noble Drilling Corp. (a)                         81,500        1,961,094
Santa Fe International Corp.                     20,500          620,125
Transocean Offshore, Inc.                         9,800          436,100
                                                             ------------
                                                               5,236,150

MISCELLANEOUS-0.2%
AES Corp. (a)                                     9,400          494,088
                                                             ------------
                                                              11,746,238

UTILITIES-4.5%
ELECTRIC & GAS UTILITY-2.0%
Consolidated Edison, Inc.                        23,400        1,077,863
FPL Group, Inc.                                  50,000        3,150,000
Pinnacle West Capital Corp.                      12,000          540,000
                                                             ------------
                                                               4,767,863


2



                                               ALLIANCE STRATEGIC BALANCED FUND
                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TELEPHONE UTILITY-2.5%
Teleport Communications
  Group, Inc. Cl. A (a)                          21,100      $ 1,144,016
WorldCom, Inc. (a)                               95,350        4,611,451
                                                             ------------
                                                               5,755,467
                                                             ------------
                                                              10,523,330

MULTI INDUSTRY COMPANIES-2.1%
Tyco International, Ltd.                         62,000        3,906,000
U.S. Industries, Inc.                            43,000        1,064,250
                                                             ------------
                                                               4,970,250

CAPITAL GOODS-1.3%
MISCELLANEOUS-1.3%
Allied-Signal, Inc.                              23,000        1,020,625
United Technologies Corp.                        22,300        2,062,750
                                                             ------------
                                                               3,083,375

BASIC INDUSTRIES-0.9%
CHEMICALS-0.9%
Dow Chemical Co.                                 11,000        1,063,563
Praxair, Inc.                                    21,600        1,011,150
                                                             ------------
                                                               2,074,713

CONTAINERS-0.0%
Sealed Air Corp. (a)                              2,700           99,225
                                                             ------------
                                                               2,173,938

AEROSPACE & DEFENSE-0.7%
AEROSPACE-0.7%
General Dynamics Corp.                           34,200        1,590,300

CONSUMER MANUFACTURING-0.2%
TEXTILE PRODUCTS-0.2%
Tommy Hilfiger Corp. (a)                          9,000          562,500
Total United States Investments
  (cost $96,068,611)                                         122,324,470

FOREIGN INVESTMENTS-2.8%
BRAZIL-0.1%
Telebras, SA (ADR)                                2,000          218,375

DENMARK-0.2%
Ratin Cl. A (a)                                   2,000          423,612

FINLAND-0.3%
Nokia AB OY Corp. pfd.                            8,000          588,938
Orion-Yhtymae OY Cl. B                            7,000          215,835
                                                             ------------
                                                                 804,773

FRANCE-0.3%
Sanofi, SA                                        2,000          235,209
SEITA                                             4,000          181,286
Total, SA Cl. B                                   3,000          390,029
                                                             ------------
                                                                 806,524

GERMANY-0.2%
Adidas AG                                         1,300          226,705
ProSieben Media AG (a)                            4,000          207,380
                                                             ------------
                                                                 434,085

HONG KONG-0.1%
Cheung Kong Holdings, Ltd.                       25,000          122,935
Hutchison Whampoa, Ltd.                          20,000          105,575
                                                             ------------
                                                                 228,510

JAPAN-0.2%
Canon, Inc.                                       5,000          113,908
Fuji Photo Film Co.                               3,000          104,795
Honda Motor Co.                                   6,000          214,363
                                                             ------------
                                                                 433,066

NETHERLANDS-0.5%
AKZO Nobel NV                                     2,000          444,915
ASM Lithography Holding NV                        6,000          177,690
ING Groep NV                                      7,000          458,689
                                                             ------------
                                                               1,081,294

SPAIN-0.1%
Telefonica de Espana                              4,000          184,936

SWEDEN-0.1%
Astra AB, Series A                               10,000          204,363

SWITZERLAND-0.3%
Nestle, SA                                          200          428,713
Zurich Versicherungsgesellschaft                    600          383,543
                                                             ------------
                                                                 812,256

UNITED KINGDOM-0.4%
BPB Plc                                          40,000          242,440
Compass Group Plc                                30,000          345,127
Tomkins Plc                                      30,000          162,921
United News Media Plc                             9,000          125,929
                                                             ------------
                                                                 876,417

Total Foreign Investments
  (cost $5,147,944)                                            6,508,211
Total Common & Preferred Stocks
  (cost $101,216,555)                                        128,832,681


3



PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                             ALLIANCE STRATEGIC BALANCED FUND
(CONTINUED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
DEBT OBLIGATIONS-35.6%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-26.5%
Federal Home Loan Bank
  7.00%, 9/01/11                                $ 3,109      $ 3,175,502
Federal National Mortgage Association
  6.00%, 4/01/11                                    328          325,045
  6.50%, 5/01/11                                    532          535,344
  6.50%, 6/01/11                                    598          601,869
  6.50%, 9/01/11                                    370          373,018
  7.00%, 5/01/26                                    861          873,124
  7.00%, 5/01/27                                    422          428,129
  7.00%, 12/01/27                                 1,035        1,049,103
  7.00%, 5/01/28                                  2,944        2,985,278
Government National Mortgage Association
  6.50%, 3/15/28                                  1,281        1,277,769
  7.00%, 2/15/28                                  1,089        1,106,031
  7.00%, 3/15/28                                  2,858        2,903,698
  7.50%, 6/15/27                                    610          626,717
U.S. Treasury Bonds
  6.125%, 11/15/27                               11,105       11,899,674
  6.375%, 8/15/27                                 3,740        4,106,969
U.S. Treasury Notes
  6.125%, 8/15/07                                    60           62,428
  6.25%, 4/30/01                                 10,825       11,026,237
  6.375%, 5/15/99                                 3,200        3,223,008
  6.50%, 8/31/01                                  4,900        5,033,230
  6.50%, 5/31/02                                  7,810        8,069,917
  6.625%, 5/15/07                                    25           26,852
  6.875%, 5/15/06                                 2,000        2,165,620
                                                             ------------
                                                              61,874,562

CORPORATE DEBT OBLIGATIONS-6.7%
AUTOMOTIVE-0.6%
Federal Mogul Corporation
  7.75%, 7/01/06                                  1,500        1,500,000

BANKING-1.8%
Chase Manhattan Corp.
  6.375%, 4/01/08                                 1,555        1,562,627
  6.75%, 8/15/08                                    530          548,315
William Hill Plc
  10.625%, 4/30/08 (c)(d)                         1,300        2,159,757
                                                             ------------
                                                               4,270,699

ELECTRIC & GAS UTILITY-0.2%
Texas Utilities Co.
  6.375%, 1/01/08 (c)                               425          417,787

INDUSTRIAL-4.1%
Beckman Instruments, Inc.
  7.45%, 3/04/08 (c)                              1,500        1,524,311
Caliber Systems, Inc.
  7.80%, 8/01/06                                    800          870,041
Clearnet Communications, Inc.
  7.20%, 5/15/08 (c)(e)                           3,000        1,202,813
Computer Associates International, Inc.
  6.375%, 4/15/05 (c)                               650          653,750
ICG Services, Inc.
  4.44%, 5/01/08 (c)                                975          578,906
Tele-Communications, Inc.
  9.80%, 2/01/12                                  1,650        2,122,412
The Williams Cos., Inc.
  6.125%, 2/01/01                                 2,000        1,994,820
Time Warner, Inc.
  8.375%, 3/15/23                                   600          702,785
                                                             ------------
                                                               9,649,838
                                                             ------------
                                                              15,838,324

YANKEE BONDS-2.4%
Australian Gas Light Co.
  6.40%, 4/15/08 (c)                              2,000        2,031,684
Fugi LLC pfd.
  9.87%, 12/31/49 (c)                             1,200        1,056,390
Reliance Industries, Inc.
  10.375%, 6/24/16 (c)                            1,650        1,559,996
St. George Bank, Ltd.
  7.15%, 10/15/05 (c)                               850          882,190
                                                             ------------
                                                               5,530,260

Total Debt Obligations
  (cost $84,395,247)                                          83,243,146

SHORT-TERM INVESTMENTS-8.9%
U.S. GOVERNMENT AGENCY-2.4%
Federal Home Loan Bank
  4.91%, 7/27/98                                  2,000        1,992,085
  5.85%, 7/01/98                                  3,600        3,600,000
                                                             ------------
                                                               5,592,085


4



                                               ALLIANCE STRATEGIC BALANCED FUND
                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-6.5%
Ford Motor Credit Corp.
  5.62%, 7/06/98                                $ 6,290     $  6,285,090
  5.63%, 7/09/98                                    430          429,462
Prudential Funding Corp.
  5.67%, 7/07/98                                  8,475        8,466,991
                                                            -------------
                                                              15,181,543
Total Short-Term Investments
  (amortized cost $20,773,628)                                20,773,628

TOTAL INVESTMENTS-99.5%
  (cost $206,385,430)                                       $232,849,455
Other assets less liabilities-0.5%                             1,078,405

NET ASSETS-100%                                             $233,927,860


(a)  Non-income producing security.

(b)  Country of origin--Finland

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At June 30, 1998, these securities amounted to $12,067,584 representing 5.2% of net assets.

(d)  Country of origin--United Kingdom

(e)  Canadian holding

     Glossary:
     ADR - American Depositary Receipt

     See notes to pro-forma combined financial statements.


5



STATEMENTS OF ASSETS AND LIABILITIES           ALLIANCE STRATEGIC BALANCED FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                   ALLIANCE       ALLIANCE
                                                  STRATEGIC       BALANCED                     PRO-FORMA
                                                   BALANCED        SHARES     ADJUSTMENT(S)    COMBINED
                                                -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value            $52,819,435   $180,030,020                  $232,849,455
  Cash, at value                                     180,848          9,969                       190,817
  Receivable for investment securities sold               -0-        37,133                        37,133
  Dividends and interest receivable                  261,722        802,638                     1,064,360
  Receivable for capital stock                            -0-       692,349                       692,349
  Foreign taxes receivable                            15,765             -0-                       15,765
  Prepaid expense                                         -0-         1,008                         1,008
  Total assets                                    53,277,770    181,573,117             -0-   234,850,887

LIABILITIES
  Distribution fee payable                            28,597         67,181                        95,778
  Advisory fee payable                                20,072         91,195                       111,267
  Unrealized depreciation of forward
    exchange currency contracts                           -0-        51,670                        51,670
  Payable for capital stock redeemed                   7,103        100,189                       107,292
  Accrued expenses and other liabilities             228,600        328,420                       557,020
  Total liabilities                                  284,372        638,655             -0-       923,027

NET ASSETS                                       $52,993,398   $180,934,462             -0-  $233,927,860


See notes to pro-forma combined financial statements.


6



STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED JUNE 30, 1998              ALLIANCE STRATEGIC BALANCED FUND
(UNAUDITED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                   ALLIANCE       ALLIANCE
                                                  STRATEGIC       BALANCED                       PRO-FORMA
                                                   BALANCED        SHARES     ADJUSTMENT(S)       COMBINED
                                                -------------  -------------  -------------  ----------------
INVESTMENT INCOME
  Dividends and interest (net of
  foreign taxes withheld)                        $ 1,814,409    $ 5,277,523    $        -0-   $ 7,091,932
EXPENSES
  Advisory fee                                       383,456        983,041        (74,427)     1,292,070(a)
  Distribution fee - Class A                          66,003        283,837            826        350,666(b)
  Distribution fee - Class B                         261,277        302,457             -0-       563,734(c)
  Distribution fee - Class C                          29,984         70,201             -0-       100,185(c)
  Custodian                                          180,938        108,461       (169,399)       120,000(d)
  Administrative fee                                      -0-       117,813         11,187        129,000(e)
  Audit and legal                                     50,014         87,085        (47,099)        90,000(f)
  Transfer agency                                    111,030        209,475             -0-       320,505(f)
  Directors fees                                      31,099         27,779        (28,878)        30,000(f)
  Printing                                            30,988         65,792        (21,780)        75,000(f)
  Registration                                        45,299         75,707        (33,460)        87,546(f)
  Miscellaneous                                       23,505         21,530        (18,435)        26,600(f)
  Total expenses                                   1,213,593      2,353,178       (381,465)     3,185,306
  Less: expenses waived and assumed
    by the adviser                                  (293,763)            -0-       293,763             -0-(g)
  Net expenses                                       919,830      2,353,178        (87,702)     3,185,306
  Net investment income                              894,579      2,924,345         87,702      3,906,626

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments                 4,859,699     29,528,894             -0-    34,388,593
  Net realized gain (loss) on foreign
    currency transactions                                           (73,962)        39,764        (34,198)
  Net change in unrealized appreciation
    (depreciation) of:
      Investments                                                 1,919,164      1,276,155      3,195,319
      Foreign currency                                                1,364        (51,198)       (49,834)
  Net gain on investments and foreign
    currency transactions                          6,706,265     30,793,615             -0-    37,499,880

NET INCREASE IN NET ASSETS FROM OPERATIONS       $ 7,600,844    $33,717,960    $    87,702    $41,406,506


(a) Advisory fee for the total combine average net assets for the year ended June 30, 1998:
       $200 mm @ .625%
       next $200 mm @ .50%

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended June 30, 1998.

(c) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 1998.

(d)  Custodian fees are based on monthly fixed fees and on average net assets.

(e)  Actual fee per year.

(f)  Expenses are based on one fund.

(g)  Expenses will not be waived by the adviser.

     See notes to pro-forma combined financial statements.


7



NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS                           ALLIANCE STRATEGIC BALANCED FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: GENERAL
The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance Strategic Balanced Fund by Alliance Balanced Shares ("the Fund") pursuant to a plan of reorganization. The acquisition would be accomplished by a tax-free exchange of the assets of Alliance Strategic Balanced Fund for shares of Alliance Balanced Shares.

The Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro-Forma Statements of Operations has been prepared under the assumptions set forth therein.


NOTE B: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

1. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

3. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 1998, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.


8

ALLIANCE PRO-FORMA COMBINED


ALLIANCE INCOME BUILDER FUND
ALLIANCE BALANCED SHARES

JUNE 30, 1998




PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                                 ALLIANCE INCOME BUILDER FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-53.0%
COMMON STOCKS-52.5%
FINANCE-10.7%
BANKING - MONEY CENTER-4.8%
BankAmerica Corp.                                 4,000      $   345,750
Chase Manhattan Corp.                            84,200        6,357,100
Citicorp                                         28,300        4,223,775
NationsBank Corp.                                 7,000          535,500
                                                             ------------
                                                              11,462,125

BROKERAGE & MONEY MANAGEMENT-0.7%
Legg Mason, Inc.                                      1               58
Merrill Lynch & Co., Inc.                         2,500          230,625
Morgan Stanley, Dean Witter & Co.                16,200        1,480,275
                                                             ------------
                                                               1,710,958

INSURANCE-1.4%
American International Group, Inc.                4,200          613,200
Hartford Life, Inc. Cl. A                        11,000          626,312
Progressive Corp.                                 2,000          282,000
Travelers Group, Inc. (a)                        30,335        1,839,060
                                                             ------------
                                                               3,360,572

MORTGAGE BANKING-0.9%
Federal National Mortgage Assn.                  36,000        2,187,000

REAL ESTATE-0.3%
Excel Legacy Corp. (b)                            4,988           21,823
Excel Realty Trust, Inc.                          4,988          143,717
IRT Property Co.                                  9,000           99,000
JP Realty, Inc.                                   8,000          188,500
Storage USA, Inc.                                 3,000          105,000
Weingarten Realty Investors, Inc.                 4,000          167,250
                                                             ------------
                                                                 725,290

MISCELLANEOUS-2.6%
American Banknote Corp.
  warrants, expiring 12/01/02 (a)(c)              1,000            1,000
Associates First Capital Corp. Cl. A             13,500        1,037,813
Household International, Inc.                    27,200        1,353,200
MBNA Corp.                                      118,125        3,898,125
                                                             ------------
                                                               6,290,138
                                                             ------------
                                                              25,736,083

HEALTH CARE-7.1%
BIOTECHNOLOGY-0.4%
Centocor, Inc. (a)                               16,000          580,500
Genzyme Corp. (a)                                15,000          381,562
                                                             ------------
                                                                 962,062

DRUGS-3.5%
Bristol-Myers Squibb Co.                         51,600        5,930,775
Merck & Co., Inc.                                19,100        2,554,625
                                                             ------------
                                                               8,485,400

MEDICAL PRODUCTS-0.8%
Abbott Laboratories                              50,000        2,043,750

MEDICAL SERVICES-2.4%
Becton, Dickinson & Co.                           2,000          155,250
Columbia HCA/Healthcare Corp.                    36,000        1,048,500
Health Care Property Investors, Inc.             14,000          504,875
PacifiCare Health Systems, Inc. Cl. B (a)        28,000        2,473,625
United Healthcare Corp.                          24,500        1,555,750
                                                             ------------
                                                               5,738,000
                                                             ------------
                                                              17,229,212

CONSUMER STAPLES-6.6%
COSMETICS-0.8%
Avon Products, Inc.                              19,000        1,472,500
Gillette Co.                                     10,000          566,875
                                                             ------------
                                                               2,039,375

FOOD-3.3%
Campbell Soup Co.                                31,200        1,657,500
General Mills, Inc.                              15,000        1,025,625
Heinz (H.J.) Co.                                  6,000          336,750
Hershey Foods Corp.                               5,000          345,000
Tyson Foods, Inc. Cl. A                         211,000        4,576,062
                                                             ------------
                                                               7,940,937

HOUSEHOLD PRODUCTS-0.8%
Proctor & Gamble Co.                              6,500          591,906
Viad Corp.                                       48,000        1,332,000
                                                             ------------
                                                               1,923,906

TOBACCO-1.7%
Loews Corp.                                      10,000          871,250
Philip Morris Cos., Inc.                         32,800        1,291,501
RJR Nabisco Holdings Corp.                       84,000        1,995,000
                                                             ------------
                                                               4,157,751
                                                             ------------
                                                              16,061,969


1



PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                                 ALLIANCE INCOME BUILDER FUND
(CONTINUED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TECHNOLOGY-6.3%
COMMUNICATIONS EQUIPMENT-1.0%
Nokia Corp. (ADR) (d)                            32,000      $ 2,322,000

COMPUTER HARDWARE-0.7%
Compaq Computer Corp.                            44,800        1,271,200
Hewlett-Packard Co.                               4,500          269,438
Texas Instruments, Inc.                           3,000          174,937
                                                             ------------
                                                               1,715,575

COMPUTER SERVICES-2.0%
Electronic Data Systems Corp.                    36,000        1,440,000
First Data Corp.                                104,200        3,471,162
                                                             ------------
                                                               4,911,162

COMPUTER SOFTWARE-0.4%
Oracle Corp. (a)                                 40,000          981,250

NETWORKING SOFTWARE-0.5%
Cisco Systems, Inc. (a)                          14,000        1,289,313

SEMI-CONDUCTOR COMPONENTS-1.2%
Altera Corp. (a)                                 25,500          753,047
Atmel Corp. (a)                                  51,300          698,962
Intel Corp.                                       7,000          518,875
Xilinx, Inc. (a)                                 27,000          918,844
                                                             ------------
                                                               2,889,728

MISCELLANEOUS-0.5%
Solectron Corp. (a)                              26,800        1,127,275
                                                             ------------
                                                              15,236,303

ENERGY-5.8%
DOMESTIC INTEGRATED-1.5%
USX-Marathon Group                              104,100        3,571,931

DOMESTIC PRODUCERS-2.0%
Apache Corp.                                     39,500        1,244,250
Chevron Corp.                                     8,000          664,500
Enron Oil & Gas Co.                              24,000          486,000
Murphy Oil Corp.                                 15,000          760,313
Royal Dutch Petroleum Co.                        12,000          657,750
Shell Transport & Trading Co. (ADR)               6,000          254,250
Texaco, Inc.                                      5,100          304,406
Union Pacific Resources Group, Inc.              20,000          351,250
                                                             ------------
                                                               4,722,719

OIL SERVICES-2.0%
CMS Energy Corp.                                  5,300          233,200
Dresser Industries, Inc.                         25,000        1,101,562
Halliburton Co. (a)                               6,300          280,744
Nabors Industries, Inc. (a)                      33,900          671,644
Noble Drilling Corp. (a)                         56,500        1,359,531
Santa Fe International Corp.                     20,500          620,125
Transocean Offshore, Inc.                         9,800          436,100
                                                             ------------
                                                               4,702,906

TRANSPORTATION-0.1%
Knightbridge Tankers, Ltd.                       10,000          267,500

MISCELLANEOUS-0.2%
AES Corp. (a)                                     9,400          494,088
                                                             ------------
                                                              13,759,144

CONSUMER SERVICES-5.5%
AIRLINES-0.2%
Northwest Airlines Corp. Cl. A (a)               10,800          416,813

APPAREL-0.3%
Nautica Enterprises, Inc. (a)                    31,000          833,125

BROADCASTING & CABLE-0.7%
A.H. Belo Corp. Series A                         71,000        1,730,625
OpTel, Inc. (a)(c)                                1,000               -0-
                                                             ------------
                                                               1,730,625

ENTERTAINMENT & LEISURE-1.1%
Carnival Corp. Cl. A                             10,000          396,250
Harley-Davidson, Inc.                            35,000        1,356,250
Mirage Resorts, Inc. (a)                         20,000          426,250
Walt Disney Co.                                   4,500          472,781
                                                             ------------
                                                               2,651,531

PACKAGING-0.1%
Crown Cork & Seal, Inc.                           3,500          166,250

PRINTING & PUBLISHING-0.7%
Donnelley (R.R.) & Sons Co.                       5,500          251,625
Gannett Co., Inc.                                19,000        1,350,187
                                                             ------------
                                                               1,601,812


2



                                                   ALLIANCE INCOME BUILDER FUND
                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE-2.1%
CompUSA, Inc.                                    20,200      $   364,862
Dayton Hudson Corp.                              50,700        2,458,950
Federated Department Stores, Inc. (a)            40,800        2,195,550
May Department Stores Co.                         1,500           98,250
                                                             ------------
                                                               5,117,612

OTHER-0.3%
Jostens, Inc.                                    14,700          350,962
Newell Co.                                        6,000          298,875
                                                             ------------
                                                                 649,837
                                                             ------------
                                                              13,167,605

UTILITIES-4.7%
ELECTRIC & GAS UTILITY-2.3%
Consolidated Edison, Inc.                        23,400        1,077,863
FPL Group, Inc.                                  58,500        3,685,500
Houston Industries, Inc.                          5,000          154,375
Pinnacle West Capital Corp.                      12,000          540,000
                                                             ------------
                                                               5,457,738

TELEPHONE UTILITY-2.4%
GTE Corp.                                         9,715          540,397
Southern New England
  Telecommunications, Inc. Cl. A                  4,000          262,000
Teleport Communications Group,
  Inc. Cl. A (a)                                 21,100        1,144,016
U.S. West Communications Group                    3,000          141,000
WorldCom, Inc. (a)                               75,350        3,642,701
                                                             ------------
                                                               5,730,114
                                                             ------------
                                                              11,187,852

CAPITAL GOODS-2.2%
ELECTRICAL EQUIPMENT-0.7%
Emerson Electric Co.                              6,200          374,325
General Electric Co.                             14,000        1,274,000
                                                             ------------
                                                               1,648,325

POLLUTION CONTROL-0.1%
Waste Management, Inc.                            6,000          210,000

MISCELLANEOUS-1.4%
Allied-Signal, Inc.                              34,000        1,508,750
United Technologies Corp.                        20,800        1,924,000
                                                             ------------
                                                               3,432,750
                                                             ------------
                                                               5,291,075

MULTI INDUSTRY COMPANIES-1.8%
Tyco International, Ltd.                         56,000        3,528,000
U.S. Industries, Inc.                            33,000          816,750
                                                             ------------
                                                               4,344,750

BASIC INDUSTRIES-0.9%
CHEMICALS-0.9%
Dow Chemical Co.                                 11,000        1,063,564
Praxair, Inc.                                    24,600        1,151,587
                                                             ------------
                                                               2,215,151

CONTAINERS-0.0%
Sealed Air Corp. (a)                              2,700           99,225
                                                             ------------
                                                               2,314,376

AEROSPACE & DEFENSE-0.7%
AEROSPACE-0.7%
Boeing Co.                                        4,000          178,250
General Dynamics Corp.                           34,200        1,590,300
                                                             ------------
                                                               1,768,550


CONSUMER MANUFACTURING-0.2%
TEXTILE PRODUCTS-0.2%
Tommy Hilfiger Corp. (a)                          9,000          562,500

PREFERRED STOCKS-0.5%
INDUSTRIAL-0.0%
CSC Holdings, Inc.
  pfd., Series M, 11.13%                            324           37,341

INSURANCE-0.1%
Penncorp Financial Group
  pfd., 3.38%                                     3,000          156,000

REALTY-0.4%
Pinto Totta International
  Finance Cl. A, pfd. (c)                         1,000          989,200

Total Common Stocks & Other Investments
  (cost $101,617,428)                                        127,841,960


3



PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                                 ALLIANCE INCOME BUILDER FUND
(CONTINUED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)            VALUE
-------------------------------------------------------------------------
DEBT OBLIGATIONS-37.9%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-18.7%
Federal Home Loan Bank
  7.00%, 9/01/11                                $ 2,317      $ 2,366,834
Federal National Mortgage Association
  7.00%, 5/01/28                                  2,944        2,985,278
Government National Mortgage Association
  6.50%, 3/15/28                                    997          994,373
  7.00%, 3/15/28                                  2,858        2,903,698
U.S. Treasury Bonds
  6.125%, 11/15/27                                8,275        8,867,159
  6.375%, 8/15/27                                 3,740        4,106,969
U.S. Treasury Notes
  6.125%, 8/15/07                                    60           62,428
  6.25%, 4/30/01                                  8,925        9,090,916
  6.50%, 8/31/01                                  3,650        3,749,243
  6.50%, 5/31/02                                  7,400        7,646,272
  6.875%, 5/15/06                                 2,000        2,165,620
                                                             ------------
                                                              44,938,790

CORPORATE DEBT OBLIGATIONS-13.6%
AUTOMOTIVE-0.6%
Federal Mogul Corporation
  7.75%, 7/01/06                                  1,500        1,500,000

BANKING & FINANCE-3.1%
Advanta Capital Trust
  8.99%, 12/17/26                                 1,000          792,500
Arkwright CSN TR
  9.63%, 8/15/26 (c)                              1,000        1,189,566
Chase Manhattan Corp.
  6.375%, 4/01/08                                 1,555        1,562,627
DTI Holdings, Inc., Units
  12.50%, 3/01/98                                 1,000          545,000
FBOP Capital Trust
  10.20%, 2/06/27 (c)                             1,000        1,114,557
William Hill Plc
  10.625%, 4/30/08 (b)(c)                         1,300        2,159,757
                                                             ------------
                                                               7,364,007

CONSUMER PRODUCTS & SERVICES-0.9%
OpTel Inc., Series B
  13.00%, 2/15/05 (e)                             1,000        1,105,000
TCI Communications, Inc.
  7.13%, 2/15/28                                  1,000        1,055,157
                                                             ------------
                                                               2,160,157

INDUSTRIAL-8.1%
American Banknote Corp.
  11.25%, 12/01/07                                1,000          985,000
American Mobile Units
  12.25%, 4/01/08                                 1,000          945,000
Beckman Instruments, Inc.
  7.45%, 3/04/08 (c)                              1,500        1,524,311
Caliber Systems, Inc.
  7.80%, 8/01/06                                  1,000        1,087,551
Clearnet Communications, Inc.
  7.20%, 5/15/08 (c)(f)                           3,000        1,202,813
Econophone, Inc.
  6.78%, 2/15/08                                  2,000        1,130,000
Facilicom International
  10.50%, 1/15/08 (c)                               500          495,000
Firstworld Communication Units
  8.48%, 4/15/08 (c)                              1,000          445,000
ICG Services, Inc.
  4.44%, 5/01/08 (c)                                975          578,906
Insilco Corp.
  10.25%, 8/15/07                                   500          525,000
Interamericas Units
  14.00%, 10/27/07                                  400          396,000
Iridium LLC Capital Corp. Series B
  14.00%, 7/15/05                                 1,000        1,117,500
KMC Telecom Holdings, Inc. Units
  7.98%, 2/15/08 (c)                              1,000          585,000
Long Distance International Units
  12.25%, 4/15/08 (c)                             1,000          995,000
Louis Dreyfus Natural Gas
  6.88%, 12/01/07                                 1,000          984,470
Riverwood International Corp.
  10.63%, 8/01/07                                 1,000        1,045,000
Southwest Royalties, Inc. Series B
  10.50%, 10/15/04                                1,000          820,000
Tele-Communications, Inc.
  9.80%, 2/01/12                                  1,650        2,122,412
The Williams Cos., Inc.
  6.125%, 2/01/01                                 2,000        1,994,820
Viatel, Inc. Units
  1.00%, 4/15/08                                  1,000          610,000
                                                             ------------
                                                              19,588,783


4



                                                   ALLIANCE INCOME BUILDER FUND
                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
UTILITIES-0.9%
Calenergy Co., Inc.
  7.63%, 10/15/07                               $ 1,000      $ 1,004,204
Comed Financing II Series B
  8.50%, 1/15/27                                  1,000        1,109,327
                                                             ------------
                                                               2,113,531
                                                             ------------
                                                              32,726,478

YANKEE BONDS-4.8%
Acindar Industries
  11.25%, 2/15/04                                 1,000        1,005,000
Australian Gas Light Co.
  6.40%, 4/15/08 (c)                              2,000        2,031,684
Dao Heng Bank, Ltd.
  7.75%, 1/24/07 (c)                                500          404,945
Empresa Electrica Del Norte Grande, SA
  7.75%, 3/15/06 (c)                              1,685        1,426,774
Fugi LLC pfd.
  9.87%, 12/31/49 (c)                             1,200        1,056,390
Mc-Cuernavaca Trust
  9.25%, 7/25/01 (c)                              1,237        1,138,037
Perez Companc, SA
  9.00%, 1/30/04 (c)                                500          491,250
Reliance Industries, Inc.
  10.375%, 6/24/16 (c)                            1,650        1,559,996
Tevecap, SA
  12.63%, 11/26/04                                1,000          930,000
Vicap, SA
  11.38%, 5/15/07 (c)                               500          538,125
                                                             ------------
                                                              10,582,201

OTHER-0.4%
SB Treasury Co. LLC Series A, pfd.
  9.40%, 12/29/49 (c)                             1,000          985,625

Total Yankee Bonds                                            11,567,826

GOVERNMENT OBLIGATION-0.4%
COLOMBIA-0.4%
Republic of Colombia
  8.63%, 4/01/08                                  1,000          950,998
Total Debt Obligations
  (cost $89,930,087)                                          90,184,092

CONVERTIBLE BONDS-0.4%
IRT Property Co.
  7.30%, 8/15/03                                    200          202,500
Liberty Property
  8.20%, 7/01/01                                    200          257,000
Magna International, Inc.
  5.00%, 10/15/02                                   200          255,250
Total Convertible Bonds
  (cost $624,500)                                                714,750

SHORT-TERM INVESTMENTS-8.5%
COMMERCIAL PAPER-6.3%
Ford Motor Credit Corp.
  5.62%, 7/06/98                                  6,290        6,285,090
  5.63%, 7/09/98                                    430          429,462
Prudential Funding Corp.
  5.67%, 7/07/98                                  8,475        8,466,991
                                                             ------------
                                                              15,181,543

TIME DEPOSIT-2.2%
Royal Bank of Canada
  5.75%, 7/01/98                                  5,200        5,200,000
Total Short-Term Investments
  (amortized cost $20,381,543)                                20,381,543

TOTAL INVESTMENTS-99.4%
  (cost $212,553,558)                                        239,122,345
Other assets less liabilities-0.6%                             1,406,010

NET ASSETS-100%                                             $240,528,355


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At June 30, 1998, these securities amounted to $20,912,936 representing 8.7% of net assets.

(d)  Country of origin--Finland

(e)  Consists of $1,000,000 senior notes and 1,000 shares of common stock.

(f)  Canadian holding

     Glossary:
     ADR - American Depositary Receipt

See notes to pro-forma combined financial statements.


5



STATEMENTS OF ASSETS AND LIABILITIES               ALLIANCE INCOME BUILDER FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                       ALLIANCE       ALLIANCE
                                                        INCOME        BALANCED                     PRO-FORMA
                                                        BUILDER        SHARES     ADJUSTMENT(S)     COMBINED
                                                    -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value                $59,092,325   $180,030,020                  $239,122,345
  Cash, at value                                         223,345          9,969                       233,314
  Receivable for investment securities sold            5,000,790         37,133                     5,037,923
  Dividends and interest receivable                      764,416        802,638                     1,567,054
  Receivable for capital stock                            59,195        692,349                       751,544
  Prepaid expense                                          2,460          1,008                         3,468
  Total assets                                        65,142,531    181,573,117             -0-   246,715,648

LIABILITIES
  Payable for investment securities purchased          5,200,000             -0-                    5,200,000
  Distribution fee payable                                46,978         67,181                       114,159
  Advisory fee payable                                    36,633         91,195                       127,828
  Unrealized depreciation of forward exchange
    currency contracts                                        -0-        51,670                        51,670
  Payable for capital stock redeemed                      70,611        100,189                       170,800
  Accrued expenses and other liabilities                 194,416        328,420                       522,836
  Total liabilities                                    5,548,638        638,655             -0-     6,187,293

NET ASSETS                                           $59,593,893   $180,934,462             -0-  $240,528,355


See notes to pro-forma combined financial statements.


6



STATEMENT OF OPERATIONS                            ALLIANCE INCOME BUILDER FUND
TWELVE MONTHS ENDED JUNE 30, 1998 (UNAUDITED)          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                       ALLIANCE       ALLIANCE
                                                        INCOME        BALANCED                       PRO-FORMA
                                                        BUILDER        SHARES     ADJUSTMENT(S)       COMBINED
                                                    -------------  -------------  -------------  ----------------
INVESTMENT INCOME
  Dividends and interest (net of foreign
    taxes withheld)                                  $ 3,515,804    $ 5,277,523     $       -0-   $ 8,793,327

EXPENSES
  Advisory fee                                           438,517        983,041        (92,781)     1,328,777(a)
  Distribution fee - Class A                               7,840        283,837         10,520        302,197(b)
  Distribution fee - Class B                              96,594        302,457             -0-       399,051(c)
  Distribution fee - Class C                             460,765         70,201             -0-       530,966(c)
  Custodian                                              129,499        108,461       (122,960)       115,000(d)
  Administrative fee                                     123,245        117,813       (112,058)       129,000(e)
  Audit and legal                                         96,665         87,085        (93,750)        90,000(f)
  Transfer agency                                         79,414        209,475             -0-       288,889(f)
  Directors fees                                          27,389         27,779        (25,168)        30,000(f)
  Printing                                                17,022         65,792         (7,814)        75,000(f)
  Registration                                            82,370         75,707        (70,077)        88,000(f)
  Miscellaneous                                            9,007         21,530         (3,437)        27,100(f)
  Total expenses                                       1,568,327      2,353,178       (517,525)     3,403,980
  Net investment income                                1,947,477      2,924,345        517,525      5,389,347

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments                     8,076,511     29,528,894             -0-    37,605,405
  Net realized gain on foreign currency transactions          -0-        39,764             -0-        39,764
  Net change in unrealized appreciation
    (depreciation) of:
      Investments                                     (1,597,213)     1,276,155             -0-      (321,058)
      Foreign currency                                        -0-       (51,198)            -0-       (51,198)
  Net gain on investments and foreign currency
    transactions                                       6,479,298     30,793,615             -0-    37,272,913

NET INCREASE IN NET ASSETS FROM OPERATIONS            $8,426,775    $33,717,960     $  517,525    $42,662,260


(a) Advisory fee for the total combine average net assets for the year ended June 30, 1998:
       $200 mm @ .625%
       next $200 mm @ .50%

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended June 30, 1998.

(c) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 1998.

(d)  Custodian fees are based on monthly fixed fees and on average net assets.

(e)  Actual fee per year.

(f)  Expenses are based on one fund.

     See notes to pro-forma combined financial statements.


7



NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS                               ALLIANCE INCOME BUILDER FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: GENERAL
The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance Income Builder Fund by Alliance Balanced Shares ("the Fund") pursuant to a plan of reorganization. The acquisition would be accomplished by a tax-free exchange of the assets of Alliance Income Builder Fund for shares of Alliance Balanced Shares.

The Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro Forma-Statement of Operations has been prepared under the assumptions set forth therein.


NOTE B: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

1. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

3. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 1998, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.


8

ALLIANCE PRO-FORMA COMBINED


ALLIANCE STRATEGIC BALANCED FUND
ALLIANCE INCOME BUILDER FUND
ALLIANCE BALANCED SHARES

JUNE 30, 1998




PORTFOLIO OF INVESTMENTS                       ALLIANCE STRATEGIC BALANCED FUND
PRO-FORMA COMBINED                                 ALLIANCE INCOME BUILDER FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-52.7%
UNITED STATES INVESTMENTS-50.0%
FINANCE-10.3%
BANKING - MONEY CENTER-4.4%
BankAmerica Corp.                                11,000      $   950,812
Chase Manhattan Corp.                            94,200        7,112,100
Citicorp                                         28,300        4,223,775
NationsBank Corp.                                 7,000          535,500
                                                             ------------
                                                              12,822,187

BROKERAGE & MONEY MANAGEMENT-1.0%
Legg Mason, Inc.                                      1               58
Merrill Lynch & Co., Inc.                        10,100          931,725
Morgan Stanley, Dean Witter & Co.                22,200        2,028,525
                                                             ------------
                                                               2,960,308

INSURANCE-1.6%
American International Group, Inc.                8,700        1,270,200
Hartford Life, Inc. Cl. A                        11,000          626,312
Progressive Corp.                                 2,000          282,000
Travelers Group, Inc. (a)                        39,335        2,384,746
                                                             ------------
                                                               4,563,258

MORTGAGE BANKING-0.7%
Federal National Mortgage Assn.                  36,000        2,187,000

REAL ESTATE-0.2%
Excel Legacy Corp. (b)                            4,988           21,823
Excel Realty Trust, Inc.                          4,988          143,717
IRT Property Co.                                  9,000           99,000
JP Realty, Inc.                                   8,000          188,500
Storage USA, Inc.                                 3,000          105,000
Weingarten Realty Investors, Inc.                 4,000          167,250
                                                             ------------
                                                                 725,290

MISCELLANEOUS-2.4%
American Banknote Corp.
  warrants, expiring 12/01/02 (a)(c)              1,000            1,000
Associates First Capital Corp. Cl. A             13,500        1,037,813
Household International, Inc.                    27,200        1,353,200
MBNA Corp.                                      138,125        4,558,125
                                                             ------------
                                                               6,950,138
                                                             ------------
                                                              30,208,181

HEALTH CARE-6.6%
BIOTECHNOLOGY-0.3%
Centocor, Inc. (a)                               16,000          580,500
Genzyme Corp. (a)                                15,000          381,562
                                                             ------------
                                                                 962,062

DRUGS-3.5%
Bristol-Myers Squibb Co.                         59,600        6,850,275
Merck & Co., Inc.                                26,100        3,490,875
                                                             ------------
                                                              10,341,150

MEDICAL PRODUCTS-0.8%
Abbott Laboratories                              50,000        2,043,750
Medtronic, Inc. (a)                               5,000          318,750
                                                             ------------
                                                               2,362,500

MEDICAL SERVICES-2.0%
Becton, Dickinson & Co.                           2,000          155,250
Columbia HCA/Healthcare Corp.                    36,000        1,048,500
Health Care Property Investors, Inc.             14,000          504,875
PacifiCare Health Systems, Inc. Cl. B (a)        28,000        2,473,625
United Healthcare Corp.                          24,500        1,555,750
                                                             ------------
                                                               5,738,000
                                                             ------------
                                                              19,403,712

CONSUMER STAPLES-6.3%
COSMETICS-1.1%
Avon Products, Inc.                              23,000        1,782,500
Gillette Co.                                     18,200        1,031,712
The Estee Lauder Co., Inc. Cl. A                  5,000          348,438
                                                             ------------
                                                               3,162,650

FOOD-2.7%
Campbell Soup Co.                                31,200        1,657,500
General Mills, Inc.                              15,000        1,025,625
Heinz (H.J.) Co.                                  6,000          336,750
Hershey Foods Corp.                               5,000          345,000
Tyson Foods, Inc. Cl. A                         211,000        4,576,062
                                                             ------------
                                                               7,940,937

HOUSEHOLD PRODUCTS-0.7%
Proctor & Gamble Co.                              6,500          591,906
Viad Corp.                                       48,000        1,332,000
                                                             ------------
                                                               1,923,906

RETAIL - FOOD & DRUG-0.2%
Kroger Co. (a)                                   15,000          643,125


1



PORTFOLIO OF INVESTMENTS                      ALLIANCE STRATEGIC BALANCED FUND
PRO-FORMA COMBINED                                ALLIANCE INCOME BUILDER FUND
(CONTINUED)                                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
TOBACCO-1.6%
Loews Corp.                                      10,000      $   871,250
Philip Morris Cos., Inc.                         47,800        1,882,126
RJR Nabisco Holdings Corp.                       84,000        1,995,000
                                                             ------------
                                                               4,748,376
                                                             ------------
                                                              18,418,994

TECHNOLOGY-6.1%
COMMUNICATIONS EQUIPMENT-0.9%
Nokia Corp. (ADR) (d)                            32,000        2,322,000
Tellabs, Inc. (a)                                 4,000          286,500
                                                             ------------
                                                               2,608,500

COMPUTER HARDWARE-0.7%
Compaq Computer Corp.                            59,800        1,696,825
Hewlett-Packard Co.                               4,500          269,438
Texas Instruments, Inc.                           3,000          174,937
                                                             ------------
                                                               2,141,200

COMPUTER SERVICES-1.8%
Electronic Data Systems Corp.                    36,000        1,440,000
First Data Corp.                                116,200        3,870,913
                                                             ------------
                                                               5,310,913

COMPUTER SOFTWARE-0.4%
Microsoft Corp. (a)                               2,000          216,750
Oracle Corp. (a)                                 40,000          981,250
                                                             ------------
                                                               1,198,000

NETWORKING SOFTWARE-0.7%
Cisco Systems, Inc. (a)                          23,000        2,117,875

SEMI-CONDUCTOR COMPONENTS-1.2%
Altera Corp. (a)                                 32,500          959,985
Atmel Corp. (a)                                  51,300          698,962
Intel Corp. (a)                                   5,000          370,625
National Semiconductor Corp. (a)                  7,000          518,875
Xilinx, Inc. (a)                                 27,000          918,844
                                                             ------------
                                                               3,467,291

MISCELLANEOUS-0.4%
Solectron Corp. (a)                              26,800        1,127,275
                                                             ------------
                                                              17,971,054


CONSUMER SERVICES-6.0%
AIRLINES-0.1%
Northwest Airlines Corp. Cl. A (a)               10,800          416,813

APPAREL-0.3%
Nautica Enterprises, Inc. (a)                    31,000          833,125

BROADCASTING & CABLE-1.2%
A.H. Belo Corp. Series A                         71,000        1,730,625
Cox Communications, Inc. Cl. A (a)               12,000          581,250
OpTel, Inc. (a)(c)                                1,000               -0-
Scripps E.W. Co. Cl.A                             9,000          493,312
Tele-Communications, Inc. -
  Liberty Media Group Cl. A (a)                  20,000          776,250
                                                             ------------
                                                               3,581,437

ENTERTAINMENT & LEISURE-1.4%
Carnival Corp. Cl. A                             10,000          396,250
Harley-Davidson, Inc.                            57,000        2,208,750
Mirage Resorts, Inc. (a)                         20,000          426,250
Walt Disney Co.                                  10,500        1,103,156
                                                             ------------
                                                               4,134,406

PACKAGING-0.1%
Crown Cork & Seal, Inc.                           3,500          166,250

PRINTING & PUBLISHING-0.5%
Donnelley (R.R.) & Sons Co.                       5,500          251,625
Gannett Co., Inc.                                19,000        1,350,187
                                                             ------------
                                                               1,601,812

RETAIL - GENERAL MERCHANDISE-2.2%
CompUSA, Inc.                                    20,200          364,862
Dayton Hudson Corp.                              64,700        3,137,950
Federated Department Stores, Inc. (a)            40,800        2,195,550
Home Depot, Inc.                                  8,000          664,500
May Department Stores Co.                         1,500           98,250
                                                             ------------
                                                               6,461,112

OTHER-0.2%
Jostens, Inc.                                    14,700          350,962
Newell Co.                                        6,000          298,875
                                                             ------------
                                                                 649,837
                                                             ------------
                                                              17,844,792


2



                                               ALLIANCE STRATEGIC BALANCED FUND
                                                   ALLIANCE INCOME BUILDER FUND
                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
ENERGY-5.2%
DOMESTIC INTEGRATED-1.2%
USX-Marathon Group                              104,100      $ 3,571,931

DOMESTIC PRODUCERS-1.7%
Apache Corp.                                     45,500        1,433,250
Chevron Corp.                                     8,000          664,500
Enron Oil & Gas Co.                              24,000          486,000
Murphy Oil Corp.                                 15,000          760,313
Royal Dutch Petroleum Co.                        12,000          657,750
Shell Transport & Trading Co. (ADR)               6,000          254,250
Texaco, Inc.                                      5,100          304,406
Union Pacific Resources Group, Inc.              20,000          351,250
                                                             ------------
                                                               4,911,719

OIL SERVICES-2.0%
CMS Energy Corp.                                  5,300          233,200
Dresser Industries, Inc.                         25,000        1,101,562
Halliburton Co. (a)                              16,300          726,369
Nabors Industries, Inc. (a)                      33,900          671,644
Noble Drilling Corp. (a)                         81,500        1,961,094
Santa Fe International Corp.                     20,500          620,125
Transocean Offshore, Inc.                         9,800          436,100
                                                             ------------
                                                               5,750,094

TRANSPORTATION-0.1%
Knightbridge Tankers, Ltd.                       10,000          267,500

MISCELLANEOUS-0.2%
AES Corp. (a)                                     9,400          494,088
                                                             ------------
                                                              14,995,332

UTILITIES-4.2%
ELECTRIC & GAS UTILITY-1.9%
Consolidated Edison, Inc.                        23,400        1,077,863
FPL Group, Inc.                                  58,500        3,685,500
Houston Industries, Inc.                          5,000          154,375
Pinnacle West Capital Corp.                      12,000          540,000
                                                             ------------
                                                               5,457,738

TELEPHONE UTILITY-2.3%
GTE Corp.                                         9,715          540,397
Southern New England
  Telecommunications, Inc. Cl. A                  4,000          262,000
Teleport Communications
  Group, Inc. Cl. A (a)                          21,100        1,144,016
U.S. West Communications Group                    3,000          141,000
WorldCom, Inc. (a)                               95,350        4,611,451
                                                             ------------
                                                               6,698,864
                                                             ------------
                                                              12,156,602

CAPITAL GOODS-2.0%
ELECTRICAL EQUIPMENT-0.6%
Emerson Electric Co.                              6,200          374,325
General Electric Co.                             14,000        1,274,000
                                                             ------------
                                                               1,648,325

POLLUTION CONTROL-0.1%
Waste Management, Inc.                            6,000          210,000

MISCELLANEOUS-1.3%
Allied-Signal, Inc.                              34,000        1,508,750
United Technologies Corp.                        25,800        2,386,500
                                                             ------------
                                                               3,895,250
                                                             ------------
                                                               5,753,575

MULTI INDUSTRY COMPANIES-1.7%
Tyco International, Ltd.                         62,000        3,906,000
U.S. Industries, Inc.                            43,000        1,064,250
                                                             ------------
                                                               4,970,250

BASIC INDUSTRIES-0.8%
CHEMICALS-0.8%
Dow Chemical Co.                                 11,000        1,063,563
Praxair, Inc.                                    24,600        1,151,587
                                                             ------------
                                                               2,215,150

CONTAINERS-0.0%
Sealed Air Corp. (a)                              2,700           99,225
                                                             ------------
                                                               2,314,375

AEROSPACE & DEFENSE-0.6%
AEROSPACE-0.6%
Boeing Co.                                        4,000          178,250
General Dynamics Corp.                           34,200        1,590,300
                                                             ------------
                                                               1,768,550

CONSUMER MANUFACTURING-0.2%
TEXTILE PRODUCTS-0.2%
Tommy Hilfiger Corp. (a)                          9,000          562,500
Total United States Investments
  (cost $114,470,892)                                        146,367,917


3



PORTFOLIO OF INVESTMENTS                       ALLIANCE STRATEGIC BALANCED FUND
PRO-FORMA COMBINED                                 ALLIANCE INCOME BUILDER FUND
(CONTINUED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
FOREIGN INVESTMENTS-2.3%
BRAZIL-0.1%
Telebras, SA (ADR)                                2,000      $   218,375

DENMARK-0.1%
Ratin Cl. A (a)                                   2,000          423,612

FINLAND-0.3%
Nokia AB OY Corp. pfd.                            8,000          588,938
Orion-Yhtymae OY Cl. B                            7,000          215,835
                                                             ------------
                                                                 804,773

FRANCE-0.3%
Sanofi, SA                                        2,000          235,209
SEITA                                             4,000          181,286
Total, SA Cl. B                                   3,000          390,029
                                                             ------------
                                                                 806,524

GERMANY-0.1%
Adidas AG                                         1,300          226,705
ProSieben Media AG (a)                            4,000          207,380
                                                             ------------
                                                                 434,085

HONG KONG-0.1%
Cheung Kong Holdings, Ltd.                       25,000          122,935
Hutchison Whampoa, Ltd.                          20,000          105,575
                                                             ------------
                                                                 228,510

JAPAN-0.1%
Canon, Inc.                                       5,000          113,908
Fuji Photo Film Co.                               3,000          104,795
Honda Motor Co.                                   6,000          214,363
                                                             ------------
                                                                 433,066

NETHERLANDS-0.4%
AKZO Nobel NV                                     2,000          444,915
ASM Lithography Holding NV                        6,000          177,690
ING Groep NY                                      7,000          458,689
                                                             ------------
                                                               1,081,294

SPAIN-0.1%
Telefonica de Espana                              4,000          184,936

SWEDEN-0.1%
Astra AB, Series A                               10,000          204,363

SWITZERLAND-0.3%
Nestle, SA                                          200          428,713
Zurich Versicherungsgesellschaft                    600          383,543
                                                             ------------
                                                                 812,256

UNITED KINGDOM-0.3%
BPB Plc                                          40,000          242,440
Compass Group Plc                                30,000          345,127
Tomkins Plc                                      30,000          162,921
United News Media Plc                             9,000          125,929
                                                             ------------
                                                                 876,417

Total Foreign Investments
  (cost $5,147,944)                                            6,508,211

PREFERRED STOCKS-0.4%
INDUSTRIAL-0.0%
CSC Holdings, Inc.
  pfd., Series M, 11.13%                            324           37,341

INSURANCE-0.1%
Penncorp Financial Group
  pfd., 3.38%                                     3,000          156,000

REALTY-0.3%
Pinto Totta International
  Finance Cl. A, pfd. (c)                         1,000          989,200
Total Preferred Stocks
  (cost $1,235,263)                                            1,182,541
Total Common Stocks & Other Investments
  (cost $120,854,099)                                        154,058,669

DEBT OBLIGATIONS-38.0%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-21.1%
Federal Home Loan Bank
  7.00%, 9/01/11                                $ 3,109        3,175,502
Federal National Mortgage Association
  6.00%, 4/01/11                                    328          325,045
  6.50%, 5/01/11                                    532          535,344
  6.50%, 6/01/11                                    598          601,869
  6.50%, 9/01/11                                    370          373,018
  7.00%, 5/01/26                                    861          873,124
  7.00%, 5/01/27                                    422          428,129
  7.00%, 12/01/27                                 1,035        1,049,103
  7.00%, 5/01/28                                  2,944        2,985,278
Government National Mortgage Association
  6.50%, 3/15/28                                  1,281        1,277,769
  7.00%, 2/15/28                                  1,089        1,106,031
  7.00%, 3/15/28                                  2,858        2,903,698
  7.50%, 6/15/27                                    610          626,717
U.S. Treasury Bonds
  6.125%, 11/15/27                               11,105       11,899,674
  6.375%, 8/15/27                                 3,740        4,106,969


4



                                               ALLIANCE STRATEGIC BALANCED FUND
                                                   ALLIANCE INCOME BUILDER FUND
                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)            VALUE
-------------------------------------------------------------------------
U.S. Treasury Notes
  6.125%, 8/15/07                               $    60      $    62,428
  6.25%, 4/30/01                                 10,825       11,026,237
  6.375%, 5/15/99                                 3,200        3,223,008
  6.50%, 8/31/01                                  4,900        5,033,230
  6.50%, 5/31/02                                  7,810        8,069,917
  6.625%, 5/15/07                                    25           26,852
  6.875%, 5/15/06                                 2,000        2,165,620
                                                             ------------
                                                              61,874,562

CORPORATE DEBT OBLIGATIONS-12.1%
AUTOMOTIVE-0.5%
Federal Mogul Corporation
  7.75%, 7/01/06                                  1,500        1,500,000

BANKING & FINANCE-2.7%
Advanta Capital Trust
  8.99%, 12/17/26                                 1,000          792,500
Arkwright CSN TR
  9.63%, 8/15/26 (c)                              1,000        1,189,566
Chase Manhattan Corp.
  6.375%, 4/01/08                                 1,555        1,562,627
  6.75%, 8/15/08                                    530          548,315
DTI Holdings, Inc., Units
  12.50%, 3/01/98                                 1,000          545,000
FBOP Capital Trust
  10.20%, 2/06/27 (c)                             1,000        1,114,557
William Hill Plc
  10.625%, 4/30/08 (b)(c)                         1,300        2,159,757
                                                             ------------
                                                               7,912,322

CONSUMER PRODUCTS & SERVICES-0.7%
OpTel Inc., Series B
  13.00%, 2/15/05 (f)                             1,000        1,105,000
TCI Communications, Inc.
  7.13%, 2/15/28                                  1,000        1,055,157
                                                             ------------
                                                               2,160,157

ELECTRIC & GAS UTILITY-0.1%
Texas Utilities Co.
  6.375%, 1/01/08 (c)                               425          417,787

INDUSTRIAL-7.4%
American Banknote Corp.
  11.25%, 12/01/07                                1,000          985,000
American Mobile Units
  12.25%, 4/01/08                                 1,000          945,000
Beckman Instruments, Inc.
  7.45%, 3/04/08 (c)                              1,500        1,524,311
Caliber Systems, Inc.
  7.80%, 8/01/06                                  1,800        1,957,592
Clearnet Communications, Inc.
  7.20%, 5/15/08 (c)(e)                           3,000        1,202,813
Computer Associates International, Inc.
  6.375%, 4/15/05 (c)                               650          653,750
Econophone, Inc.
  6.78%, 2/15/08                                  2,000        1,130,000
Facilicom International
  10.50%, 1/15/08 (c)                               500          495,000
Firstworld Communication Units
  8.48%, 4/15/08 (c)                              1,000          445,000
ICG Services, Inc.
  4.44%, 5/01/08 (c)                                975          578,906
Insilco Corp.
  10.25%, 8/15/07                                   500          525,000
Interamericas Units
  14.00%, 10/27/07                                  400          396,000
Iridium LLC Capital Corp. Series B
  14.00%, 7/15/05                                 1,000        1,117,500
KMC Telecom Holdings, Inc. Units
  7.98%, 2/15/08 (c)                              1,000          585,000
Long Distance International Units
  12.25%, 4/15/08 (c)                             1,000          995,000
Louis Dreyfus Natural Gas
  6.88%, 12/01/07                                 1,000          984,470
Riverwood International Corp.
  10.63%, 8/01/07                                 1,000        1,045,000
Southwest Royalties, Inc. Series B
  10.50%, 10/15/04                                1,000          820,000
Tele-Communications, Inc.
  9.80%, 2/01/12                                  1,650        2,122,412
The Williams Cos., Inc.
  6.125%, 2/01/01                                 2,000        1,994,820
Time Warner, Inc.
  8.375%, 3/15/23                                   600          702,786
Viatel, Inc. Units
  1.00%, 4/15/08                                  1,000          610,000
                                                             ------------
                                                              21,815,360

UTILITIES-0.7%
Calenergy Co., Inc.
  7.63%, 10/15/07                                 1,000        1,004,204
Comed Financing II Series B
  8.50%, 1/15/27                                  1,000        1,109,327
                                                             ------------
                                                               2,113,531
                                                             ------------
                                                              35,919,157


5



PORTFOLIO OF INVESTMENTS                       ALLIANCE STRATEGIC BALANCED FUND
PRO-FORMA COMBINED                                 ALLIANCE INCOME BUILDER FUND
(CONTINUED)                                            ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
YANKEE BONDS-4.2%
Acindar Industries
  11.25%, 2/15/04                               $ 1,000      $ 1,005,000
Australian Gas Light Co.
  6.40%, 4/15/08 (c)                              2,000        2,031,684
Dao Heng Bank, Ltd.
  7.75%, 1/24/07 (c)                                500          404,945
Empresa Electrica Del Norte Grande, SA
  7.75%, 3/15/06 (c)                              1,685        1,426,774
Fugi LLC pfd.
  9.87%, 12/31/49 (c)                             1,200        1,056,390
Mc-Cuernavaca Trust
  9.25%, 7/25/01 (c)                              1,237        1,138,037
Perez Companc, SA
  9.00%, 1/30/04 (c)                                500          491,250
Reliance Industries, Inc.
  10.375%, 6/24/16 (c)                            1,650        1,559,996
St. George Bank, Ltd.
  7.15%, 10/15/05 (c)                               850          882,190
Tevecap, SA
  12.63%, 11/26/04                                1,000          930,000
Vicap, SA
  11.38%, 5/15/07 (c)                               500          538,125
                                                             ------------
                                                              11,464,391

OTHER-0.3%
SB Treasury Co. LLC Series A, pfd.
  9.40%, 12/29/49 (c)                             1,000          985,625

Total Yankee Bonds                                            12,450,016

GOVERNMENT OBLIGATION-0.3%
COLOMBIA-1.6%
Republic of Colombia
  8.63%, 4/01/08                                  1,000          950,998
Total Debt Obligations
  (cost $110,439,793)                                        111,194,733

CONVERTIBLE BONDS-0.2%
IRT Property Co.
  7.30%, 8/15/03                                    200          202,500
Liberty Property
  8.20%, 7/01/01                                    200          257,000
Magna International, Inc.
  5.00%, 10/15/02                                   200          255,250
Total Convertible Bonds
  (cost $624,500)                                                714,750

SHORT-TERM INVESTMENTS-8.9%
U.S. GOVERNMENT AGENCY-1.9%
Federal Home Loan Bank
  4.91%, 7/27/98                                  2,000        1,992,085
  5.85%, 7/01/98                                  3,600        3,600,000
                                                             ------------
                                                               5,592,085

COMMERCIAL PAPER-5.2%
Ford Motor Credit Corp.
  5.62%, 7/06/98                                  6,290        6,285,090
  5.63%, 7/09/98                                    430          429,462
Prudential Funding Corp.
  5.67%, 7/07/98                                  8,475        8,466,991
                                                             ------------
                                                              15,181,543

TIME DEPOSIT-1.8%
Royal Bank of Canada
  5.75%, 7/01/98                                  5,200        5,200,000
Total Short-Term Investments
  (amortized cost $25,973,628)                                25,973,628

TOTAL INVESTMENTS-99.5%
  (cost $257,892,020)                                        291,941,780
Other assets less liabilities-0.5%                             1,579,973

NET ASSETS-100%                                             $293,521,753


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At June 30, 1998, these securities amounted to $21,810,273 representing 7.4% of net assets.

(d)  Country of origin-Finland

(e)  Canadian holding

(f)  Consists of $1,000,000 senior notes and 1,000 shares of common stock.

     Glossary:
     ADR - American Depositary Receipt

     See notes to pro-forma combined financial statements.


6



                                               ALLIANCE STRATEGIC BALANCED FUND
STATEMENTS OF ASSETS AND LIABILITIES               ALLIANCE INCOME BUILDER FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                       ALLIANCE       ALLIANCE       ALLIANCE
                                                        INCOME       STRATEGIC       BALANCED                     PRO-FORMA
                                                        BUILDER       BALANCED        SHARES     ADJUSTMENT(S)     COMBINED
                                                    -------------  -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value                $59,092,325    $52,819,435   $180,030,020                  $291,941,780
  Cash, at value                                         223,345        180,848          9,969                       414,162
  Receivable for investment securities sold            5,000,790             -0-        37,133                     5,037,923
  Dividends and interest receivable                      764,416        261,722        802,638                     1,828,776
  Receivable for capital stock sold                       59,195             -0-       692,349                       751,544
  Foreign taxes receivable                                    -0-        15,765             -0-                       15,765
  Prepaid expenses                                         2,460             -0-         1,008                         3,468
  Total assets                                        65,142,531     53,277,770    181,573,117             -0-   299,993,418

LIABILITIES
  Payable for investment securities purchased          5,200,000             -0-            -0-                    5,200,000
  Distribution fee payable                                46,978         28,597         67,181                       142,756
  Advisory fee payable                                    36,633         20,072         91,195                       147,900
  Unrealized depreciation of forward exchange
  currency contracts                                          -0-            -0-        51,670                        51,670
  Payable for capital stock redeemed                      70,611          7,103        100,189                       177,903
  Accrued expenses and other liabilities                 194,416        228,600        328,420                       751,436
  Total liabilities                                    5,548,638        284,372        638,655             -0-     6,471,665

NET ASSETS                                           $59,593,893    $52,993,398   $180,934,462             -0-  $293,521,753


See notes to pro-forma combined financial statements.


7



                                               ALLIANCE STRATEGIC BALANCED FUND
STATEMENT OF OPERATIONS                            ALLIANCE INCOME BUILDER FUND
TWELVE MONTHS ENDED JUNE 30, 1998 (UNAUDITED)          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                       ALLIANCE       ALLIANCE       ALLIANCE
                                                        INCOME       STRATEGIC       BALANCED                      PRO-FORMA
                                                        BUILDER       BALANCED        SHARES     ADJUSTMENT(S)      COMBINED
                                                    -------------  -------------  -------------  -------------  ----------------
INVESTMENT INCOME
  Dividends and interest
    (net of foreign taxes withheld)                  $ 3,515,804    $ 1,814,409    $ 5,277,523     $       -0-   $10,607,736

EXPENSES
  Advisory fee                                           438,517        383,456        983,041       (220,899)     1,584,115(a)
  Distribution fee - Class A                               7,840         66,003        283,837           (481)       357,199(b)
  Distribution fee - Class B                              96,594        261,277        302,457             -0-       660,328(c)
  Distribution fee - Class C                             460,765         29,984         70,201             -0-       560,950(c)
  Custodian                                              129,499        180,938        108,461       (293,898)       125,000(d)
  Administrative fee                                     123,245             -0-       117,813       (112,058)       129,000(e)
  Audit and legal                                         96,665         50,014         87,085       (143,764)        90,000(f)
  Transfer agency                                         79,414        111,030        209,475             -0-       399,919(f)
  Directors fees                                          27,389         31,099         27,779        (56,267)        30,000(f)
  Printing                                                17,022         30,988         65,792        (28,972)        84,830(f)
  Registration                                            82,370         45,299         75,707       (116,230)        87,146(f)
  Miscellaneous                                            9,007         23,505         21,530        (23,042)        31,000(f)
  Total expenses                                       1,568,327      1,213,593      2,353,178       (995,611)     4,139,487
  Less: expenses waived and assumed by the adviser            -0-      (293,763)            -0-       293,763             -0-(g)
  Net expenses                                         1,568,327        919,830      2,353,178       (701,848)     4,139,487
  Net investment income                                1,947,477        894,579      2,924,345        701,848      6,468,249

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments                     8,076,511      4,859,699     29,528,894             -0-    42,465,104
  Net realized gain (loss) on foreign currency
    transactions                                              -0-       (73,962)        39,764                       (34,198)
  Net change in unrealized appreciation
    (depreciation) of:
      Investments                                     (1,597,213)     1,919,164      1,276,155                     1,598,106
      Foreign currency                                        -0-         1,364        (51,198)                      (49,834)
  Net gain on investments and foreign
    currency transactions                              6,479,298      6,706,265     30,793,615             -0-    43,979,178

NET INCREASE IN NET ASSETS FROM OPERATIONS           $ 8,426,775    $ 7,600,844    $33,717,960     $  701,848    $50,447,427


(a) Advisory fee for the total combined average net assets for the year ended June 30, 1998:
       $200 mm @ .625%
       next $200 mm @ .50%

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended June 30, 1998.

(c) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 1998.

(d)  Custodian fees are based on monthly fixed fees and on average net assets.

(e)  Actual fee per year.

(f)  Expenses are based on one fund.

(g)  Expenses will not be waived by the adviser.

     See notes to pro-forma combined financial statements.


8



NOTES TO PRO-FORMA COMBINED                    ALLIANCE STRATEGIC BALANCED FUND
FINANCIAL STATEMENTS                               ALLIANCE INCOME BUILDER FUND
JUNE 30, 1998 (UNAUDITED)                              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: GENERAL
The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance Strategic Balanced Fund and Alliance Income Builder Fund by Alliance Balanced Shares ("the Fund") pursuant to a plan of reorganization. The acquisition would be accomplished by a tax-free exchange of the assets of Alliance Strategic Balanced Fund and Alliance Income Builder Fund for shares of Alliance Balanced Shares.

The Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro-Forma Statement of Operations has been prepared under the assumptions set forth therein.


NOTE B: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

1. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

3. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 1998, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.

9

                 ALLIANCE BALANCED SHARES, INC.

                             PART C


Item 15.  Indemnification.
__________________________

    Incorporated by reference to Item 27 of Post Effective
Amendment No. 88 to Registrant's Registration Statement on Form
N-1A (File Nos. 2-10988 and 811-00134), filed October 31, 1997.

Item 16.  Exhibits.
___________________

(1)(a)   Restatement             Incorporated by reference to
         of Articles of          Exhibit 1(a) to Post-Effective
         Incorporation of        Amendment No. 88 to Registrant's
         the Registrant          Registration Statement on Form
                                 N-1A, (File Nos. 2-10988 and
                                 811-00134) (the "Registrant's
                                 Form N-1A") filed October 31,
                                 1997.

(1)(b)   Articles of             Filed herewith.
         Amendment to
         Articles of
         Incorporation, dated
         April 9, 1993

(1)(c)   Certificate of          Filed herewith.
         Correction, dated
         April 20, 1993

(1)(d)   Articles                Filed herewith.
         Supplementary to
         Articles of
         Incorporation, dated
         April 29, 1993

(1)(e)   Articles                Filed herewith.
         Supplementary to
         Articles of
         Incorporation, dated
         May 3, 1994

(1)(f)   Articles                Filed herewith.
         Supplementary to
         Articles of

         Incorporation, dated
         September 30, 1996

(1)(g)   Articles of             Filed herewith.
         Amendment to Articles
         of Incorporation,
         dated September 9,
         1997

(1)(h)   Articles                Filed herewith.
         Supplementary to
         Articles of
         Incorporation, dated
         May 21, 1998

(2)      By-Laws                 Incorporated by reference to
                                 Exhibit 2 to Post-Effective
                                 Amendment No. 88 to the
                                 Registrant's Form N-1A filed
                                 October 31, 1997.

(3)      Not applicable

(4)(a)   Plan of                 Filed herewith as Exhibit A to
         Reorganization and      Part A.
         Liquidation relating
         to The Alliance
         Portfolios --
         Alliance Strategic
         Balanced Fund

(4)(b)   Plan of Liquidation     Filed herewith.
         and Reorganization
         relating to Alliance
         Income Builder Fund,
         Inc.

(6)      Investment Advisory     Filed herewith.
         Agreement between the
         Registrant and
         Alliance Capital
         Management L.P.

(7)(a)   Distribution Services   Filed herewith.
         Agreement between the
         Registrant and
         Alliance Fund
         Distributors, Inc.
         ("AFD")

         Amendment to            Incorporated by reference to

         Distribution Services   Exhibit 6(a) to Post-Effective
         Agreement between the   No. 86 to the Registrant's
         Registrant and AFD      Form N-1A, filed October 1, 1996


(7)(b)   Form of Selected        Incorporated by reference to
         Dealer Agreement        Exhibit 6(b) to Post-Effective
         between AFD and         Amendment No. 88 to Registrant's
         selected dealers        Form N-1A filed October 31,
         offering shares of      1997.
         the Registrant

(7)(c)   Form of Selected        Incorporated by reference to
         Agent Agreement         Post-Effective Amendment
         between AFD and         No. 88 to Exhibit 6(c) to
         selected agents         the Registrant's Form N-1A
         making available        filed October 31, 1997.
         shares of the
         Registrant

(8)      Not applicable

(9)(a)   Custodian Contract      Filed herewith.
         between the
         Registrant and
         State Street Bank
         and Trust Company

(10)     Rule 12b-1 Plan         Incorporated in Exhibit 7(a)
                                 above.

         Amended and Restated    Filed herewith.
         18f-3 plan

(11)(a)  Opinion of Seward &     Filed herewith.
         Kissel as to the
         legality of the
         securities being
         registered

(11)(b)  Opinion of Venable,     Filed herewith.
         Baetjer and Howard,
         LLP as to the
         legality of the
         securities being
         registered

(12)(a)  Opinions of Seward &    To be filed by means of a
         Kissel as to tax        post-effective amendment
         consequences            hereto.

    (b)  Opinion of Ropes &      To be filed by means of a
         Gray as to tax          post-effective amendment
         consequences            hereto.

(13)     Transfer Agency         Filed herewith.
         Agreement between
         the Registrant and
         Alliance Fund
         Services, Inc.

(14)(a)  Consent of Price-       Filed herewith.
         waterhouseCoopers
         LLP, independent
         accountants for
         Balanced Shares

(14)(b)  Consent of Price-       Filed herewith.
         waterhouseCoopers
         LLP, independent
         accountants for
         Strategic

(14)(c)  Consent of Ernst        Filed herewith.
         & Young LLP,
         independent auditors
         for Income Builder

(15)     Not applicable

(16)     Powers of Attorney      Filed herewith.

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (17
     CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a copy of each tax opinion required to be filed as an exhibit to the Registration Statement by Item 16(12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the Registration
     Statement.

                           SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City and State of New York, on the 27th day of July, 1998.
                           ALLIANCE BALANCED SHARES, INC.


                           By:  /s/ John D. Carifa
                                John D. Carifa
                                Chairman and President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

   Signature                 Title                 Date
   _________                 _____                 ____

1) Principal
   Executive Officer
                             Chairman             July 27, 1998
   /s/ John D. Carifa        and President
   John D. Carifa

2) Principal Financial
   and Accounting Officer

   /s/ Mark D. Gersten       Treasurer            July 27, 1998
   Mark D. Gersten

3) Directors

   Ruth Block
   John D. Carifa
   David H. Dievler
   John H. Dobkin
   William H. Foulk, Jr.
   James M. Hester
   Clifford L. Michel
   Donald J. Robinson


   /s/ Edmund P. Bergan, Jr.                      July 27, 1998
   By: Edmund P. Bergan, Jr.
       (Attorney-in-fact)

                     INDEX TO EXHIBITS

EXHIBIT NUMBER                   DESCRIPTION OF EXHIBIT

(1)(b)                           Articles of Amendment to
                                 Articles of Incorporation,
                                 dated April 9, 1993

(1)(c)                           Certificate of Correction,
                                 dated April 20, 1993

(1)(d)                           Articles Supplementary to
                                 Articles of Incorporation,
                                 dated April 29, 1993

(1)(e)                           Articles Supplementary to
                                 Articles of Incorporation,
                                 dated May 3, 1994

(1)(f)                           Articles Supplementary to
                                 Articles of Incorporation,
                                 dated September 30, 1996

(1)(g)                           Articles of Amendment to
                                 Articles of Incorporation,
                                 dated September 9, 1997

(1)(h)                           Articles Supplementary to
                                 Articles of Incorporation,
                                 dated May 21, 1998

(4)(b)                           Plan of Reorganization and
                                 Liquidation relating to
                                 Alliance Income Builder
                                 Fund, Inc.

(6)                              Investment Advisory
                                 Agreement between the
                                 Registrant and Alliance
                                 Capital Management L.P.

(7)(a)                           Distribution Services
                                 Agreement between the
                                 Registrant and Alliance
                                 Fund Distributors, Inc.

(9)(a)                           Custodian Contract between
                                 the Registrant and Alliance
                                 Fund Services, Inc.

(10)                             Amended and Restated 18f-3
                                 Plan

(11)(a)                          Opinion of Seward & Kissel
                                 as to the legality of the
                                 securities being registered

(11)(b)                          Opinion of Venable, Baetjer
                                 and Howard, LLP as to the
                                 legality of the securities
                                 being registered

(13)                             Transfer Agency Agreement
                                 between the Registrant and
                                 Alliance Fund Services,
                                 Inc.

(14)(a)                          Consent of Pricewaterhouse-
                                 Coopers LLP, independent
                                 accountants for Balanced
                                 Shares

(14)(b)                          Consent of Pricewaterhouse-
                                 Coopers LLP, independent
                                 accountants for Strategic

(14)(c)                          Consent of Ernst & Young
                                 LLP, independent auditors
                                 for Income Builder

(16)                             Powers of Attorney






















                            C-8
00250236.AA7